UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
Not applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐
No fee required.

☒
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

Common Stock, par value $0.01

(2)
Aggregate number of securities to which transaction applies:

As of January 29, 2021, there were (i) 43,648,226 shares of common stock outstanding, (ii) 1,414,203 shares of common stock underlying restricted stock unit awards (assuming settlement based on maximum performance for those restricted stock unit awards subject to performance-based vesting) outstanding, and (iii) no shares of preferred stock outstanding.

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Solely for the purpose of calculating the filing fee, the maximum aggregate value of the transaction was determined based on the sum of: (i) 43,648,226 shares of common stock multiplied by $18.00; and (ii) 1,414,203 shares of common stock underlying restricted stock unit awards multiplied by $18.00 (assuming settlement based on maximum performance for those restricted stock unit awards subject to performance-based vesting). The filing fee was determined in accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, by multiplying 0.0001091 by the proposed maximum aggregate value of the transaction of $811,123,722.

(4)
Proposed maximum aggregate value of transaction:

$811,123,722

(5)
Total fee paid:

$88,493.60

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.
1475 WEST 9000 SOUTH, SUITE A
WEST JORDAN, UT 84088

Telephone: (801) 566-6681
[•], 2021
Dear Fellow Stockholder,
You are cordially invited to attend a special meeting of stockholders of Sportsman’s Warehouse Holdings, Inc., a Delaware corporation (which we refer to as “Sportsman’s Warehouse,” “we” or “us”) that will be held on [•], 2021 at [•] Mountain Time. In light of the COVID-19 pandemic and the protocols that federal, state and local governments are currently imposing, and out of an abundance of caution and appreciation for the well-being of our stockholders, we have determined that the special meeting will be a virtual meeting of stockholders conducted via live audiocast on the Internet. You may register to listen to and participate in the special meeting by going to [•] and following the instructions provided for registration by no later than [•] Mountain Time on [•], 2021. Upon completing your registration, you will receive a confirmation email, which will include additional information about virtually attending the special meeting. You will not be able to attend the special meeting physically in person. For purposes of attendance at the special meeting, all references herein to “present in person” or “in person” shall mean virtually present at the special meeting.
At the special meeting, you will be asked to consider and vote upon (i) a proposal to adopt and approve the Agreement and Plan of Merger, dated December 21, 2020, by and among Great Outdoors Group, LLC (which we refer to as “Great Outdoors Group”), a wholly-owned subsidiary of Great Outdoors Group, Phoenix Merger Sub I, Inc. (which we refer to as “Merger Sub”), and Sportsman’s Warehouse, as amended from time to time (which we refer to as the “merger agreement”), pursuant to which Merger Sub would be merged with and into Sportsman’s Warehouse (which we refer to as the “merger”), with Sportsman’s Warehouse continuing as the surviving corporation in the merger and a wholly-owned subsidiary of Great Outdoors Group, (ii) a non-binding, advisory proposal to approve specified compensation that may be paid or may become payable to Sportsman’s Warehouse’s named executive officers based on or otherwise relating to the merger, and (iii) a proposal to adjourn the special meeting from time to time to a later date or time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting (or any adjournment thereof) to adopt and approve the merger agreement.
If the merger is completed following the satisfaction or waiver of the conditions set forth in the merger agreement, holders of shares of Sportsman’s Warehouse common stock, par value $0.01 per share (which we refer to as our “common stock”) as of immediately prior to the effective time of the merger (other than our common stock held by (i) Great Outdoors Group, Merger Sub or any other subsidiary of Great Outdoors Group, (ii) Sportsman’s Warehouse or any of its subsidiaries as treasury stock, or (iii) stockholders of Sportsman’s Warehouse who do not vote in favor of the proposal to adopt and approve the merger agreement (either in person or by proxy) and who properly demand appraisal of their shares of our common stock and otherwise comply with the requirements for perfecting and preserving appraisal rights set forth in Section 262 of the Delaware General Corporation Law, as amended) will be entitled to receive $18.00 in cash, without interest and less applicable withholding taxes, for each share of our common stock they own.
After careful consideration, our board of directors (which we refer to as the “Board”) has unanimously (i) determined that the merger agreement and the transactions contemplated thereby are advisable and in the best interests of Sportsman’s Warehouse’s stockholders, (ii) approved and declared advisable the merger agreement and the transactions contemplated thereby, (iii) directed that the merger agreement be submitted to Sportsman’s Warehouse’s stockholders to be adopted and approved, and (iv) resolved, subject to certain provisions of the merger agreement, to recommend the adoption and approval of the merger agreement by Sportsman’s Warehouse’s stockholders. Accordingly, the Board unanimously recommends that our stockholders vote “FOR” the adoption and approval of the merger agreement; “FOR” the non-binding, advisory proposal to approve specified compensation that may be paid or may become payable to Sportsman’s Warehouse’s named executive officers based on or otherwise relating to the merger; and “FOR” the adjournment of the special meeting from time to time to a later date or time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting (or any adjournment thereof) to adopt and approve the merger agreement.
The accompanying proxy statement provides detailed information about the special meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Annex A to the proxy statement. The proxy statement also describes the actions and determinations of the Board in connection with its evaluation of the merger agreement and the merger. We encourage you to read the proxy statement and its annexes, including the merger agreement, carefully and in their entirety.
Whether or not you plan to be virtually present at the special meeting, please complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid envelope or follow the instructions set forth on the proxy card and the accompanying proxy statement to grant your proxy electronically over the Internet or by telephone. If you hold your shares in street name, you should instruct your broker, bank or other nominee how to vote in accordance with the voting instruction form you will receive from your broker, bank or other nominee. Your broker, bank or other nominee cannot vote on any of the proposals at the special meeting, including the proposal to adopt and approve the merger agreement, without your instructions.
Your vote is very important. The merger cannot be completed unless the proposal to adopt and approve the merger agreement is approved by the affirmative vote of holders of a majority of the outstanding shares of our common stock entitled to vote thereon. Therefore, if you (i) do not submit a valid proxy or virtually attend the special meeting to vote your shares of common stock, (ii) abstain from voting, or (iii) if you hold your shares in street name, fail to instruct your broker, bank or other nominee how to vote your shares on the proposal to adopt and approve the merger agreement, it will have the same effect as a vote “AGAINST” the proposal to adopt and approve the merger agreement. Therefore, please submit your proxy or voting instruction form as soon as possible to ensure your shares are represented and voted at the special meeting.
If you have any questions or need assistance voting your shares, please contact our proxy solicitor:
90 Park Avenue
New York, NY 10016
Banks and Brokers Call: 1 (516) 220-8356
All Others Call Toll-free: 1 (833) 503-4127
Email: gerard.comer@equiniti.com
On behalf of the Board, thank you for your continued support.
Sincerely,
Jon Barker
President and Chief Executive Officer
The accompanying proxy statement is dated [•], 2021, and is first being mailed to Sportsman’s Warehouse’s stockholders of record on or about [•], 2021.

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.
1475 WEST 9000 SOUTH, SUITE A
WEST JORDAN, UT 84088
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on [•], 2021
To Our Fellow Stockholders:
Notice is hereby given that a special meeting of stockholders of Sportsman’s Warehouse Holdings, Inc., a Delaware corporation (which we refer to as “Sportsman’s Warehouse,” “we” or “us”) will be held on [•], 2021 at [•] Mountain Time, via live audiocast on the Internet, for the following purposes:
1.
To consider and vote on a proposal to adopt and approve the Agreement and Plan of Merger, dated December 21, 2020, by and among Great Outdoors Group, LLC (which we refer to as “Great Outdoors Group”), a wholly-owned subsidiary of Great Outdoors Group, Phoenix Merger Sub I, Inc. (which we refer to as “Merger Sub”), and Sportsman’s Warehouse, as amended from time to time (which we refer to as the “merger agreement”), pursuant to which Merger Sub will be merged with and into Sportsman’s Warehouse (which we refer to as the “merger”), with Sportsman’s Warehouse continuing as the surviving corporation in the merger and a wholly-owned subsidiary of Great Outdoors Group (which we refer to as the “merger proposal”).

2.
To consider and vote on a non-binding, advisory proposal to approve specified compensation that may be paid or may become payable to Sportsman’s Warehouse’s named executive officers based on or otherwise relating to the merger (which we refer to as the “proposal to approve the merger-related executive compensation”).

3.
To consider and vote on a proposal to adjourn the special meeting from time to time to a later date or time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting (or any adjournment thereof) to adopt and approve the merger agreement (which we refer to as the “adjournment proposal”).

You may register to listen to and participate in the special meeting via live audiocast on the Internet by going to [•] and following the instructions provided for registration by no later than [•] Mountain Time on [•], 2021. Upon completing your registration, you will receive a confirmation email, which will include additional information about virtually attending the special meeting. The accompanying proxy statement provides detailed information about the special meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Annex A to the proxy statement. We encourage you to read the proxy statement and its annexes, including the merger agreement, carefully and in their entirety.
Only holders of record of our common stock, par value $0.01 per share (which we refer to as our “common stock”), as of the close of business on January 29, 2021 are entitled to receive notice of, and to vote at, the special meeting and any adjournments or postponements thereof. You will be entitled to one vote for each share of our common stock that you held as of the close of business on January 29, 2021. A list of all stockholders entitled to vote at the special meeting will be available for examination at our principal executive offices at 1475 West 9000 South, Suite A, West Jordan, Utah, for ten days before the special meeting, and during the special meeting such list will be available for examination by following the link you will receive to virtually attend the special meeting after completing your registration.

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. The merger cannot be completed unless the merger proposal is approved by the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote thereon. Whether or not you plan to be virtually present at the special meeting, please complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or follow the instructions set forth on the proxy card and the accompanying proxy statement to grant your proxy electronically over the Internet or by telephone. If you hold your shares in street name, you should instruct your broker, bank or other nominee how to vote in accordance with the voting instruction form you will receive from your broker, bank or other nominee. Your broker, bank or other nominee cannot vote on any of the proposals at the special meeting, including the merger proposal, without your instructions.
The board of directors of Sportsman’s Warehouse (i) has unanimously (a) determined that the merger agreement and the transactions contemplated thereby are advisable and in the best interests of Sportsman’s Warehouse’s stockholders, (b) approved and declared advisable the merger agreement and the transactions contemplated thereby, (c) directed that the merger agreement be submitted to Sportsman’s Warehouse’s stockholders to be adopted and approved, and (d) resolved, subject to certain provisions of the merger agreement, to recommend the adoption and approval of the merger agreement by Sportsman’s Warehouse’s stockholders; and (ii) unanimously recommends that Sportsman’s Warehouse’s stockholders vote “FOR” the merger proposal; “FOR” the proposal to approve the merger-related executive compensation; and “FOR” the adjournment proposal.
By Order of the Board of Directors,
Robert K. Julian
Chief Financial Officer and Secretary
Dated: [•], 2021

i

Page
Effects of the Merger; Directors and Officers; Certificate of Incorporation; Bylaws	73
Closing and Effective Time of the Merger	73
Treatment of Common Stock, Stock-Based Awards and Performance Awards	74
Surrender and Payment Procedures	75
Representations and Warranties	76
Solicitation Period for Acquisition Proposals	82
No Solicitation of Acquisition Proposals; Board Recommendation Changes	83
Stockholders Meeting	87
Filings; Other Actions; Notification	87
Employee Benefits Matters	88
Other Covenants and Agreements	88
Conditions to the Merger	89
Termination	90
Termination Fees	92
Directors’ and Officers’ Indemnification and Insurance	93
Expenses	94
Specific Performance	94
Amendments	94
Governing Law	94
PROPOSAL 2: NON-BINDING, ADVISORY VOTE ON MERGER-RELATED COMPENSATION FOR SPORTSMAN’S WAREHOUSE’S NAMED EXECUTIVE OFFICERS	95
Golden Parachute Compensation	95
Merger-Related Compensation Proposal	97
PROPOSAL 3: ADJOURNMENT OF THE SPECIAL MEETING	98
MARKET PRICE OF COMMON STOCK	99
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	100
APPRAISAL RIGHTS	103
DELISTING AND DEREGISTRATION OF COMMON STOCK	109
SUBMISSION OF STOCKHOLDER PROPOSALS	109
WHERE YOU CAN FIND MORE INFORMATION	110
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE	110
Annex A Agreement and Plan of Merger, dated as of December 21, 2020, by and among Sportsman’s Warehouse, Inc., Great Outdoors Group, LLC, and Phoenix Merger Sub I, Inc.	A-1
Annex B Opinion of Robert W. Baird & Co. Incorporated, dated December 21, 2020	B-1
Annex C Section 262 of the General Corporation Law of the State of Delaware	C-1

ii

SUMMARY
This summary, together with the following section entitled “Questions and Answers About The Special Meeting and The Merger,” highlights selected information in this proxy statement and does not contain all of the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes, and the documents referred to or incorporated by reference in this proxy statement for a more complete understanding of the matters being considered at the special meeting of Sportsman’s Warehouse’s stockholders. Each item in this summary includes a page reference directing you to a more complete description of that topic. This proxy statement is dated [•], 2021, and is first being mailed to our stockholders of record on or about [•], 2021.
In this proxy statement, the terms “Sportsman’s Warehouse,” “we,” “us” and “our” refer to Sportsman’s Warehouse Holdings, Inc. and, where appropriate, its subsidiaries. We also refer to Great Outdoors Group, LLC as “Great Outdoors Group” and Phoenix Merger Sub I, Inc. as “Merger Sub.” All references to the “merger agreement” refer to the Agreement and Plan of Merger, dated as of December 21, 2020, as it may be amended from time to time, by and among Sportsman’s Warehouse, Great Outdoors Group and Merger Sub, a copy of which is included as Annex A to this proxy statement, and all references to the “merger” refer to the merger of Merger Sub with and into Sportsman’s Warehouse pursuant to the merger agreement, with Sportsman’s Warehouse continuing as the surviving corporation and a wholly-owned subsidiary of Great Outdoors Group. Sportsman’s Warehouse, following the consummation of the merger, is sometimes referred to as the “surviving corporation.”
Parties to the Merger (Page 26)
Sportsman’s Warehouse Holdings, Inc., a Delaware corporation, is an outdoor sporting goods retailer focused on meeting the everyday needs of the seasoned outdoor veteran, the first-time participant, and everyone in between. Sportsman’s Warehouse’s mission is to provide outstanding gear and exceptional service to inspire outdoor memories. Sportsman’s Warehouse strives to accomplish this goal by tailoring our broad and deep merchandise assortment to meet local conditions and demand, offering everyday low prices, providing friendly support from Sportsman’s Warehouse’s knowledgeable and highly-trained staff, and offering a top-tier e-commerce experience, extensive in-store events and educational programming. Sportsman’s Warehouse’s principal executive offices are located at 1475 West 9000 South, Suite A, West Jordan, Utah, 84088, and our telephone number is (801) 566-6681.
Sportsman’s Warehouse common stock, par value $0.01 per share (which we refer to as our “common stock”), is listed on the Nasdaq Global Select Market (which we refer to as “Nasdaq”) under the symbol “SPWH.” Additional information about Sportsman’s Warehouse can be found at www.sportsmans.com. The information provided on or accessible through Sportsman’s Warehouse’s website is not a part of or incorporated by reference in this proxy statement or any other report or document we file with or furnish to the Securities and Exchange Commission (which we refer to as the “SEC”).
Great Outdoors Group, LLC, a privately-held Delaware limited liability company, serves as the holding company for the operations of Bass Pro Shops, Cabela’s, White River Marine Group and a collection of nature-based resorts. Bass Pro Shops was founded in 1972 and is a leading national retailer of sporting and hunting gear and apparel. In 2017, Bass Pro Shops united with Cabela’s; together they operate 169 stores, and more than 500 million outdoors enthusiasts visit their websites annually. White River Marine Group is a manufacturer and retailer of recreational boats with industry-leading brands including Tracker Boats, Sun Tracker, Nitro, Tahoe, Regency, Mako, Ranger and Triton. Great Outdoors Group’s collection of nature-based resorts include Big Cedar Lodge, America’s premier wilderness resort, which welcomes more than one million guests annually to Missouri’s Ozark Mountains. Great Outdoors Group and its businesses employ over 30,000 team members. Great Outdoors Group’s principal executive offices are located at 2500 East Kearney, Springfield, Missouri 65898, and its telephone number is (417) 873-5000.
Phoenix Merger Sub I, Inc., a Delaware corporation and a wholly-owned subsidiary of Great Outdoors Group, was incorporated for the sole purpose of consummating the transactions contemplated by the merger agreement. Prior to the effective time of the merger, Merger Sub will have engaged in no other business activities and will have incurred no liabilities or obligations, other than activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the merger agreement. Upon the completion of the merger, Merger Sub will cease to exist and Sportsman’s Warehouse will continue as the surviving corporation. Merger Sub’s principal executive offices are located at 2500 East Kearney, Springfield, Missouri 65898, and its telephone number is (417) 873-5000.
The Special Meeting (Page 27)
Date, Time and Place of the Special Meeting (Page 27)
This proxy statement is being furnished to our stockholders of record as of the record date (as such term is defined below) as part of the solicitation of proxies by the board of directors of Sportsman’s Warehouse (which we refer to as the “Board”) for use at the special meeting to be held virtually on [•], 2021 at [•] Mountain Time, via live audiocast on the Internet, or at any adjournment or postponement thereof. You may register to listen to and participate in the special meeting by going to [•] and following the instructions provided for registration by no later than [•] Mountain Time on [•], 2021. Upon completing your registration, you will receive a confirmation email, which will include additional information about virtually attending the special meeting. You will not be able to attend the special meeting physically in person. For purposes of attendance at the special meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the special meeting.
The Purpose of the Special Meeting (Page 27)
At the special meeting, holders of our common stock will be asked to consider and vote on (i) a proposal to adopt and approve the merger agreement (which we refer to as the “merger proposal”), (ii) a non-binding, advisory proposal to approve specified compensation that may be paid or may become payable to Sportsman’s Warehouse’s named executive officers based on or otherwise relating to the merger (which we refer to as the “proposal to approve the merger-related executive compensation”), and (iii) a proposal to adjourn the special meeting from time to time to a later date or time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting (or any adjournment thereof) to adopt and approve the merger agreement (which we refer to as the “adjournment proposal”).
The Board (i) has unanimously (a) determined that the merger agreement and the transactions contemplated thereby are advisable and in the best interests of Sportsman’s Warehouse’s stockholders, (b) approved and declared advisable the merger agreement and the transactions contemplated thereby, (c) directed that the merger agreement be submitted to Sportsman’s Warehouse’s stockholders to be adopted and approved, and (d) resolved, subject to certain provisions of the merger agreement, to recommend the adoption and approval of the merger agreement by Sportsman’s Warehouse’s stockholders; and (ii) unanimously recommends that Sportsman’s Warehouse’s stockholders vote “FOR” the merger proposal; “FOR” the proposal to approve the merger-related executive compensation; and “FOR” the adjournment proposal.
Record Date, Notice and Quorum (Page 27)
You are entitled to receive notice of, and to vote at, the special meeting if you held shares of our common stock at the close of business on January 29, 2021 (which the Board has set as the record date for the special meeting and which we refer to as the “record date”). As of the close of business on the record date, there were 43,648,226 shares of our common stock outstanding. The presence at the special meeting, in person or represented by proxy, of the holders of a majority of our common stock issued and outstanding and entitled to vote at the special meeting constitutes a quorum for the transaction of business at the special meeting. If a quorum is not present at the special meeting, we expect that the special meeting will be adjourned to solicit additional proxies as permitted by our Amended and Restated Bylaws (which we refer to as our “bylaws”). Abstentions will count as present and entitled to vote for purposes of determining the existence of a quorum. If you hold your shares of common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares at the special meeting, your shares will not be counted for purposes of determining the existence of a quorum.
Vote Required (Page 28)
Each holder of our common stock is entitled to one vote for each share of our common stock held on the record date.

Approval of the merger proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote thereon. Therefore, abstentions will have the same effect as a vote “AGAINST” the merger proposal. In addition, if you do not submit a valid proxy or virtually attend the special meeting to vote your shares of common stock or if you hold your shares of common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares on the merger proposal, it will have the same effect as a vote “AGAINST” the merger proposal.
Approval of the proposal to approve the merger-related executive compensation and the adjournment proposal each require the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on the proposal. Abstentions with respect to each of the proposal to approve the merger-related executive compensation and the adjournment proposal will have the same effect as a vote “AGAINST” such proposal. In addition, if you do not submit a valid proxy or virtually attend the special meeting to vote your shares of common stock or if you hold your shares of common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares on the proposal to approve the merger-related executive compensation or the adjournment proposal, your shares will not be voted at the special meeting and will not be counted in determining the outcome of the proposal to approve the merger-related executive compensation or the adjournment proposal. The completion of the merger is not conditioned upon the approval of the proposal to approve the merger-related executive compensation or the adjournment proposal.
As of the record date, the directors and executive officers of Sportsman’s Warehouse beneficially owned and were entitled to vote, in the aggregate, 397,488 (0.91%) shares of our common stock (not including any shares of our common stock deliverable upon settlement of any Sportsman’s Warehouse restricted stock unit awards). The directors and executive officers of Sportsman’s Warehouse have informed Sportsman’s Warehouse that they currently intend to vote all such shares of our common stock “FOR” approval of the merger proposal, “FOR” approval of the proposal to approve the merger-related executive compensation and “FOR” approval of the adjournment proposal.
Voting (Page 29)
All holders of shares of our common stock as of the close of business on the record date, including stockholders of record and stockholders who hold shares of our common stock in street name, may virtually attend the special meeting and vote their shares by pre-registering at the following website: [•]. You will need the control number included on your proxy card or voting instruction form (if you received a printed copy of the proxy materials) or included in the email to you (if you received the proxy materials by email) in order to be able to pre-register for the special meeting. Approximately one hour prior to the start time of the special meeting, all stockholders who have pre-registered by no later than [•] Mountain Time on [•], 2021 will receive an email containing a unique Uniform Resource Locator (which we refer to as “URL”) link providing access to the special meeting, as well as a URL link providing ability to vote during the special meeting. Please note that if you hold your shares in street name, you may not vote your shares by virtually attending the special meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the special meeting. Once you have obtained the legal proxy, you must send a copy of the legal proxy to EQ Proxy Services via e-mail to EQSS-ProxyTabulation@equiniti.com by 11:59 p.m., Mountain Time, on [•], 2021, the day before the special meeting.
If you hold your shares of common stock as a record holder, you may cause your shares to be voted by completing, signing, dating and returning the enclosed proxy card in the accompanying prepaid envelope. You may also submit a proxy over the Internet or by telephone by following the instructions on the enclosed proxy card. If you submit a proxy by Internet or telephone, you need not return a written proxy card by mail.
If you hold your shares of common stock in street name, you will receive instructions from your broker, bank or other nominee on how to vote your shares. Your broker, bank or other nominee will allow you to deliver your voting instructions over the Internet and may also permit you to provide your voting instructions by telephone. In addition, you may submit your voting instructions by completing, signing and dating the voting instruction form that was included with this proxy statement and returning it in the accompanying prepaid envelope. If you provide voting instructions by Internet or telephone, you need not return a written voting instruction form by mail.
If you are a stockholder of record, you may change or revoke a previously submitted proxy at any time before it is exercised by one of the following methods:
•
delivering a later dated proxy card or submitting another proxy by telephone or the Internet as provided in the section entitled “The Special Meeting — Voting” beginning on page 29 (your latest telephone or Internet voting instructions will be followed);

•
delivering to the Secretary of Sportsman’s Warehouse at our principal executive offices a written notice of revocation prior to the voting of the proxy at the special meeting; or

•
by voting in person at the special meeting. However, attendance at the special meeting will not, by itself, revoke your proxy.

Written notices of revocation should be addressed to:
Sportsman’s Warehouse Holdings, Inc.
Attn: Secretary
1475 West 9000 South, Suite A
West Jordan, Utah 84088
Any change to your proxy that is provided by telephone or the Internet must be submitted by 11:59 p.m., Mountain Time, on [•], 2021, the day before the special meeting.
If your shares are held in street name, you must contact your broker, bank or other nominee to find out how to change or revoke your voting instructions.
The Merger (Page 33)
The merger agreement provides that, subject to the satisfaction or waiver of the conditions set forth therein, at the effective time of the merger, which we refer to as the “effective time,” Merger Sub will merge with and into Sportsman’s Warehouse. Sportsman’s Warehouse will be the surviving corporation following the merger. As a result of the merger, Sportsman’s Warehouse will cease to be a publicly traded company and will become a wholly-owned subsidiary of Great Outdoors Group. You will not own any shares of the capital stock of the surviving corporation after upon the completion of the merger.
Merger Consideration (Page 33)
At the effective time, each share of our common stock outstanding immediately prior to the effective time will automatically be canceled and converted into the right to receive an amount in cash equal to $18.00, without interest and less any applicable withholding taxes (which we refer to as the “merger consideration”), other than shares of our common stock held as of immediately prior to the effective time by (i) Great Outdoors Group, Merger Sub or any other subsidiaries of Great Outdoors Group, (ii) Sportsman’s Warehouse or any of its subsidiaries as treasury stock, or (iii) stockholders of Sportsman’s Warehouse who do not vote in favor of the merger proposal (either in person or by proxy) and who properly demand appraisal of their shares of our common stock and otherwise comply with the requirements for perfecting and preserving appraisal rights set forth in Section 262 of the Delaware General Corporation Law, as amended (which we refer to as the “DGCL”). We refer to the shares of our common stock held by the holders listed in clauses (i) and (ii) above, collectively as the “excluded shares”; and we refer to the shares of our common stock held by the holders listed in clause (iii) above as the “dissenting shares.” Dissenting shares will not be converted into the right to receive the merger consideration at the effective time, and the holders of such dissenting shares will only have the right to receive the “fair value” of their dissenting shares as of the effective time as determined by the Delaware Court of Chancery and to receive payment based on that valuation in lieu of the merger consideration, if such stockholders follow exactly the procedures set forth in Section 262 of the DGCL. See “Appraisal Rights” beginning on page 103.
Reasons for the Merger; Recommendation of the Board (Page 44)
After careful consideration of various factors as described in the section entitled “The Merger — Reasons for the Merger; Recommendation of the Board” beginning on page 44, the Board (i) has unanimously

(a) determined that the merger agreement and the transactions contemplated thereby are advisable and in the best interests of Sportsman’s Warehouse’s stockholders, (b) approved and declared advisable the merger agreement and the transactions contemplated thereby, (c) directed that the merger agreement be submitted to Sportsman’s Warehouse’s stockholders to be adopted and approved, and (d) resolved, subject to certain provisions of the merger agreement, to recommend the adoption and approval of the merger agreement by Sportsman’s Warehouse’s stockholders; and (ii) unanimously recommends that Sportsman’s Warehouse’s stockholders vote “FOR” the merger proposal; “FOR” the proposal to approve the merger-related executive compensation; and “FOR” the adjournment proposal.
In considering the recommendation of the Board with respect to the merger proposal, you should be aware that our directors and executive officers may have interests in the merger that may be different from, or in addition to, yours. The Board was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement, and in recommending that the merger agreement be adopted and approved by the stockholders of Sportsman’s Warehouse. See “The Merger — Interests of Certain Persons in the Merger” beginning on page 66.
Opinion of Robert W. Baird & Co. Incorporated (Page 57)
Sportsman’s Warehouse engaged Robert W. Baird & Co. Incorporated (which we refer to as “Baird”) to provide financial advice in connection with the proposed merger based on Baird’s qualifications, expertise, reputation and knowledge of Sportsman’s Warehouse’s business and the industries in which Sportsman’s Warehouse operates. At the December 21, 2020 meeting of the Board, representatives of Baird rendered Baird’s oral opinion, which was subsequently confirmed by delivery of a written opinion to the Board dated December 21, 2020, as to the fairness, as of such date, from a financial point of view, to the holders of our common stock (other than Great Outdoors Group and its affiliates or those holding excluded shares or dissenting shares) of the merger consideration to be received by such holders in the merger pursuant to the merger agreement, based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Baird in connection with the preparation of its opinion.
The full text of the written opinion of Baird, dated December 21, 2020, which sets forth, among other things, the various assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken, is attached as Annex B to this document. Baird provided its opinion for the information and assistance of the Board (in its capacity as such) in connection with, and for purposes of, its consideration of the merger, and its opinion only addresses whether the merger consideration to be received by the holders of our common stock (other than Great Outdoors Group and its affiliates or those holding excluded shares or dissenting shares) in the merger pursuant to the merger agreement was fair, from a financial point of view, to such holders. The opinion of Baird did not address any other term or aspect of the merger agreement or the merger. The Baird opinion does not constitute a recommendation to the Board or any holder of our common stock as to how the Board, such stockholder or any other person should vote or otherwise act with respect to the merger or any other matter.
Financing of the Merger (Page 64)
Great Outdoors Group expects to fund amounts needed to acquire Sportsman’s Warehouse under the merger agreement through a combination of available borrowings under its existing credit agreement and its cash and cash equivalents on hand at closing. Great Outdoors Group’s and Merger Sub’s obligations under the merger agreement are not subject to, or conditioned on, the receipt or availability of any funds or financing.
Interests of Certain Persons in the Merger (Page 66)
In considering the recommendation of the Board that you vote to approve the merger proposal, you should be aware that Sportsman’s Warehouse’s directors and executive officers may have interests in the merger that may be different from, in conflict with or in addition to, those of Sportsman’s Warehouse’s stockholders generally. Members of the Board were aware of and considered these interests, at the time, among other matters, in evaluating and negotiating the merger agreement and the merger, approving the merger agreement, and in recommending to Sportsman’s Warehouse stockholders that the merger agreement be adopted and approved.
Interests of Sportsman’s Warehouse’s directors and executive officers include, but are not limited to, the following:
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Sportsman’s Warehouse restricted stock unit awards that are subject to time-vesting requirements (which we refer to as “RSUs”) and restricted stock unit awards that are subject to time- and performance-vesting requirements (which we refer to as “PSUs”) held by Sportsman’s Warehouse’s executive officers, and RSUs held by Sportsman’s Warehouse’s non-employee directors, immediately prior to the effective time will be treated in the same manner as those RSUs and PSUs held by other employees of Sportsman’s Warehouse;

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The outstanding ESPP share purchase rights of Sportsman’s Warehouse’s executive officers under the Sportsman’s Warehouse employee stock purchase plan (which we refer to as the “ESPP”) will be treated in the same manner as outstanding ESPP share purchase rights held by other employees of Sportsman’s Warehouse;

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Sportsman’s Warehouse’s Director Compensation Policy provides that in the event of a change in control of Sportsman’s Warehouse (such as the merger), non-employee directors will fully vest in all of their outstanding equity awards;

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Each executive officer is party to an agreement with us (in Mr. Barker’s case, his employment agreement, and in Mr. Julian’s case, his severance agreement) that provides for certain severance benefits in the event the executive officer’s employment is terminated by Sportsman’s Warehouse other than due to “gross misconduct,” or by the executive officer for “good reason” (as such terms are defined in the respective agreements);

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The Board approved Sportsman’s Warehouse reimbursing the executive officers for up to $35,000, in the aggregate, of legal fees that they may incur in connection with the review and negotiation of their employment arrangements in connection with the merger (no discussions between Great Outdoors Group and our executive officers regarding any potential changes to their employment arrangements in connection with the merger have taken place as of the date of this proxy statement);

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Each executive officer was paid an annual performance bonus in December 2020 based on our compensation committee’s assessment of our performance for fiscal year 2020 relative to pre-established goals, as well as each executive’s individual performance; and

•
Sportsman’s Warehouse’s directors and officers will be entitled to certain ongoing indemnification, exculpation of liability and advancement rights as well as coverage under directors’ and officers’ liability policies.

For more information, see the sections entitled “The Merger — Background of the Merger” beginning on page 33 and “The Merger — Reasons for the Merger; Recommendation of the Board” beginning on page 44. These interests are described in more detail below, and certain of them are quantified in the narrative and in the section entitled “Proposal 2: Non-Binding, Advisory Vote on Merger-Related Compensation for Sportsman’s Warehouse’s Named Executive Officers — Golden Parachute Compensation” beginning on page 95.
Material U.S. Federal Income Tax Consequences of the Merger (Page 70)
The exchange of shares of our common stock for cash pursuant to the merger, generally, will be a taxable transaction to U.S. holders (as defined in the section entitled “The Merger — Material U.S. Federal Income Tax Consequences of the Merger” on page 70) for U.S. federal income tax purposes. Stockholders who are U.S. holders will generally recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received with respect to their shares of our common stock pursuant to the merger and their adjusted tax basis in such shares. You should read “The Merger — Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 70 for a more detailed discussion of the U.S. federal income tax consequences of the merger. You should also consult your tax advisor for a complete analysis of the effect of the merger on your federal, state and local and/or foreign taxes.

Regulatory Clearance (Page 71)
Sportsman’s Warehouse, Great Outdoors Group, and Merger Sub have agreed to cooperate and coordinate with each other and, subject to the terms and conditions of the merger agreement, use their respective reasonable best efforts to, among other matters, (i) prepare and file as promptly as practicable after the date of the merger agreement with any governmental authority all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, and (ii) obtain and maintain all approvals, consents, registrations, permits, authorizations, licenses, waivers and other confirmations required to be obtained from any governmental authority or any other third party that are necessary in connection with the consummation of the transactions contemplated by the merger agreement, including under applicable antitrust laws (as described more particularly in the section entitled “The Merger — Regulatory Clearance” beginning on page 71).
HSR Clearance.   Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (which we refer to as the “HSR Act”), and related rules, certain transactions, including the merger, may not be completed until notifications have been given and information furnished to the Antitrust Division of the Department of Justice (which we refer to as the “Antitrust Division”) and the United States Federal Trade Commission (which we refer to as the “FTC”) and all statutory waiting period requirements have been satisfied. The merger agreement requires the parties to make an appropriate filing of a notification and report form pursuant to the HSR Act as promptly as practicable after the date of the merger agreement (and in any event within ten business days after the date of the merger agreement). Completion of the merger is subject to the expiration or termination of the applicable waiting period under the HSR Act.
On January 6, 2021, Sportsman’s Warehouse filed its notification of the proposed merger with the Antitrust Division and the FTC under the HSR Act. On January 6, 2021, Great Outdoors Group filed its notification of the proposed merger with the Antitrust Division and the FTC under the HSR Act. The statutory waiting period is scheduled to expire on February 5, 2021, but it may be extended by the Antitrust Division or the FTC.
The Merger Agreement (Page 73)
Treatment of Common Stock, Stock-Based Awards and Performance Awards (Page 74)
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Common Stock.   Each share of our common stock outstanding immediately prior to the effective time (other than excluded shares and dissenting shares) will be canceled and converted into the right to receive $18.00 in cash, without interest and less any applicable withholding taxes.

•
RSU Awards.   At or immediately prior to the effective time, each Sportsman’s Warehouse RSU award that is outstanding immediately prior to the effective time will be canceled by virtue of the merger and without any action on the part of the holder thereof and converted into the right to receive (less applicable withholding taxes and without interest) an amount in cash equal to (i) the number of shares of our common stock subject to the Sportsman’s Warehouse RSU award immediately prior to the effective time multiplied by (ii) $18.00.

•
PSU Awards.   At or immediately prior to the effective time, each Sportsman’s Warehouse PSU award that is outstanding immediately prior to the effective time will be canceled by virtue of the merger and without any action on the part of the holder thereof and converted into the right to receive (less applicable withholding taxes and without interest) an amount in cash equal to (i) the number of shares of our common stock subject to the Sportsman’s Warehouse PSU award immediately prior to the effective time, as determined pursuant to the terms of the award and as outlined in the following paragraph, multiplied by (ii) $18.00.

•
Each outstanding Sportsman’s Warehouse PSU award covers three distinct performance periods (the Sportsman’s Warehouse fiscal years 2020, 2021 and 2022), with one-third of the total target number of PSUs subject to each award allocated to each of those three performance periods. Between 0% and 200% of the portion of the target number of PSUs allocated to any one of the individual performance periods may become eligible to vest based on performance during that performance period. If the effective time occurs on or before April 16, 2021, then the number of shares of our common stock subject to the Sportsman’s Warehouse PSU awards that are outstanding immediately prior to the effective time and that will be cashed out in accordance with the preceding paragraph will equal the sum of (i) 200% of the portion of the PSUs subject to the award corresponding to fiscal year 2020 (as the performance goals for that year were achieved at the applicable maximum levels), and (ii) 100% (the target level of performance) of the PSUs subject to the award corresponding to fiscal years 2021 and 2022. If the effective time occurs after April 16, 2021 but on or before April 18, 2022, then the number of shares of our common stock subject to the Sportsman’s Warehouse PSU awards that are outstanding immediately prior to the effective time and that will be cashed out in accordance with the preceding paragraph will equal the sum of (i) 200% of the portion of the PSUs subject to the award corresponding to fiscal year 2020 (as the performance goals for that year were achieved at the applicable maximum levels), (ii) the greater of (a) the portion of the PSUs subject to the award corresponding to fiscal year 2021 that would vest assuming the 2021 performance year ended on the effective time and based on actual performance for that shortened period measured against pro-rated fiscal year 2021 performance goals, and (b) 100% (the target level of performance) of the PSUs subject to the award corresponding to fiscal year 2021, and (iii) 100% (the target level of performance) of the PSUs subject to the award corresponding to fiscal year 2022.
•
Treatment of Employee Stock Purchase Plan.   We caused the offering period under the ESPP in progress at the time of the execution of the merger agreement to be the final offering period under the ESPP. The termination date for such final offering under the ESPP was December 31, 2020 (which date we refer to as the “final ESPP purchase date”). On the final ESPP purchase date, the funds credited for each participant under the ESPP were used to purchase shares of our common stock in accordance with the terms of the ESPP. No new offering or purchase periods under the ESPP will commence after the final ESPP purchase date. The ESPP will be terminated as of the effective time.

Solicitation Period for Acquisition Proposals (Page 82)
During the period beginning on December 21, 2020 and ending at 11:59 p.m. New York City time on January 31, 2021 (such date, the “no-shop period start date” and such period, the “go-shop period”), Sportsman’s Warehouse, its subsidiaries and their respective Representatives (as such term is defined in the section entitled “The Merger Agreement — Solicitation Period for Acquisition Proposals” beginning on page 82) had the right to: (i) solicit, initiate, propose or induce the making, submission or announcement of, or encourage, facilitate or assist any proposal or offer that could constitute an acquisition proposal (as such term is defined in the section entitled “The Merger Agreement — No Solicitation of Acquisition Proposals; Board Recommendation Changes” beginning on page 83); (ii) provide information (including non-public information and data) relating to Sportsman’s Warehouse or any of its subsidiaries, and afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Sportsman’s Warehouse or any of its subsidiaries to any person (including such person’s Representatives and potential financing sources), pursuant to an acceptable confidentiality agreement between Sportsman’s Warehouse and such person, provided, however, that Sportsman’s Warehouse also provided to Great Outdoors Group and Merger Sub any non-public information or data that was provided to any person given such access that was not previously provided or made available to Great Outdoors Group or Merger Sub, prior to or substantially concurrently with the time it was provided to such person; (iii) engage in, enter into, continue or otherwise participate in, any discussions or negotiations with any person (including such person’s Representatives and potential financing sources) with respect to any acquisition proposal (or any inquiries, proposals, offers or other efforts that would reasonably be expected to lead to an acquisition proposal); and (iv) cooperate with, assist or participate in, or facilitate any such inquiries, proposals, offers, discussions or negotiations or any effort or attempt to make any acquisition proposal. As promptly as reasonably practicable, and in any event within one business day after the no-shop period start date, Sportsman’s Warehouse agreed to deliver to Great Outdoors Group a written notice setting forth the identity of each person that made an acquisition proposal during the go-shop period that the Board has determined in good faith constitutes or would be reasonably expected to lead to a superior proposal to the merger (we refer to each such person as an “excluded party”). No acquisition proposals were made to Sportsman’s Warehouse during the go-shop period, and accordingly, there are no excluded parties.
No Solicitation of Acquisition Proposals; Board Recommendation Changes (Page 83)
During the period from the no-shop period start date (or, with respect to an excluded party, from 11:59 p.m. New York City time on February 20, 2021, which we refer to as the “cut-off time”) until the earlier of the effective time or the valid termination of the merger agreement pursuant to its terms, Sportsman’s Warehouse has agreed not to, has agreed to cause each of its subsidiaries’ and its and their respective officers and directors not to, and has agreed to instruct its and its subsidiaries’ other Representatives not to, directly or indirectly (i) solicit, initiate, knowingly encourage or knowingly facilitate any proposal or offer that constitutes, or would reasonably be expected to lead to, an acquisition proposal; or (ii) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other person any information in connection with, or for the purpose of knowingly encouraging or knowingly facilitating, any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to, an acquisition proposal. However, even after the no-shop period start date, Sportsman’s Warehouse is permitted to continue discussions with and provide non-public information to excluded parties (and their Representatives and potential financial sources), to the same extent as permitted during the go-shop period, including with respect to any amended or modified acquisition proposal submitted by an excluded party following the no-shop period start date, until approval of the merger proposal is obtained from Sportsman’s Warehouse’s stockholders.
Sportsman’s Warehouse further agreed that from December 21, 2020 until the earlier to occur of the effective time or the valid termination of the merger agreement pursuant to its terms, neither the Board nor any committee thereof will: (i) make an adverse recommendation change (as such term is defined in the section entitled “The Merger Agreement — No Solicitation of Acquisition Proposals; Board Recommendation Changes — Adverse Recommendation Change” beginning on page 85); or (ii) cause or direct Sportsman’s Warehouse or any of its subsidiaries to enter into any letter of intent, memorandum of understanding, agreement, legally binding commitment, or agreement in principle with respect to, or that would reasonably be expected to lead to, any acquisition proposal (other than an acceptable confidentiality agreement entered into in accordance with the merger agreement).
However, prior to obtaining approval of the merger proposal from the stockholders of Sportsman’s Warehouse and subject to the satisfaction of certain conditions, Sportsman’s Warehouse and the Board, as applicable, are permitted to take certain actions which may, as more fully described in the merger agreement, include changing the Board recommendation following receipt of an acquisition proposal, if the Board has determined in good faith after consultation with its financial advisor and outside legal counsel and taking into account any revisions to the terms and conditions of the merger agreement proposed in writing by Great Outdoors Group and capable of being accepted by Sportsman’s Warehouse, that (x) such acquisition proposal constitutes a superior proposal to the merger and (y) failure to change the Board recommendation would reasonably be expected to result in a breach of the Board’s fiduciary duties under applicable law. In addition, the Board is permitted to change its recommendation, for reasons not related to the receipt of an acquisition proposal, if an intervening event occurs, and the Board has determined in good faith, after consultation with its financial advisor and outside legal counsel, that failure to do so would reasonably be expected to result in a breach of the Board’s fiduciary duties under applicable law.
Conditions to the Merger (Page 89)
The respective obligations of Sportsman’s Warehouse, Great Outdoors Group and Merger Sub to consummate the merger are subject to the satisfaction or waiver of certain customary conditions, including the adoption and approval of the merger agreement by our stockholders, receipt of antitrust clearance under the HSR Act, the absence of any order, injunction or judgment issued by any governmental authority of competent jurisdiction that enjoins or otherwise prohibits the consummation of the merger, the accuracy of the representations and warranties of the parties, compliance in all material respects by the parties with their respective obligations under the merger agreement, and the absence of a material adverse effect on Sportsman’s Warehouse following the date of the merger agreement. See “The Merger Agreement — Conditions to the Merger” beginning on page 89.
Termination (Page 90)
Sportsman’s Warehouse and Great Outdoors Group may, by mutual written agreement, terminate the merger agreement and abandon the merger at any time prior to the effective time.
The merger agreement may also be terminated and the merger may be abandoned at any time prior to the effective time, as follows (in each case, subject to certain conditions and as further described in the section entitled “The Merger Agreement — Termination” beginning on page 90):

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by either Sportsman’s Warehouse or Great Outdoors Group, if:

•
the merger has not been consummated on or before September 17, 2021 (which date will be automatically extended for up to an additional 90 days if any applicable waiting period (and any extensions thereof) under the HSR Act relating to the merger has not expired or been terminated on or prior to September 17, 2021, and which we refer to as the “end date”), provided, that this right to terminate the merger agreement due to failure of the merger to be consummated on or before the end date will not be available to any party whose breach of any provision of the merger agreement primarily results in the failure of the merger to be consummated by the end date (with Great Outdoors Group and Merger Sub being deemed a single party for the purposes of the foregoing proviso);

•
any temporary restraining order, preliminary or permanent injunction or other judgment issued by any governmental authority of competent jurisdiction (which we refer to, collectively as “restraints”) is in effect permanently enjoining or otherwise permanently prohibiting the consummation of the merger, and such restraint has become final and non-appealable; provided, that this right to terminate the merger agreement due to any such restraint will not be available to any party whose breach of any provision of the merger agreement results in such restraint (which is referred to as a “restraint termination event”); or

•
at a meeting of the stockholders of Sportsman’s Warehouse called for the purpose of voting on the merger proposal (including any adjournment or postponement thereof), approval of the merger proposal is not obtained from the stockholders of Sportsman’s Warehouse upon a vote taken thereon;

•
by Great Outdoors Group, if:

•
prior to obtaining approval of the merger proposal from the stockholders of Sportsman’s Warehouse, the Board makes an adverse recommendation change (which is referred to as an “adverse recommendation change termination event”);

•
any member of the Board or any executive officer of Sportsman’s Warehouse, has breached, or has caused or directed Sportsman’s Warehouse, its subsidiaries or their respective Representatives to breach, in any material respect, certain no solicitation obligations under the provisions of the merger agreement described in the section entitled “The Merger Agreement — No Solicitation of Acquisition Proposals; Board Recommendation Changes” beginning on page 83, provided, that Great Outdoors Group will only be permitted to terminate the merger agreement in the event of such breach if Great Outdoors Group exercises such termination right no later than the earlier of (i) the date that is 10 days after Great Outdoors Group learns or is made aware of such breach, and (ii) the date immediately preceding the date that approval of the merger proposal is obtained from the stockholders of Sportsman’s Warehouse (which is referred to as a “no solicitation termination event”); or

•
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Sportsman’s Warehouse set forth in the merger agreement has occurred that would cause Sportsman’s Warehouse to fail to satisfy the applicable condition to closing of the merger related to performance of Sportsman’s Warehouse’s covenants and agreements or accuracy of representations and warranties by Sportsman’s Warehouse; provided, that, Great Outdoors Group may not terminate the merger agreement upon such breach or failure to perform (i) prior to the earlier of (a) 30 days following Sportsman’s Warehouse’s receipt of written notice of such breach or failure to perform from Great Outdoors Group and of Great Outdoors Group’s intention to terminate the merger agreement, and (b) the end date, it being understood that Great Outdoors Group may not terminate the merger agreement if such breach or failure to perform is cured, if capable of cure, prior to the end of the period described in this clause (i); or (ii) if Great Outdoors Group’s breach of any provision of the merger agreement would cause the applicable condition to the closing of the merger related to the performance of Great Outdoors Group’s covenants and agreements or accuracy of representations and warranties by Great Outdoors Group to not be satisfied;

•
by Sportsman’s Warehouse, if:

•
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Great Outdoors Group or Merger Sub has occurred that would cause Great Outdoors Group or Merger Sub to fail to satisfy the applicable condition to closing of the merger related to performance of Great Outdoors Group and Merger Sub’s covenants and agreements or accuracy of representations and warranties by Great Outdoors Group and Merger Sub; provided, that Sportsman’s Warehouse may not terminate the merger agreement upon such breach or failure to perform (i) prior to the earlier of (a) 30 days following Great Outdoors Group’s receipt of written notice of such breach or failure to perform from Sportsman’s Warehouse and of Sportsman’s Warehouse’s intention to terminate the merger agreement, and (b) the end date, it being understood that Sportsman’s Warehouse may not terminate the merger agreement if such breach or failure to perform is cured, if capable of cure, prior to the end of the period described in this clause (i); or (ii) if Sportsman’s Warehouse’s breach of any provision of the merger agreement would cause the applicable condition to the closing of the merger related to the performance of Sportsman’s Warehouse’s covenants and agreements or accuracy of representations and warranties by Sportsman’s Warehouse to not be satisfied; or

•
prior to obtaining approval of the merger proposal from the stockholders of Sportsman’s Warehouse, in order for Sportsman’s Warehouse to enter into any letter of intent, memorandum of understanding, agreement, legally binding commitment, or agreement in principle to effect a superior proposal, in accordance with, and subject to compliance with the terms and conditions of, the merger agreement; provided, that Sportsman’s Warehouse pays the applicable termination fee to Great Outdoors Group substantially concurrently with such termination, as described in the section entitled “The Merger Agreement — Termination Fees” beginning on page 92 (which we refer to as the “superior proposal termination event”).

Termination Fees (Page 92)
In certain circumstances, Sportsman’s Warehouse or Great Outdoors Group may be required to pay the other party a termination fee if the merger agreement is terminated.
A termination fee in the amounts set forth below would be payable by Sportsman’s Warehouse if any of the following occur (in each case, subject to certain conditions and as further described in the section entitled “The Merger Agreement — Termination Fees” beginning on page 92):
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Sportsman’s Warehouse terminates the merger agreement pursuant to a superior proposal termination event, in which case Sportsman’s Warehouse must pay Great Outdoors Group (or its designees) a termination fee in the amount of $23,000,000 substantially concurrently with such termination, provided, that the termination fee payable by Sportsman’s Warehouse in the event of such termination would be $9,000,000 if such termination occurred prior to the no-shop period start date or with respect to a superior proposal made by an excluded party, prior to the cut-off time;

•
Great Outdoors Group terminates the merger agreement pursuant to an adverse recommendation change termination event or a no solicitation termination event, in which case Sportsman’s Warehouse must pay Great Outdoors Group (or its designee) a termination fee in the amount of $23,000,000 as promptly as reasonably practicable (and, in any event, within two business days after such termination); or

•
if (i) after December 21, 2020 and prior to obtaining approval of the merger proposal from the stockholders of Sportsman’s Warehouse, a bona fide acquisition proposal has been publicly made, publicly announced or otherwise communicated to the Board or to Sportsman’s Warehouse or has been made directly to the stockholders of Sportsman’s Warehouse generally (and in, any such case, such acquisition proposal is not withdrawn), (ii) thereafter, (a) either Great Outdoors Group or Sportsman’s Warehouse terminates the merger agreement for the failure of the merger to be consummated by the end date (at a time when Great Outdoors Group is also entitled to terminate the merger agreement for such failure) or for failure to obtain approval of the merger proposal from the stockholders of Sportsman’s Warehouse, or (b) Great Outdoors Group terminates the merger agreement pursuant to a no solicitation termination event, and (iii) within 12 months after such termination, Sportsman’s Warehouse consummates any acquisition proposal or enters into a definitive agreement in respect of any acquisition proposal that is later consummated (in each case, the references to “20%” in the definition of “acquisition proposal” being deemed to be references to “50%”); in which case Sportsman’s Warehouse must pay Great Outdoors Group a termination fee in the amount of $23,000,000 on the date of consummation of such acquisition proposal.
A termination fee would be payable by Great Outdoors Group in the following circumstances:
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If the merger agreement is terminated by Great Outdoors Group or Sportsman’s Warehouse pursuant to any restraint termination event and if the applicable restraint is in connection with or pursuant to any antitrust law, Great Outdoors Group must pay Sportsman’s Warehouse a termination fee in the amount of $55,000,000 concurrently with such termination, in the case of a termination by Great Outdoors Group, or within two business days following such termination, in the case of a termination by Sportsman’s Warehouse; provided that no termination fee shall be payable by Great Outdoors Group if Sportsman’s Warehouse’s breach of the merger agreement resulted in such restraint; or

•
If (i) the merger agreement is terminated by Great Outdoors Group or Sportsman’s Warehouse for the failure of the merger to be consummated by the end date, and (ii) as of the time of the termination, either (a) a restraint remains in effect enjoining or otherwise prohibiting the consummation of the merger, or (b) any applicable waiting period (or extension thereof) under the HSR Act relating to the merger has not expired or been terminated (solely due to a restraint arising under, or an applicable law that is, an antitrust law), then Great Outdoors Group must pay Sportsman’s Warehouse a termination fee in the amount of $55,000,000 concurrently with such termination, in the case of a termination by Great Outdoors Group, or within two business days following such termination, in the case of a termination by Sportsman’s Warehouse; provided that no termination fee shall be payable if Sportsman’s Warehouse’s breach of the merger agreement resulted in the failure of the merger to be consummated by the end date.

Specific Performance (Page 94)
Pursuant to the merger agreement, Sportsman’s Warehouse, Great Outdoors Group and Merger Sub have agreed that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties do not perform their obligations under the merger agreement in accordance with its specified terms or otherwise breach such provisions. Sportsman’s Warehouse, Great Outdoors Group and Merger Sub have further agreed each party is entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement without proof of damages, in addition to any other remedy to which such parties are entitled under the merger agreement at law or in equity.
Market Price of Common Stock (Page 99)
Sportsman’s Warehouse’s common stock is listed on Nasdaq under the symbol “SPWH.” The closing price of our common stock on Nasdaq on December 21, 2020, the last trading day prior to the public announcement of the execution of the merger agreement, was $12.65 per share. On [•], 2021, the most recent practicable date before this proxy statement was mailed to our stockholders, the closing price for our common stock on Nasdaq was $[•] per share. You are encouraged to obtain current market quotations for our common stock in connection with voting your shares of common stock.
Appraisal Rights (Page 103)
If the merger is completed and subject to compliance with the requirements of Section 262 of the DGCL, Sportsman’s Warehouse’s stockholders who do not vote in favor of the merger proposal (either in person or by proxy) and meet all of the conditions set forth in Section 262 of the DGCL will have the right to seek appraisal of the fair value of their shares of our common stock as of the effective time determined by the Delaware Court of Chancery and to receive payment based on that valuation in lieu of the merger consideration if such stockholders follow exactly the procedures set forth in Section 262 of the DGCL. The ultimate amount you receive in an appraisal proceeding may be less than, equal to or more than the amount you would have received under the merger agreement.
To exercise your appraisal rights, you must submit a written demand for appraisal to Sportsman’s Warehouse before the vote is taken on the merger proposal, you must not vote (either in person or by proxy) in favor of the merger proposal and you must continue to hold the shares of our common stock from the date of making the demand for appraisal through the effective time. If you fail to follow exactly the procedures set forth in Section 262 of the DGCL, you may lose your appraisal rights. See “Appraisal Rights” beginning on page 103 and the text of Section 262 of the DGCL reproduced in its entirety as Annex C to this proxy statement. This proxy statement constitutes the notice of appraisal rights with respect to the merger proposal required by Section 262 of the DGCL. If you hold your shares of our common stock through a broker, bank or other nominee and you wish to exercise your appraisal rights, you should consult with your broker, bank or other nominee to determine the appropriate procedures for the making of a demand for appraisal by your broker, bank or other nominee. In view of the complexity of the DGCL, stockholders who may wish to pursue appraisal rights should consult their legal and financial advisors promptly.
Delisting and Deregistration of Common Stock (Page 109)
If the merger is completed, our common stock will be delisted from Nasdaq and deregistered under the Securities Exchange Act of 1934, as amended (which we refer to as the “Exchange Act”), and we will no longer file periodic reports with the SEC.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The following questions and answers are intended to address briefly some commonly asked questions regarding the merger, the merger agreement and the special meeting. These questions and answers may not address all questions that may be important to you as a stockholder of Sportsman’s Warehouse. Please refer to the section entitled “Summary” beginning on page 1 and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement, which you should read carefully and in their entirety. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under “Where You Can Find More Information” beginning on page 110 or “Incorporation of Certain Information By Reference” beginning on page 110.
Q.
Why am I receiving this proxy statement?

A.
On December 21, 2020, Sportsman’s Warehouse entered into the merger agreement providing for the merger of Merger Sub with and into Sportsman’s Warehouse, with Sportsman’s Warehouse continuing as the surviving corporation in the merger and a wholly-owned subsidiary of Great Outdoors Group, subject to the satisfaction or waiver of certain conditions set forth in the merger agreement. You are receiving this proxy statement in connection with the solicitation of proxies in favor of the merger proposal and other proposals to be voted on at the special meeting because you have been identified as a holder of our common stock as of the close of business on the record date.

Q.
What is the proposed merger and what effects will it have on Sportsman’s Warehouse?

A.
The proposed merger is the acquisition of Sportsman’s Warehouse by Great Outdoors Group pursuant to the merger agreement, subject to the terms and conditions set forth therein. If the merger proposal is approved by our stockholders and the other closing conditions under the merger agreement have been satisfied or waived, Merger Sub will merge with and into Sportsman’s Warehouse, with Sportsman’s Warehouse continuing as the surviving corporation and a wholly-owned subsidiary of Great Outdoors Group. We refer to this transaction as the merger. As a result of the merger, Sportsman’s Warehouse will no longer be a publicly traded corporation, and you, as a holder of our common stock, will no longer have any interest in our future earnings or growth. In addition, following the merger, our common stock will be delisted from Nasdaq and deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC on account of our common stock.

Q.
What will I receive if the merger is completed?

A.
Upon completion of the merger, you will be entitled to receive the merger consideration of $18.00 in cash, without interest and less any applicable withholding taxes, for each share of our common stock that you own immediately prior to the effective time, unless you do not vote in favor of the merger proposal (either in person or by proxy), properly demand appraisal of your shares of our common stock and otherwise comply with the requirements for perfecting and preserving appraisal rights set forth in Section 262 of the DGCL in which case you will only have the right to receive the fair value of your shares of our common stock as of the effective time as determined by the Delaware Court of Chancery and to receive payment based on that valuation in lieu of the merger consideration, if you follow exactly the procedures set forth in Section 262 of the DGCL. For example, if you own 100 shares of our common stock, you will receive $1,800 in cash in exchange for your shares of our common stock, without interest and less any applicable withholding taxes. You will not own any shares of the capital stock in the surviving corporation. Please do NOT return any stock certificates you hold with your proxy.

Q.
When and where is the special meeting?

A.
The special meeting of stockholders of Sportsman’s Warehouse will be held on [•], 2021 at [•] Mountain Time, via live audiocast on the Internet. You may register to listen to and participate in the special meeting by going to [•] and following the instructions provided for registration by no later than [•] Mountain Time on [•], 2021. Upon completing your registration, you will receive a confirmation email, which will include additional information about virtually attending the special meeting.

Q.
What am I being asked to vote on at the special meeting?

A.
At the special meeting, holders of our common stock will be asked to consider and vote on the following three proposals:

•
the merger proposal;

•
the proposal to approve the merger-related executive compensation; and

•
the adjournment proposal.

Q.
How does the Board recommend that I vote?

A.
The Board recommends that you vote your shares of our common stock:

•
“FOR” the merger proposal;

•
“FOR” the proposal to approve the merger-related executive compensation; and

•
“FOR” the adjournment proposal.

For a discussion of the factors that the Board considered in determining to approve the execution and delivery of the merger agreement by Sportsman’s Warehouse and to recommend, subject to certain provisions of the merger agreement, the adoption and approval of the merger agreement by stockholders of Sportsman’s Warehouse, please see the section entitled “The Merger — Reasons for the Merger; Recommendation of the Board” beginning on page 44. In considering the recommendation of the Board that you vote to adopt and approve the merger agreement, you should be aware that Sportsman’s Warehouse’s directors and executive officers may have interests in the merger that may be different from, or in addition to, those of Sportsman’s Warehouse stockholders generally. For a discussion of these interests, please see the section entitled “The Merger — Interests of Certain Persons in the Merger” beginning on page 66.
Q.
Who is entitled to vote at the special meeting?

A.
All holders of shares of our common stock as of the close of business on January 29, 2021, the record date, are entitled to vote at the special meeting. Each holder of our common stock is entitled to one vote for each share of our common stock held on the record date. As of the close of business on the record date, there were 43,648,226 shares of our common stock outstanding.

Q.
What is the difference between holding shares as a stockholder of record and in street name as a beneficial owner?

A.
Our stockholders may hold their shares of our common stock through a broker, bank or other nominee (that is, in “street name”) rather than directly in their own name. Summarized below are some of the differences between shares held of record and those owned beneficially in street name.

•
Stockholder of Record.   If your shares of our common stock are registered directly in your name with Sportsman’s Warehouse’s transfer agent, Equiniti Shareowner Services, you are considered, with respect to those shares, the stockholder of record, and this proxy statement was sent directly to you by Sportsman’s Warehouse. As the stockholder of record, you have the right to vote your shares of our common stock by virtually attending the special meeting or to grant your proxy directly to certain officers of Sportsman’s Warehouse to vote your shares at the special meeting.

•
Beneficial Owner.   If your shares of our common stock are held through a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and this proxy statement was forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares on your behalf at the special meeting, or you may contact your broker, bank or other nominee to obtain a “legal proxy” giving you the right to vote by virtually attending the special meeting. Once you have obtained the legal proxy, you must send a copy of the legal proxy to EQ Proxy Services via e-mail to EQSS-ProxyTabulation@equiniti.com by 11:59 p.m., Mountain Time, on [•], 2021, the day before the special meeting.

Q.
What must I do if I want to attend the special meeting?

A.
We will be hosting the special meeting on the Internet via live audiocast. You will not be able to attend the special meeting physically in person. All holders of shares of our common stock as of the close of business on the record date, including stockholders of record and stockholders who hold our common stock through a broker, bank or other nominee, may register to listen to and participate in the special meeting via live audiocast on the Internet at [•]. You must pre-register by no later than [•] Mountain Time on [•], 2021. Upon completing your registration, you will receive a confirmation email, which will include additional information about virtually attending the special meeting.

You will need the control number included on your proxy card or voting instruction form (if you received a printed copy of the proxy materials) or included in the email to you (if you received the proxy materials by email) in order to be able to pre-register. Please note that if you hold your shares in street name, you may not vote your shares in person at the special meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote your shares at the special meeting. Please note that if you hold your shares in street name you will also need to submit a copy of a brokerage statement reflecting your stock ownership as of the record date.
The special meeting audiocast will begin promptly at [•] Mountain Time. We encourage you to access the special meeting audiocast prior to the start time. Online check-in will begin, and stockholders may begin submitting written questions, at [•] Mountain Time, and you should allow ample time for the check-in procedures.
Q.
Why is the special meeting being held virtually?

A.
We are holding a virtual meeting in light of the COVID-19 pandemic and in order to maximize the number of our stockholders who can participate. Sportsman’s Warehouse stockholders will be afforded the same opportunities to participate at the virtual special meeting as they would at an in-person special meeting.

Q.
What happens if I experience technical difficulties during the special meeting?

A.
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be provided in the meeting access email that will be sent approximately one hour prior to the meeting.

Q.
How many shares need to be represented at the special meeting?

A.
The presence at the special meeting, in person or represented by proxy, of the holders of a majority of our common stock issued and outstanding and entitled to vote at the special meeting constitutes a quorum for the transaction of business at the special meeting. If a quorum is not present at the special meeting, we expect that the special meeting will be adjourned to solicit additional proxies as permitted by our bylaws. Abstentions will count as present and entitled to vote for purposes of determining the existence of a quorum. If you hold your shares of our common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares at the special meeting, your shares will not be counted for purposes of determining the existence of a quorum.

Q.
How do I vote?

A.
Voting at the Special Meeting

All holders of shares of our common stock as of the close of business on the record date, including stockholders of record and stockholders who hold shares of our common stock in street name, may attend the special meeting and vote their shares by pre-registering at the following website by no later than [•] Mountain Time on [•], 2021: [•]. You will need the control number included on your proxy card or voting instruction form (if you received a printed copy of the proxy materials) or included in the email to you (if you received the proxy materials by email) in order to be able pre-register. Approximately one hour prior to the start time of the special meeting, all stockholders who have pre-registered by no later than [•] Mountain Time on [•], 2021 will receive an email containing a unique URL link providing access to the special meeting, as well as a URL link providing ability to vote during the special meeting. Please note that if you hold your shares in street name, you may not vote your shares by virtually attending the special meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the special meeting. Once you have obtained the legal proxy, you must send a copy of the legal proxy to EQ Proxy Services via e-mail to EQSS-ProxyTabulation@equiniti.com by 11:59 p.m., Mountain Time, on [•], 2021, the day before the special meeting.
Voting by Proxy
•
Submitting a Proxy for Shares Registered Directly in the Name of the Stockholder.   If you hold your shares of our common stock as a record holder, you may cause your shares to be voted by completing, signing, dating and returning the enclosed proxy card in the accompanying prepaid envelope. You may also submit a proxy over the Internet or by telephone by following the instructions on the enclosed proxy card. If you submit a proxy by Internet or telephone, you need not return a written proxy card by mail.

•
Submitting Voting Instructions for Shares Registered in Street Name.   If you hold your shares of our common stock in street name, you will receive instructions from your broker, bank or other nominee on how to vote your shares. Your broker, bank or other nominee will allow you to deliver your voting instructions over the Internet and may also permit you to provide your voting instructions by telephone. In addition, you may submit your voting instructions by completing, signing and dating the voting instruction form that was included with this proxy statement and returning it in the accompanying prepaid envelope. If you provide voting instructions by Internet or telephone, you need not return a written voting instruction form by mail.

Q.
What is the deadline for voting?

A.
If you are a stockholder of record, your proxy must be received by telephone or Internet by 11:59 p.m., Mountain Time, on [•], 2021, the day before the special meeting, in order for your shares to be voted at the special meeting. If you are a stockholder of record and you cause your shares to be voted by completing, signing, dating and returning the enclosed proxy card, your proxy card must be received before the special meeting for your shares to be voted at the special meeting.

If you hold your shares in street name, please comply with the deadlines for voting provided by the broker, bank or other nominee that holds your shares.
Q.
How can I change or revoke my vote?

A.
If you are a stockholder of record, you may change or revoke a previously submitted proxy at any time before it is exercised by one of the following methods:

•
delivering a later dated proxy card or by submitting another proxy by telephone or the Internet (your latest telephone or Internet voting instructions will be followed);

•
delivering to the Secretary of Sportsman’s Warehouse at our principal executive offices a written notice of revocation prior to the voting of the proxy at the special meeting; or

•
by voting in person at the special meeting. Attendance at the special meeting will not, by itself, revoke your proxy.

Written notices of revocation should be addressed to:
Sportsman’s Warehouse Holdings, Inc.
Attn: Secretary
1475 West 9000 South, Suite A
West Jordan, Utah 84088
Any change to your proxy that is provided by telephone or the Internet must be submitted by 11:59 p.m., Mountain Time, on [•], 2021, the day before the special meeting.

If your shares are held in street name, you must contact your broker, bank or other nominee to find out how to change or revoke your voting instructions.
Q.
What happens if I do not give specific voting instructions?

A.
If you are a stockholder of record and you properly submit a signed proxy card or submit your proxy by telephone or the Internet, but do not specify how you want to vote your shares on a particular proposal, then the named proxy holders will vote your shares in accordance with the recommendations of the Board on all matters presented in this proxy statement. See above under the heading “How does the Board recommend that I vote?”

In accordance with applicable stock exchange rules, if you hold your shares through a brokerage account and you fail to provide voting instructions to your broker, your broker may generally vote your uninstructed shares of our common stock in its discretion on routine matters at a stockholder meeting. However, a broker cannot vote shares of our common stock held in street name on non-routine matters unless the broker receives voting instructions from the stockholder. Generally, if a broker exercises this discretion on routine matters at a stockholder meeting, a stockholder’s shares will be voted on the routine matter in the manner directed by the broker, but will constitute a “broker non-vote” on all of the non-routine matters to be presented at the stockholder meeting. All of the proposals to be voted on at the special meeting are non-routine matters. Accordingly, if you hold your shares in street name through a brokerage account, your broker will not be able to exercise its discretion to vote uninstructed shares on any of the proposals presented at the special meeting. As a result, we do not expect any broker non-votes at the special meeting.
Q.
What will happen if I abstain from voting or fail to vote on the proposals or fail to instruct my broker, bank or other nominee how to vote on the proposals?

A.
For the merger proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will have the same effect as a vote “AGAINST” the merger proposal. In addition, if you do not submit a valid proxy or virtually attend the special meeting to vote your shares of our common stock or if you hold your shares of our common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares on the merger proposal, it will have the same effect as a vote “AGAINST” the merger proposal.

For the proposal to approve the merger-related executive compensation and the adjournment proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions with respect to each of the proposal to approve the merger-related executive compensation and the adjournment proposal will have the same effect as a vote “AGAINST” the proposal. In addition, if you do not submit a valid proxy or attend the special meeting to vote your shares of common stock in person or if you hold your shares of common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares on the proposal to approve the merger-related executive compensation or the adjournment proposal, your shares will not be voted at the special meeting and will not be counted in determining the outcome of the proposal to approve the merger-related executive compensation or the adjournment proposal.
Q.
Who will count the votes?

A.
The votes will be tabulated by a representative of Equiniti Shareowner Services, who will serve as the inspector of elections for the special meeting.

Q.
Where can I find the voting results of the special meeting?

A.
Sportsman’s Warehouse intends to announce preliminary results at the special meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the special meeting. All reports that Sportsman’s Warehouse files with the SEC are publicly available when filed. See “Where You Can Find More Information” on page 110.

Q.
What do I do if I receive more than one proxy or set of voting instructions?

A.
If you received more than one proxy card or voting instruction form, your shares are likely registered in different names or with different addresses or are in more than one account. You must separately vote the shares shown on each proxy card or voting instruction form that you received in order for all of your shares to be voted at the special meeting.
Q.
What vote is required for Sportsman’s Warehouse’s stockholders to approve the merger proposal?

A.
Approval of the merger proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote thereon. Abstentions will have the same effect as a vote “AGAINST” the merger proposal. In addition, if you do not submit a valid proxy or virtually attend the special meeting to vote your shares of common stock or if you hold your shares of common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares on the merger proposal, it will have the same effect as a vote “AGAINST” the merger proposal.

Q.
What vote of our stockholders is required to approve the proposal to approve the merger-related executive compensation?

A.
Approval of the proposal to approve the merger-related executive compensation requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote “AGAINST” the proposal to approve the merger-related executive compensation. In addition, if you do not submit a valid proxy or virtually attend the special meeting to vote your shares of common stock or if you hold your shares of common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares on the proposal to approve the merger-related executive compensation, your shares will not be voted at the special meeting and will not be counted in determining the outcome of the proposal to approve the merger-related executive compensation.

Q.
What vote of our stockholders is required to approve the adjournment proposal?

A.
Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote “AGAINST” the adjournment proposal. In addition, if you do not submit a valid proxy or virtually attend the special meeting to vote your shares of common stock or if you hold your shares of common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares on the adjournment proposal, your shares will not be voted at the special meeting and will not be counted in determining the outcome of the adjournment proposal.

Q.
Why am I being asked to consider and vote on the proposal to approve the merger-related executive compensation?

A.
Under SEC rules, we are required to seek a non-binding, advisory vote with respect to the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger, or “golden parachute” compensation.

Q.
What will happen if Sportsman’s Warehouse’s stockholders do not approve the proposal to approve the merger-related executive compensation?

A.
The vote on the proposal to approve the merger-related executive compensation is a vote separate and apart from the vote on the merger proposal. Accordingly, a stockholder may vote “AGAINST” the proposal to approve the merger-related executive compensation and vote “FOR” the merger proposal, and vice versa. Because the vote on the proposal to approve the merger-related executive compensation is advisory in nature only, it will not be binding on Sportsman’s Warehouse, Great Outdoors Group or the Merger Sub. Accordingly, if the merger proposal is approved by Sportsman’s Warehouse’s stockholders and the merger is completed, the merger-related compensation will be paid to Sportsman’s Warehouse’s named executive officers to the extent payable in accordance with the terms of their compensation agreements and arrangements, even if stockholders of Sportsman’s Warehouse do not approve the proposal to approve the merger-related executive compensation.

Q.
How does the merger consideration compare to the market price of our common stock?

A.
The merger consideration of $18.00 per share represents a premium of approximately 42.3% to $12.65 per share, the closing price of our common stock on Nasdaq on December 21, 2020, the last trading day prior to the public announcement of the execution of the merger agreement. The merger consideration represents a premium of approximately 46.2% and 32.5% to the 7-day and 180-day, respectively, volume weighted average price per share of our common stock prior to the public announcement of the execution of the merger agreement.
Q.
What will holders of Sportsman’s Warehouse equity-based and performance awards receive in the merger?

A.
At or immediately prior to the effective time, each Sportsman’s Warehouse RSU award that is outstanding immediately prior to the effective time will be canceled by virtue of the merger and without any action on the part of the holder thereof and converted into the right to receive (less applicable withholding taxes and without interest) an amount in cash equal to (i) the number of shares of our common stock subject to the Sportsman’s Warehouse RSU award immediately prior to the effective time multiplied by (ii) $18.00.

At or immediately prior to the effective time, each Sportsman’s Warehouse PSU award that is outstanding immediately prior to the effective time will be canceled by virtue of the merger and without any action on the part of the holder thereof and converted into the right to receive (less applicable withholding taxes and without interest) an amount in cash equal to (i) the number of shares of our common stock subject to the Sportsman’s Warehouse PSU award immediately prior to the effective time, as determined pursuant to the terms of the award and as outlined in the following paragraph, multiplied by (ii) $18.00.
Each outstanding Sportsman’s Warehouse PSU award covers three distinct performance periods (the Sportsman’s Warehouse fiscal years 2020, 2021 and 2022), with one-third of the total target number of PSUs subject to each award allocated to each of those three performance periods. Between 0% and 200% of the portion of the target number of PSUs allocated to any one of the individual performance periods may become eligible to vest based on performance during that performance period. If the effective time occurs on or before April 16, 2021, then the number of shares of our common stock subject to the Sportsman’s Warehouse PSU awards that are outstanding immediately prior to the effective time and that will be cashed out in accordance with the preceding paragraph will equal the sum of (i) 200% of the portion of the PSUs subject to the award corresponding to fiscal year 2020 (as the performance goals for that year were achieved at the applicable maximum levels), and (ii) 100% (the target level of performance) of the PSUs subject to the award corresponding to fiscal years 2021 and 2022. If the effective time occurs after April 16, 2021 but on or before April 18, 2022, then the number of shares of our common stock subject to the Sportsman’s Warehouse PSU awards that are outstanding immediately prior to the effective time and that will be cashed out in accordance with the preceding paragraph will equal the sum of (i) 200% of the portion of the PSUs subject to the award corresponding to fiscal year 2020 (as the performance goals for that year were achieved at the applicable maximum levels), (ii) the greater of (a) the portion of the PSUs subject to the award corresponding to fiscal year 2021 that would vest assuming the 2021 performance year ended on the effective time and based on actual performance for that shortened period measured against pro-rated fiscal year 2021 performance goals, and (b) 100% (the target level of performance) of the PSUs subject to the award corresponding to fiscal year 2021, and (iii) 100% (the target level of performance) of the PSUs subject to the award corresponding to fiscal year 2022.
We caused the offering period under the ESPP in progress at the time of the execution of the merger agreement to be the final offering period under the ESPP. The termination date for such final offering under the ESPP was December 31, 2020, or the final ESPP purchase date. On the final ESPP purchase date, the funds credited for each participant under the ESPP were used to purchase shares of our common stock in accordance with the terms of the ESPP. No new offering or purchase periods under the ESPP will commence after the final ESPP purchase date. The ESPP will be terminated as of the effective time.
Q.
When do you expect the merger to be completed?

A.
We are working towards completing the merger as soon as possible. Assuming timely receipt of required regulatory clearance and satisfaction of other closing conditions, including approval by our stockholders of the merger proposal, we anticipate that the merger will be completed in the second half of calendar year 2021. If our stockholders vote to approve the merger proposal, the merger will become effective as promptly as practicable following the satisfaction or waiver of the remaining conditions to the merger, subject to the terms of the merger agreement. See “The Merger Agreement — Closing and Effective Time of the Merger” beginning on page 73. However, the parties cannot predict the exact timing of the completion of the merger or whether the merger will be completed at an earlier or later time, as agreed by the parties, or at all.
Q.
When will stockholders receive the merger consideration?

A.
At or prior to the effective time, Great Outdoors Group will deposit, or will cause to be deposited, with a paying agent selected by Great Outdoors Group and reasonably acceptable to Sportsman’s Warehouse (which we refer to as the “paying agent”), for the benefit of the holders of shares of our common stock, an amount of cash sufficient to pay the merger consideration payable to our stockholders.

Promptly after the effective time (but in no event later than two business days thereafter), Great Outdoors Group will send, or will cause the paying agent to send, to each holder of record of shares of our common stock at the effective time a letter of transmittal (in a form that was reasonably acceptable to Sportsman’s Warehouse prior to the effective time) and instructions (which will specify that the delivery will be effected, and risk of loss and title will pass, only upon proper delivery of the certificates representing shares of our common stock or transfer of uncertificated shares of our common stock to the paying agent) for use in connection with exchanging such certificates for the merger consideration. The paying agent will pay each holder of record the merger consideration to which such holder is entitled (i) in the case of certificated shares, after surrendering the certificate(s) representing shares of our common stock, together with a properly completed letter of transmittal, and (ii) in the case of a book-entry transfer of uncertificated shares, after receipt of an “agent’s message” by the paying agent (or such other evidence, if any, of transfer as the paying agent may reasonably request).
Q.
What happens if the merger is not completed?

A.
If the merger proposal is not approved by the stockholders of Sportsman’s Warehouse or if the merger is not completed for any other reason, the stockholders of Sportsman’s Warehouse will not receive any payment for their shares of our common stock in connection with the merger. Instead, Sportsman’s Warehouse will remain an independent public company, and our common stock will continue to be listed and traded on Nasdaq. Under specified circumstances, Sportsman’s Warehouse may be required to pay to Great Outdoors Group a termination fee of $9,000,000 or $23,000,000, depending on the circumstances, or Great Outdoors Group may be required to pay to Sportsman’s Warehouse a termination fee of $55,000,000, with respect to the termination of the merger agreement, as described in the section entitled “The Merger Agreement — Termination Fees” beginning on page 92.

Q.
What conditions must be satisfied to complete the merger?

A.
Sportsman’s Warehouse, Great Outdoors Group and Merger Sub are not required to complete the merger unless a number of conditions are satisfied or waived. These conditions include, among others: (i) the approval of the merger proposal by our stockholders at the special meeting; (ii) the absence of a material adverse effect on Sportsman’s Warehouse; (iii) the expiration or termination of any applicable waiting period (and extensions thereof) under the HSR Act relating to the merger (as described more particularly in the section entitled “The Merger — Regulatory Clearance” beginning on page 71); (iv) no restraint issued by any governmental authority of competent jurisdiction being in effect enjoining or otherwise prohibiting the consummation of the merger; and (v) customary conditions in favor of each of the parties regarding the accuracy of the other party’s representations and warranties (subject to certain materiality, material adverse effect, and de minimis qualifiers) and the other party’s compliance with its covenants and agreements contained in the merger agreement in all material respects. For a more complete summary of the conditions that must be satisfied or waived prior to the completion of the merger, see “The Merger Agreement — Conditions to the Merger” beginning on page 89.

Q.
Is the merger expected to be taxable to me?

A.
Yes. The exchange of shares of our common stock for the merger consideration of $18.00 per share in cash pursuant to the merger, generally, will be a taxable transaction to U.S. holders (as defined in the section entitled “The Merger — Material U.S. Federal Income Tax Consequences of the Merger” on page 70) for U.S. federal income tax purposes. If you are a U.S. holder and you exchange your shares of our common stock in the merger for cash, you generally will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received with respect to such shares and your adjusted tax basis in such shares. We encourage you to read “The Merger — Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 70 for a more detailed discussion of the U.S. federal income tax consequences of the merger. You should also consult your tax advisor for a complete analysis of the effect of the merger on your federal, state and local and/or foreign taxes.
Q.
Do any of Sportsman’s Warehouse’s directors or officers have interests in the merger that may differ from or be in addition to my interests as a stockholder?

A.
In considering the recommendation of the Board with respect to the merger proposal, you should be aware that our directors and executive officers may have interests in the merger that may be different from, in conflict with or in addition to, the interests of our stockholders generally. The Board was aware of and considered these interests, at the time, among other matters, in evaluating and negotiating the merger agreement, approving the merger agreement and the merger, and in recommending that the merger agreement be adopted and approved by the stockholders of Sportsman’s Warehouse. See “The Merger — Interests of Certain Persons in the Merger” beginning on page 66 and “Proposal 2: Non-Binding, Advisory Vote on Merger-Related Compensation for Sportsman’s Warehouse’s Named Executive Officers” beginning on page 95.

Q.
What happens if I sell my shares of our common stock before the special meeting?

A.
The record date for stockholders entitled to vote at the special meeting is earlier than both the date of the special meeting and the consummation of the merger. If you transfer your shares of our common stock after the record date but before the special meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you transfer your shares, you will retain your right to vote such shares at the special meeting but will transfer the right to receive the merger consideration upon consummation of the merger to the person to whom you transfer your shares.

Q.
What happens if I sell my shares of common stock after the special meeting but before the effective time?

A.
If you transfer your shares after the special meeting but before the effective time, you will have transferred the right to receive the merger consideration upon the consummation of the merger to the person to whom you transfer your shares. In order to receive the merger consideration, you must hold your shares of our common stock through the completion of the merger.

Q.
Should I send in my stock certificates now?

A.
No. If you hold certificated shares of our common stock, and each of conditions to the consummation of the merger are satisfied or waived and the merger is consummated, you will be sent a letter of transmittal promptly, and in any event within two business days, after the effective time, describing how you may exchange your certificates that formerly represented shares of our common stock for the merger consideration. If you hold uncertificated shares of our common stock, your shares will be converted into the merger consideration following receipt by the paying agent of an “agent’s message” (or such other evidence, if any, of transfer as the paying agent may reasonably request). If your shares of our common stock are held in street name through a broker, bank or other nominee, you should contact your broker, bank or other nominee for instructions as to how to effect the surrender of your street name shares of our common stock in exchange for the merger consideration. See “The Merger — Payment of Merger Consideration and Surrender of Stock Certificates” beginning on page 65. Please do NOT return any stock certificates you hold with your proxy.

Q.
Should I do anything with respect to my RSU or PSU awards now?

A.
No. There is no need for you to do anything with respect to your RSU or PSU awards at this time. Shortly after the merger is completed, your RSU and PSU awards that are outstanding immediately prior to the effective time will be automatically exchanged for the applicable consideration as described above.

Q.
Am I entitled to exercise appraisal rights under the DGCL instead of receiving the merger consideration for my shares of our common stock?

A.
Yes. As a holder of our common stock, you are entitled to exercise appraisal rights under Section 262 of the DGCL in connection with the merger if you take certain actions and meet certain conditions, including that you do not vote (in person or by proxy) in favor of the merger proposal. See “Appraisal Rights” beginning on page 103.

Q.
Who will solicit and pay the cost of soliciting proxies?

A.
Sportsman’s Warehouse has engaged EQ Proxy Services (which we refer to as the “proxy solicitor”) to assist in the solicitation of proxies for the special meeting. Sportsman’s Warehouse estimates that it will pay the proxy solicitor a fee of $11,500.00, plus reimbursement of related expenses. Sportsman’s Warehouse has also agreed to reimburse the proxy solicitor for certain reasonable and documented fees and expenses and will indemnify the proxy solicitor and all of its directors, officers, employees and agents against certain claims, expenses, losses, damages and/or liabilities. Sportsman’s Warehouse may also reimburse banks, brokers or their agents for their expenses in forwarding proxy materials to beneficial owners of our common stock. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q.
Who can help answer any other questions I might have?

A.
If you have additional questions about the merger, need assistance in submitting your proxy or voting your shares of our common stock, or need additional copies of the proxy statement or the enclosed proxy card, please contact EQ Proxy Services, our proxy solicitor, by calling 1 (516) 220-8356 if you are a bank or broker or, for all others, calling toll-free at 1 (833) 503-4127 or using the contact information below.

90 Park Avenue
New York, NY 10016
Banks and Brokers Call: 1 (516) 220-8356
All Others Call Toll-free: 1 (833) 503-4127
Email: gerard.comer@equiniti.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (which we refer to as the “Securities Act”), and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. All statements, other than statements of historical or current facts included in this proxy statement, are forward-looking statements. These statements are often identified by the words “aim,” “anticipate,” “assume,” “believe,” “can have,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “likely,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “should,” “target,” “will,” “would” or other similar expressions, whether in the negative or the affirmative, that are not statements of historical fact.
These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict and many of which we have no control over. You should not place undue reliance on our forward-looking statements. These factors, risks and uncertainties include, but are not limited to:
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the possibility that Sportsman’s Warehouse may be unable to obtain the required stockholder approval or antitrust regulatory clearance or that other conditions to closing the merger may not be satisfied, such that the merger will not close or that the closing may be delayed;

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the reaction of customers, suppliers and other business partners to the announcement of our entry into the merger agreement;

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the possibility that the merger may involve unexpected costs, liabilities or delays;

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risks that the merger disrupts current plans and operations of the parties to the merger;

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potential difficulties in employee retention due to the announcement of our entry into the merger agreement and pendency of the merger;

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the amount of the costs, fees, expenses and charges related to the merger;

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the outcome of any legal proceedings related to the merger;

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the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement;

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current and future government regulations, in particular regulations relating to the sale of firearms and ammunition, which may impact the demand for our products and our ability to conduct our business;

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general economic and market conditions and economic, market and financial uncertainties;

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the COVID-19 pandemic and measures intended to reduce its spread;·

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our concentration of stores in the Western United States, which makes us susceptible to adverse conditions in this region, which could affect our sales and cause our operating results to suffer;

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the highly fragmented and competitive nature of our industries in which we may face increased competition;

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changes in consumer demands, including regional preferences, which we may not be able to identify and respond to in a timely manner;

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the possibility that we may not be successful in operating our stores in any existing or new markets into which we expand; and

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other factors discussed from time to time in our reports filed with the SEC, including the factors discussed in Item 1A, “Risk Factors” of Sportsman’s Warehouse’s Annual Report on Form 10-K for the year ended February 1, 2020, as such disclosures may be amended, supplemented or superseded from time to time by other reports we file with the SEC, including subsequent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, and public communications.

You should not rely upon forward-looking statements as predictions of future events. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this proxy statement. We cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those described in the forward-looking statements.
You are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on any forward-looking statements we make. These forward-looking statements speak only as of the date of this proxy statement and are not guarantees of future performance or developments and involve known and unknown risks, uncertainties and other factors that are in many cases beyond our control. Except as required by law, we undertake no obligation to update or revise any forward-looking statements publicly, whether as a result of new information, future developments or otherwise.

PARTIES TO THE MERGER
Sportsman’s Warehouse Holdings, Inc., a Delaware corporation, is an outdoor sporting goods retailer focused on meeting the everyday needs of the seasoned outdoor veteran, the first-time participant, and everyone in between. Sportsman’s Warehouse’s mission is to provide outstanding gear and exceptional service to inspire outdoor memories. Sportsman’s Warehouse strives to accomplish this goal by tailoring our broad and deep merchandise assortment to meet local conditions and demand, offering everyday low prices, providing friendly support from Sportsman’s Warehouse’s knowledgeable and highly trained staff, and offering a top-tier e-commerce experience, extensive in-store events and educational programming.
Sportsman’s Warehouse’s common stock is listed on Nasdaq under the symbol “SPWH.” Sportsman’s Warehouse’s principal executive offices are located at 1475 West 9000 South, Suite A, West Jordan, Utah, 84088, and our telephone number is (801) 566-6681. Additional information about Sportsman’s Warehouse can be found at www.sportsmans.com. The information provided on or accessible through Sportsman’s Warehouse’s website is not a part of or incorporated by reference in this proxy statement or any other report or document we file with or furnish to the SEC.
Great Outdoors Group, LLC, a privately-held Delaware limited liability company, serves as the holding company for the operations of Bass Pro Shops, Cabela’s, White River Marine Group and a collection of nature-based resorts. Bass Pro Shops was founded in 1972 and is a leading national retailer of sporting and hunting gear and apparel. In 2017, Bass Pro Shops united with Cabela’s; together they operate 169 stores, and more than 500 million outdoor enthusiasts visit their websites annually. White River Marine Group is a manufacturer and retailer of recreational boats with industry-leading brands including Tracker Boats, Sun Tracker, Nitro, Tahoe, Regency, Mako, Ranger and Triton. Great Outdoors Group’s collection of nature-based resorts include Big Cedar Lodge, America’s premier wilderness resort, which welcomes more than one million guests annually to Missouri’s Ozark Mountains. Great Outdoors Group and its businesses employ over 30,000 team members. Great Outdoors Group’s principal executive offices are located at 2500 East Kearney, Springfield, Missouri 65898, and its telephone number is (417) 873-5000.
Phoenix Merger Sub I, Inc., a Delaware corporation and a wholly-owned subsidiary of Great Outdoors Group, was incorporated for the sole purpose of consummating the transactions contemplated by the merger agreement. Prior to the effective time of the merger, Merger Sub will have engaged in no other business activities and will have incurred no liabilities or obligations, other than activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the merger agreement. Upon the completion of the merger, Merger Sub will cease to exist and Sportsman’s Warehouse will continue as the surviving corporation. Merger Sub’s principal executive offices are located at 2500 East Kearney, Springfield, Missouri 65898, and its telephone number is (417) 873-5000.

THE SPECIAL MEETING
We are furnishing this proxy statement to stockholders of Sportsman’s Warehouse as part of the solicitation of proxies by the Board for use at the special meeting or any adjournment or postponement thereof. This proxy statement provides stockholders of Sportsman’s Warehouse with the information they need to know to be able to vote at the special meeting or any adjournment or postponement thereof.
Date, Time and Place of the Special Meeting
The special meeting will be held on [•], 2021 at [•] Mountain Time, via live audiocast on the Internet, or at any adjournment or postponement thereof. You may register to listen to and participate in the special meeting by going to [•] and following the instructions provided for registration by no later than [•] Mountain Time on [•], 2021. Upon completing your registration, you will receive a confirmation email, which will include additional information about virtually attending the special meeting. Approximately one hour prior to the start time of the special meeting, all stockholders who have pre-registered by no later than [•] Mountain Time on [•], 2021 will receive an email containing a unique URL link providing access to the special meeting, as well as a URL link providing ability to vote during the special meeting. We encourage you to access the special meeting audiocast using the URL link you receive prior to the start time. Online check-in will begin, and stockholders may begin submitting written questions, at [•] Mountain Time. You should allow ample time for the check-in procedures. Please note that recording of the special meeting will not be permitted.
Purpose of the Special Meeting
At the special meeting, holders of our common stock will be asked to consider and vote on the following:
•
the merger proposal;

•
the proposal to approve the merger-related executive compensation; and

•
the adjournment proposal.

The Board (i) has unanimously (a) determined that the merger agreement and the transactions contemplated thereby are advisable and in the best interests of Sportsman’s Warehouse’s stockholders, (b) approved and declared advisable the merger agreement and the transactions contemplated thereby, (c) directed that the merger agreement be submitted to Sportsman’s Warehouse’s stockholders to be adopted and approved, and (d) resolved, subject to certain provisions of the merger agreement, to recommend the adoption and approval of the merger agreement by Sportsman’s Warehouse’s stockholders; and (ii) unanimously recommends that Sportsman’s Warehouse’s stockholders vote “FOR” the merger proposal; “FOR” the proposal to approve the merger-related executive compensation; and “FOR” the adjournment proposal.
If our stockholders fail to approve the merger proposal, the merger will not occur. A copy of the merger agreement is attached as Annex A to this proxy statement, and the material provisions of the merger agreement are summarized in the section of this proxy statement entitled “The Merger Agreement” beginning on page 73 of this proxy statement.
Record Date, Notice and Quorum
The Board has fixed the close of business on January 29, 2021 as the record date for determination of stockholders entitled to receive notice of, and to vote at, the special meeting, and any adjournments or postponements thereof. As of the close of business on the record date, there were 43,648,226 shares of our common stock outstanding and entitled to vote at the special meeting.
The presence at the special meeting, in person or represented by proxy, of the holders of a majority of our common stock issued and outstanding and entitled to vote at the special meeting constitutes a quorum for the transaction of business at the special meeting. If a quorum is not present at the special meeting, we expect that the special meeting will be adjourned to a later date to solicit additional proxies as permitted by our bylaws. See the section below entitled “Adjournments and Postponements” beginning on page 31 for additional information.

Abstentions will count as present and entitled to vote for purposes of determining the existence of a quorum. If you hold your shares of common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares at the special meeting, your shares will not be counted for purposes of determining the existence of a quorum.
Your vote is very important, regardless of the number of shares of our common stock you own. Because stockholders cannot take any action at the meeting unless a majority of our common stock issued and outstanding and entitled to vote thereat is represented, it is important that you attend the meeting in person or are represented by proxy at the special meeting.
Attendance at the Special Meeting
All holders of shares of Sportsman’s Warehouse common stock as of the close of business on the record date, including stockholders of record and stockholders who hold our common stock through a broker, bank or other nominee (that is, in “street name”), may register to listen to and participate in the special meeting via live audiocast on the Internet at [•]. You must pre-register by no later than [•] Mountain Time on [•], 2021. Upon completing your registration, you will receive a confirmation email, which will include additional information about virtually attending the special meeting.
You will need the control number included on your proxy card or voting instruction form (if you received a printed copy of the proxy materials) or included in the email to you (if you received the proxy materials by email) in order to be able to pre-register. Please note that if you hold your shares in street name, you may not vote your shares in person at the special meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote your shares at the special meeting. Once you have obtained the legal proxy, you must send a copy of the legal proxy to EQ Proxy Services via e-mail to EQSS-ProxyTabulation@equiniti.com by 11:59 p.m., Mountain Time, on [•], 2021, the day before the special meeting. Please note that if you hold your shares in street name you will also need to submit a copy of a brokerage statement reflecting your stock ownership as of the record date.
Shares Held in Street Name
If your shares are held in street name through a broker, bank or other nominee, you will need to provide voting instructions to your broker, bank or other nominee to instruct how to vote your shares at the special meeting. Please follow the instructions provided by your broker, bank or other nominee.
In accordance with applicable stock exchange rules, if you hold your shares through a brokerage account and you fail to provide voting instructions to your broker, your broker may generally vote your uninstructed shares of common stock in its discretion on routine matters at a stockholder meeting. However, a broker cannot vote shares of common stock held in street name on non-routine matters such as the merger proposal unless the broker receives voting instructions from the stockholder. Generally, if a broker exercises this discretion on routine matters at a stockholder meeting, a stockholder’s shares will be voted on the routine matter in the manner directed by the broker, but will constitute a “broker non-vote” on all of the non-routine matters to be presented at the stockholder meeting. All of the proposals to be voted on at the special meeting are non-routine matters. Accordingly, if you hold your shares in street name through a brokerage account, your broker will not be able to exercise its discretion to vote uninstructed shares on any of the proposals presented at the special meeting. As a result, we do not expect any broker non-votes at the special meeting.
Vote Required
Each holder of our common stock is entitled to one vote for each share of our common stock held on the record date.
Approval of the merger proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote thereon. For the merger proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will have the same effect as a vote “AGAINST” the merger proposal. In addition, if you do not submit a valid proxy or virtually attend the special meeting to vote your shares of common stock or if you hold your shares of common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares on the merger proposal, it will have the same effect as a vote “AGAINST” the merger proposal.
Approval of the proposal to approve the merger-related executive compensation and the adjournment proposal each require the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on the proposal. For each of these proposals, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions with respect to each of the proposal to approve the merger-related executive compensation and the adjournment proposal will have the same effect as a vote “AGAINST” the proposal. In addition, if you do not submit a valid proxy or attend the special meeting to vote your shares of common stock in person or if you hold your shares of common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares on the proposal to approve the merger-related executive compensation or the adjournment proposal, your shares will not be voted at the special meeting and will not be counted in determining the outcome of the proposal to approve the merger-related executive compensation or the adjournment proposal.
Because the vote on the proposal to approve the merger-related executive compensation is advisory in nature only, it will not be binding on Sportsman’s Warehouse, Great Outdoors Group or the surviving corporation in the merger. Accordingly, if the merger agreement is adopted and approved by Sportsman’s Warehouse’s stockholders at the special meeting and the merger is completed, the merger-related compensation will be paid to Sportsman’s Warehouse’s named executive officers to the extent payable in accordance with the terms of their compensation agreements and arrangements even if the stockholders do not approve the proposal to approve the merger-related executive compensation.
Voting
Voting at the Special Meeting
All holders of shares of Sportsman’s Warehouse common stock as of the close of business on the record date, including stockholders of record and stockholders who hold shares of our common stock in street name, may register to listen to and participate in the special meeting via live audiocasts on the Internet at [•]. You must pre-register by no later than [•] Mountain Time on [•], 2021. You will need the control number included on your proxy card or voting instruction form (if you received a printed copy of the proxy materials) or included in the email to you (if you received the proxy materials by email) in order to be able pre-register Approximately one hour prior to the start time of the special meeting, all stockholders who have pre-registered by no later than [•] Mountain Time on [•], 2021 will receive an email containing a unique URL link providing access to the special meeting, as well as a URL link providing ability to vote during the special meeting.
Please note that if you hold your shares in street name, you may not vote your shares in person at the special meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the special meeting. Once you have obtained the legal proxy, you must send a copy of the legal proxy to EQ Proxy Services via e-mail to EQSS-ProxyTabulation@equiniti.com by 11:59 p.m., Mountain Time, on [•], 2021, the day before the special meeting.
Voting by Proxy
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Submitting a Proxy for Shares Registered Directly in the Name of the Stockholder. If you hold your shares of common stock as a record holder, you may cause your shares to be voted by completing, signing, dating and returning the enclosed proxy card in the accompanying prepaid envelope. You may also submit a proxy over the Internet or by telephone by following the instructions on the enclosed proxy card. If you submit a proxy by Internet or telephone, you need not return a written proxy card by mail.

•
Submitting Voting Instructions for Shares Registered in Street Name. If you hold your shares of common stock in street name, you will receive instructions from your broker, bank or other nominee on how to vote your shares. Your broker, bank or other nominee will allow you to deliver your voting instructions over the Internet and may also permit you to provide your voting instructions by telephone. In addition, you may submit your voting instructions by completing, signing and dating the voting instruction form that was included with this proxy statement and returning it in the accompanying prepaid envelope. If you provide voting instructions by Internet or telephone, you need not return a written voting instruction form by mail.
If you are a stockholder of record and you properly submit a proxy card or submit your proxy by telephone or over the Internet, your shares will be voted as instructed or, if no instruction is given, “FOR” approval of the merger proposal, “FOR” approval of the proposal to approve the merger-related executive compensation, and “FOR” the adjournment proposal. If you hold your shares in street name through a brokerage account and you do not submit voting instructions to your broker on one or more proposals, your shares will not be voted on such proposal(s) at the special meeting. See the section above entitled “Shares Held in Street Name” beginning on page 28.
Deadline for Voting
If you are a stockholder of record, your proxy must be received by telephone or Internet by 11:59 p.m., Mountain Time, on [•], 2021, the day before the special meeting, in order for your shares to be voted at the special meeting. If you are a stockholder of record and you choose to cause your shares to be voted by completing, signing, dating and returning the enclosed proxy card, your proxy card must be received before the special meeting for your shares to be voted at the special meeting.
If you hold your shares in street name, please comply with the deadlines for voting provided by the broker, bank or other nominee that holds your shares.
Revocation of Proxies
If you are a stockholder of record, you may change or revoke a previously submitted proxy at any time before it is exercised by one of the following methods:
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delivering a later dated proxy card or by submitting another proxy by telephone or the Internet as provided above under “Voting” (your latest telephone or Internet voting instructions will be followed);

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delivering to the Secretary of Sportsman’s Warehouse at our principal executive offices a written notice of revocation prior to the voting of the proxy at the special meeting; or

•
by voting in person at the special meeting. Attendance at the special meeting will not, by itself, revoke your proxy.

Written notices of revocation should be addressed to:
Sportsman’s Warehouse Holdings, Inc.
Attn: Secretary
1475 West 9000 South, Suite A
West Jordan, Utah 84088
Any change to your proxy that is provided by telephone or the Internet must be submitted by 11:59 p.m., Mountain Time, on [•], 2021, the day before the special meeting.
If your shares are held in street name, you must contact your broker, bank or other nominee to find out how to change or revoke your voting instructions.
Voting by Sportsman’s Warehouse’s Directors and Executive Officers
As of the record date, the directors and executive officers of Sportsman’s Warehouse beneficially owned and were entitled to vote, in the aggregate, 397,488 (0.91%) shares of our common stock (not including any shares of our common stock underlying any Sportsman’s Warehouse RSU or PSU awards outstanding at that time). The directors and executive officers of Sportsman’s Warehouse have informed Sportsman’s Warehouse that they currently intend to vote all such shares of our common stock “FOR” approval of the merger proposal, “FOR” approval of the proposal to approve the merger-related executive compensation and “FOR” the adjournment proposal.

Solicitation of Proxies; Payment of Solicitation Expenses
Sportsman’s Warehouse has engaged EQ Proxy Services, which we refer to herein as the proxy solicitor, to assist in the solicitation of proxies for the special meeting. Sportsman’s Warehouse estimates that it will pay the proxy solicitor a fee of $11,500.00, plus reimbursement of related expenses. Sportsman’s Warehouse has also agreed to reimburse the proxy solicitor for certain reasonable and documented fees and expenses and will indemnify the proxy solicitor and all of its directors, officers, employees and agents against certain claims, expenses, losses, damages and/or liabilities. Sportsman’s Warehouse may also reimburse banks and brokers or their agents for their expenses in forwarding proxy materials to beneficial owners of our common stock. Sportsman’s Warehouse’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Householding
In accordance with the rules of the SEC, we are permitted to send a single set of proxy materials to stockholders of record who share the same address and last name, unless such stockholders have notified us of their desire to receive multiple copies of our proxy materials. This is known as “householding.” We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to a stockholder residing at a shared address to which only one copy was mailed. If you are a stockholder of record at a shared address to which we delivered a single copy of the proxy materials and you desire to receive a separate copy of the proxy materials for the special meeting or for our future meetings, or if you are a stockholder at a shared address to which we delivered multiple copies of the proxy materials and you desire to receive one copy in the future, please submit your request by calling EQ Shareowner Services at 1-800-468-9716 or by providing written instructions to EQ Shareowner Services, Attn: Householding/Sportsman’s Warehouse Holdings, Inc., P.O. Box 64854, St. Paul, Minnesota 55164-0854.
If you hold your shares in street name, please contact your broker, bank or other nominee directly if you have questions, require additional copies of the proxy materials, or wish to receive multiple copies of the proxy materials now or in the future.
Adjournments and Postponements
Although it is not currently expected, the special meeting may be adjourned or postponed. If a quorum is not present or represented at the special meeting, our bylaws provide that the special meeting may be adjourned to a later date by either (i) the chairperson of the special meeting, or (ii) the vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote thereon. If a quorum is present at the special meeting but there are not sufficient votes at the time of the special meeting to approve the merger proposal, then Sportsman’s Warehouse stockholders may be asked to vote on the adjournment proposal. Pursuant to our bylaws, notices of an adjourned meeting need not be given if the time, date and place, if any, to which the meeting is adjourned and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken, unless the adjournment is for more than 30 days after the date for which the meeting was originally called or the Board sets a new record date for such meeting, in which case a written notice of the place, date and time of the adjourned meeting will be given to each Sportsman’s Warehouse stockholder of record entitled to vote at the meeting. At any subsequent reconvening of the special meeting at which a quorum is present, any business may be transacted that might have been transacted at the original meeting and all proxies will be voted in the same manner as they would have been voted at the original convening of the special meeting, except for any proxies that have been effectively revoked or withdrawn prior to the time the proxy is voted at the reconvened meeting. In addition, Sportsman’s Warehouse may postpone, reschedule or cancel any special meeting of stockholders previously scheduled.
Anticipated Date of Completion of the Merger
We are working towards completing the merger as soon as possible. Assuming timely receipt of required regulatory clearance and satisfaction of other closing conditions, including the approval by our stockholders of the merger proposal, we anticipate that the merger will be completed in the second half of calendar year 2021. If our stockholders vote to approve the merger proposal, the merger will become effective as promptly as practicable following the satisfaction or waiver of the remaining conditions to the merger, subject to the terms of the merger agreement. See “The Merger Agreement — Closing and Effective Time of the Merger” beginning on page 65. However, the parties cannot predict the exact timing of the completion of the merger or whether the merger will be completed at an earlier or later time, as agreed by the parties, or at all.
Rights of Stockholders Who Seek Appraisal
If the merger is completed, Sportsman’s Warehouse’s stockholders who do not vote in favor of the merger proposal (either in person or by proxy) and meet all of the conditions set forth in Section 262 of the DGCL will have the right to seek appraisal of the fair value of their shares of our common stock as of the effective time determined by the Delaware Court of Chancery and to receive payment based on that valuation in lieu of the merger consideration if such stockholders follow exactly the procedures set forth in Section 262 of the DGCL. The ultimate amount you receive in an appraisal proceeding may be less than, equal to or more than the amount you would have received under the merger agreement.
To exercise your appraisal rights, you must submit a written demand for appraisal to Sportsman’s Warehouse before the vote is taken on the merger proposal, you must not vote (either in person or by proxy) in favor of the merger proposal and you must continue to hold the shares of our common stock from the date of making the demand for appraisal through the effective time. If you fail to follow exactly the procedures set forth in Section 262 of the DGCL, you may lose your appraisal rights. See “Appraisal Rights” beginning on page 103 and the text of Section 262 of the DGCL reproduced in its entirety as Annex C to this proxy statement. This proxy statement constitutes the notice of appraisal rights with respect to the merger proposal required by Section 262 of the DGCL. If you hold your shares of our common stock through a broker, bank or other nominee and you wish to exercise your appraisal rights, you should consult with your broker, bank or other nominee to determine the appropriate procedures for the making of a demand for appraisal by your broker, bank or other nominee. In view of the complexity of the DGCL, stockholders who may wish to pursue appraisal rights should consult their legal and financial advisors promptly.
Stockholder List
A list of all stockholders entitled to vote at the special meeting will be available for examination at our principal executive offices at 1475 West 9000 South, Suite A, West Jordan, Utah, for ten days before the special meeting, and during the special meeting such list will be available for examination at [•].
Other Information
You should not return any evidence of your shares of Sportsman’s Warehouse’s common stock or send documents representing Sportsman’s Warehouse’s common stock with the proxy card. If the merger is completed, the paying agent will send to you a letter of transmittal, if applicable, and related materials and instructions for exchanging your shares of our common stock.
Questions and Additional Information
If you have questions about the merger, need assistance in submitting your proxy or voting your shares of our common stock, or need additional copies of the proxy statement or the enclosed proxy card, please contact the proxy solicitor using the contact information below.
90 Park Avenue
New York, NY 10016
Banks and Brokers Call: 1 (516) 220-8356
All Others Call Toll-free: 1 (833) 503-4127
Email: gerard.comer@equiniti.com

PROPOSAL 1: ADOPTION AND APPROVAL OF THE MERGER AGREEMENT
THE MERGER
This discussion of the merger is qualified in its entirety by reference to the merger agreement, which is attached to this proxy statement as Annex A. You should read the entire merger agreement carefully and in its entirety, as it is the legal document that governs the merger.
The merger agreement provides that, subject to the satisfaction or waiver of the conditions set forth in the merger agreement, Merger Sub will merge with and into Sportsman’s Warehouse. Sportsman’s Warehouse will be the surviving corporation following the merger. As a result of the merger, Sportsman’s Warehouse will cease to be a publicly traded company and will become a wholly-owned subsidiary of Great Outdoors Group. You will not own any shares of the capital stock of the surviving corporation.
Merger Consideration
At the effective time, each outstanding share of our common stock will automatically be canceled and converted into the right to receive an amount in cash equal to $18.00, without interest and less any applicable withholding taxes, other than the excluded shares and dissenting shares. Dissenting shares will not be converted into the right to receive the merger consideration at the effective time, and the holders of such dissenting shares will only have the right to receive the “fair value” of their dissenting shares as of the effective time as determined by the Delaware Court of Chancery and to receive payment based on that valuation in lieu of the merger consideration, if such stockholders follow exactly the procedures set forth in Section 262 of the DGCL. See “Appraisal Rights” beginning on page 103.
Background of the Merger
The Board, together with the management of Sportsman’s Warehouse (which we refer to as “management”) has reviewed and assessed Sportsman’s Warehouse’s performance, future growth prospects, business strategies, opportunities, competitive position and challenges on a regular basis as part of its evaluation of potential prospects and strategies for enhancing stockholder value. As part of that review process, the Board and management have regularly reviewed and considered Sportsman’s Warehouse’s strategic direction and business objectives, including potential strategic acquisitions and investments.
The following is a summary of principal events, meetings, negotiations and actions among the parties leading to the execution and public announcement of the merger agreement.
On January 22, 2020, John L. Morris (who we refer to as “Mr. Morris”), the founder and Chief Executive Officer of Great American Outdoors Group, LLC (which is the parent company of Great Outdoors Group and which we refer to as “Great American Outdoors”), Mr. John Paul Morris, the son of Mr. Morris, and Mr. Jon Barker, the President and Chief Executive Officer of Sportsman’s Warehouse, met at an annual trade show in Las Vegas, Nevada. At this meeting, Mr. Morris initially proposed a potential business combination in which Great American Outdoors would acquire Sportsman’s Warehouse. Mr. Morris did not propose financial terms for the business combination at that time.
On February 3, 2020, Mr. Barker received a preliminary written indication of interest from Great Outdoors Group (which we refer to as the “February 3 letter”). Among other things, the February 3 letter stated (i) certain reasons why Great Outdoors Group was interested in a potential business combination with Sportsman’s Warehouse, and (ii) Great Outdoors Group’s belief that (a) subject to due diligence, it could propose an all-cash, per share consideration for the acquisition that would be at a meaningful premium to the then-current share price for our common stock and (b) it would be able to make a proposal within several weeks upon receipt of certain requested information. The February 3 letter also requested certain preliminary diligence information from Sportsman’s Warehouse, including five-year financial projections, a summary of certain lease obligations for our stores, certain information regarding our credit card program and information and detail around the size of our customer database. Mr. Barker shared copies of the February 3 letter with the other members of the Board.
On February 4, 2020, the Board held a regular meeting. The Board began the meeting in executive session, with only the members of the Board, including Mr. Barker, and a representative from O’Melveny &

Myers LLP, outside legal counsel to Sportsman’s Warehouse (which we refer to as “O’Melveny”), in attendance. During the executive session, Mr. Barker reviewed for the Board his discussion with Mr. Morris and Mr. John Paul Morris on January 22, 2020 and the content of the February 3 letter. The Board then engaged in a discussion regarding the February 3 letter, including potential responses to Great Outdoors Group. Following this discussion, the Board instructed Mr. Barker that he should communicate to Mr. Morris the Board’s expectation that in order to consider engaging in further discussions, including with respect to providing the information requested by Great Outdoors Group in the February 3 letter, Great Outdoors Group would need to provide Sportsman’s Warehouse with a compelling offer both in terms of price and certainty of consummating the transaction.
On February 6, 2020, Mr. Barker and Mr. Morris discussed telephonically the February 3 letter. During this discussion, Mr. Barker communicated to Mr. Morris the Board’s expectations that in order to consider engaging in further discussions, including with respect to providing the information requested by Great Outdoors Group in the February 3 letter, Great Outdoors Group would need to provide Sportsman’s Warehouse with a compelling offer both in terms of price and certainty of consummating the transaction.
Between February 7, 2020 and February 21, 2020, Mr. Barker received periodic updates from Great Outdoors Group regarding the status and potential timing of a proposal from Great Outdoors Group regarding the potential acquisition of Sportsman’s Warehouse.
On February 26, 2020, Mr. Barker and Mr. Morris discussed telephonically the potential timing of a proposal from Great Outdoors Group regarding the potential acquisition of Sportsman’s Warehouse. Mr. Morris noted that recent market volatility was impacting Great Outdoors Group’s evaluation.
On March 2, 2020, Mr. Morris informed Mr. Barker telephonically that due to the current volatile market conditions, Great Outdoors Group would not make a proposal regarding the acquisition of Sportsman’s Warehouse at such time. He also noted that Great Outdoors Group would like to reconnect with Mr. Barker after the public disclosure of Sportsman’s Warehouse’s earnings results for its fiscal quarter ending May 2, 2020.
On March 3, 2020, Mr. Barker received a message from Mr. Morris reiterating the messaging from their March 2, 2020 telephone call. Mr. Barker updated the Board regarding these developments in communications to Board members on March 3, 2020 and March 4, 2020.
On October 2, 2020, Mr. Morris telephonically informed Mr. Barker that Great Outdoors Group would send a written non-binding indication of interest regarding the potential acquisition of Sportsman’s Warehouse to Mr. Barker. This was the first communication from Great Outdoors Group to Sportsman’s Warehouse regarding a potential business combination transaction since the March 3, 2020 message from Mr. Morris to Mr. Barker.
Later on October 2, 2020, Mr. Barker received a written non-binding indication of interest from Great Outdoors Group (which we refer to as the “October 2 letter”). Among other things, the October 2 letter stated that based on its analysis of publicly available information, Great Outdoors Group would be able to offer stockholders of Sportsman’s Warehouse a cash price between $16.50 and $18.00 per share of our common stock. The October 2 letter also noted Great Outdoors Group’s expectation that its financing would be fully committed at the time a definitive agreement regarding the potential acquisition is signed. The October 2 letter further stated that Great Outdoors Group was prepared to send Sportsman’s Warehouse a list of critical information requests and once such information has been provided, Great Outdoors Group would be able to make a final proposal within a few weeks.
On October 8, 2020, the Board held a special meeting, with representatives from O’Melveny also attending. Among other matters, Mr. Barker reviewed for the Board his discussions with Mr. Morris from February and March 2020 and asked O’Melveny to discuss the Board’s fiduciary duties in the context of the receipt of the October 2 letter. A representative from O’Melveny then reviewed the Board’s various options for responding to the October 2 letter and the Board’s fiduciary duties in such context. The representative from O’Melveny also noted the importance of maintaining the confidentiality of this matter prior to its public disclosure. The Board then engaged in a discussion regarding the October 2 letter, including with respect to the certainty of financing for any proposed transaction, the potential impact of any such proposal on certain investments being contemplated by Sportsman’s Warehouse, and strategic considerations for responding to Great Outdoors Group. Following such discussion, the Board unanimously instructed Mr. Barker to inform Mr. Morris that the Board was not willing to engage in discussions regarding a potential transaction with Great Outdoors Group on the basis of the price range set forth in the October 2 letter.
On October 9, 2020, pursuant to instructions provided by the Board, Mr. Barker telephonically informed Mr. Morris that the Board was not willing to engage in discussions regarding a potential transaction with Great Outdoors Group on the basis of the price range set forth in the October 2 letter.
On October 12, 2020, Mr. Morris telephonically informed Mr. Barker that Great Outdoors Group would send an updated written indication of interest with a revised price range. Mr. Morris noted to Mr. Barker that such updated price range was the highest Great Outdoors Group could offer and that Great Outdoors Group was also evaluating other investment opportunities.
Later on October 12, 2020, Sportsman’s Warehouse received a written non-binding indication of interest from Great Outdoors Group (which we refer to as the “October 12 letter”). Among other things, the October 12 letter stated that, subject to additional due diligence, Great Outdoors Group was willing to increase its valuation range to a cash price between $19.00 and $21.00 per share of our common stock.
On October 15, 2020, the Board held a special meeting, with representatives from O’Melveny also attending. Mr. Barker reviewed for the Board his discussions with Mr. Morris on October 9, 2020 and October 12, 2020 regarding a potential transaction, including Mr. Morris’ statement that the range offered in the October 12 letter reflected the highest Great Outdoors Group could offer. The Board discussed the increased price range included in the October 12 letter, Great Outdoors Group’s ability to finance the potential transaction and regulatory clearance under the HSR Act. The Board then discussed Sportsman’s Warehouse’s alternatives for responding to the October 12 letter, including the timing of any such response and any subsequent actions. Next, Mr. Christopher Eastland, a member of the Board, led a discussion regarding the selection of a financial advisor and reviewed for the Board a list of potential financial advisors and their prior history with Sportsman’s Warehouse. Following this discussion, the Board unanimously instructed Mr. Eastland to contact Baird to gauge Baird’s interest in acting as financial advisor to Sportsman’s Warehouse in connection with the potential transaction. The Board came to this conclusion based on Baird’s qualifications, expertise, reputation and knowledge of Sportsman’s Warehouse’s business and the industries in which Sportsman’s Warehouse operates. In addition, the Board unanimously instructed Mr. Barker to inform Mr. Morris that subject to execution of an acceptable confidentiality agreement between the parties, the Board was willing to engage in discussions with Great Outdoors Group regarding a potential transaction on the basis of the price range set forth in the October 12 letter, and instructed O’Melveny to prepare a confidentiality agreement for the potential transaction. The Board also unanimously (i) instructed Mr. Barker to lead the diligence process in connection with the potential transaction and (ii) determined that Mr. Barker, Mr. Eastland and Mr. Joseph Schneider, our Board chairperson, should form an informal advisory group to oversee diligence and transaction discussions between meetings of the Board.
On October 16, 2020, a representative from O’Melveny sent the draft confidentiality agreement regarding the potential transaction, which draft included a customary standstill provision, to representatives from King & Spalding LLP, outside legal counsel to Great Outdoors Group (which we refer to as “King & Spalding”). Also on October 16, 2020, Mr. Eastland contacted certain representatives from Baird to gauge Baird’s interest in acting as financial advisor to Sportsman’s Warehouse in connection with the potential transaction and asked Baird to confirm it did not have conflicts of interest with respect to the contemplated representation.
On October 19, 2020, representatives from King & Spalding sent a revised draft of the confidentiality agreement regarding the potential transaction to representatives from O’Melveny. After conferring with Mr. Barker and Mr. Schneider, representatives of O’Melveny sent a further revised draft of the confidentiality agreement to representatives of King & Spalding, who confirmed the revised draft was acceptable to Great Outdoors Group.
On October 20, 2020, Sportsman’s Warehouse entered into a confidentiality agreement with Great Outdoors Group regarding the potential transaction (which confidentiality agreement was dated October 19, 2020 and which we refer to as the “Great Outdoors Group confidentiality agreement”). Also on October 20,

2020, Mr. Barker and Mr. Kevin Maliszewski, the Chief Financial Officer of Great Outdoors Group (referred to herein as “Mr. Maliszewski”), telephonically discussed the process for the review and evaluation of the potential transaction.
Also on October 20, 2020, representatives from Baird informed Mr. Eastland that Baird was interested in acting as financial advisor to Sportsman’s Warehouse in connection with the potential transaction and confirmed that Baird did not represent Great Outdoors Group with respect to the contemplated representation.
On October 22, 2020, Sportsman’s Warehouse received a request from Great Outdoors Group for certain information, including financial projections of Sportsman’s Warehouse. Sportsman’s Warehouse provided information to Great Outdoors Group in response to such request and continued to provide responses to Great Outdoors Group’s diligence inquiries until December 21, 2020, in each case, pursuant to the terms of the Great Outdoors Group confidentiality agreement.
On October 23, 2020, the Board held a special meeting, with representatives from O’Melveny also attending. At the request of the Board, a representative from O’Melveny reviewed for the Board certain features of, and issues applicable to, public company transactions, including differences from acquisitions of private companies, alternative transaction structures, and potential litigation and regulatory investigations. Next, Mr. Barker led a discussion regarding the planned due diligence process for the potential transaction and provided a summary of the initial list of due diligence requests received from Great Outdoors Group. Mr. Eastland then reviewed for the Board his discussions with representatives from Baird since the October 15, 2020 Board meeting, and the Board discussed the potential retention of Baird as a financial advisor. Following this discussion, the Board unanimously instructed Mr. Barker, Mr. Schneider and representatives from O’Melveny to discuss the potential engagement of Baird to serve as financial advisor to Sportsman’s Warehouse and to request a draft engagement letter for review. The Board further agreed to meet again after receipt of the draft terms of Baird’s engagement to review such terms.
Between October 25, 2020 and October 27, 2020, representatives of Baird and representatives of O’Melveny (with the input of Mr. Schneider, Mr. Eastland and Mr. Barker) negotiated the terms of the engagement.
On October 28, 2020, the Board held a special meeting, with representatives from O’Melveny also attending. At the request of the Board, a representative from O’Melveny reviewed terms of the proposed engagement of Baird, as well as a letter from Baird confirming it has not provided financial advisory and/or investment banking services to Great American Outdoors. Following this discussion, the Board unanimously approved Sportsman’s Warehouse’s engagement of Baird. Also during this meeting, Mr. Barker provided an update on due diligence and other ongoing matters related to the potential transaction.
Also on October 28, 2020, Mr. Barker and Mr. Maliszewski telephonically discussed the due diligence process for the potential transaction.
On October 29, 2020, Mr. Barker and Mr. Morris telephonically discussed certain logistical matters and coordination related to the potential transaction.
On November 2, 2020, Mr. Barker and Mr. Maliszewski discussed Sportsman’s Warehouse’s retention of Baird as a financial advisor, and Mr. Barker introduced representatives from Baird to representatives from J.P. Morgan Securities LLC, as financial advisor to Great Outdoors Group (which we refer to as “JPMorgan”).
On November 4, 2020, representatives from Baird and JPMorgan held an introductory call to discuss the potential transaction.
On November 9, 2020, representatives from Baird and JPMorgan telephonically discussed the ongoing due diligence process for the potential transaction, coordination of a proposed meeting between the management teams of Sportsman’s Warehouse and Great Outdoors Group, the timeline contemplated for the potential transaction and Great Outdoors Group’s financing strategy.
On November 11, 2020, Sportsman’s Warehouse and Great Outdoors Group entered into a joint defense and confidentiality agreement with respect to the potential transaction.

Also on November 11, 2020, the Board held a special meeting, with Mr. Robert Julian, the Chief Financial Officer of Sportsman’s Warehouse, and representatives from each of O’Melveny and Baird also attending. Mr. Barker updated the Board regarding the due diligence process and confirmed information had been provided to Great Outdoors Group in response to its initial due diligence requests. Mr. Barker also noted that management was continuing to work on the financial projections requested by Great Outdoors Group. Then, a representative from Baird updated the Board regarding the two telephonic discussions between Baird and JPMorgan on November 4, 2020 and November 9, 2020. The representative from Baird noted that Great Outdoors Group believes it has sufficient capital to consummate the potential transaction and may not need a commitment letter from a third party lender. Next, Mr. Barker discussed the contemplated meeting between the management teams of Sportsman’s Warehouse and Great Outdoors Group, including the potential attendees and protocols for sharing information during such meeting. The Board unanimously confirmed its support for the contemplated management meeting. At the request of the Board, a representative from Baird also discussed with the Board a preliminary timeline for the potential transaction and prospective buyers, including prospective strategic acquirers, private equity firms and family offices, which would potentially have the industry interest and financial ability to acquire Sportsman’s Warehouse. The representative from Baird then discussed certain factors that may make each type of prospective buyer more or less likely to acquire Sportsman’s Warehouse, as well as investment alternatives available to such buyers. The representative from Baird also discussed with the Board whether Sportsman’s Warehouse would find an offer superior to that proposed by Great Outdoors Group by checking the market concurrently with its negotiations with Great Outdoors Group, and that conducting a market check prior to signing a definitive agreement related to the potential transaction could potentially discourage the interest of Great Outdoors Group and lead to market rumors that could damage Sportsman’s Warehouse’s business. The representative from Baird also informed the Board that JPMorgan had advised Baird that if Sportsman’s Warehouse conducted an auction process, Great Outdoors Group may not participate in such process. The representative of Baird discussed with the Board that either (i) the Board forego conducting a market-check prior to signing a definitive transaction agreement and instead negotiate for the ability to solicit alternative acquisition proposals after signing the definitive transaction agreement, or (ii) subject to the Board’s assessment of the risks and benefits of doing so, engage in a limited pre-signing market check with a small subset of bidders that the Board believed were reasonably likely to be willing and able to submit a competitive acquisition proposal. Following this discussion, the Board unanimously determined to continue engaging in bilateral negotiations with Great Outdoors Group on the potential transaction and not pursue a market-check prior to signing a definitive transaction agreement. The Board also unanimously instructed the representatives of Baird to continue their discussions with Great Outdoors Group and JPMorgan regarding the process for and the timing of the potential transaction.
In early November 2020, management prepared its projections of Sportsman’s Warehouse’s future financial performance for fiscal years 2020 through 2023 (which we refer to as the “Three Year Management Projections”) in response to a due diligence request from Great Outdoors Group. On November 16, 2020, management provided copies of the Three Year Management Projections to the Board for its review at the November 16, 2020 meeting of the Board.
On November 16, 2020, the Board held a special meeting, with Mr. Julian and representatives from each of O’Melveny and Baird also attending. At the request of the Board, a representative from O’Melveny reviewed for the Board certain process matters related to the Board’s review of the Three Year Management Projections, including with respect to the anticipated delivery of the Three Year Management Projections to Great Outdoors Group if approved by the Board. Next, Mr. Julian reviewed for the Board the Three Year Management Projections, including each of the key assumptions and inputs used by management in preparing the Three Year Management Projections. After the conclusion of this discussion, the Board authorized and adopted the Three Year Management Projections and approved delivery of the Three Year Management Projections to Great Outdoors Group in connection with the potential transaction.
On November 17, 2020, at the direction of the Board, a representative of Baird provided a copy of the Three Year Management Projections to Great Outdoors Group and JPMorgan.
On November 19, 2020, Mr. Barker, Mr. Julian and Mr. Jeff White, Senior Director — Accounting and Finance of Sportsman’s Warehouse, met telephonically with Mr. Morris, Mr. John Paul Morris and Mr. Maliszewski (who we sometimes refer to collectively as “senior management of Great Outdoors Group”), as well as representatives from each of JPMorgan and Baird to discuss, among other things, the due diligence process in connection with the potential transaction, Sportsman’s Warehouse’s financial performance in the fiscal quarter ended October 31, 2020, the impact of the COVID-19 pandemic on Sportsman’s Warehouse’s business, and the Three Year Management Projections. Also on November 19, 2020, representatives from Baird and JPMorgan met telephonically to discuss, among other things, the process and timing for completing due diligence and the absence of a financing condition for the potential transaction. During this discussion, at the direction of the Board, representatives from Baird informed JPMorgan that Sportsman’s Warehouse would not provide additional responses to the most recent due diligence requests unless Great Outdoors Group made an acquisition offer with a specific per share purchase price (rather than a range of prices).
In late November 2020, management supplemented the Three Year Management Projections to include its projections of Sportsman’s Warehouse’s future financial performance for fiscal years 2024 and 2025 and to make the following adjustments: (i) normalizing Sportsman’s Warehouse’s financial results for the twelve months ended October 31, 2020 in order to address the unique business levels experienced during such period due to the COVID-19 pandemic, social unrest, the presidential election, and certain other national events in the United States; (ii) revising its calculations of Adjusted EBITDA to exclude certain pre-opening and stock compensation expenses; and (iii) providing its projection of Sportsman’s Warehouse’s unlevered free cash flow for fiscal years 2020 through 2025 (we refer to these adjusted projections for fiscal years 2020 through 2025 as the “DCF Projections”). On November 23, 2020, management provided copies of the DCF Projections to representatives from Baird for use in its analysis. Please see the section entitled “— Certain Company Forecasts” beginning on page 47 for a summary of the DCF Projections.
On November 23, 2020, the Board held a special meeting, with Mr. Julian and representatives from each of O’Melveny and Baird also attending. Mr. Barker provided the Board a summary of the November 19, 2020 telephonic management meeting between Mr. Barker, Mr. Julian, senior management of Great Outdoors Group, and representatives from each of JPMorgan and Baird. Mr. Barker noted that Mr. Morris expressed that the meeting was well received by senior management of Great Outdoors Group. Afterwards, a representative from Baird provided the Board an update regarding the November 19, 2020 telephonic discussion between representatives of Baird and JPMorgan. The representative from Baird also noted that JPMorgan indicated Great Outdoors Group would propose a specific price per share for the common stock but did not specify timing for such proposal.
On November 24, 2020, the Board held a regularly scheduled meeting, and following the conclusion of such regular meeting, convened an executive session, with Mr. Julian and representatives from O’Melveny also attending. Among other matters, Mr. Barker provided the Board an update on the potential transaction with Great Outdoors Group. Mr. Barker noted that Sportsman’s Warehouse had received a legal due diligence request list from King & Spalding on November 23, 2020 and a financial and accounting diligence list on November 24, 2020 from an outside accounting advisor to Great Outdoors Group.
On November 25, 2020, Sportsman’s Warehouse received a revised written indication of interest from Great Outdoors Group (which we refer to as the “November 25 letter”). The November 25 letter stated that Great Outdoors Group was prepared to offer $19.00 per share in cash to acquire all of the outstanding shares of Sportsman’s Warehouse and its affiliates, subject to completion of customary diligence and the negotiation of a satisfactory merger agreement.
On November 28, 2020, the Board held a special meeting, with Mr. Julian and representatives from each of O’Melveny and Baird also attending. At the request of the Board, Mr. Barker reviewed for the Board his past communications with Great Outdoors Group regarding a potential transaction, including each of the October 2 letter, the October 12 letter and the November 25 letter. The Board asked questions of Mr. Barker and the representatives of Baird regarding their respective communications with Great Outdoors Group and JPMorgan. The Board then discussed various considerations for responding to the November 25 letter, including the amount and timing of any counterproposal. Following this discussion, the Board unanimously determined to respond to the November 25 letter with a counterproposal of $21.00 per share in cash and instructed the representatives of Baird to (i) orally deliver such counterproposal to representatives from JPMorgan and (ii) request further evidence of Great Outdoors Group’s ability to finance the potential transaction.

On November 29, 2020, representatives from Baird met telephonically with representatives from JPMorgan and, at the direction of the Board, informed JPMorgan of Sportsman’s Warehouse’s counterproposal of $21.00 per share in cash. In addition, at the direction of the Board, representatives from Baird also requested that Great Outdoors Group deliver further evidence of its ability to finance the potential transaction.
On December 1, 2020, Mr. Barker received a telephone call from Mr. Morris. Mr. Morris expressed he was eager to commence the next phase of the potential transaction between Sportsman’s Warehouse and Great Outdoors Group, including the negotiation of a definitive merger agreement. Mr. Morris further noted that Great Outdoors Group would send over a revised offer including a higher per share offer price.
Later on December 1, 2020, Sportsman’s Warehouse received a revised written indication of interest from Great Outdoors Group (which we refer to as the “December 1 letter”). The December 1 letter stated that Great Outdoors Group was prepared to increase its offer to $19.50 per share in cash to acquire all of the outstanding shares of Sportsman’s Warehouse and its affiliates, subject to completion of customary diligence and the negotiation of a satisfactory merger agreement. The December 1 letter also noted that $19.50 per share was Great Outdoors Group’s best and final proposal and that it was important to Great Outdoors Group to finalize the merger agreement and publicly announce the transaction on or before December 21, 2020.
On December 3, 2020, representatives from Baird and JPMorgan met telephonically to discuss the potential transaction. Representatives from JPMorgan noted that their valuation analysis did not justify a $19.50 per share offer price and that Great Outdoors Group desired to increase the offer to $19.50 per share in order to maintain the momentum for a potential transaction. Representatives from JPMorgan also emphasized that signing a definitive merger agreement on or before December 21, 2020 was a meaningful deadline for Great Outdoors Group for purposes internal to Great Outdoors Group, including with respect to cash management and consideration of other investment opportunities. At the Board’s direction, representatives from Baird noted that the Board was focused on a per share offer price equal to or higher than $20.00.
Also on December 3, 2020, the Board held a special meeting, with Mr. Julian and representatives from each of O’Melveny and Baird also attending. At the request of the Board, a representative from Baird discussed Baird’s preliminary valuation analysis with the Board. The representative from Baird reviewed for the Board the historical financial results for Sportsman’s Warehouse and the DCF Projections. The representative from Baird reviewed the adjustments that had been made to the Three Year Management Projections in order to prepare the DCF Projections. The representative from Baird then summarized the three valuation methodologies used by Baird in its analysis (selected transaction analysis, selected public company analysis and discounted cash flow analysis) and the results derived from such analyses. The Board asked the representative of Baird various questions regarding its preliminary valuation analysis, including the various methodologies used, and a discussion ensued. After this discussion, Mr. Barker summarized for the Board his communications with Great Outdoors Group, including his December 1, 2020 telephonic discussion with Mr. Morris and the December 1 letter. At the request of the Board, a representative from Baird then summarized recent discussions between the representatives of Baird and JPMorgan, including the telephonic meeting between representatives of Baird and JPMorgan prior to the Board meeting on December 3, 2020. The Board asked questions of the representative of Baird regarding this meeting, and a discussion ensued regarding the latest offer presented in the December 1 letter. In evaluating such offer, the Board discussed various factors, including (i) the public market’s reaction to Sportsman’s Warehouse’s December 2, 2020 earnings announcement and the decline of the trading price of the common stock despite announcing record results, (ii) the competitive market environment and certain other macroeconomic factors, including the COVID-19 pandemic and the impending change in the United States presidential administration, and (iii) Sportsman’s Warehouse’s historical stock prices. The Board then expressed its view that it was highly unlikely that any other party would be prepared to acquire Sportsman’s Warehouse at a per share offer price that would be competitive with Great Outdoors Group’s $19.50 offer. The Board then discussed potential responses to the December 1 letter, including the amount and manner of any counterproposal. The Board also asked questions of O’Melveny regarding the Board’s fiduciary duties, and a representative from O’Melveny provided an overview of the Board’s duties and the various steps taken by the Board to comply with such duties to date. After this discussion, the Board unanimously authorized and instructed Mr. Barker and Mr. Schneider to call Mr. Morris and request a $20.00 per share offer price. The Board also unanimously delegated to Mr. Barker and Mr. Schneider the authority to agree to continue transaction discussions with Great Outdoors Group for a per share offer price of $19.50 or greater. The Board also instructed Mr. Barker and Mr. Schneider to express to Mr. Morris the importance to the Board of certainty of closing if the parties enter into a transaction.
Later on December 3, 2020, Mr. Barker and Mr. Schneider had a telephone call with senior management of Great Outdoors Group to discuss the offer contained in the December 1 letter. As instructed by the Board, Mr. Barker and Mr. Schneider requested a $20.00 per share offer price from Great Outdoors Group; however, Mr. Morris indicated that Great Outdoors Group would not increase its offer above $19.50 per share. Mr. Barker and Mr. Schneider then confirmed that Sportsman’s Warehouse would continue transaction discussions with Great Outdoors Group on the basis of a $19.50 per share offer price.
On December 4, 2020, representatives from O’Melveny delivered the draft merger agreement regarding Great Outdoors Group’s potential acquisition of Sportsman’s Warehouse to representatives from King & Spalding. The draft merger agreement, among other things, included a “go-shop” provision, as well as terms that would (i) obligate the parties to take certain actions in order to obtain antitrust clearance for the potential transaction, (ii) allow Sportsman’s Warehouse and Great Outdoors Group to terminate the merger agreement under certain conditions, including upon certain breaches by the other party, (iii) require Sportsman’s Warehouse to pay Great Outdoors Group a termination fee in certain circumstances, and (iv) qualify certain obligations of Great Outdoors Group and certain representations and warranties of Sportsman’s Warehouse by the non-occurrence of a material adverse effect on the financial condition, business, assets or results of operations of Sportsman’s Warehouse and its subsidiaries, taken as a whole.
On December 8, 2020, representatives from King & Spalding delivered a revised draft of the merger agreement to representatives from O’Melveny. The revised draft of the merger agreement, among other things, (i) removed the “go-shop” provision, (ii) increased the amount of termination fee Sportsman’s Warehouse would have to pay Great Outdoors Group in certain circumstances, (iii) limited the scope of actions Great Outdoors Group would be required to take in order to obtain antitrust clearance for the potential transaction, (iv) expanded the conditions under which Great Outdoors Group would be permitted to terminate the merger agreement for certain breaches by Sportsman’s Warehouse, (v) rejected certain exclusions to the definition of material adverse effect, and (vi) added a provision that would require Sportsman’s Warehouse to reimburse Great Outdoors Group’s expenses in the event stockholders of Sportsman’s Warehouse fail to approve the merger proposal.
Also on December 8, 2020, Sportsman’s Warehouse and Great Outdoors Group entered into a clean team agreement pursuant to which the parties agreed to restrict the availability of certain competitively sensitive information regarding Sportsman’s Warehouse provided in response to due diligence requests to a limited group of representatives from Great Outdoors Group.
On December 9, 2020, the Board held a special meeting, with Mr. Julian and representatives from each of O’Melveny and Baird also attending. At the request of the Board, a representative from O’Melveny reviewed for the Board the revised draft of the merger agreement that was delivered by representatives from King & Spalding on December 8, 2020. The representative from O’Melveny provided an overview of the substantive issues that remained open in the draft merger agreement, including whether a “go-shop” provision would be included, the amount of the termination fee Sportsman’s Warehouse would have to pay Great Outdoors Group in certain circumstances, the scope of actions Great Outdoors Group would be required to take in order to obtain antitrust clearance for the potential transaction, reimbursement of Great Outdoors Group’s expenses in the event stockholders of Sportsman’s Warehouse fail to approve the merger proposal, the conditions under which Great Outdoors Group would be permitted to terminate the merger agreement for certain breaches by Sportsman’s Warehouse, and the definition of material adverse effect in the merger agreement. The Board discussed each of these substantive points and at the conclusion of this discussion, the Board unanimously authorized O’Melveny to negotiate the terms of the merger agreement as it deemed appropriate and necessary, subject to the parameters on terms set by the Board during this discussion.
On December 10, 2020, representatives from O’Melveny and King & Spalding met telephonically to discuss the revised draft of the merger agreement delivered by representatives of King & Spalding on December 8, 2020. Later on December 10, 2020, representatives from O’Melveny delivered a revised draft of the merger agreement to representatives from King & Spalding. This revised draft, among other matters (i) accepted the removal of the “go-shop” provision, (ii) reduced the amount of the termination fee that would be payable by Sportsman’s Warehouse to Great Outdoors Group in certain circumstances, (iii) removed the requirement that Sportsman’s Warehouse reimburse Great Outdoors Group for certain of its expenses if stockholders of Sportsman’s Warehouse fail to approve the merger proposal, and (iv) made certain changes with respect to exclusions to the definition of material adverse effect.
On December 13, 2020, representatives from O’Melveny and King & Spalding met telephonically to discuss the revised draft of the merger agreement delivered by representatives of O’Melveny on December 10, 2020. Later on December 13, 2020, representatives from King & Spalding delivered a revised draft of the merger agreement to representatives from O’Melveny. This revised draft, among other matters (i) accepted the reduced termination fee payable by Sportsman’s Warehouse in certain circumstances proposed in the December 10, 2020 draft of the merger agreement, (ii) accepted removal of the requirement that Sportsman’s Warehouse reimburse Great Outdoors Group for certain of its expenses if stockholders of Sportsman’s Warehouse fail to approve the merger proposal, and (iii) rejected certain of the changes that had been proposed by O’Melveny with respect to exclusions to the definition of material adverse effect.
On December 15, 2020, representatives from O’Melveny and King & Spalding met telephonically to discuss the revised draft of the merger agreement delivered by representatives of King & Spalding on December 13, 2020.
On December 16, 2020, Mr. Barker and Mr. Schneider had a telephone call with senior management of Great Outdoors Group to discuss the potential transaction. Senior management of Great Outdoors Group informed Mr. Barker and Mr. Schneider that Great Outdoors Group was reducing its per share offer price from $19.50 to $18.00. Great Outdoors Group provided three reasons for the reduction in the offer price: (i) Sportsman’s Warehouse’s plan to enter into a lease for a second distribution center (which Great Outdoors Group stated would further increase the geographical imbalance Great Outdoors Group has due to its existing distribution centers); (ii) the uncertainty surrounding the current political environment in the United States; and (iii) the amount of cash funding that Great Outdoors Group believes will be necessary to replenish Sportsman’s Warehouse’s inventory and for other working capital requirements. Great Outdoors Group further indicated that in connection with the reduction of the offer price, Great Outdoors Group would be prepared to agree to the inclusion of a “go-shop” provision in the merger agreement. Mr. Barker and Mr. Schneider expressed their disappointment at the reduction of the offer price and noted they would review the revised offer price with the Board.
On December 18, 2020, Mr. Schneider had a telephone call with Mr. Morris, Mr. John Paul Morris and Mr. Maliszewski to discuss the potential transaction. Mr. Schneider noted that a meeting of the Board was scheduled for later on December 18, 2020, and asked if Great Outdoors Group would increase the per share offer price before the Board meeting. Mr. Morris indicated that Great Outdoors Group would consider Mr. Schneider’s request. After the conclusion of such call, Mr. Morris sent a message to Mr. Schneider noting that Great Outdoors Group was ready and willing to complete the transaction at the $18.00 per share offer price and would not increase the offer.
Later on December 18, 2020, the Board held a special meeting, with Mr. Julian and representatives from O’Melveny and Baird also attending. Mr. Schneider reviewed for the Board the recent reduction of Great Outdoors Group’s per share offer price from $19.50 to $18.00 and provided an update regarding his and Mr. Barker’s recent communications with Great Outdoors Group on December 16, 2020 and December 18, 2020. At the request of the Board, a representative from O’Melveny then reviewed for the Board their alternatives for responding to the revised offer, including accepting the offer, rejecting the offer and ceasing discussions, or continuing to further negotiate. The representative from O’Melveny also led a discussion regarding how the draft merger agreement should be revised to address the reduced offer price and recommended reinserting a “go-shop” provision, reducing the amount of termination fee Sportsman’s Warehouse would have to pay to Great Outdoors Group in certain circumstances, and using Sportsman’s Warehouse’s proposed definition of material adverse effect. At the request of the Board, a representative from Baird also discussed with the Board Baird’s preliminary valuation analysis. The Board then engaged in a discussion regarding various anticipated business opportunities and challenges for Sportsman’s Warehouse in the next few years, including (i) management’s expectation that financial results for fiscal years 2021 and 2022 would decrease as compared to the results for fiscal year 2020, (ii) the downward pressure on the trading price of the common stock due to the disfavored nature of the firearms industry among public investors, and (iii) other challenges generally experienced by publicly traded retailers. The Board also discussed the revised $18.00 per share offer price, including whether it should pursue further negotiations with Great Outdoors Group seeking to increase the offer price. After this discussion, the Board unanimously authorized Mr. Schneider and Mr. Barker to negotiate with Great Outdoors Group to reach a final agreement on the terms of the merger agreement at a price per share of no less than $18.00 in cash, and on other terms consistent with the recommendation of O’Melveny regarding the reinsertion of a “go-shop” provision, the reduction of certain termination fees that could be payable by Sportsman’s Warehouse and the revision of the definition of material adverse effect.
After the conclusion of the Board meeting on December 18, 2020, Mr. Schneider and Mr. Barker telephonically discussed the potential transaction with senior management of Great Outdoors Group. Mr. Schneider and Mr. Barker informed senior management of Great Outdoors Group that Sportsman’s Warehouse was willing to move forward with the revised offer price of $18.00 per share, on the understanding that the due diligence process was complete and the merger agreement would be revised to reinsert the “go-shop” provision, further reduce the termination fees that could be payable by Sportsman’s Warehouse and reinstate the definition of material adverse effect previously proposed by Sportsman’s Warehouse. Senior management of Great Outdoors Group noted that they understood the approach proposed by the Board and would do their best to operate within that framework, subject to input from Great Outdoors Group’s advisors. In addition, representatives from O’Melveny and King & Spalding met telephonically to discuss the merger agreement and the process for finalizing transaction documentation, and representatives from Baird and JPMorgan met telephonically to discuss the creditworthiness of Great Outdoors Group. Representatives from O’Melveny also delivered a revised draft of the merger agreement to representatives from King & Spalding. This revised draft, among other matters (i) reinserted the “go-shop” provision, (ii) further reduced the amount of termination fee Sportsman’s Warehouse would have to pay Great Outdoors Group in certain circumstances, and (iii) restored the Sportsman’s Warehouse preferred version of the definition of material adverse effect.
Later on December 18, 2020, the Board held another special meeting, with representatives from each of O’Melveny and Baird also attending. Mr. Schneider provided an update to the Board regarding his and Mr. Barker’s conversation with senior management of Great Outdoors Group after the conclusion of the Board’s prior meeting on December 18, 2020. At the request of the Board, representatives from each of O’Melveny and Baird also updated the Board regarding their telephonic meetings with representatives from King & Spalding and JPMorgan, respectively, after the Board’s prior meeting. After these updates, a representative from O’Melveny led a discussion regarding next steps for the potential transaction, including the negotiation of the final transaction documentation and the anticipated announcement of the transaction in the afternoon of December 21, 2020. The Board agreed to hold another meeting in the afternoon of December 21, 2020 in anticipation of being able to review and approve an execution copy of the proposed merger agreement.
On December 19, 2020, Mr. Barker met telephonically with Mr. Maliszewski to discuss the revised draft of the merger agreement delivered by representatives from O’Melveny on December 18, 2020 and certain diligence matters. Also on December 19, 2020, representatives from King & Spalding delivered a revised draft of the merger agreement to representatives from O’Melveny, which revised draft accepted the Sportsman’s Warehouse position on the key open points, but included certain requests from Great Outdoors Group with respect to the interim operating period between the date of the merger agreement and effective time (or the earlier valid termination of the merger agreement pursuant to its terms). Representatives from O’Melveny and King & Spalding then met telephonically to discuss such revised draft of the merger agreement. Following the conclusion of such discussion, representatives from O’Melveny delivered a further revised draft of the merger agreement to representatives from King & Spalding, which, with certain modifications, accepted the revisions proposed by King & Spalding.
On December 21, 2020, the Board held a special meeting, with representatives from each of O’Melveny and Baird also attending. Mr. Barker provided a summary of negotiations regarding the merger agreement since the last meeting of the Board and confirmed that material provisions of the merger agreement had been successfully negotiated in accordance with the instructions provided by the Board. At the request of the Board, a representative from O’Melveny then provided a presentation summarizing the material terms of the merger agreement, including the contemplated consideration, closing conditions, representations and warranties, interim operating covenants, certain deal-protection terms, termination provisions and terms related to employment matters. The Board asked questions of O’Melveny, and the representative from O’Melveny provided responses to such inquiries. After this presentation, a representative from Baird presented its valuation analysis. The representatives of Baird presented their financial analysis with respect to the merger consideration in the merger pursuant to the merger agreement and rendered the oral opinion of Baird to the Board (in its capacity as such), to the effect that, as of December 21, 2020 and based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of the review undertaken by Baird as set forth in its opinion, the merger consideration to be received by the holders of our common stock (other than Great Outdoors Group and its affiliates or those holding excluded shares or dissenting shares) in the merger pursuant to the merger agreement was fair, from a financial point of view, to such holders. See “— Opinion of Robert W. Baird & Co. Incorporated” beginning on page 57. Following this presentation, the Board discussed and considered various factors that impacted its evaluation and decision regarding the proposed transaction, including the material factors set forth below in the section entitled “— Reasons for the Merger; Recommendation of the Board” beginning on page 44. After discussion among the directors, the Board unanimously (i) determined that the merger agreement and the transactions contemplated thereby are advisable and in the best interest of the Sportsman’s Warehouse’s stockholders, (ii) approved and declared advisable the merger agreement and the transactions contemplated thereby, (iii) directed that the merger agreement be submitted to Sportsman’s Warehouse’s stockholders to be adopted and approved, and (iv) resolved, subject to certain provisions of the merger agreement, to recommend the adoption and approval of the merger agreement by Sportsman’s Warehouse’s stockholders.
Following the closing of the financial markets in the United States on December 21, 2020, Sportsman’s Warehouse, Great Outdoors Group and Merger Sub entered into the merger agreement and issued a joint press release announcing the proposed merger.
On December 23, 2020, the Board held a special meeting, with representatives from each of O’Melveny and Baird also attending. At the request of the Board, a representative from Baird discussed with the Board the “go-shop” process. As part of the discussion, the representative from Baird reviewed for the Board a list of 39 potential buyers to contact as a part of the “go-shop” process, including eight potential strategic buyers, 19 financial sponsors, and 11 family offices. The representative from Baird also explained the proposed timing and process for contacting such potential buyers, entering into acceptable confidentiality agreements with any interested parties, and providing such parties access to confidential information of Sportsman’s Warehouse. The Board then unanimously authorized Baird to proceed with the “go-shop” process, including reaching out to the 39 potential buyers identified by representatives of Baird.
Following such authorization from the Board and beginning on December 28, 2020, representatives from Baird contacted the 39 potential buyers approved by the Board to determine whether they might be interested in pursuing a transaction that would be superior to the proposed merger.
On January 8, 2021, the Board held a special meeting with representatives from each of O’Melveny and Baird also attending. At the request of the Board, a representative from Baird provided an update on the “go-shop” process. The representative from Baird noted that out of the 39 potential buyers contacted, 33 had advised representatives of Baird that they were not interested in pursuing further discussions regarding a transaction. Of the remaining six potential buyers, two strategic parties had advised representatives of Baird that they were continuing to review publicly available information in order to determine if they wished to enter into a confidentiality agreement with Sportsman’s Warehouse and pursue further discussions, and the remaining four potential buyers had not yet advised representatives of Baird as to whether they were interested in pursuing further discussions regarding a transaction.
On January 13, 2021, a potential strategic buyer who had indicated interest in potentially pursuing a transaction (which we refer to as “Party A”) entered into a confidentiality agreement with Sportsman’s Warehouse that provided Sportsman’s Warehouse with substantially similar protections as the Great Outdoors Group confidentiality agreement, except that the confidentiality agreement with Party A did not contain a standstill obligation. Following execution of such confidentiality agreement, Party A was provided access to an electronic data room containing certain of the nonpublic information regarding Sportsman’s Warehouse that had been previously made available to Great Outdoors Group.

On January 20, 2021, Party A advised representatives of Baird that it had reviewed the information made available to it, and upon its own analysis and consideration, determined that it would not develop a bid for Sportsman’s Warehouse’s business which is superior to the proposed merger.
As of 11:59 p.m. New York City time on January 31, 2021 (the end of the go-shop period under the merger agreement), all 39 of the potential buyers who had been contacted by representatives of Baird had advised representatives of Baird that they were not interested in pursuing discussions regarding a transaction with Sportsman’s Warehouse that would be superior to the proposed merger. Aside from the 39 potential buyers contacted by representatives of Baird, no other potential buyers contacted Baird or Sportsman’s Warehouse during the go-shop period to express an interest in pursuing discussions regarding a transaction with Sportsman’s Warehouse that would be superior to the proposed merger.
Reasons for the Merger; Recommendation of the Board
The Board recommends that you vote “FOR” the merger proposal.
The Board held numerous meetings at which the business strategies, opportunities and challenges of Sportsman’s Warehouse were evaluated and potential strategic alternatives, including a sale of Sportsman’s Warehouse, were considered.
At a meeting held on December 21, 2020, after careful consideration, the Board unanimously (i) determined that the merger agreement and the transactions contemplated thereby are advisable and in the best interest of the Sportsman’s Warehouse’s stockholders, (ii) approved and declared advisable the merger agreement and the transactions contemplated thereby, (iii) directed that the merger agreement be submitted to Sportsman’s Warehouse’s stockholders to be adopted and approved, and (iv) resolved, subject to certain provisions of the merger agreement, to recommend the adoption and approval of the merger agreement by Sportsman’s Warehouse’s stockholders.
In evaluating and reaching its decision, the Board consulted with senior management and the representatives of each of O’Melveny and Baird at various times and considered a number of factors, including the following material factors (not in any relative order of importance) that the Board believes support its decision to approve the merger and adopt the merger agreement:
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historical information regarding (i) Sportsman’s Warehouse’s business, financial performance and results of operations, (ii) market prices, volatility and trading activity with respect to Sportsman’s Warehouse’s common stock, and (iii) market prices with respect to other industry participants and general market indices;

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current information regarding (i) Sportsman’s Warehouse’s business, prospects, financial condition, operations, technology, products, services, management, competitive position and strategic business goals and objectives, including the DCF Projections provided by management to the Board and to Baird, and (ii) general economic, industry and financial market conditions;

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the prospects and likelihood of realizing superior benefits through remaining an independent company, and the risks associated with remaining an independent company;

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the relative confidence of the Board in the ability of Sportsman’s Warehouse to achieve its projected financial performance;

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the anticipated reduction in revenue and profitability in fiscal year 2021 (as compared to the revenue and profitability levels in fiscal year 2020), which reflects a return closer to historical trends of the business of Sportsman’s Warehouse, as management believes Sportsman’s Warehouse’s performance in fiscal 2020 benefited from a significantly increased demand for the products it sells, due in part to the COVID-19 pandemic, social unrest and the presidential election;

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the fact that the consideration payable under the merger agreement is all cash, which provides certainty of value, while eliminating the effect of long-term business and execution risk to Sportsman’s Warehouse’s stockholders, compared to continuing to operate Sportsman’s Warehouse as an independent entity;

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the financial analysis prepared by Baird and the opinion delivered to the Board (in its capacity as such) by Baird on December 21, 2020, and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by Baird in preparing the opinion, as to the fairness, from a financial point of view, of the merger consideration to be received by the holders of our common stock (other than Great Outdoors Group and its affiliates or those holding excluded shares or dissenting shares) in the merger pursuant to the merger agreement to such holders, as more fully described below in the section titled “— Opinion of Robert W. Baird & Co. Incorporated” beginning on page 57;

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the timing of the merger and the risk that if Sportsman’s Warehouse does not accept Great Outdoors Group’s offer now, it may not have another opportunity to do so or to pursue an opportunity offering at least as much value to Sportsman’s Warehouse’s stockholders;

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that the number of potential acquirers (both strategic and financial) may be limited by the willingness of such potential acquirers to engage in certain of Sportsman’s Warehouse’s lines of business, including the sale of firearms and ammunition;

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that potential strategic acquirers may not have the ability or capacity at this time to acquire Sportsman’s Warehouse as a result of the strain that the COVID-19 pandemic has had on the retail industry generally;

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that potential financial acquirers and family office acquirers would have to incur significant indebtedness, and would potentially have to make significant equity investments, to acquire Sportsman’s Warehouse at a price that would be competitive to the price offered by Great Outdoors Group;

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Sportsman’s Warehouse’s right under the merger agreement during the go-shop period, which began on the date of the merger agreement and continued until January 31, 2021, to solicit, initiate, propose, or induce the making, submission or announcement of, or encourage, facilitate or assist any acquisition proposal from third parties, including by providing third parties with nonpublic information pursuant to acceptable confidentiality agreements, and to engage in or enter into, continue or otherwise participate in discussions and negotiations with any third party in connection with any acquisition proposal;

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Sportsman’s Warehouse’s ability to continue discussions after the end of the go-shop period until February 20, 2021 with any excluded party from which Sportsman’s Warehouse received during the go-shop period an acquisition proposal that the Board determines in good faith (with such determination to be made prior to the expiration of the go-shop period and after consultation with its outside legal counsel and financial advisor) constitutes or would be reasonably be expected to lead to a superior proposal, except for such acquisition proposals that are thereafter withdrawn or terminated or modified in any material respect such that such acquisition proposal would no longer constitute or reasonably be expected to lead to a superior proposal;

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the Board’s right, under certain circumstances, to make an adverse recommendation change;

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that a HSR notification form will be required to be filed with the Antitrust Division and the FTC and that, under the merger agreement, Great Outdoors Group is required to (i) use reasonable best efforts to take any and all action necessary to ensure that no governmental authority prohibits the consummation of the merger, except that Great Outdoors Group is not obligated to consent to any divestitures or other structural or conduct relief with respect to Great Outdoors Group’s or Sportsman’s Warehouse’s assets or business in order to obtain clearance from any such governmental authority and (ii) not take any action if such action would make it materially more likely that there would arise impediments under antitrust laws that may be asserted by a governmental authority to consummate the merger as soon as practicable;

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Sportsman’s Warehouse’s ability to obtain specific performance to require Great Outdoors Group and the Merger Sub to perform their respective obligations under the merger agreement;

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the fact that if Great Outdoors Group or Sportsman’s Warehouse terminates the merger agreement in connection with an order, decision or judgment that restrains the proposed merger in connection with any antitrust law or if antitrust clearance of the transaction is not obtained prior to the end date, then Great Outdoors Group may be required to pay Sportsman’s Warehouse a termination fee equal to $55,000,000;
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the fact that (i) Great Outdoors Group is representing to Sportsman’s Warehouse in the merger agreement that as of the date of the merger agreement and at all times until the effective time it has and will have sufficient funds to pay the merger consideration, and (ii) Great Outdoors Group’s obligation to complete the merger and pay the merger consideration is not conditioned on Great Outdoors Group obtaining financing;

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the fact that Great Outdoors Group has a track record of completing acquisition transactions without undue delay; and

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the availability of appraisal rights to Sportsman’s Warehouse stockholders in connection with the merger.

The Board also considered the following potentially negative factors in its deliberations concerning the merger agreement and the merger:
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the fact that Sportsman’s Warehouse did not conduct an auction process for a sale of Sportsman’s Warehouse or a limited pre-signing market check with respect to Sportsman’s Warehouse, which the Board determined to forgo for various reasons including (i) the potential that the negotiations with Great Outdoors Group would be negatively impacted by an auction process or a limited pre-signing market check if an alternative proposal from a third party was not received by Sportsman’s Warehouse, (ii) that Great Outdoors Group had informed Sportsman’s Warehouse, and JPMorgan had informed representatives of Baird, that Great Outdoors Group may not participate in an auction process if the Board determined to conduct such a process, and (iii) that an auction process or even a limited pre-signing market check increases the likelihood of leaks and rumors, which could damage Sportsman’s Warehouse’s business and cause Great Outdoors Group to determine not to continue to pursue an acquisition of Sportsman’s Warehouse;

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that, under certain circumstances, the merger agreement permits Sportsman’s Warehouse to terminate the merger agreement in order to enter into a definitive agreement to effect a superior proposal with any third party, subject to paying to Great Outdoors Group a termination fee equal to (i) $9,000,000 if the merger agreement is terminated prior to the expiration of the go-shop period or, with respect to a superior proposal made by an excluded party, prior to February 20, 2021 or (ii) $23,000,000 in such other circumstances when the merger agreement is terminated to enter into a definitive agreement to effect a superior proposal with a third party, which permits Sportsman’s Warehouse to have a post-signing market check, but the termination fee could also discourage the making of an acquisition proposal or adversely impact the price offered in such an acquisition proposal;

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that the merger agreement obligates Sportsman’s Warehouse to pay Great Outdoors Group a termination fee equal to $23,000,000 (i) if Great Outdoors Group terminates the merger agreement in connection with an adverse recommendation change by the Board or (ii) in certain other specified situations;

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the fact that Sportsman’s Warehouse will no longer exist as an independent public company and Sportsman’s Warehouse’s stockholders will forego any future increase in its value as an independent public company that might result from its possible growth;

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the possible negative effects of the merger and public announcement of the merger on Sportsman’s Warehouse’s financial performance, operating results and stock price and Sportsman’s Warehouse’s relationships with customers, suppliers, other business partners, management and employees;

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the fact that, from and after January 31, 2021 (or February 20, 2021, with respect to excluded parties), the merger agreement precludes Sportsman’s Warehouse from (i) soliciting, initiating, or knowingly encouraging or knowingly facilitating, any proposal or offer that constitutes, or would reasonably be expected to lead to, an acquisition proposal and (ii) engaging in, continuing or otherwise participating in any discussions or negotiations regarding, or furnishing to any other third party any information in connection with or for the purpose of knowingly encouraging or knowingly facilitating, any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, an acquisition proposal;

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that, after February 20, 2021, with respect to excluded parties, the merger agreement precludes Sportsman’s Warehouse from soliciting, initiating, or knowingly encouraging or knowingly facilitating, any proposal or offer that constitutes, or would reasonably be expected to lead to, an acquisition proposal, but Sportsman’s Warehouse can continue to (i) provide excluded parties with nonpublic information pursuant to acceptable confidentiality agreements and (ii) engage in or enter into, continue or otherwise participate in discussions and negotiations with any excluded party in connection with any acquisition proposal, in each case, until obtaining approval of the merger proposal from the stockholders of Sportsman’s Warehouse;

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the fact that the merger agreement imposes restrictions on the conduct of Sportsman’s Warehouse’s business in the pre-closing period, which may adversely affect Sportsman’s Warehouse’s business in the event the merger is not completed (including by delaying or preventing Sportsman’s Warehouse from pursuing business opportunities that may arise or precluding actions that would be advisable if Sportsman’s Warehouse were to remain an independent company);

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the risks involved with the merger and the likelihood that Sportsman’s Warehouse and Great Outdoors Group will be able to complete the merger, the possibility that the merger might not be consummated (including because of failure to obtain the required regulatory clearance) and Sportsman’s Warehouse’s prospects going forward in the event the merger agreement is terminated;

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the fact that the consideration to be received by Sportsman’s Warehouse’s stockholders in the merger will be taxable for U.S. federal income tax purposes;

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the substantial transaction expenses to be incurred in connection with the merger and the negative impact of such expenses on Sportsman’s Warehouse’s cash reserves and operating results should the merger not be completed; and

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all known interests of directors and executive officers of Sportsman’s Warehouse in the merger that may be different from, or in addition to, their interests as Sportsman’s Warehouse stockholders or the interests of Sportsman’s Warehouse’s other stockholders generally.

The foregoing discussion summarizes the material factors considered by the Board, but is not intended to be exhaustive. In light of the variety of factors considered in connection with its evaluation of the merger, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. Moreover, each member of the Board applied his or her own business judgment to the process and may have given different weight to different factors. The Board did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination and recommendation. The Board based its recommendation on the totality of the information presented, including its discussions with, and questioning of, Sportsman’s Warehouse’s executive management and its financial advisor and outside legal counsel. This explanation of the reasoning of the Board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 24.
Certain Company Forecasts
Although Sportsman’s Warehouse has publicly issued limited short-term guidance concerning certain aspects of its expected financial performance, it does not, as a matter of course, make public disclosure of detailed forecasts or projections of its expected financial performance for extended periods due to, among other things, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, in response to a due diligence request by Great Outdoors Group, representatives of Baird, at the direction of the Board and on behalf of Sportsman’s Warehouse, made available to Great Outdoors Group the Three Year Management Projections. In addition, as part of the “go-shop” process, representatives of Baird, at the direction of the Board and on behalf of Sportsman’s Warehouse, made the Three Year Management Projections available to Party A, which had expressed interest in a potential acquisition of Sportsman’s Warehouse and entered into a confidentiality agreement with Sportsman’s Warehouse.
Moreover, in order to prepare a set of projections that Baird could use for its analysis, management supplemented the Three Year Management Projections to include its projections of Sportsman’s Warehouse’s future financial performance for fiscal years 2024 and 2025 and to make the following adjustments: (i) normalizing Sportsman’s Warehouse’s financial results for the twelve months ended October 31, 2020 in order to address the unique business levels experienced during such period due to the COVID-19 pandemic, social unrest, the presidential election, and certain other national events in the United States; (ii) revising its calculations of Adjusted EBITDA to exclude certain pre-opening and stock compensation expenses; and (iii) providing its projection of Sportsman’s Warehouse’s unlevered free cash flow for fiscal years 2020 through 2025 (calculated by starting with Adjusted EBIT, applying the projected statutory tax rate, adding back depreciation and amortization, subtracting capital expenditures and making adjustments for changes in working capital), which adjusted projections are referred to as the DCF Projections.
A summary of the Three Year Management Projections is being included in this proxy statement because such projections were made available to the Board, Baird, Great Outdoors Group and Party A. A summary of the DCF Projections is being included in this proxy statement because such projections were made available to the Board and Baird, and management instructed representatives of Baird to use the DCF Projections for Baird’s analysis, which is described in the section entitled “— Opinion of Robert W. Baird & Co. Incorporated” beginning on page 57. We refer to the Three Year Management Projections and the DCF Projections collectively as the “Management Projections.” This information is not intended to influence your decision whether to vote for or against the merger proposal. The inclusion of this information should not be regarded as an indication that the Board, its advisors or any other person considered, or now considers, the Management Projections to be material or to be a reliable prediction of actual future results, and the Management Projections should not be relied upon as such. The Management Projections are subjective in many respects. There can be no assurance that the Management Projections will be realized or that actual results will not be significantly higher or lower than reflected in the Management Projections. The Management Projections cover multiple years and such information by its nature becomes subject to greater uncertainty with each successive year. As a result, the inclusion of the Management Projections in this proxy statement should not be relied on as necessarily predictive of actual future events.
The Management Projections were prepared on a stand-alone basis and do not take into account any of the transactions contemplated by the merger agreement, including the merger and associated expenses, or Sportsman’s Warehouse’s compliance with its covenants under the merger agreement. For these reasons and for the reasons described above, actual results likely will differ, and may differ materially, from those contained in the Management Projections.
The Management Projections were prepared by, and are the responsibility of, management for internal use and use by Baird (with the exception of the Three Year Management Projections, which were also made available to Great Outdoors Group and Party A as described above). The Management Projections were (i) used by Baird in its financial analyses undertaken in connection with rendering its opinion to the Board, (ii) not prepared for purposes of public disclosure, and (iii) not prepared on a basis designed to comply with published guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial data, published guidelines of the SEC (including those regarding forward-looking statements and the use of financial measures not recognized by generally accepted accounting principles in the United States (which we refer to as “GAAP”)) or GAAP. Neither Grant Thornton LLP, Sportsman’s Warehouse’s independent registered public accounting firm, nor KPMG LLP, Sportsman’s Warehouse’s previous independent registered public accounting firm, has audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the Management Projections and, accordingly, neither Grant Thornton LLP nor KPMG LLP expresses an opinion or any other form of assurance with respect thereto. The KPMG LLP report incorporated by reference in this proxy statement relates to Sportsman’s Warehouse’s previously issued financial statements. It does not extend to the Management Projections and should not be read to do so. In addition, as described in further detail below, the Management Projections include certain financial measures that are not recognized by GAAP (which we refer to as “non-GAAP financial measures”). Non-GAAP financial measures are not prepared in accordance with GAAP and should be considered as a supplement to, and not a substitute for, or as superior to, the corresponding measures calculated in accordance with GAAP.
Although the Management Projections summarized below are presented with numerical specificity, they are estimates of future performance and not historical facts. The Management Projections were based on numerous variables and assumptions that were deemed to be reasonable as of the respective dates when such projections were finalized. Realization of such assumptions is inherently uncertain and may be beyond the control of Sportsman’s Warehouse. Important factors that may affect actual results and cause the Management Projections not to be achieved include, but are not limited to, risks and uncertainties relating to Sportsman’s Warehouse’s business (including, without limitation, risks relating to the proposed merger; competition; customer, supplier and other business partner risks; economic and market conditions; and changes in consumer demands; and other factors described or referenced under “Cautionary Statement Regarding Forward — Looking Statements” beginning on page 24). In the view of management, the Management Projections had been reasonably prepared on a basis reflecting the best estimates then available and judgments of management of the future financial performance of Sportsman’s Warehouse and other matters covered thereby. In addition, the assumptions underlying the Management Projections are subject to change and have not been revised since their preparation to reflect any changes in Sportsman’s Warehouse’s business, industry performance, the legal or regulatory environment, general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated as the Management Projections were prepared. Neither Sportsman’s Warehouse nor Great Outdoors Group undertakes any obligation, except as required by law, to update or otherwise revise the Management Projections to reflect circumstances existing since their preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error or to not be appropriate, or to reflect changes in Sportsman’s Warehouse’s business, industry performance, the legal or regulatory environment, or general business or economic conditions. There can be no assurance that the Management Projections will be realized or that Sportsman’s Warehouse’s future financial results will not materially vary from the Management Projections.
Three Year Management Projections
The following is a summary of the Three Year Management Projections prepared by management and provided to the Board, Baird, Great Outdoors Group, and Party A.
	Fiscal Year
(in millions, except per share amounts and percentages)(1)	2020E	2021P	2022P	2023P
Revenue	$1,390.0	$1,215.0	$1,315.0	$1,415.0
% Growth	56.8%	(12.6)%	8.2%	7.6%
Gross Profit	$449.9	$411.2	$445.6	$481.7
% of Revenue	32.4%	33.8%	33.9%	34.0%
Selling, general and administrative expense	$340.0	$348.7	$376.1	$402.6
% of Revenue	24.5%	28.7%	28.6%	28.5%
EBIT	$109.9	$62.5	$69.6	$79.1
% of Revenue	7.9%	5.1%	5.3%	5.6%
Depreciation and Amortization	$22.2	$23.2	$26.1	$27.9
EBITDA	$132.1	$85.7	$95.7	$107.0
% of Revenue	9.5%	7.0%	7.3%	7.6%
Pre-opening Expenses	$1.8	$3.0	$3.3	$3.3
Stock-based Compensation Expense	$3.5	$3.3	$3.3	$3.3
Management Adjustments	$8.1	—	—	—
Adjusted EBITDA	$144.7	$92.0	$102.3	$113.6
% of Revenue	10.4%	7.6%	7.8%	8.0%
Income Tax Provision	$27.7	$16.5	$18.3	$21.0
Interest Expense	$3.6	$1.5	$1.8	$1.2
Other Expense / (Income)	$(4.0)	—	—	—
Net Income	$82.5	$44.5	$49.5	$56.9
EPS	$1.90	$1.01	$1.11	$1.26

	Fiscal Year
(in millions, except per share amounts and percentages)(1)	2020E	2021P	2022P	2023P
Adjusted Net Income	$84.5	$44.5	$49.5	$56.9
Adjusted EPS	$1.90	$1.00	$1.10	$1.25
Weighted Average Shares Outstanding — Basic	43.5	44.0	44.5	45.0
Adjusted Weighted Average Shares Outstanding(2)	44.3	44.5	45.0	45.5

(1)
The Three Year Management Projections include non-GAAP financial measures. For information about these non-GAAP financial measures, please see the information in the section entitled “—Reconciliation of Non-GAAP Financial Measures” beginning on page 52.

(2)
Adjusted Weighted Average Shares Outstanding was calculated by starting with basic weighted average shares outstanding and adding the projected dilutive effect of the shares of our common stock underlying outstanding equity awards that have not vested.

DCF Projections
The following is a summary of the DCF Projections prepared by management and provided to the Board and to the representatives from Baird for Baird to use in its analysis, which is described in the section entitled “— Opinion of Robert W. Baird & Co. Incorporated” beginning on page 57.
	Fiscal Year
(in millions, except per share amounts and percentages)(1)	Normalized LTM ended 10/31/2020(2)	2020E	2021P	2022P	2023P	2024P	2025P
Revenue	$1,054.2	$1,390.0	$1,215.0	$1,315.0	$1,415.0	$1,530.0	$1,655.0
% Growth	21.0%	56.8%	(12.6)%	8.2%	7.6%	8.1%	8.2%
Gross Profit		$449.9	$411.2	$445.6	$481.7	$522.3	$566.7
% of Revenue		32.4%	33.8%	33.9%	34.0%	34.1%	34.2%
Selling, general and administrative expense		$340.0	$348.7	$376.1	$402.6	$434.2	$468.4
% of Revenue		24.5%	28.7%	28.6%	28.5%	28.4%	28.3%
EBIT		$109.9	$62.5	$69.6	$79.1	$88.1	$98.3
% of Revenue		7.9%	5.1%	5.3%	5.6%	5.8%	5.9%
Depreciation and Amortization		$22.2	$23.2	$26.1	$27.9	$29.7	$31.5
EBITDA		$132.1	$85.7	$95.7	$107.0	$117.8	$129.8
% of Revenue		9.5%	7.0%	7.3%	7.6%	7.7%	7.8%
Management Adjustments		$7.3	—	—	—	—	—
Adjusted EBITDA	$74.3	$139.4	$85.7	$95.7	$107.0	$117.8	$129.8
% of Revenue	7.0%	10.0%	7.0%	7.3%	7.6%	7.7%	7.8%
Income Tax Provision		$27.6	$16.3	$18.1	$20.8	$23.4	$26.2
Interest Expense		$3.6	$1.5	$1.8	$1.2	$0.4	—
Other Expense / (Income)		$(4.0)	—	—	—	—	—
Net Income		$82.6	$44.7	$49.7	$57.1	$64.3	$72.1
EPS		$1.90	$1.01	$1.12	$1.27	$1.41	$1.57
Adjusted Net Income	$38.7	$84.5	$44.7	$49.7	$57.1	$64.3	$72.1

	Fiscal Year
(in millions, except per share amounts and percentages)(1)	Normalized LTM ended 10/31/2020(2)	2020E	2021P	2022P	2023P	2024P	2025P
Adjusted EPS		$1.90	$1.00	$1.10	$1.26	$1.40	$1.55
Weighted Average Shares Outstanding – Basic		43.5	44.0	44.5	45.0	45.5	46.0
Adjusted Weighted Average Shares Outstanding(3)		44.3	44.5	45.0	45.5	46.0	46.5

(1)
The DCF Projections include non-GAAP financial measures. For information about these non-GAAP financial measures, please see the information in the section entitled “— Reconciliation of Non-GAAP Financial Measures” beginning on page 52.

(2)
Normalized adjusted EBITDA and adjusted Net Income for the last twelve months (“LTM”) ended October 31, 2020 were calculated using an average of revenues for LTM ended October 31, 2019 and projected revenues for the LTM ending October 31, 2021, and then applying the EBITDA and Net Income margins used in the DCF Projections for fiscal year 2021.

(3)
Adjusted Weighted Average Shares Outstanding was calculated by starting with basic weighted average shares outstanding and adding the projected dilutive effect of the shares of our common stock underlying outstanding equity awards that have not vested.

	Fiscal Year
(in millions, except percentages)	Q4 2020E(1)	2021P	2022P	2023P	2024P	2025P
EBIT	$26.5	$62.5	$69.6	$79.1	$88.1	$98.3
Tax Rate(2)	26.7%	26.7%	26.7%	26.7%	26.7%	26.7%
Tax-affected EBIT	$19.4	$45.8	$51.0	$58.0	$64.6	$72.1
Depreciation and Amortization	$5.4	$23.2	$26.1	$27.9	$29.7	$31.5
Decrease / (Increase) in Working Capital(3)	$(11.3)	$(77.5)	$(4.3)	$(2.8)	$(4.8)	$(5.4)
Capital Expenditures(4)	$(0.6)	$(46.8)	$(44.4)	$(43.8)	$(47.4)	$(47.9)
Unlevered Free Cash Flow	$12.9	$(55.3)	$28.4	$39.3	$42.1	$50.2

(1)
Projections of EBIT, depreciation and amortization, and capital expenditures set forth above for the fourth quarter of fiscal year 2020 were calculated by starting with management’s projections of such financial measures for fiscal year 2020 and deducting from each such financial measure the corresponding measure with respect to the actual financial results achieved by Sportsman’s Warehouse for the first three fiscal quarters of fiscal year 2020. In addition, the projection of the increase in the net working capital of Sportsman’s Warehouse for the fourth quarter of fiscal year 2020 was calculated by deducting the actual change in the net working capital of Sportsman’s Warehouse through the third quarter of fiscal year 2020 from the amount of change projected by management for all of fiscal year 2020.

(2)
Management assumed a tax rate of 26.7% for each period covered by these projections based on its expectation of the statutory tax rate applicable to Sportsman’s Warehouse for its fiscal year 2020, excluding the impact of any credits, deductions or other adjustments.

(3)
Management projected the amount of decrease or increase in Sportsman’s Warehouse’s working capital for each period covered by these projections based on the changes in net working capital management anticipates for such period in order to support the activity contemplated by the overall DCF Projections.

(4)
Management projected the amount of capital expenditures by Sportsman’s Warehouse for each period covered by these projections based on the amount of capital expenditures management anticipated for each such period in order to support the activity contemplated by the overall DCF Projections.

Reconciliation of Non-GAAP Financial Measures
Certain of the financial measures set forth in the Management Projections summarized above are non-GAAP financial measures, including EBIT, EBITDA, Adjusted EBITDA, Adjusted Net Income, and Adjusted EPS.
•
“EBIT” is a non-GAAP financial measure known as earnings before interest and taxes, calculated by starting with net income, adding back interest expenses and income tax expenses, and then deducting the excess of fair value over the purchase price of tangible assets acquired in connection with the Field & Stream store locations acquired during fiscal year 2020.

•
“EBITDA” is a non-GAAP financial measure known as earnings before interest, taxes, depreciation and amortization, calculated by starting with EBIT and adding back depreciation and amortization (without adding back any duplicative amounts, such as amortization of acquired intangibles).

•
“Adjusted EBITDA” is a non-GAAP financial measure calculated in the DCF Projections by starting with EBITDA and adding back (i) certain expenses incurred relating to the acquisition of Field & Stream store locations, (ii) expenses incurred relating to bonuses and increased wages paid to front-line and non-executive back office associates due to the COVID-19 pandemic, (iii) costs and impairments recorded relating to the closure of one store during the first quarter of fiscal year 2020, and (iv) accruals relating to pending labor litigation in the State of California. With respect to the Three Year Management Projections, Adjusted EBITDA was calculated by starting with EBITDA, adding back each of the items listed in clauses (i) through (iv) above, and then further adding back (x) non-cash expenses related to equity instruments granted to employees under our 2019 Performance Incentive Plan and employee stock purchase plan, and (y) pre-opening expenses, including expenses incurred in the preparation and opening of a new store location, such as payroll, travel and supplies, but not including the cost of the initial inventory or capital expenditures required to open a location.

•
“Adjusted Net Income” is a non-GAAP financial measure calculated by starting with net income, adding back (i) certain expenses incurred relating to the acquisition of Field & Stream store locations, (ii) expenses incurred relating to bonuses and increased wages paid to front-line and non-executive back office associates due to the COVID-19 pandemic, (iii) costs and impairments recorded relating to the closure of one store during the first quarter of fiscal year 2020, and (iv) accruals relating to pending labor litigation in the State of California, and then deducting (x) the excess of fair value over the purchase price of tangible assets acquired in connection with the Field & Stream store locations acquired during fiscal year 2020 and (y) any tax benefit of the adjustments. For the projections for fiscal years 2021 through 2025, no items were added back to or deducted from net income to calculate adjusted net income. As a result, net income and adjusted net income are the same amount for those periods.

•
“Adjusted EPS” or Adjusted Earnings Per Share is a non-GAAP financial measure calculated by dividing (i) Adjusted Net Income by (ii) Adjusted Weighted Average Shares Outstanding. Adjusted Weighted Average Shares Outstanding is calculated by starting with basic weighted average shares outstanding and adding the dilutive effect of shares of our common stock underlying outstanding equity awards that have not vested.

We have reconciled certain of these non-GAAP financial measures used in each of the Management Projections with the most directly comparable GAAP financial measures below. Management believes that the non-GAAP financial measures not only provide it with comparable financial data for internal financial analysis but also provide meaningful supplemental information to investors. Specifically, the non-GAAP financial measures allow investors to better understand the performance of Sportsman’s Warehouse’s business and facilitate a more meaningful comparison of its earnings per share and actual results on a period-over-period basis. However, other companies in Sportsman’s Warehouse’s industries may calculate these items differently than Sportsman’s Warehouse does. In addition, each of these non-GAAP financial measures is not a measure of performance under GAAP and should not be considered as a substitute for the most directly comparable financial measures prepared in accordance with GAAP. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of Sportsman’s Warehouse’s results or projections as reported under GAAP. These limitations include the failure to reflect our cash expenditures or future requirements for capital expenditures or contractual commitments. In evaluating these non-GAAP financial measures, you should be aware that, in the future, we will incur expenses that are the same as or similar to some of the adjustments reflected in their presentation, such as income tax expense (benefit), interest expense, depreciation and amortization and pre-opening expenses. Our presentation of non-GAAP financial measures should not be construed to imply that Sportsman’s Warehouse’s future results will be unaffected by any such adjustments. Management compensates for these limitations by relying on financial measures of Sportsman’s Warehouse’s results prepared in accordance with GAAP, in addition to using the non-GAAP financial measures to supplement its analysis.
Three Year Management Projections
Reconciliation of Net Income to Adjusted Net Income:
	Fiscal Year
(in millions)(1)	2020E	2021P	2022P	2023P
Net Income	$82.5	$44.5	$49.5	$56.9
Plus Acquisition Costs(2)	0.4	—	—	—
Plus Hazard Pay(3)	4.6	—	—	—
Plus Store Closing Write-Off(4)	1.0	—	—	—
Plus Legal Accrual(5)	2.0	—	—	—
Less Gain on Bargain Purchase(6)	(4.0)	—	—	—
Less Tax Benefit	(2.1)	—	—	—
Adjusted Net Income	$84.5	$44.5	$49.5	$56.9

(1)
The net income and Adjusted Net Income measures set forth in this table are used as the numerator for calculating the earnings per share and the Adjusted Earnings Per Share, respectively, set forth in the Three Year Management Projections.

(2)
Expenses incurred relating to the acquisition of Field & Stream store locations.

(3)
Expense incurred relating to bonuses and increased wages paid to front-line and non-executive back office associates due to COVID-19 pandemic.

(4)
Costs and impairments recorded relating to the closure of one store during the first quarter of fiscal year 2020.

(5)
Accruals relating to pending labor litigation in the State of California.

(6)
Excess of fair value over the purchase price of tangible assets acquired in connection with the Field & Stream store locations acquired during fiscal year 2020.

Reconciliation of Weighted Average Shares Outstanding — Basic to Adjusted Weighted Average Shares Outstanding:
	Fiscal Year
(in millions)(1)	2020E	2021P	2022P	2023P
Weighted Average Shares Outstanding – Basic	43.5	44.0	44.5	45.0
Plus Dilutive Effect of Unvested Shares	0.8	0.5	0.5	0.5
Adjusted Weighted Average Shares Outstanding	44.3	44.5	45.0	45.5

(1)
The weighted average shares outstanding — basic and Adjusted Weighted Average Shares Outstanding measures set forth in this table are used as the denominator for calculating the earnings per share and the Adjusted Earnings Per Share, respectively, set forth in the Three Year Management Projections.

Reconciliation of Earnings Per Share to Adjusted Earnings Per Share:
	Fiscal Year
	2020E	2021P	2022P	2023P
EPS	$1.90	$1.01	$1.11	$1.26
Less Impact of Adjustments to Numerator and Denominator	—	(0.01)	(0.01)	(0.01)
Adjusted EPS	$1.90	$1.00	$1.10	$1.25
Reconciliation of Net Income to EBIT:
	Fiscal Year
(in millions)	2020E	2021P	2022P	2023P
Net Income	$82.5	$44.5	$49.5	$56.9
Plus Interest Expense	3.6	1.5	1.8	1.2
Plus Income Tax Expense	27.7	16.5	18.3	21.0
Less Gain on Bargain Purchase(1)	(4.0)	—	—	—
EBIT	$109.9	$62.5	$69.6	$79.1

(1)
Excess of fair value over the purchase price of tangible assets acquired in connection with the Field & Stream store locations acquired during fiscal year 2020.

Reconciliation of Net Income to EBITDA:
	Fiscal Year
(in millions)	2020E	2021P	2022P	2023P
Net Income	$82.5	$44.5	$49.5	$56.9
Plus Interest Expense	3.6	1.5	1.8	1.2
Plus Income Tax Expense	27.7	16.5	18.3	21.0
Plus Depreciation and Amortization	22.2	23.2	26.1	27.9
Less Gain on Bargain Purchase(1)	(4.0)	—	—	—
EBITDA	$132.1	$85.7	$95.7	$107.0

(1)
Excess of fair value over the purchase price of tangible assets acquired in connection with the Field & Stream store locations acquired during fiscal year 2020.

Reconciliation of Net Income to Adjusted EBITDA:
	Fiscal Year
(in millions)	2020E	2021P	2022P	2023P
Net Income	$82.5	$44.5	$49.5	$56.9
Plus Interest Expense	3.6	1.5	1.8	1.2
Plus Income Tax Expense	27.7	16.5	18.3	21.0
Plus Depreciation and Amortization(1)	21.4	23.2	26.1	27.9
Plus Stock-based Compensation Expense(2)	3.5	3.3	3.3	3.3
Plus Pre-Opening Expenses(3)	1.8	3.0	3.3	3.3
Plus Acquisition Costs(4)	0.4	—	—	—
Plus Hazard Pay(5)	4.6	—	—	—
Plus Store Closing Write-Off(6)	1.0	—	—	—

	Fiscal Year
(in millions)	2020E	2021P	2022P	2023P
Plus Legal Accrual(7)	2.1	—	—	—
Less Gain on Bargain Purchase(8)	(4.0)	—	—	—
Adjusted EBITDA	$144.7	$92.0	$102.3	$113.6

(1)
The projected depreciation and amortization amount for fiscal year 2020 in the reconciliations of net income to EBIT and EBITDA set forth above included approximately $0.8 million of depreciation and amortization attributable to the to the closure of one store during the first quarter of fiscal year 2020. In this reconciliation, such amount has been attributed to the Store Closing Write-Off financial measure for fiscal year 2020 and has been deducted from depreciation and amortization for fiscal year 2020 in order to avoid duplication.

(2)
Stock-based compensation expense represents non-cash expenses related to equity instruments granted to employees under our 2019 Performance Incentive Plan and employee stock purchase plan.

(3)
Pre-opening expenses include expenses incurred in the preparation and opening of a new store location, such as payroll, travel and supplies, but do not include the cost of the initial inventory or capital expenditures required to open a location.

(4)
Expenses incurred relating to the acquisition of Field & Stream store locations.

(5)
Expense incurred relating to bonuses and increased wages paid to front-line and non-executive back office associates due to COVID-19 pandemic.

(6)
Costs and impairments recorded relating to the closure of one store during the first quarter of fiscal year 2020.

(7)
Accruals relating to pending labor litigation in the State of California.

(8)
Excess of fair value over the purchase price of tangible assets acquired in connection with the Field & Stream store locations acquired during fiscal year 2020.

DCF Projections
Reconciliation of Net Income to Adjusted Net Income:
	Fiscal Year
(in millions)(1)	2020E	2021P	2022P	2023P	2024P	2025P
Net Income	$82.6	$44.7	$49.7	$57.1	$64.3	$72.1
Plus Acquisition Costs(2)	0.4	—	—	—	—	—
Plus Hazard Pay(3)	4.6	—	—	—	—	—
Plus Store Closing Write-Off(4)	1.0	—	—	—	—	—
Plus Legal Accrual(5)	2.0	—	—	—	—	—
Less Gain on Bargain Purchase(6)	(4.0)	—	—	—	—	—
Less Tax Benefit	(2.1)	—	—	—	—	—
Adjusted Net Income	$84.5	$44.7	$49.7	$57.1	$64.3	$72.1

(1)
The net income and Adjusted Net Income measures set forth in this table are used as the numerator for calculating the earnings per share and the Adjusted Earnings Per Share, respectively, set forth in the DCF Projections.

(2)
Expenses incurred relating to the acquisition of Field & Stream store locations.

(3)
Expense incurred relating to bonuses and increased wages paid to front-line and non-executive back office associates due to COVID-19 pandemic.

(4)
Costs and impairments recorded relating to the closure of one store during the first quarter of fiscal year 2020.

(5)
Accruals relating to pending labor litigation in the State of California.

(6)
Excess of fair value over the purchase price of tangible assets acquired in connection with the Field & Stream store locations acquired during fiscal year 2020.

Reconciliation of Weighted Average Shares Outstanding — Basic to Adjusted Weighted Average Shares Outstanding:
	Fiscal Year
(in millions)(1)	2020E	2021P	2022P	2023P	2024P	2025P
Weighted Average Shares Outstanding – Basic	43.5	44.0	44.5	45.0	45.5	46.0
Plus Dilutive Effect of Unvested Shares	0.8	0.5	0.5	0.5	0.5	0.5
Adjusted Weighted Average Shares Outstanding	44.3	44.5	45.0	45.5	46.0	46.5

(1)
The weighted average shares outstanding — basic and Adjusted Weighted Average Shares Outstanding measures set forth in this table are used as the denominator for calculating the earnings per share and the Adjusted Earnings Per Share, respectively, set forth in the DCF Projections.

Reconciliation of Earnings Per Share to Adjusted Earnings Per Share:
	Fiscal Year
	2020E	2021P	2022P	2023P	2024P	2025P
EPS	$1.90	$1.01	$1.12	$1.27	$1.41	$1.57
Less Impact of Adjustments to Numerator and Denominator	0.00	(0.01)	(0.02)	(0.01)	(0.01)	(0.02)
Adjusted EPS	$1.90	$1.00	$1.10	$1.26	$1.40	$1.55
Reconciliation of Net Income to EBIT:
	Fiscal Year
(in millions)	2020E	2021P	2022P	2023P	2024P	2025P
Net Income	$82.6	$44.7	$49.7	$57.1	$64.3	$72.1
Plus Interest Expense	3.6	1.5	1.8	1.2	0.4	—
Plus Income Tax Expense	27.6	16.3	18.1	20.8	23.4	26.2
Less Gain on Bargain Purchase(1)	(4.0)	—	—	—	—	—
EBIT	$109.9	$62.5	$69.6	$79.1	$88.1	$98.3

(1)
Excess of fair value over the purchase price of tangible assets acquired in connection with the Field & Stream store locations acquired during fiscal year 2020.

Reconciliation of Net Income to EBITDA:
	Fiscal Year
(in millions)	2020E	2021P	2022P	2023P	2024P	2025P
Net Income	$82.6	$44.7	$49.7	$57.1	$64.3	$72.1
Plus Interest Expense	3.6	1.5	1.8	1.2	0.4	—
Plus Income Tax Expense	27.6	16.3	18.1	20.8	23.4	26.2
Plus Depreciation and Amortization	22.2	23.2	26.1	27.9	29.7	31.5
Less Gain on Bargain Purchase(1)	(4.0)	—	—	—	—	—
EBITDA	$132.1	$85.7	$95.7	$107.0	$117.8	$129.8

(1)
Excess of fair value over the purchase price of tangible assets acquired in connection with the Field & Stream store locations acquired during fiscal year 2020.

Reconciliation of Net Income to Adjusted EBITDA:
	Fiscal Year
(in millions)	2020E	2021P	2022P	2023P	2024P	2025P
Net Income	$82.6	$44.7	$49.7	$57.1	$64.3	$72.1
Plus Interest Expense	3.6	1.5	1.8	1.2	0.4	—
Plus Income Tax Expense	27.6	16.3	18.1	20.8	23.4	26.2
Plus Depreciation and Amortization(1)	21.4	23.2	26.1	27.9	29.7	31.5
Plus Acquisition Costs(2)	0.4	—	—	—	—	—
Plus Hazard Pay(3)	4.6	—	—	—	—	—
Plus Store Closing Write-Off(4)	1.0	—	—	—	—	—
Plus Legal Accrual(5)	2.1	—	—	—	—	—
Less Gain on Bargain Purchase(6)	(4.0)	—	—	—	—	—
Adjusted EBITDA	$139.4	$85.7	$95.7	$107.0	$117.8	$129.8

(1)
The projected depreciation and amortization amount for fiscal year 2020 in the reconciliations of net income to EBIT and EBITDA set forth above included approximately $0.8 million of depreciation and amortization attributable to the closure of one store during the first quarter of fiscal year 2020. In this reconciliation, such amount has been attributed to the Store Closing Write-Off line item for fiscal year 2020 and has been deducted from depreciation and amortization for fiscal year 2020 in order to avoid duplication.

(2)
Expenses incurred relating to the acquisition of Field & Stream store locations.

(3)
Expense incurred relating to bonuses and increased wages paid to front-line and non-executive back office associates due to COVID-19 pandemic.

(4)
Costs and impairments recorded relating to the closure of one store during the first quarter of fiscal year 2020.

(5)
Accruals relating to pending labor litigation in the State of California.

(6)
Excess of fair value over the purchase price of tangible assets acquired in connection with the Field & Stream store locations acquired during fiscal year 2020.

Opinion of Robert W. Baird & Co. Incorporated
The Board retained Baird in connection with the merger and to render an opinion as to the fairness, from a financial point of view, to the holders of our common stock (other than Great Outdoors Group and its affiliates or those holding excluded shares or dissenting shares) of the merger consideration to be received by such stockholders in the merger.
On December 21, 2020, Baird delivered its oral opinion (which opinion was subsequently confirmed in writing as of the same date) as to whether, as of the date of such opinion and based upon and subject to the assumptions, procedures, matters, qualifications and limitations set forth therein, Baird was of the opinion that, as of such date, the merger consideration to be received by the holders of our common stock (other than Great Outdoors Group and its affiliates, or those holding excluded shares or dissenting shares) was fair, from a financial point of view, to such stockholders.
The full text of Baird’s written opinion, dated December 21, 2020, which sets forth the assumptions made, general procedures followed, matters considered and qualifications and limitations on the review undertaken by Baird in rendering its opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. Baird’s opinion is directed only to the fairness, as of the date of the opinion and from a financial point of view, to the holders of our common stock (other than Great Outdoors Group and its affiliates, or those holding excluded shares or dissenting shares) of the merger consideration and does not constitute a recommendation to any stockholder as to how such stockholder should vote with respect to the merger. The summary of Baird’s opinion set forth below is qualified in its entirety by reference to the full text of such opinion attached as Annex B to this proxy statement. Our stockholders are urged to read the opinion carefully in its entirety.
In conducting its financial analyses and in arriving at its opinion, Baird reviewed such information and took into account such financial and economic factors, investment banking procedures and considerations as Baird deemed relevant under the circumstances. In that connection, and subject to the various assumptions, qualifications and limitations set forth in its opinion, Baird, among other things: (i) reviewed certain internal information, primarily financial in nature, including (a) the DCF Projections furnished to Baird, and prepared and certified, by management for purposes of its analysis, and (b) financial statements of Sportsman’s Warehouse for the fiscal years ended January 31, 2018 through 2020 and interim financial statements of Sportsman’s Warehouse for the period ended October 31, 2020, which management prepared and identified as being the most current financial statements available; (ii) reviewed certain publicly available information, including, but not limited to, our recent filings with the SEC; (iii) reviewed the principal financial terms of the draft of the merger agreement sent to Baird on December 19, 2020 in the form then-expected to be presented to the Board as they related to Baird’s analysis; (iv) compared the financial position and operating results of Sportsman’s Warehouse with those of certain other publicly traded companies Baird deemed relevant; (v) compared the historical market prices, trading activity and market trading multiples of our common stock with those of certain other publicly traded companies Baird deemed relevant; (vi) compared the proposed merger consideration with the reported implied enterprise values of certain other transactions Baird deemed relevant; and (vii) reviewed the certificate from Sportsman’s Warehouse regarding information, financial statements and projections addressed to Baird. Baird held discussions with members of the senior management of Sportsman’s Warehouse concerning our historical and current financial condition and operating results, as well as the future prospects of Sportsman’s Warehouse. Baird was not requested to, and Baird did not, solicit third party indications of interest in acquiring all or any part of Sportsman’s Warehouse prior to rendering its opinion. Baird also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which it deemed relevant for the preparation of its opinion.
In arriving at its opinion, Baird assumed and relied upon, without independent verification, the accuracy and completeness of all of the financial and other information that was publicly available or provided to Baird by or on behalf of Sportsman’s Warehouse. Baird did not independently verify any publicly available information or information supplied to it by Sportsman’s Warehouse or Great Outdoors Group. Baird was not engaged to independently verify, did not assume any responsibility to verify, assumed no liability for, and expressed no opinion on, any such information, and Baird assumed and relied upon, without independent verification, that Sportsman’s Warehouse was not aware of any information that might be material to its opinion that had not been provided to it. Baird assumed and relied upon, without independent verification, that: (i) all material assets and liabilities (contingent or otherwise, known or unknown) of Sportsman’s Warehouse are as set forth in the most recent financial statements of Sportsman’s Warehouse provided to it, and there was no information or facts that would make any of the information reviewed by Baird incomplete or misleading; (ii) the financial statements of Sportsman’s Warehouse provided to Baird present fairly the results of operations, cash flows and financial condition of Sportsman’s Warehouse for the periods, and as of the dates, indicated and were prepared in conformity with U.S. generally accepted accounting principles consistently applied; (iii) the DCF Projections for Sportsman’s Warehouse were reasonably prepared on bases reflecting the best available estimates and good faith judgments of the senior management of Sportsman’s Warehouse as to the future performance of Sportsman’s Warehouse, and Baird relied, without independent verification, upon such DCF Projections in the preparation of its opinion, although Baird expressed no opinion with respect to the DCF Projections or any judgments, estimates, assumptions or basis on which they were based, and Baird assumed, without independent verification, that the DCF Projections used in its analysis would be realized in the amounts and on the time schedule contemplated; (iv) in all respects material to its analysis, the merger would be consummated in accordance with the terms and conditions of the merger agreement without any amendment or modification thereto and without waiver by any party of any of the conditions to their respective obligations thereunder; (v) in all respects material to its analysis, the representations and warranties contained in the merger agreement were true and correct and that each party would perform all of the covenants and agreements required to be performed by it under the merger agreement; and (vi) all corporate, governmental, regulatory or other consents and approvals (contractual or otherwise) required to consummate the merger had been, or would be, obtained without the need for any material changes to the merger consideration or other material financial terms or conditions of the merger or that would otherwise materially affect Sportsman’s Warehouse or Baird’s analysis. Baird did not consider any strategic, operating or cost benefits and/or synergies that might result from the merger in its analysis. Baird relied upon and assumed, without independent verification, that the final form of any draft documents referred to above would not differ in any material respect from such draft documents. Baird relied, without independent verification, as to all legal, regulatory, accounting, insurance and tax matters regarding the merger on the advice of Sportsman’s Warehouse and its professional advisors, and Baird assumed that all such advice was correct, and Baird did not express an opinion on such matters as they related to the merger. In conducting its review, Baird did not undertake or obtain an independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise, known or unknown) or solvency of Sportsman’s Warehouse or Great Outdoors Group, nor did Baird make a physical inspection of the properties or facilities of Sportsman’s Warehouse or Great Outdoors Group. In each case above, Baird made the assumptions and took the actions or inactions described above with our knowledge and consent.
Baird’s opinion necessarily was based upon economic, monetary and market conditions as they existed and could be evaluated on the date of its opinion, and its opinion did not predict or take into account any changes which may have occurred, or information which may have become available, after the date of its opinion. Baird is under no obligation to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring after the date of its opinion. Furthermore, Baird expressed no opinion as to the price or trading range at which any of the securities of Sportsman’s Warehouse (including our common stock) would trade following the date of its opinion. Such price and trading range may have been affected by a number of factors, including but not limited to (i) dispositions of our common stock by stockholders within a short period of time after, or other market effects resulting from, the announcement of the merger; (ii) changes in prevailing interest rates and other factors which generally influence the price of securities; (iii) adverse changes in the current capital markets; (iv) the occurrence of adverse changes in the financial condition, business, assets, results of operations or prospects of Sportsman’s Warehouse or in our industry; (v) any necessary actions by, or restrictions of, federal, state or other governmental agencies or regulatory authorities; and (vi) timely completion of the merger on terms and conditions that are acceptable to all parties at interest. As we were aware, there was significant uncertainty as to the potential direct and indirect business, financial, economic and market implications and consequences of the spread of the coronavirus and associated illnesses and the actions and measures that countries, central banks, international financing and funding organizations, stock markets, businesses and individuals may take to address the spread of the coronavirus and associated illnesses including, without limitation, those actions and measures pertaining to fiscal or monetary policies, legal and regulatory matters and the credit, financial and stock markets (collectively, the “Pandemic Effects”), and the Pandemic Effects could have a material impact on Baird’s analyses and its opinion.
Baird’s opinion was prepared at the request and for the information of the Board, and may not be used for any other purpose or disclosed to any other party without Baird’s prior written consent. Baird’s opinion does not address the relative merits or risks of: (i) the merger, the merger agreement or any other agreements or other matters provided for, or contemplated by, the merger agreement; (ii) any other transactions that may be, or might have been, available as an alternative to the merger; or (iii) the merger compared to any other potential alternative transactions or business strategies considered by the Board and, accordingly, Baird relied upon its discussions with the senior management of Sportsman’s Warehouse with respect to the availability and consequences of any alternatives to the merger. Baird’s opinion does not constitute a recommendation to the Board, any security holder of Sportsman’s Warehouse or any other person as to how any such person should vote or act with respect to the merger or whether any stockholder of Sportsman’s Warehouse should make any election with respect to the merger. Baird expressed no opinion about the fairness of any amount or nature of the compensation or consideration payable to any of our officers, directors or employees, or any class of such persons, or to any particular stockholder relative to the merger consideration to be received by the holders of our common stock. We did not ask Baird to express, and Baird did not express, any opinion with respect to any of the other financial or non-financial terms, conditions, determinations or actions with respect to the merger.

The following is a summary of the material financial analyses performed by Baird in connection with rendering its opinion, which is qualified in its entirety by reference to the full text of such opinion attached as Annex B and to the other disclosures contained in this section. The following summary, however, does not purport to be a complete description of the financial analyses performed by Baird. The order of analyses described does not represent relative importance or weight given to the analyses performed by Baird. Some of the summaries of the financial analyses include information presented in a tabular format. These tables must be read together with the full text of each summary and alone are not a complete description of Baird’s financial analyses. Except as otherwise noted, the following quantitative information is based on market and financial data as it existed on or before December 18, 2020 and is not necessarily indicative of current market conditions.
Implied Valuation and Trading Multiples. Based on the cash consideration of $18.00 net per share of our common stock (which we refer to as the “Per Share Equity Purchase Price”), Baird calculated the implied “equity purchase price” (defined as the Per Share Equity Purchase Price multiplied by the total number of diluted common shares outstanding of Sportsman’s Warehouse, including accelerated vesting of restricted stock units, performance stock units and the employee stock purchase program) to be $810.4 million. In addition, Baird calculated the implied “total purchase price” (defined as the equity purchase price plus the book value of the total debt of Sportsman’s Warehouse, less cash, cash equivalents and marketable securities) to be $762.2 million. Baird then calculated the multiples of the total purchase price to the actual LTM ended October 31, 2020, normalized LTM ended October 31, 2020, and projected 2021 EBITDA of Sportsman’s Warehouse, each as provided by the senior management of Sportsman’s Warehouse. Baird also calculated the multiples of the Per Share Equity Purchase Price to the actual LTM ended October 31, 2020, normalized LTM ended October 31, 2020, and projected 2021 diluted earnings per share (“EPS”) of Sportsman’s Warehouse, each as provided by the senior management of Sportsman’s Warehouse. Each of EBITDA and EPS for Sportsman’s Warehouse were adjusted for one-time, non-recurring items. These trading multiples are summarized in the table below.
Adjusted EBITDA	Implied Multiple
Actual LTM ended October 31, 2020	6.0x
Normalized LTM ended October 31, 2020	10.3x
FY 2021P	8.9x
Adjusted Diluted EPS	Implied Multiple
Actual LTM ended October 31, 2020	10.8x
Normalized LTM ended October 31, 2020	20.9x
FY 2021P	18.1x
Selected Transaction Analysis. Baird reviewed certain publicly available financial information concerning completed or pending acquisition transactions that Baird deemed relevant. The group of selected acquisition transactions is listed below.
Target	Buyer	EV / LTM Adjusted EBITDA	EV / NTM Adjusted EBITDA
The Marshall Retail Group, LLC	WH Smith PLC	12.7x	N/A
Smart & Final Stores, Inc.	Apollo Global Management, LLC	7.1x	5.8x
InMotion Entertainment Group, LLC	WH Smith PLC	9.9x	N/A
City Gear, LLC	Hibbett Sporting Goods, Inc.	7.8x	N/A
SUPERVALU INC.	United Natural Foods, Inc.	7.2x	7.4x
West Marine, Inc.	Monomoy Capital Partners	6.4x	5.1x
Staples, Inc.	Sycamore Partners Management, L.P.	5.1x	5.5x
Whole Foods Market, Inc.	Amazon.com, Inc.	10.6x	10.0x
Cabela’s Incorporated	Bass Pro Group, LLC	10.6x	9.1x
The Fresh Market, Inc.	Apollo Global Management, LLC	7.0x	6.2x

Target	Buyer	EV / LTM Adjusted EBITDA	EV / NTM Adjusted EBITDA
Roundy’s, Inc.	The Kroger Co.	7.2x	6.5x
Life Time Fitness, Inc.	Leonard Green & Partners, L.P. / TPG Capital LP / LNK Partners, LLC	10.7x	9.1x
The Pantry, Inc.	Alimentation Couche-Tard Inc.	7.8x	7.4x
PetSmart, Inc.	BC Partners, Inc. / La Caisse de dépôt et placement du Québec / StepStone Group LP	9.1x	8.2x
Family Dollar Stores, Inc.	Dollar Tree, Inc.	11.3x	9.5x

Note: Certain multiples were listed as “N/A” (Not Available) because they were not publicly disclosed.
Baird chose these acquisition transactions based on a review of completed and pending acquisition transactions involving target companies that possessed general business, operating and financial characteristics representative of companies in the industries in which Sportsman’s Warehouse operates. Baird noted that none of the acquisition transactions or subject target companies reviewed is identical to the merger or Sportsman’s Warehouse, respectively, and that, accordingly, the analysis of such acquisition transactions necessarily involves complex considerations and judgments concerning differences in the business, operating and financial characteristics of each subject target company and each acquisition transaction and other factors that affect the values implied in such acquisition transactions.
For each transaction, Baird calculated the implied “equity purchase price” (defined as the purchase price per share of each target company’s common stock multiplied by the total number of diluted common shares outstanding of such company, including gross shares issuable upon the exercise of outstanding stock options and warrants, less assumed option and warrant proceeds, or alternatively defined as the value attributable to the equity of a target company). In addition, Baird calculated the implied “total purchase price” (defined as the equity purchase price plus the book value of each target company’s total debt and preferred stock, less cash, cash equivalents and marketable securities). Baird calculated the multiples of each target company’s implied total purchase price to its LTM EBITDA and to its next twelve months (“NTM”) EBITDA. Stock market and historical financial information for the selected transactions was based on publicly available information as of the announcement date of each respective transaction. EBITDA for the selected transaction was adjusted for one-time, non-recurring items. A summary of the implied multiples is provided in the table below.
	Implied Transaction Multiples	Implied Enterprise Value
		Low	Average	Median	High
Adjusted EBITDA
Normalized LTM ended October 31, 2020	10.3x	5.1x	8.7x	7.8x	12.7x
NTM	8.9x	5.1x	7.5x	7.4x	10.0x
In addition, Baird calculated the implied per share equity values of our common stock based on the acquisition transaction multiples of the selected acquisition transactions and compared such values to the Per Share Equity Purchase Price of $18.00 per share. The implied per share equity values, based on the multiples that Baird deemed relevant, are summarized in the table below.
	Implied Sportsman’s Warehouse Equity Value / Share
	Low	Average	Median	High
Adjusted EBITDA
Normalized LTM ended October 31, 2020	$9.49	$15.44	$14.01	$22.03
NTM	$10.77	$15.30	$15.13	$20.14
Reference Equity Value Per Share	$10.13	$15.37	$14.57	$21.08

Selected Publicly Traded Company Analysis. Baird reviewed certain publicly available financial information and stock market information for certain publicly traded companies that Baird deemed relevant. The group of selected publicly traded companies reviewed is listed below.
	EV / Adjusted EBITDA			Price / Adjusted EPS
Company	LTM	2020E	2021P	LTM	2020E	2021P
Academy Sports and Outdoors, Inc.	4.6x	4.5x	5.1x	9.3x	7.0x	7.7x
AutoZone, Inc.	10.8x	10.8x	11.1x	15.1x	15.3x	15.9x
Best Buy Co., Inc.	6.9x	6.5x	6.8x	14.3x	13.1x	14.0x
Boot Barn Holdings, Inc.	16.8x	16.8x	12.8x	32.8x	33.8x	22.5x
Lowe’s Companies, Inc.	12.2x	11.9x	11.8x	19.0x	18.5x	18.3x
The Home Depot, Inc.	15.7x	15.3x	14.7x	23.5x	23.0x	22.4x
DICK’S Sporting Goods, Inc.	4.9x	4.1x	4.6x	12.1x	9.4x	10.9x
Duluth Holdings Inc.	9.7x	9.8x	7.9x	22.9x	26.8x	16.1x
Tractor Supply Company	14.3x	13.7x	14.1x	23.0x	22.2x	23.4x
The Michaels Companies, Inc.	4.9x	4.7x	4.7x	6.8x	5.4x	5.1x
Ulta Beauty, Inc.	21.1x	26.0x	13.4x	51.5x	N/M	26.3x
The Container Store Group, Inc.	7.2x	6.3x	6.7x	19.4x	19.5x	16.8x
Baird chose these companies based on a review of publicly traded companies that possessed general business, operating and financial characteristics representative of companies in the industries in which Sportsman’s Warehouse operates. Baird noted that none of the companies reviewed is identical to Sportsman’s Warehouse and that, accordingly, the analysis of such companies necessarily involves complex considerations and judgments concerning differences in the business, operating and financial characteristics of each company and other factors that affect the public market values of such companies.
For each company, Baird calculated the “equity market value” (defined as the market price per share of each company’s common stock multiplied by the total number of diluted common shares outstanding of such company, including net shares issuable upon the exercise of outstanding stock options and warrants). In addition, Baird calculated the “total market value” (defined as the equity market value plus the book value of each company’s total debt and preferred stock, less cash, cash equivalents and marketable securities). Baird calculated the multiples of each company’s total market value to its LTM, projected 2020 and projected 2021 EBITDA. Baird also calculated multiples of each company’s price per share to its LTM, projected calendar year 2020 diluted EPS, and projected calendar year 2021 diluted EPS. EBITDA and EPS for the selected public companies was adjusted for one-time, non-recurring items. Baird then compared the transaction multiples implied in the merger with the corresponding trading multiples for the selected companies. Stock market and historical financial information for the selected companies was based on publicly available information as of December 18, 2020, and projected financial information was based on publicly available research reports as of such date. A summary of the implied multiples is provided in the table below.
	Implied Transaction Multiples	Selected Trading Multiples
		Low	Average	Median	High
Adjusted EBITDA
Normalized LTM ended October 31, 2020	10.3x	4.6x	10.7x	10.3x	21.1x
2021P	8.9x	4.6x	9.5x	9.5x	14.7x
Adjusted EPS
Normalized LTM ended October 31, 2020	20.9x	6.8x	20.8x	19.2x	51.5x
2021P	18.1x	5.1x	16.6x	16.5x	26.3x
In addition, Baird calculated the implied per share equity values of our common stock based on the trading multiples of the selected public companies and compared such values to the Per Share Equity

Purchase Price of $18.00 per share. The implied per share equity values, based on the multiples that Baird deemed relevant, are summarized in the table below.
	Implied Sportsman’s Warehouse Equity Value / Share
	Low	Average	Median	High
Adjusted EBITDA
Normalized LTM ended October 31, 2020	$8.72	$18.81	$18.00	$35.92
2021P	$9.76	$19.11	$19.16	$29.10
Adjusted EPS
Normalized LTM ended October 31, 2020	$5.87	$17.91	$16.52	$44.35
2021P	$5.10	$16.48	$16.33	$26.07
Reference Equity Value Per Share	$7.36	$18.08	$17.50	$33.86
Discounted Cash Flow Analysis. Baird performed a discounted cash flow analysis utilizing the projected unlevered free cash flows (defined as net income excluding after-tax net interest, plus depreciation and amortization, less capital expenditures and increases in net working capital, plus/minus changes in other operating and investing cash flows) of Sportsman’s Warehouse from 2020 to 2025, as set forth in the DCF Projections provided by our senior management. In such analysis, Baird calculated the present values of the unlevered free cash flows from 2020 to 2025 by discounting such amounts at rates ranging from 8.75% to 11.75%. Baird calculated the present values of the free cash flows beyond 2025 by assuming terminal values ranging from 7.0x to 8.5x year 2025 EBITDA and discounting the resulting terminal values at rates ranging from 8.75% to 11.75%. The summation of the present values of the unlevered free cash flows and the present values of the terminal values produced equity values ranging from $13.85 to $18.58 per share, as compared to the Per Share Equity Purchase Price of $18.00 per share.
Transaction Premiums Paid Analysis. Solely for informational purposes, Baird analyzed the stock price premiums paid in merger and acquisition transactions closed since January 1, 2018 with a total transaction value between $750 million and $1.5 billion where a majority of the target was acquired and the target was located in the United States. Baird measured each transaction price per share relative to each target’s closing price per share one day, seven days, thirty days, and 180 days prior to announcement of the transaction. Baird also measured each transaction price per share relative to each target’s 52-week high and all-time high. The results of the transaction premiums paid analysis are summarized below:
	Sportsman’s Warehouse Transaction Premium	Selected Transaction Premiums
		Low	Average	Median	High
1-Day Prior	44.6%	0.6%	34.3%	25.5%	104.2%
7-Days Prior	52.5%	2.1%	35.7%	26.5%	108.6%
30-Days Prior	29.7%	(12.0)%	38.2%	34.6%	103.0%
180-Days Prior	44.2%	(73.5)%	48.1%	33.5%	256.7%
52-Week High	2.8%	(91.8)%	2.5%	4.2%	79.0%
All-Time High	2.8%	(96.5)%	(30.6)%	(37.5)%	47.4%
The foregoing summary does not purport to be a complete description of the analyses performed by Baird or its presentations to the Board. The preparation of financial analyses and a fairness opinion is a complex process and is not necessarily susceptible to partial analyses or summary description. Baird believes that its analyses (and the summary set forth above) must be considered as a whole and that selecting portions of such analyses and factors considered by Baird, without considering all of such analyses and factors, could create an incomplete view of the processes and judgments underlying the analyses performed and conclusions reached by Baird and its opinion. Baird did not attempt to assign specific weights to particular analyses. Any estimates contained in Baird’s analyses are not necessarily indicative of actual values, which may be significantly more or less favorable than as set forth therein. Estimates of values of companies do not purport to be appraisals or necessarily to reflect the prices at which companies may actually be sold. Because such estimates are inherently subject to uncertainty, Baird does not assume responsibility for their accuracy.
Supplemental Price Activity Information
Although not relied upon in its analyses, Baird reviewed certain historical price and trading activity of the shares and noted that the high and low closing prices for the shares were $17.51 and $4.30, respectively, over the last twelve months, and $17.51 and $3.46, respectively, since the initial public offering of Sportsman’s Warehouse on April 17, 2014, in each case, as of December 18, 2020. Baird also calculated the premiums that the per share merger consideration represented over the closing market price of the shares for various time periods ranging from 30- days to 1- year prior to December 18, 2020, for informational purposes only. These premiums are summarized in the table below.
Premium to Share Price
Current Share Price ($12.45 on 12/18/20)	44.6%
30 Calendar Day Average ($13.15)	36.9%
180 Calendar Day Average ($14.79)	21.7%
52-Week Average ($11.19)	60.9%
52-Week High ($17.51)	2.8%
52-Week Low ($4.30)	318.6%
Additional Information about Baird and Its Engagement
Pursuant to its engagement, Baird will receive a transaction fee of approximately $7.6 million for its services, substantially all of which is contingent upon the consummation of the merger. Pursuant to such engagement, Sportsman’s Warehouse has also paid Baird a fee of $1.5 million payable upon delivery of its opinion, regardless of the conclusion reached in such opinion, which fee is creditable against the transaction fee described above. In addition, Sportsman’s Warehouse has agreed to reimburse Baird for certain of its expenses and to indemnify Baird against certain liabilities that may arise out of its engagement. Baird will not receive any other significant payment of compensation contingent upon the successful completion of the merger. As part of its investment banking business, Baird is engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.
Over the past two years, Baird has not provided investment banking services to Sportsman’s Warehouse or Great Outdoors Group. No material relationship between Baird and any party to the merger is mutually understood to be contemplated in which any compensation is intended to be received.
Baird is a full service securities firm. As such, in the ordinary course of its business, Baird may from time to time provide investment banking, advisory, brokerage and other services to clients that may be competitors or suppliers to, or customers or security holders of, Sportsman’s Warehouse or Great Outdoors Group or any other party that may be involved in the merger and their respective affiliates or that may otherwise participate or be involved in the same or a similar business or industry as Sportsman’s Warehouse or Great Outdoors Group. In addition, Baird and certain of its employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may from time to time hold or trade the securities of Sportsman’s Warehouse (including our common stock) for their own account or the accounts of their customers and, accordingly, may at any time hold long or short positions or effect transactions in such securities. Baird may also prepare equity analyst research reports from time to time regarding Sportsman’s Warehouse and may serve as a market maker in the publicly traded securities of Sportsman’s Warehouse.
Financing of the Merger
Great Outdoors Group and Merger Sub estimate that the total amount of funds necessary to complete the merger and the other transactions contemplated by the merger agreement will be approximately

$811 million, which will be funded through a combination of available borrowings under Great Outdoors Group’s existing credit agreement and Great Outdoors Group’s cash and cash equivalents on hand at closing. This amount includes the funds needed to (i) pay Sportsman’s Warehouse’s stockholders the amounts due to them under the merger agreement, and (ii) make payments in respect of Sportsman’s Warehouse’s outstanding equity-based awards pursuant to the merger agreement. Additionally, Great Outdoors Group will use available borrowings under its existing credit agreement and cash and cash equivalents on hand at closing to pay all related fees, expenses and taxes.
Although obtaining any financing is not a condition to the consummation of the merger, we cannot assure you that the amounts available under Great Outdoors Group’s existing credit agreement together with Great Outdoors Group’s combined cash and cash equivalents on hand at closing will be sufficient to consummate the merger.
Closing and Effective Time of Merger
Assuming receipt of required clearance under the HSR Act and timely satisfaction of other closing conditions, including the approval by our stockholders of the merger proposal, we currently expect the closing of the merger to occur in the second half of calendar year 2021. If our stockholders vote to approve the merger proposal, the merger will become effective as promptly as practicable following the satisfaction or waiver of the remaining conditions to the merger, subject to the terms of the merger agreement. See “The Merger Agreement — Closing and Effective Time of the Merger” beginning on page 73.
The effective time will occur upon a certificate of merger having been duly filed with and accepted by the Secretary of State of the State of Delaware (or at such later time as the parties may agree to and designate in the certificate of merger).
Payment of Merger Consideration and Surrender of Stock Certificates
At or prior to the effective time (or with respect to holders of dissenting shares, when the amount payable to such holders has been ascertained), Great Outdoors Group will deposit, or will cause to be deposited, with the paying agent, for the benefit of the holders of shares of our common stock, an amount of cash sufficient to pay the merger consideration payable to our stockholders.
Promptly after the effective time (but in no event later than two business days thereafter), Great Outdoors Group will send, or will cause the paying agent to send, to each holder of record of shares of our common stock at the effective time a letter of transmittal (in a form that was reasonably acceptable to Sportsman’s Warehouse prior to the effective time) and instructions (which will specify that the delivery will be effected, and risk of loss and title will pass, only upon proper delivery of the certificates representing shares of our common stock or transfer of uncertificated shares of our common stock to the paying agent) for use in such exchange.
Each holder of shares of our common stock outstanding as of immediately prior to the effective time (other than excluded shares and dissenting shares) shall be entitled to receive the merger consideration in respect of the certificated or uncertificated shares of our common stock surrendered or transferred in accordance with the merger agreement, upon (i) in the case of certificated shares, surrendering to the paying agent the certificate(s) representing shares of our common stock, together with a properly completed letter of transmittal, and (ii) in the case of a book-entry of uncertificated shares, after receipt of an “agent’s message” by the paying agent (or such other evidence, if any, of transfer as the paying agent may reasonably request). From the effective time until the surrender or transfer of any certificated or uncertificated shares of our common stock in accordance with the merger agreement, such certificates or uncertificated shares, as the case may be, will represent for all purposes only the right to receive such merger consideration.
You should not return any stock certificates you hold with the enclosed proxy card, and you should not forward any stock certificates to the paying agent without a letter of transmittal.
After the effective time, there will be no further registration of transfers of shares of our common stock that were outstanding immediately prior to the effective time.

If any cash made available to the paying agent remains unclaimed by the holders of shares of our common stock for one year following the effective time, such cash will be returned to Great Outdoors Group upon demand. Thereafter, holders of our common stock who have not exchanged their shares of common stock for the merger consideration in accordance with the merger agreement will be entitled to look only to Great Outdoors Group with respect to payment of the merger consideration with respect to such shares of common stock, without any interest thereon.
If you have lost a certificate, or if it has been stolen or destroyed, then before the paying agent issues merger consideration to you with respect to any such shares represented by a lost, stolen or destroyed certificate, you will be required to make an affidavit of the loss, theft or destruction, and, if required by the surviving corporation, post a bond in a reasonable amount as the surviving corporation may direct, as indemnity against any claim that may be made against it with respect to such certificate. Additional instructions regarding how to address any lost, stolen or destroyed certificates will be included in the letter of transmittal and related instructions that you will receive, which you should read carefully and in their entirety.
Each of Great Outdoors Group, Merger Sub, the surviving corporation and the paying agent will be entitled to deduct and withhold from the merger consideration such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign tax law. If Great Outdoors Group, Merger Sub, the surviving corporation or the paying agent, as the case may be, withholds any such amounts and properly pays such amounts over to the appropriate taxing authority, such amounts will be treated for all purposes of the merger agreement as having been paid to the person in respect of which such withholding was made.
Interests of Certain Persons in the Merger
In considering the recommendation of the Board that you vote to adopt and approve the merger agreement, you should be aware that aside from their interests as Sportsman’s Warehouse stockholders, Sportsman’s Warehouse’s directors and executive officers may have interests in the merger that may be different from, in conflict with or in addition to, those of Sportsman’s Warehouse stockholders generally. Members of the Board were aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending to Sportsman’s Warehouse stockholders that the merger agreement be adopted and approved. For more information, see the sections entitled “— Background of the Merger” beginning on page 33 and “— Reasons for the Merger; Recommendation of the Board” beginning on page 44. These interests are described in more detail below in the section entitled “Proposal 2: Non-Binding, Advisory Vote on Merger-Related Compensation for Sportsman’s Warehouse’s Named Executive Officers — Golden Parachute Compensation” beginning on page 95.
Treatment of Outstanding Equity-Based Awards
The Sportsman’s Warehouse RSUs and PSUs (which we collectively refer to as “Sportsman’s Warehouse equity awards”) held by Sportsman’s Warehouse’s executive officers, and the Sportsman’s Warehouse RSUs held by Sportsman’s Warehouse’s non-employee directors, immediately prior to the effective time will be treated in the same manner as those Sportsman’s Warehouse equity awards held by other employees of Sportsman’s Warehouse. The outstanding ESPP share purchase rights of Sportsman’s Warehouse’s executive officers will be treated in the same manner as outstanding ESPP share purchase rights held by other employees of Sportsman’s Warehouse. As described further in the section titled “The Merger Agreement — Treatment of Common Stock, Stock-Based Awards and Performance Awards” beginning on page 74, Sportsman’s Warehouse equity awards will be subject to the following treatment:
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RSU Awards.   At or immediately prior to the effective time, each Sportsman’s Warehouse RSU award that is outstanding immediately prior to the effective time will be canceled by virtue of the merger and without any action on the part of the holder thereof and converted into the right to receive (less applicable withholding taxes and without interest) an amount in cash equal to (i) the number of shares of our common stock subject to the Sportsman’s Warehouse RSU award immediately prior to the effective time multiplied by (ii) $18.00.

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PSU Awards.   At or immediately prior to the effective time, each Sportsman’s Warehouse PSU award that is outstanding immediately prior to the effective time will be canceled by virtue of the merger and without any action on the part of the holder thereof and converted into the right to receive (less applicable withholding taxes and without interest) an amount in cash equal to (i) the number of shares of our common stock subject to the Sportsman’s Warehouse PSU award immediately prior to the effective time, as determined pursuant to the terms of the award and as outlined in the following paragraph, multiplied by (ii) $18.00.
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Each outstanding Sportsman’s Warehouse PSU award covers three distinct performance periods (the Sportsman’s Warehouse fiscal years 2020, 2021 and 2022), with one-third of the total target number of PSUs subject to each award allocated to each of those three performance periods. Between 0% and 200% of the portion of the target number of PSUs allocated to any one of the individual performance periods may become eligible to vest based on performance during that performance period. If the effective time occurs on or before April 16, 2021, then the number of shares of our common stock subject to the Sportsman’s Warehouse PSU awards that are outstanding immediately prior to the effective time and that will be cashed out in accordance with the preceding paragraph will equal the sum of (i) 200% of the portion of the PSUs subject to the award corresponding to fiscal year 2020 (as the performance goals for that year were achieved at the applicable maximum levels) and (ii) 100% (the target level of performance) of the PSUs subject to the award corresponding to fiscal years 2021 and 2022. If the effective time occurs after April 16, 2021 but on or before April 18, 2022, then the number of shares of our common stock subject to the Sportsman’s Warehouse PSU awards that are outstanding immediately prior to the effective time and that will be cashed out in accordance with the preceding paragraph will equal the sum of (i) 200% of the portion of the PSUs subject to the award corresponding to fiscal year 2020 (as the performance goals for that year were achieved at the applicable maximum levels), (ii) the greater of (a) the portion of the PSUs subject to the award corresponding to fiscal year 2021 that would vest assuming the 2021 performance year ended on the effective time and based on actual performance for that shortened period measured against pro-rated fiscal year 2021 performance goals, and (b) 100% (the target level of performance) of the PSUs subject to the award corresponding to fiscal year 2021, and (iii) 100% (the target level of performance) of the PSUs subject to the award corresponding to fiscal year 2022.

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Treatment of Employee Stock Purchase Plan.   We caused the offering period under the ESPP in progress at the time of the execution of the merger agreement to be the final offering period under the ESPP. The termination date for such final offering under the ESPP was December 31, 2020, or the final ESPP purchase date. On the final ESPP purchase date, the funds credited for each participant under the ESPP were used to purchase shares of our common stock in accordance with the terms of the ESPP. No new offering or purchase periods under the ESPP will commence after the final ESPP purchase date. The ESPP will be terminated as of the effective time.

Assuming the merger was completed on July 1, 2021, the estimated aggregate amount that would be payable to Sportsman’s Warehouse’s executive officers (i.e., Messrs. Barker and Julian) as a group for their Sportsman’s Warehouse equity awards that are outstanding as of the date of this proxy statement is as follows: with respect to Sportsman’s Warehouse RSUs and PSUs (assuming PSUs will be eligible to vest as to 200% of the target number of shares subject to the award corresponding to fiscal year 2020, and 100% of the target number of shares subject to the award corresponding to fiscal years 2021 and 2022), $11,575,782 (or $13,067,784 assuming the PSUs would be eligible to vest as to the maximum number of PSUs subject to the awards as to each of the applicable performance periods).
Assuming the merger was completed on July 1, 2021, the estimated aggregate amount that would be payable to Sportsman’s Warehouse’s non-employee directors as a group for their Sportsman’s Warehouse RSUs that are outstanding as of the date of this proxy statement is $698,634. As described below, all of the Sportsman’s Warehouse RSUs held by Sportsman’s Warehouse’s non-employee directors will vest in connection with the merger.
For an estimate of the amounts that would be payable to each of Sportsman’s Warehouse’s executive officers in connection with any acceleration of their Sportsman’s Warehouse equity awards, see the section entitled “Proposal 2: Non-Binding, Advisory Vote on Merger-Related Compensation for Sportsman’s Warehouse’s Named Executive Officers — Golden Parachute Compensation” beginning on page 95. The amounts in the preceding paragraph were determined using the merger consideration of $18.00 per share.

Acceleration of Non-Employee Director RSU Awards
Pursuant to our non-employee director compensation policy, each of our non-employee directors is granted an annual RSU award under Sportsman’s Warehouse’s Director Compensation Policy. The 2020 non-employee director equity awards were granted on the date of our 2020 annual meeting of stockholders. Each of these awards is generally scheduled to vest, subject to the director’s continued service to Sportsman’s Warehouse, on the earlier of the one-year anniversary of the grant date or the day prior to our next Sportsman’s Warehouse annual meeting of stockholders. However, Sportsman’s Warehouse’s Director Compensation Policy provides that in the event of a change in control of Sportsman’s Warehouse (such as the merger) non-employee directors will fully vest in all of their outstanding Sportsman’s Warehouse equity awards.
Potential Payments Upon Termination or Change in Control
Each executive officer is party to an agreement with us (in Mr. Barker’s case, his employment agreement, and in Mr. Julian’s case, his severance agreement) that provides for certain severance benefits in the event the executive officer’s employment is terminated by Sportsman’s Warehouse without “gross misconduct” or by the executive officer for “good reason” (as such terms are defined in the respective agreements).
Mr. Barker’s employment agreement has an initial term that commenced on May 11, 2018 and continues until January 30, 2022, subject to automatic one-year extensions of the term unless either party provides notice that the agreement will not be extended. Mr. Barker’s employment with us is on an at-will basis, terminable by us or by Mr. Barker at any time (subject to certain notice requirements of the employment agreement) and for any reason, subject to the post-termination of employment benefits discussed below. Mr. Julian’s severance agreement has an initial term that commenced on April 2, 2019 and continues until April 2, 2022, subject to automatic one-year extensions of the term unless either party provides notice that the agreement will not be extended.
Mr. Barker’s employment agreement provides that in the event Mr. Barker’s employment is terminated during his employment term other than due to gross misconduct or by Mr. Barker with good reason (which we refer to as a “qualifying termination”), Mr. Barker will be entitled to the following benefits:
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continued payment of his base salary (at the rate in effect on the termination date) through the date that is 15 months (18 months if such termination occurs on or after a change in control of Sportsman’s Warehouse) following the termination date, with the first installment to be paid on the 60th day following termination (with any payments that would have been paid during such 60-day period to be paid on such date);

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a pro-rata portion of his target bonus for the year of termination, paid in a lump sum on the 60th day following termination;

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continued company-paid COBRA benefits through the date that is 15 months (18 months if such termination occurs on or after a change in control of Sportsman’s Warehouse) following the termination date (or, if earlier, the date of his death, the date he becomes eligible for coverage under a future employer’s plan and the date we cease to offer group medical coverage to active executive employees or we are otherwise under no obligation to offer COBRA continuation coverage to Mr. Barker); and

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continued participation in the employee merchandise discount program for 12 months.

In the event Mr. Julian’s employment is terminated by Sportsman’s Warehouse without gross misconduct or by Mr. Julian for good reason (which we refer to as a “qualifying termination”), Mr. Julian will be entitled to receive the following benefits:
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continued payment of his base salary (as severance pay) for 12 months following such termination of employment, with the first installment to be paid on the 60th day following termination (with any payments that would have been paid during such 60-day period to be paid on such date);

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a pro-rated portion of his target annual bonus for the year in which such termination of employment occurs, paid in a lump sum on the 60th day following termination; and

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reimbursement for COBRA premiums for up to 12 months (or, if earlier, the date of his death, the date he becomes eligible for coverage under a future employer’s plan and the date we cease to offer group medical coverage to active executive employees or we are otherwise under no obligation to offer COBRA continuation coverage to Mr. Julian).

All payments to the executive officers in connection with a qualifying termination are contingent upon the executive officer’s execution of a general release agreement in favor of Sportsman’s Warehouse.
Under terms of Mr. Barker’s employment agreement and Mr. Julian’s severance agreement, each executive’s severance benefits may be offset or reduced if he breaches certain restrictive covenants. Under these agreements, each executive has agreed not to disclose any of our confidential information or to publicly disparage us, in each case, at any time during or after his employment with us. In addition, each executive has agreed that, for a period of one year following a termination of his employment with us, he will not engage in certain competitive activities with us and, for a period of two years following a termination of his employment with us, he will not solicit our employees or independent contractors.
All outstanding RSU and PSU awards held by Messrs. Barker and Julian immediately prior to the effective time will be cashed out in accordance with the merger agreement as described above.
For an estimate of the value of the payments and benefits described above that would be payable to Sportsman’s Warehouse’s executive officers under their respective agreements upon a qualifying termination of the applicable executive officer’s employment in connection with the merger, see the section entitled “Proposal 2: Non-Binding, Advisory Vote on Merger-Related Compensation for Sportsman’s Warehouse’s Named Executive Officers — Golden Parachute Compensation” beginning on page 95.
Other Compensation Matters
Each executive officer was paid an annual performance bonus in December 2020 based on our compensation committee’s assessment of our performance for fiscal year 2020 relative to pre-established goals, as well as each executive’s individual performance.
The Board approved Sportsman’s Warehouse reimbursing the executive officers for up to $35,000, in the aggregate, of legal fees that they may incur in connection with the review and negotiation of their employment arrangements in connection with the merger. No discussions between Great Outdoors Group and our executive officers regarding any potential changes to their employment arrangements in connection with the merger have taken place as of the date of this proxy statement.
Each executive officer has entered into a letter agreement with us that provides that, in the event any payments and benefits provided to the executive officer under any Sportsman’s Warehouse plan or agreement would cause the executive officer to be subject to an excise tax for “excess parachute payments” under Sections 280G and 4999 of the Code, such payments and benefits will be reduced if and to the extent a reduction in payments or benefits would result in the executive officer retaining a larger amount on an after-tax basis than if the executive officer received all the payments and benefits.
Under the merger agreement, effective February 1, 2021, Sportsman’s Warehouse may establish performance goals and target awards for its 2021 fiscal year under its cash bonus and incentive plans in the ordinary course of business consistent with past practice, in which the executive officers will participate.
Under the merger agreement, if the effective time has not occurred by March 1, 2021, Sportsman’s Warehouse may grant RSU awards to its employees (including the executive officers) in the ordinary course of business, consistent with past practice (we refer to such awards as the “2021 equity awards”); provided (i) that the 2021 equity awards shall have terms and conditions that are substantially similar to the terms and conditions of such awards granted during the 2020 fiscal year to similarly situated employees, except that all of the 2021 equity awards may be in the form of time-based RSUs (with no performance-based vesting conditions) and (ii) such awards shall provide that if the effective time occurs on or prior to the six-month anniversary of the grant date of the 2021 equity awards, the percentage of the unvested portion of the 2021 equity awards that shall be cashed out in accordance with the merger agreement shall equal the number of days that has elapsed between the 2021 equity award grant date and the effective time, divided by 365 days (and the remaining unvested portions of such awards will be terminated at the effective time without payment).

Under the merger agreement, Sportsman’s Warehouse may make annual salary increases in the ordinary course of business consistent with past practice (which has historically occurred in March), including increases for the executive officers.
Under the merger agreement, Sportsman’s Warehouse may pay compensation, including the granting of time-based RSUs, to its non-employee directors in the ordinary course of business consistent with past practice at the same terms and levels as the 2020 fiscal year, including granting of awards on or after the anniversary of Sportsman’s Warehouse’s 2020 annual meeting in the event that Sportsman’s Warehouse’s 2021 Annual Meeting (defined below) is postponed.
Indemnification and Insurance
Pursuant to the terms of the merger agreement, Sportsman’s Warehouse’s directors and officers will be entitled to certain ongoing indemnification, exculpation of liability and advancement rights as well as coverage under directors’ and officers’ liability insurance policies. See the section entitled “The Merger Agreement — Directors’ and Officers’ Indemnification and Insurance” beginning on page 93 for a description of such ongoing indemnification, advancement and coverage obligations of the surviving corporation and Great Outdoors Group.
Material U.S. Federal Income Tax Consequences of the Merger
The following is a summary of the material U.S. federal income tax consequences of the merger to U.S. holders (as defined below) whose shares of our common stock are converted into the right to receive cash in the merger. This summary does not purport to consider all aspects of U.S. federal income taxation that might be relevant to our stockholders. For purposes of this discussion, we use the term “U.S. holder” to mean a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;

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a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States or any of its political subdivisions;

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a trust that (i) is subject to the primary supervision of a court within the United States and of which one or more U.S. persons have the authority to control all substantial decisions or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

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an estate that is subject to U.S. federal income tax on its income regardless of its source.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our common stock, the U.S. federal income tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. A partner of a partnership holding our common stock should consult its tax advisor regarding the U.S. federal income tax consequences of the merger.
This discussion is based on the Internal Revenue Code of 1986, as amended (which we refer to as the “Code”), Treasury regulations promulgated under the Code and published rulings of the Internal Revenue Service (which we refer to as the “IRS”) and court decisions, all as of the date hereof. These laws are subject to change or differing interpretation, possibly on a retroactive basis, which could affect the treatment described below. In addition, we have not sought, and do not intend to seek, any ruling from the IRS with respect to the statements made and the conclusions reached in the following discussion, and no assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS in the event of litigation. The discussion applies only to U.S. holders who hold shares of our common stock as capital assets, and does not apply to holders of shares of our common stock received in connection with the exercise of employee stock options or otherwise as compensation, holders who hold an equity interest, actually or constructively, in Great Outdoors Group or Sportsman’s Warehouse after the merger, holders who have perfected and not withdrawn a demand for, or lost the right to, appraisal under the DGCL or to holders who may be subject to special rules under the U.S. federal income tax laws (such as insurance companies, banks, tax-exempt organizations, financial institutions, broker-dealers, partnerships, S corporations or other pass-through entities (or investors therein), mutual funds, traders in securities who elect the mark-to-market method of accounting, stockholders subject to the alternative minimum tax, stockholders that have a functional currency other than the U.S. dollar or stockholders who hold our common stock as part of a hedge, straddle, wash sale, constructive sale or conversion transaction). This discussion also does not address the U.S. tax consequences of the receipt of cash in connection with the cancellation of restricted stock units or options to purchase shares of our common stock and does not address any other matters relating to equity compensation or benefit plans or any aspect of state, local or foreign tax laws. This discussion does not address any consequences under the U.S. federal tax laws other than those pertaining to the income tax, does not discuss the unearned income Medicare contribution tax on “net investment income” imposed pursuant to the Health Care and Education Reconciliation Act of 2010 and does not address any consequences under any applicable state, local or foreign tax laws. Holders of our common stock should consult their own tax advisors to determine the particular tax consequences to them of the merger, including the applicability and effect of any state, local, foreign or other tax laws.
Exchange of Shares of Our Common Stock for Cash Pursuant to the Merger
The exchange of shares of our common stock for cash in the merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder whose shares of our common stock are converted into the right to receive cash in the merger will recognize capital gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received with respect to such shares (determined before the deduction of any applicable withholding taxes, as described below under “Backup Withholding and Information Reporting”) and the U.S. holder’s adjusted tax basis in such shares. A U.S. holder’s adjusted tax basis will generally equal the price the U.S. holder paid for its shares. Gain or loss will be determined separately for each block of shares of our common stock held by a U.S. holder (i.e., shares of our common stock acquired at the same cost in a single transaction). Any such capital gain or loss will be long-term capital gain or loss where the U.S. holder’s holding period for such shares of our common stock is more than one year at the effective time. Long-term capital gain of a non-corporate U.S. holder is generally taxed at preferential rates. There are limitations on the deductibility of capital losses.
Backup Withholding and Information Reporting
A U.S. holder may be subject to information reporting with respect to any payments made pursuant to the merger. In addition, backup withholding of tax will apply at the statutory rate to such payments, unless the U.S. holder or other applicable payee provides a taxpayer identification number, certifies that such number is correct and otherwise complies with the backup withholding rules or otherwise establishes an exemption. Each U.S. holder should complete and sign, under penalty of perjury, the Form W-9 to be included as part of the letter of transmittal and return it to the paying agent, in order to provide the information and certification necessary to avoid backup withholding, unless an exemption applies and is established in a manner satisfactory to the paying agent.
Backup withholding is not an additional tax. Any amounts withheld from payments to a U.S. holder pursuant to the merger under the backup withholding rules will generally be allowable as a refund or a credit against such U.S. holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS. U.S. holders are urged to consult their tax advisors as to qualifications for exemption from backup withholding and the procedure for obtaining the exemption.
The U.S. federal income tax consequences described above are not intended to constitute a complete description of all tax consequences relating to the merger. Because individual circumstances may differ, each stockholder should consult the stockholder’s tax advisor regarding the applicability of the rules discussed above to the stockholder and the particular tax effects to the stockholder of the merger in light of such stockholder’s particular circumstances, the application of state, local and foreign tax laws, and, if applicable, the treatment of stock-based awards or any other matters relating to equity compensation or benefit plans.
Regulatory Clearance
Hart Scott Rodino Antitrust Improvements Act
The merger is subject to the requirements of the HSR Act and the related rules and regulations, which provide that certain transactions may not be completed until required information has been furnished to the Antitrust Division and the FTC and until certain waiting periods have been terminated or have expired.

The HSR Act requires Sportsman’s Warehouse and Great Outdoors Group to observe a 30-day waiting period after the submission of their HSR filings before consummating the merger, unless the waiting period is terminated early.
On January 6, 2021, Sportsman’s Warehouse and Great Outdoors Group filed their respective notification and report forms under the HSR Act with the Antitrust Division and the FTC, which triggered the start of the HSR Act waiting period. The statutory waiting period is scheduled to expire on February 5, 2021, but it may be extended by the Antitrust Division or the FTC.
Regulatory Conditions to Completion of the Merger
At any time before or after the effective time, the Antitrust Division, the FTC, or U.S. state attorneys general could take action under applicable antitrust laws, including seeking to enjoin the completion of the merger, conditionally approving the merger upon the divestiture of Sportsman’s Warehouse and Great Outdoors Group assets, subjecting the completion of the merger to regulatory conditions or seeking other remedies. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.
Completion of the merger is conditioned on the expiration or termination of any applicable waiting period (and any extension thereof) under the HSR Act and the absence of any restraint that is in effect that enjoins or otherwise prohibits the consummation of the merger. If Great Outdoors Group and Sportsman’s Warehouse are not able to obtain the regulatory clearance required to complete the merger, the merger will not be completed.

THE MERGER AGREEMENT
This section describes the material terms of the merger agreement. The description of the merger agreement in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the merger agreement, a copy of which is attached as Annex A and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We encourage you to read the merger agreement carefully and in its entirety.
Explanatory Note Regarding the Merger Agreement
The merger agreement, a copy of which is attached as Annex A, and this summary of its terms are included in this proxy statement to provide you with information regarding its terms. Factual disclosures about Sportsman’s Warehouse contained in this proxy statement or in Sportsman’s Warehouse’s public reports filed with the SEC may supplement, update or modify the factual disclosures about Sportsman’s Warehouse contained in the merger agreement. The representations, warranties and covenants made in the merger agreement by Sportsman’s Warehouse, Great Outdoors Group and Merger Sub were made solely to the parties to, and solely for the purposes of, the merger agreement and as of specific dates and were qualified and subject to important limitations agreed to by Sportsman’s Warehouse, Great Outdoors Group and Merger Sub in connection with negotiating the terms of the merger agreement. In particular, in your review of the representations and warranties contained in the merger agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated for the principal purposes of establishing the circumstances in which a party to the merger agreement may have the right not to consummate the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the merger agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC and, in some cases, were qualified by matters set forth on the disclosure letter delivered to Great Outdoors Group in connection with the merger agreement (which we refer to as the “disclosure letter”), which disclosures are not reflected in the merger agreement. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the merger agreement.
Effects of the Merger; Directors and Officers; Certificate of Incorporation; Bylaws
The merger agreement provides for the merger of Merger Sub with and into Sportsman’s Warehouse upon the terms, and subject to the conditions, set forth in the merger agreement. As a result of the merger, the separate corporate existence of Merger Sub will cease and Sportsman’s Warehouse will continue as the surviving corporation and a wholly-owned subsidiary of Great Outdoors Group.
The directors of Merger Sub and the officers of Sportsman’s Warehouse at the effective time will, from and after the effective time, be the directors and officers of the surviving corporation until their respective successors have been duly elected or appointed and qualified in accordance with applicable law.
At the effective time, (i) the certificate of incorporation of Sportsman’s Warehouse will be amended and restated to read in its entirety in the form attached to the merger agreement as Exhibit A and, as so amended and restated, will be the certificate of incorporation of the surviving corporation, until amended in accordance with applicable law, and (ii) the bylaws of Sportsman’s Warehouse will be amended and restated to read in their entirety in the form attached to the merger agreement as Exhibit B and, as so amended and restated, will be the bylaws of the surviving corporation, until amended in accordance with applicable law.
Following the completion of the merger, our common stock will be delisted from Nasdaq, will be deregistered under the Exchange Act and will cease to be publicly traded.
Closing and Effective Time of the Merger
The merger agreement provides that the closing of the merger (which we refer to as the “closing”) will take place as soon as possible, but in any event no later than three business days after the date on which all of the conditions to closing (as described in the section below entitled “— Conditions to the Merger” beginning on page 89) have been satisfied or, to the extent permissible, waived (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or, to the extent permissible, waiver of those conditions at the closing), or such other time and date as Sportsman’s Warehouse and Great Outdoors Group may mutually agree (which we refer to as the “closing date”).
As promptly as practicable on the closing date, the parties to the merger agreement will cause a certificate of merger meeting the requirements of Section 251 of the DGCL relating to the merger to be properly executed and filed with the Secretary of State of the State of Delaware in accordance with the terms and conditions of the DGCL and in such form as is reasonably satisfactory to both Great Outdoors Group and Sportsman’s Warehouse. The merger will become effective at the time of filing of such certificate of merger with the Secretary of State of the State of Delaware in accordance with the DGCL, or at such later time which the parties to the merger agreement may agree to and designate in such certificate of merger as the effective time.
Assuming receipt of required clearance pursuant to the HSR Act and timely satisfaction of other conditions to closing, including the approval by our stockholders of the merger proposal, we currently expect the closing of the merger to occur in the second half of calendar year 2021. If our stockholders vote to approve the merger proposal, the merger will become effective as promptly as practicable following the satisfaction or waiver of the remaining conditions to the merger, subject to the terms of the merger agreement. See “The Merger Agreement — Closing and Effective Time of the Merger” beginning on page 73. However, the parties cannot predict the exact timing of completion of the merger or whether the merger will be completed at an earlier or later time, as agreed by the parties, or at all.
Treatment of Common Stock, Stock-Based Awards and Performance Awards
At the effective time, by virtue of the merger and without any action on the part of the holders thereof: (i) each share of our common stock outstanding immediately prior to the effective time (other than excluded shares and dissenting shares) will be automatically canceled and converted into the right to receive $18.00 in cash, without interest and less any applicable withholding taxes; (ii) each excluded share will be canceled and will cease to exist, and no payment will be made with respect thereto; and (iii) each share of common stock of the Merger Sub outstanding immediately prior to the effective time shall be converted into and become one share of common stock, par value $0.01 per share, of the surviving corporation and shall constitute the only outstanding shares of capital stock of the surviving corporation.
At or immediately prior to the effective time, each Sportsman’s Warehouse RSU award that is outstanding immediately prior to the effective time will be canceled by virtue of the merger and without any action on the part of the holder thereof and converted into the right to receive (less applicable withholding taxes and without interest) an amount in cash equal to (i) the number of shares of our common stock subject to the Sportsman’s Warehouse RSU award immediately prior to the effective time multiplied by (ii) $18.00.
At or immediately prior to the effective time, each Sportsman’s Warehouse PSU award that is outstanding immediately prior to the effective time will be canceled by virtue of the merger and without any action on the part of the holder thereof and converted into the right to receive (less applicable withholding taxes and without interest) an amount in cash equal to (i) the number of shares of our common stock subject to the Sportsman’s Warehouse PSU award immediately prior to the effective time, as determined pursuant to the terms of the award and as outlined in the following paragraph, multiplied by (ii) $18.00.
Each outstanding Sportsman’s Warehouse PSU award covers three distinct performance periods (the Sportsman’s Warehouse fiscal years 2020, 2021 and 2022), with one-third of the total target number of PSUs subject to each award allocated to each of those three performance periods. Between 0% and 200% of the portion of the target number of PSUs allocated to any one of the individual performance periods may become eligible to vest based on performance during that performance period. If the effective time occurs on or before April 16, 2021, then the number of shares of our common stock subject to the Sportsman’s Warehouse PSU awards that are outstanding immediately prior to the effective time and that will be cashed out in accordance with the preceding paragraph will equal the sum of (i) 200% of the portion of the PSUs subject to the award corresponding to fiscal year 2020 (as the performance goals for that year were achieved at the applicable maximum levels) and (ii) 100% (the target level of performance) of the PSUs subject to the award corresponding to fiscal years 2021 and 2022. If the effective time occurs after April 16, 2021 but on or before April 18, 2022, then the number of shares of our common stock subject to the Sportsman’s Warehouse PSU awards that are outstanding immediately prior to the effective time and that will be cashed out in accordance with the preceding paragraph will equal the sum of (i) 200% of the portion of the PSUs subject to the award corresponding to fiscal year 2020 (as the performance goals for that year were achieved at the applicable maximum levels), (ii) the greater of (a) the portion of the PSUs subject to the award corresponding to fiscal year 2021 that would vest assuming the 2021 performance year ended on the effective time and based on actual performance for that shortened period measured against pro-rated fiscal year 2021 performance goals, and (b) 100% (the target level of performance) of the PSUs subject to the award corresponding to fiscal year 2021, and (iii) 100% (the target level of performance) of the PSUs subject to the award corresponding to fiscal year 2022.
We caused the offering period under the ESPP in progress at the time of the execution of the merger agreement to be the final offering period under the ESPP. The termination date for such final offering under the ESPP was December 31, 2020, or the final ESPP purchase date. On the final ESPP purchase date, the funds credited for each participant under the ESPP were used to purchase shares of our common stock in accordance with the terms of the ESPP. No new offering or purchase periods under the ESPP will commence after the final ESPP purchase date. The ESPP will be terminated as of the effective time.
Surrender and Payment Procedures
Prior to the effective time, Great Outdoors Group will appoint a paying agent reasonably acceptable to Sportsman’s Warehouse for the purpose of paying the merger consideration in respect of certificates representing shares of our common stock (which we refer to as “certificates”) and uncertificated shares of our common stock (which we refer to as “uncertificated shares”). Prior to the effective time, Great Outdoors Group shall make available to the paying agent the merger consideration to be paid in respect of the certificates and the uncertificated shares. At or prior to the effective time, or in the case of payments with respect to dissenting shares, when ascertained, Great Outdoors Group will deposit, or cause to be deposited, with the paying agent, for the benefit of the holders of our common stock, cash in an amount sufficient to pay the merger consideration.
Promptly after the effective time (but in no event later than two business days thereafter), Great Outdoors Group will send, or will cause the paying agent to send, to each holder of record of shares of our common stock at the effective time a letter of transmittal (in a form that was reasonably acceptable to Sportsman’s Warehouse prior to the effective time) and instructions (which will specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the certificates or transfer of uncertificated shares to the paying agent) for use in such exchange.
Each holder of shares of our common stock that have been converted into the right to receive the merger consideration shall be entitled to receive the merger consideration in respect of our common stock represented by a certificate or uncertificated shares, upon (i) surrender to the paying agent of a certificate, together with a properly completed letter of transmittal, or (ii) receipt of an “agent’s message” by the paying agent (or such other evidence, if any, of transfer as the paying agent may reasonably request) in the case of book-entry transfer of uncertificated shares. After the effective time and until their surrender or transfer, as the case may be, each such certificate or uncertificated share will represent for all purposes only the right to receive the merger consideration.
After the effective time, there will be no further registration of transfers of shares of our common stock that were outstanding immediately prior to the effective time.
Any portion of the merger consideration made available to the paying agent that remains unclaimed by holders of shares of our common stock one year after the effective time shall be returned to Great Outdoors Group upon demand. Any such holder of our common stock who has not exchanged shares of our common stock for the merger consideration prior to such time shall thereafter look only to Great Outdoors Group for payment of the merger consideration in respect of such shares of common stock, without any interest thereon.
Great Outdoors Group, Merger Sub, the surviving corporation and the paying agent will be entitled to deduct and withhold from the merger consideration such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign tax law. Any sum that is withheld will be remitted to the appropriate taxing authority, and will be treated for all purposes of the merger agreement as having been paid to the holder of shares with regard to whom it is deducted and withheld.
Representations and Warranties
Representations and Warranties of Sportsman’s Warehouse
We made customary representations and warranties in the merger agreement that are subject, in many cases, to exceptions and qualifications contained in the merger agreement, in the disclosure letter or in certain reports filed with the SEC. These representations and warranties relate to, among other things:
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our and our subsidiaries’ due organization, existence, good standing and authority to carry on our and their businesses as currently conducted;

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our certificate of incorporation and bylaws being in full force and effect, and Sportsman’s Warehouse not being in violation of any of the provisions of such documents;

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our corporate power and authority related to the merger agreement, including as it relates to our execution, delivery and performance of the merger agreement and the other transaction documents to be delivered by Sportsman’s Warehouse at the closing and the consummation of the transactions contemplated by the merger agreement;

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the required vote of our stockholders to approve and adopt the merger agreement and to consummate the transactions contemplated thereby;

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required actions by or in respect of, and filings with, governmental authorities in connection with the merger and the merger agreement;

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our execution, delivery and performance of the merger agreement and the other transaction documents to be delivered by Sportsman’s Warehouse at the closing and the consummation of the transactions contemplated by the merger agreement, and whether such execution, delivery and performance would result in violations of, or conflict with, governing documents of Sportsman’s Warehouse or our subsidiaries or applicable law, or any defaults, terminations, cancellations or accelerations under certain agreements or the creation of liens on any of our assets;

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our and our subsidiaries’ capitalization and the absence of any agreements with respect to the voting of our or our subsidiaries securities to which Sportsman’s Warehouse or any of its subsidiaries is a party;

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the timeliness of our SEC filings since February 2, 2018, the absence of material misstatements or omissions in such filings and documents, and the lack of any material outstanding or unresolved comments from the SEC;

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maintenance and effectiveness of internal controls and disclosure controls and procedures;

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compliance by us with the applicable listing and corporate governance requirements of Nasdaq;

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the conformity of our financial statements included or incorporated by reference in our SEC filings since February 2, 2018, with GAAP applied on a consistent basis for the periods then ended, and whether such financial statements fairly present, in all material respects, the consolidated financial position of Sportsman’s Warehouse and its consolidated subsidiaries;

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compliance of this proxy statement with the Exchange Act, the rules and regulations thereunder and other applicable laws;

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our conduct of business in the ordinary course from February 1, 2020 through the date of the merger agreement, and the absence since February 1, 2020 of certain changes, including any fact, event, circumstance, change or effect that has had, individually or in the aggregate, a material adverse effect (as described below);

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the absence of certain undisclosed liabilities;

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the absence of certain legal proceedings;

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since February 2, 2018, our and our subsidiaries’ compliance with applicable laws and the absence of written notices or other threats from governmental authorities alleging any material violation of applicable laws, and the absence of any judgements, decrees, injunctions, rules or orders of any arbitrator or governmental authority outstanding against Sportsman’s Warehouse and its subsidiaries;

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our properties and the property of our subsidiaries, including leasehold interests;

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certain intellectual property matters relating to Sportsman’s Warehouse and its subsidiaries;

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certain tax matters relating to Sportsman’s Warehouse and its subsidiaries;

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certain matters relating to employee benefit plans of Sportsman’s Warehouse and its subsidiaries;

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certain labor and employment matters relating to Sportsman’s Warehouse and its subsidiaries;

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the maintenance of sufficient and customary insurance;

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certain environmental matters relating to Sportsman’s Warehouse and its subsidiaries;

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certain matters relating to material contracts;

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certain matters relating to the largest suppliers of Sportsman’s Warehouse and its subsidiaries;

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since December 1, 2015, the compliance of Sportsman’s Warehouse and its subsidiaries with the provisions of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and other applicable anti-corruption laws;

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the absence of any undisclosed broker’s or finder’s fees except for those owed to Baird;

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the receipt by the Board of the Baird opinion;

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the inapplicability of any anti-takeover provision set forth in the DGCL and any other similar law; and

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since February 2, 2018, the compliance of Sportsman’s Warehouse with applicable trade laws and applicable export licenses.

The representations and warranties in the merger agreement of Sportsman’s Warehouse will not survive the consummation of the merger.
Material Adverse Effect
Many of our representations and warranties are qualified by, among other things, exceptions relating to the absence of a “material adverse effect,” which means any change, effect, event, circumstance, development, condition or occurrence that (i) has, or would reasonably be expected to have, a material adverse effect on the financial condition, business, assets or results of operations of Sportsman’s Warehouse and its subsidiaries, taken as a whole, or (ii) prevents, materially impedes, interferes with, hinders or delays, or would reasonably be expected to prevent or, materially impede, interfere with, hinder or delay the consummation by Sportsman’s Warehouse of the merger or any of the other transactions contemplated by the merger agreement, but excluding, in the case of clause (i) only, any change, effect, event, circumstance, development, condition or occurrence resulting from or arising in connection with:
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changes in the financial, securities, credit or other capital markets or general economic or regulatory, legislative or political conditions;

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changes or conditions generally affecting the outdoor sporting goods retail or firearms retail industries;

•
geopolitical conditions, any outbreak or escalation of hostilities, acts of war (whether or not declared), acts of armed hostility, sabotage, terrorism or national or international calamity (or material worsening of any such conditions);

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any hurricane, tornado, tsunami, flood, volcanic eruption, earthquake, nuclear incident, pandemic (including the COVID-19 pandemic or the taking of actions to ensure compliance by Sportsman’s

Warehouse and its subsidiaries and their respective directors, officers, employees, consultants and customers with any COVID-19 measure), quarantine restrictions, weather conditions or other natural or man-made disaster or other force majeure event;
•
changes in applicable law or GAAP or authoritative interpretation or enforcement thereof (including any changes in any applicable laws with respect to the sale of firearms, ammunition and other similar products in any jurisdiction in which Sportsman’s Warehouse or any of its subsidiaries has operations, sales or other business relationships);

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the failure, in and of itself, of Sportsman’s Warehouse to meet any internal or published projections, forecasts, budgets, guidance, estimates or predictions in respect of revenues, earnings or other financial or operating metrics or other matters before, on or after the date of the merger agreement, or changes or prospective changes in the market price or trading volume of the securities of Sportsman’s Warehouse or the credit rating of Sportsman’s Warehouse (it being understood that the underlying facts giving rise or contributing to such failure or change may be taken into account in determining whether there has been a material adverse effect if such facts are not otherwise excluded under the definition of material adverse effect);

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the identity of, or any facts or circumstances solely relating to Great Outdoors Group, Merger Sub or their respective affiliates, or the negotiation, announcement, or pendency of the transactions contemplated by the merger agreement (provided, that this exception will not apply with respect to Sportsman’s Warehouse’s representations and warranties related to non-contravention of our organizational documents, applicable laws, and agreements in connection with Sportsman’s Warehouse’s execution, delivery and performance of the merger agreement or the transaction documents contemplated to be delivered by Sportsman’s Warehouse pursuant to the merger agreement, or the consummation of the transactions contemplated by the merger agreement);

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any stockholder class action, derivative or similar litigation, suit, action or proceeding challenging the merger or any other transactions contemplated thereby;

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matters set forth in the disclosure letter; and

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any action taken by Sportsman’s Warehouse or any of its subsidiaries at the written request, or with the written consent, of Great Outdoors Group or Merger Sub;

provided, however, that the initial four bullet points of the foregoing shall be taken into account in determining whether a material adverse effect has occurred or would reasonably be expected to occur to the extent (and only to the extent) that such change, effect, event, circumstance, development, condition or occurrence has a materially disproportionate effect on Sportsman’s Warehouse and its subsidiaries, taken as a whole, compared to other participants in the outdoor sporting goods retail or firearms retail industries (whichever such group is more severely impacted).
Representations and Warranties of Great Outdoors Group and Merger Sub
The merger agreement also contains customary representations and warranties made by Great Outdoors Group and Merger Sub that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement. The representations and warranties of Great Outdoors Group and Merger Sub relate to, among other things:
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their due organization, existence, good standing and authority to carry on their businesses as currently conducted;

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neither Great Outdoors Group nor Merger Sub being in violation of any of the provisions of their respective organizational documents;

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their corporate power and authority related to the merger agreement, including as it relates to their execution, delivery and performance of the merger agreement and the other transaction documents to be delivered by Great Outdoors Group or Merger Sub at the closing and the consummation of the transactions contemplated by the merger agreement;

•
required actions by or in respect of, and filings with, governmental authorities in connection with the merger and the merger agreement;

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their execution, delivery and performance of the merger agreement and the other transaction documents to be delivered by Great Outdoors Group or Merger Sub at the closing, and the consummation of the transactions contemplated by the merger agreement, and whether such execution, delivery and performance would result in violations of, or conflict with, governing documents or applicable law, or any defaults, terminations, cancellations or accelerations under certain agreements or the creation of liens on any of their assets;

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the accuracy of information supplied or to be supplied by Great Outdoors Group and Merger Sub for use in this proxy statement;

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availability of sufficient funds immediately available as of the date of the merger agreement and at all times between the date of the merger agreement and the effective time, to fully fund all of Great Outdoors Group’s and Merger Sub’s obligations under the merger agreement, including payment of the aggregate merger consideration and the payment of all fees and expenses related to the transactions contemplated by the merger agreement, and such obligations not being subject to the receipt by Great Outdoors Group of any financing or the consummation of any other transactions;

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the absence of certain contracts or commitments (i) between Great Outdoors Group, Merger Sub or any of their affiliates, on the one hand, and any director or officer of Sportsman’s Warehouse or any of its subsidiaries, on the other hand, or (ii) pursuant to which any stockholder of Sportsman’s Warehouse would be entitled to receive consideration of a different amount or nature than the merger consideration or pursuant to which any stockholder of Sportsman’s Warehouse agrees to vote or approve the merger agreement or the merger or agrees to vote against any superior proposal;

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the absence of certain legal proceedings or investigations against Great Outdoors Group or Merger Sub;

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that neither Great Outdoors Group nor Merger Sub is, or at any time during the three years prior to the date of the merger agreement was, an “interested stockholder” as defined in Section 203 of the DGCL;

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that no vote of the stockholders of Great Outdoors Group is required by any applicable law, Great Outdoors Group’s organizational documents or the applicable rules of any exchange on which securities of Great Outdoors Group are traded, in order for Great Outdoors Group to consummate the transactions contemplated by the merger agreement; and

•
the absence of any undisclosed broker’s or finder’s fees except for those due to JPMorgan.

The representations and warranties in the merger agreement of each of Great Outdoors Group and Merger Sub will not survive the consummation of the merger.
Parent Material Adverse Effect
Certain of Great Outdoors Group’s and Merger Sub’s representations and warranties are qualified by, among other things, exceptions relating to the absence of a “parent material adverse effect,” which means any change, effect, event, circumstance, development, condition or occurrence that prevents or materially impedes, interferes with, hinders or delays or would reasonably be expected to prevent or materially impede, interfere with, hinder or delay (i) the consummation by Great Outdoors Group or Merger Sub of the merger or any of the other transactions contemplated by the merger agreement on a timely basis or (ii) the compliance by Great Outdoors Group or Merger Sub with its obligations under the merger agreement in any material respect.
Conduct of Our Business Pending the Merger
Under the merger agreement, from and after the date of the merger agreement and until the earlier of the effective time and the valid termination of the merger agreement in accordance with its terms, Sportsman’s Warehouse has agreed that it will, and will cause its subsidiaries to, conduct its business in the ordinary course of business consistent with past practice and use its reasonable best efforts to (i) preserve intact its present business organization, (ii) keep available the services of its directors, officers, and key employees, and (iii) preserve the goodwill of and its relationships with its customers, lenders, suppliers and others having material business relationships with it, except (a) for matters set forth on the disclosure letter, (b) for any actions taken to ensure compliance by Sportsman’s Warehouse and its subsidiaries and their respective directors, officers, employees, consultants and customers with any COVID-19 measures, (c) as permitted by the merger agreement, (d) as required by applicable law, or (e) with the prior written consent of Great Outdoors Group (which consent is not to be unreasonably withheld, conditioned or delayed).
Sportsman’s Warehouse has further agreed that, from and after the date of the merger agreement and until the earlier of the effective time and the valid termination of the merger agreement in accordance with its terms, except (i) for matters set forth on the disclosure letter, (ii) for any actions taken to ensure compliance by Sportsman’s Warehouse and its subsidiaries and their respective directors, officers, employees, consultants and customers with any COVID-19 measures, (iii) as required by applicable law, or (iv) with the prior written consent of Great Outdoors Group (which consent is not to be unreasonably withheld, conditioned or delayed), Sportsman’s Warehouse will not, and will not permit its subsidiaries to take certain actions, including the following:
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amend, modify or rescind the certificate of incorporation or bylaws of Sportsman’s Warehouse or amend in any manner adverse to Great Outdoors Group or Merger Sub, the comparable organizational documents of any subsidiary of Sportsman’s Warehouse;

•
split, combine or reclassify any shares of its capital stock;

•
declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock, property or otherwise) in respect of, or enter into any agreement with respect to the voting of, any capital stock of Sportsman’s Warehouse or any of its subsidiaries, other than dividends and distributions by a direct or indirect wholly-owned subsidiary of Sportsman’s Warehouse to its parent;

•
redeem, repurchase or otherwise acquire or offer to redeem, repurchase or otherwise acquire any securities of Sportsman’s Warehouse or any of its subsidiaries, other than (i) withholding of shares of common stock to satisfy tax obligations with respect to awards granted pursuant to Sportsman’s Warehouse’s stock plans and (ii) as required by any employee benefit plan in effect on the date of the merger agreement;

•
issue, deliver, sell, grant, pledge, transfer, subject to any lien (other than permitted liens) or otherwise encumber or dispose of, any securities of Sportsman’s Warehouse or any of its subsidiaries, other than the issuance of (i) any shares of common stock upon the settlement of RSUs that are outstanding on the date of the merger agreement and in accordance with their terms on the date of the merger agreement, (ii) shares of common stock as required by the ESPP or (iii) any securities of a subsidiary of Sportsman’s Warehouse to Sportsman’s Warehouse or any other subsidiary of Sportsman’s Warehouse;

•
amend any term of any securities of Sportsman’s Warehouse or any of its subsidiaries;

•
incur any capital expenditures or any obligations or liabilities in respect thereof, except for (i) those contemplated in disclosure letter and (ii) any unbudgeted capital expenditures not to exceed $2,500,000 individually or $5,000,000 in the aggregate;

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merge or consolidate Sportsman’s Warehouse or any of its subsidiaries with any person or adopt a plan or agreement of, or resolutions providing for or authorizing, complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization, each with respect to Sportsman’s Warehouse or any of its subsidiaries (other than the dissolution of any inactive subsidiary and reorganizations solely among subsidiaries of Sportsman’s Warehouse);

•
acquire or offer to acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any properties, interests or businesses, or any assets or securities in connection with the acquisition of properties, interests or businesses, other than (i) acquisitions for consideration that is individually not in excess of $2,500,000, or in the aggregate not in excess of $5,000,000, (ii) pursuant to existing contracts set forth in the disclosure letter or (iii) acquisitions of third party products and services, inventory or equipment in the ordinary course of business consistent with past practice;

•
sell, lease or otherwise transfer, or create or incur any lien (other than permitted liens) on, any of Sportsman’s Warehouse’s or its subsidiaries’ assets, securities, properties, interests or businesses, other than sales, leases, dispositions or transfers for consideration that is individually not in excess of $2,500,000, or in the aggregate not in excess of $5,000,000, other than (i) pursuant to existing contracts or commitments, or (ii) sales of Sportsman’s Warehouse’s products and services, inventory or used equipment in the ordinary course of business consistent with past practice;

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grant any license under any intellectual property owned by Sportsman’s Warehouse, other than non-exclusive licenses granted to a customer or supplier in the ordinary course of business consistent with past practice;

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make any loans, advances or capital contributions to, or investments in, any other person in excess of $2,500,000 in the aggregate (other than (i) to Sportsman’s Warehouse or any of its subsidiaries in the ordinary course of business consistence with past practice or (ii) accounts receivable and extensions of credit and advances of expenses to employees, in each case, in the ordinary course of business consistent with past practice);

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except in the ordinary course of business consistent with past practice, (i) enter into any contract that would, if entered into prior to the date of the merger agreement, be a material contract or real property lease, (ii) materially modify, materially amend or terminate any real property lease or material contract or (iii) waive, release, terminate, amend, renew or assign any material rights or claims of Sportsman’s Warehouse or any of its subsidiaries under any real property lease or material contract;

•
except (i) as required by the terms of any employee benefit plan as in effect on the date of the merger agreement, (ii) in the ordinary course of business consistent with past practice, (iii) as set forth in the disclosure letter, or (iv) as would not be material to Sportsman’s Warehouse:

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hire any new officer to whom a written offer of employment has not previously been made and accepted prior to the date of the merger agreement;

•
grant to any current or former director or officer of Sportsman’s Warehouse or any of its subsidiaries any increase (or to any current or former employee of Sportsman’s Warehouse or any of its subsidiaries any special or extraordinary increase other than ordinary course annual increases that are consistent with past practice) in compensation, bonus or benefits in addition to those pursuant to arrangements in effect on the date of the merger agreement;

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make any current or former officer, director or employee of Sportsman’s Warehouse a participant in or party to any employee retention, change of control or severance plan or grant any material increase in any employee retention, change of control or severance compensation;

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establish, adopt, enter into or materially amend any employee plan (other than entering into offer letters that contemplate “at will” employment, where permitted by applicable law, or employment agreements consistent with Sportsman’s Warehouse’s past practices in the applicable jurisdiction); or

•
establish, enter into, adopt or materially amend any collective bargaining agreement;

provided, however, that the foregoing shall not restrict Sportsman’s Warehouse or any of its subsidiaries from entering into or making available to newly hired employees, or to employees in the context of promotions based on job performance or to fill a vacant position, employee plans and benefits and compensation practices and arrangements (excluding equity grants) that have a value that is consistent with those previously provided to similarly situated employees or newly hired employees;
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institute, pay, discharge, compromise, settle or satisfy (or agree to do any of the preceding with respect to) any claims, liabilities or obligations (whether absolute, accrued, asserted or unasserted, contingent or otherwise) in excess of $2,500,000 in any individual case or $5,000,000 in the aggregate, other than as required by their terms as in effect on the date of the merger agreement and other than such claims, liabilities or obligations reserved against on Sportsman’s Warehouse’s balance sheet (for amounts not in excess of such reserves); provided, that the payment, discharge, settlement or satisfaction of such claim, liability or obligation does not include any material obligations (other than the payment of money) to be performed by Sportsman’s Warehouse or any of its subsidiaries following the closing;

•
waive, relinquish, release, grant, transfer or assign any right with a value of more than $2,500,000 in any individual case or $5,000,000 in the aggregate;

•
make any material change in any financial accounting principles, methods or practices (including any tax accounting policies or procedures) or any of its methods of reporting income, deductions or other material items for financial or tax accounting purposes, in each case except for any such change required by GAAP or applicable law;

•
voluntarily terminate, cancel, amend or modify any material insurance coverage policy maintained by Sportsman’s Warehouse or any of its subsidiaries that is not concurrently replaced by a comparable amount of insurance coverage, other than renewals in the ordinary course of business consistent with past practice;

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other than in the ordinary course of business consistent with past practice, make, change or revoke any material tax election, change any annual tax accounting period, adopt or change any method of material tax accounting, amend or refile any material tax return, enter into any closing agreement, settle or compromise any tax claim or assessment or consent to any extension or waiver of the statutory period of limitations applicable to any claim or assessment in respect of taxes;

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incur, create, redeem, repurchase, prepay, defease or cancel any debt or issue any debt securities, or assume or guarantee the obligations of any person (other than a wholly owned subsidiary of Sportsman’s Warehouse) for borrowed money, except for borrowings and repayments under Sportsman’s Warehouse’s revolving line of credit facility in effect as of the date of the merger agreement to fund acquisitions of inventory and other working capital purposes (including successive repayments and reborrowings); provided, that Sportsman’s Warehouse shall, at all times between the date of the merger agreement and the effective time, maintain minimum liquidity of at least $50,000,000;

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engage in any transaction with, or enter into any agreement, arrangement or understanding with any affiliate of Sportsman’s Warehouse or other related person covered by Item 404 of Regulation S-K promulgated under the Exchange Act; or

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agree, authorize or commit to do any of the foregoing.

Solicitation Period for Acquisition Proposals
Notwithstanding anything to the contrary contained in the merger agreement, during the go-shop period, Sportsman’s Warehouse and its subsidiaries and their respective directors, officers, employees, affiliates, investment bankers, attorneys, accountants and other advisors or representatives (collectively, we refer to such persons as “Representatives”) had the right to:
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solicit, initiate, propose or induce the making, submission or announcement of, or encourage, facilitate or assist, any proposal or offer that could constitute an acquisition proposal;

•
provide information (including non-public information and data) relating to Sportsman’s Warehouse or any of its subsidiaries and afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Sportsman’s Warehouse or any of its subsidiaries to any person (and its representatives, including potential financing sources) pursuant to an acceptable confidentiality agreement; provided, however, that Sportsman’s Warehouse shall provide to Great Outdoors Group and Merger Sub any non-public information or data that is provided to any person given such access that was not previously provided or made available to Great Outdoors Group or Merger Sub prior to or substantially concurrently with the time it is provided to such person;

•
engage in, enter into, continue or otherwise participate in, any discussions or negotiations with any persons (and their respective Representatives, including potential financing sources) with respect to any acquisition proposals (or inquiries, proposals or offers or other efforts that would reasonably be expected to lead to an acquisition proposal); and

•
cooperate with or assist or participate in or facilitate any such inquiries, proposals, offers, discussions or negotiations or any effort or attempt to make any acquisition proposals.

As promptly as reasonably practicable, and in any event within one business day following the no-shop period start date, Sportsman’s Warehouse agreed to deliver to Great Outdoors Group a written notice setting forth the identity of each excluded party. No acquisition proposals were made to Sportsman’s Warehouse during the go-shop period, and accordingly, there are no excluded parties.
No Solicitation of Acquisition Proposals; Board Recommendation Changes
No Solicitation or Negotiation
Except as expressly permitted under the provisions of the merger agreement discussed in the section above entitled “— Solicitation Period for Acquisition Proposals” or in this section, from the no-shop period start date (or, with respect to an excluded party, from the cut-off time) until the earlier to occur of the valid termination of the merger agreement in accordance with its terms and the effective time, Sportsman’s Warehouse will not, and will cause each of its subsidiaries and its and their respective officers and directors not to, and will instruct its and its subsidiaries’ other Representatives not to, directly or indirectly:
•
solicit, initiate or knowingly facilitate or encourage any proposal or offer that constitutes, or would reasonably be expected to lead to, an acquisition proposal; or

•
engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other person any information in connection with or for the purpose of knowingly encouraging or knowingly facilitating, any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, an acquisition proposal.

Sportsman’s Warehouse shall, and shall cause its subsidiaries, and its and their respective officers and directors to, and shall use its reasonable best efforts to cause its and its subsidiaries’ other Representatives to, immediately after the no-shop period start date (or, with respect to an excluded party, the cut-off time), cease any and all existing solicitation, discussions or negotiations with any persons (or provision of any nonpublic information to any persons) with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, an acquisition proposal, except that Sportsman’s Warehouse may continue to engage in the activities described in the second and third bullet points in the section above entitled “— Solicitation Period for Acquisition Proposals” (subject to compliance with the terms thereof) with respect to any excluded party, including with respect to any amended or modified acquisition proposal submitted by any excluded party following the no-shop period start date until obtaining approval of the merger proposal from Sportsman’s Warehouse’s stockholders, and the restrictions in the provisions of the merger agreement described in the first three paragraphs of this section, which is entitled “— No Solicitation or Negotiation,” shall not apply with respect thereto.
Within five business days following the no-shop period start date (or, with respect to an excluded party, within five business days after approval of the merger proposal is obtained from Sportsman’s Warehouse’s stockholders), Sportsman’s Warehouse shall (i) request in writing that each person that has executed a confidentiality agreement in connection with its consideration of an acquisition proposal or potential acquisition proposal promptly destroy or return to Sportsman’s Warehouse all nonpublic information furnished by Sportsman’s Warehouse or any of its Representatives to such person or any of such person’s Representatives in accordance with the terms of such confidentiality agreement and (ii) terminate access to any physical or electronic data rooms relating to a possible acquisition proposal by such person and its Representatives.
At any time after the no-shop period start date (or, with respect to an excluded party, the cut-off time) and until the earlier to occur of the valid termination of the merger agreement in accordance with its terms and the effective time, Sportsman’s Warehouse shall (i) promptly (and in no event later than 24 hours after receipt) notify Great Outdoors Group in writing in the event that Sportsman’s Warehouse or any of its subsidiaries or its or their Representatives receives an acquisition proposal or any offer, proposal, inquiry or request for information or discussions relating to Sportsman’s Warehouse or its subsidiaries that is or would be reasonably likely to lead to an acquisition proposal or in each case, any amendment or modification to the material terms of any acquisition proposal, including the identity of the person making the acquisition proposal or offer, proposal, inquiry or request and the material terms and conditions thereof (and, if the acquisition proposal is made in writing, an unredacted copy of such acquisition proposal, any relevant proposed transaction agreements and a copy of any financing commitments) and (ii) keep Great Outdoors Group reasonably informed, on a reasonably current basis, as to any material developments with respect to such acquisition proposal, offer, proposal, inquiry or request.
The merger agreement defines the term “acquisition proposal” to mean, other than the transactions contemplated by the merger agreement, any offer or proposal of any third party relating to (i) any acquisition or purchase (including through any lease, exchange, exclusive license, transfer or disposition, in each case, other than in the ordinary course of business consistent with past practice), direct or indirect, of assets equal to 20% or more of the consolidated assets of Sportsman’s Warehouse, or to which 20% or more of the consolidated revenues or earnings of Sportsman’s Warehouse are attributable, or 20% or more of any class of equity or voting securities of Sportsman’s Warehouse, (ii) any tender offer or exchange offer that, if consummated, would result in such third party beneficially owning 20% or more of any class of equity or voting securities of Sportsman’s Warehouse, or (iii) a merger, consolidation, business combination, sale of all or substantially all of the assets, liquidation, dissolution or other similar extraordinary transaction (a) involving Sportsman’s Warehouse or any of its subsidiaries whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of Sportsman’s Warehouse or to which 20% or more of the consolidated revenues or earnings of Sportsman’s Warehouse and its subsidiaries, taken as a whole, are attributable or (b) pursuant to which the stockholders of Sportsman’s Warehouse immediately prior to the consummation of such transaction would, as a result of such transaction, hold less than 80% of the equity interests in the surviving entity of such transaction.
Exceptions to No Solicitation
Notwithstanding the foregoing and anything else to the contrary contained in the merger agreement, if, at any time from and after the no-shop period start date and prior to Sportsman’s Warehouse obtaining stockholder approval of the merger proposal, Sportsman’s Warehouse receives a bona fide written acquisition proposal that is not withdrawn from any person that did not result from a material breach of the no solicitation provisions of the merger agreement described above, and if the Board determines in good faith, after consultation with its financial advisor and outside legal counsel, (i) that such acquisition proposal constitutes or would reasonably be expected to lead to a superior proposal, and (ii) failure to take the actions set forth in the two bullets listed below would reasonably be expected to result in a breach of the Board’s fiduciary duties under applicable law, then Sportsman’s Warehouse and its Representatives may, in response to such acquisition proposal:
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furnish, pursuant to an acceptable confidentiality agreement, information (including non-public information) with respect to Sportsman’s Warehouse and its subsidiaries to the person that has made such written acquisition proposal and its Representatives; provided, that Sportsman’s Warehouse shall, prior to or substantially concurrently with the delivery to such person, provide to Great Outdoors Group any information concerning Sportsman’s Warehouse or any of its subsidiaries that is provided or made available to such person or its Representatives unless such information has been previously provided to Great Outdoors Group; and

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engage in or otherwise participate in discussions or negotiations with the person making such acquisition proposal and its Representatives regarding such acquisition proposal.

If the Board makes the determination described in the preceding paragraph, Sportsman’s Warehouse will promptly (and in any event within 24 hours) notify Great Outdoors Group in writing.
The merger agreement defines the term “superior proposal” to mean a bona fide, written acquisition proposal (with references to 20% or more and 80% in the definition of acquisition proposal being deemed to be replaced with references to a majority) by a third party, which the Board determines in good faith, after consultation with its financial advisor and outside legal counsel to be (i) reasonably likely to be consummated and (ii) more favorable to Sportsman’s Warehouse and its stockholders from a financial point of view than the merger, taking into account all factors which the Board deems relevant (including the financing terms thereof, the conditionality and the timing and likelihood of consummation of such acquisition proposal).

Adverse Recommendation Change
Notwithstanding anything else in the merger agreement to the contrary, from the date of the merger agreement until the earlier to occur of the valid termination of the merger agreement pursuant to its terms and the effective time, except as expressly permitted by the provisions of the merger agreement described in the section below entitled “— Adverse Recommendation Change Exceptions” neither the Board nor any committee thereof shall:
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change, qualify, withhold, withdraw or modify, or authorize or resolve to or publicly propose or announce its intention to change, qualify, withhold, withdraw or modify, in each case in any manner adverse to Great Outdoors Group, the Board recommendation, or fail to include the Board recommendation in the proxy statement;

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adopt, approve, endorse or recommend to Sportsman’s Warehouse’s stockholders, or resolve to or publicly propose or announce its intention to adopt, approve, endorse or recommend to Sportsman’s Warehouse’s stockholders, an acquisition proposal;

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within ten business days of Great Outdoors Group’s written request, fail to make or reaffirm the Board recommendation following the date any acquisition proposal or any material modification thereto is first published or sent or given to Sportsman’s Warehouse’s stockholders; provided, that Great Outdoors Group may not make any such request on more than one occasion in respect of any acquisition proposal or more than one occasion in respect of any material modification of an acquisition proposal;

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fail to recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9 against any acquisition proposal that is a tender offer or exchange offer subject to Regulation 14D promulgated under the Exchange Act within ten business days after the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of such tender offer or exchange offer;

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publicly propose or agree to any of the foregoing (we refer to any actions described in the first five bullets included in this section as an “adverse recommendation change”); or

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cause or direct Sportsman’s Warehouse or any of its subsidiaries to enter into any letter of intent, memorandum of understanding, agreement (including an acquisition agreement, merger agreement, option agreement, expense reimbursement agreement, joint venture agreement or other similar agreement), legally binding commitment or agreement in principle with respect to, or that would reasonably be expected to lead to, any acquisition proposal (other than an acceptable confidentiality agreement in accordance with the merger agreement) (we refer to any such agreement as a “Company Acquisition Agreement”) or publicly propose or agree to do any of the foregoing.

Adverse Recommendation Change Exceptions
Notwithstanding the foregoing and anything else to the contrary set forth in the merger agreement, prior to approval of the merger proposal being obtained from Sportsman’s Warehouse’s stockholders, the Board may, in response to an acquisition proposal received by Sportsman’s Warehouse after the date of the merger agreement that did not result from a material breach of the no solicitation obligations in the merger agreement described in the section above entitled “— No Solicitation or Negotiation,” (i) make an adverse recommendation change or (ii) cause Sportsman’s Warehouse to validly terminate the merger agreement pursuant to a superior proposal termination event in order to cause Sportsman’s Warehouse to enter into a definitive agreement with respect to an acquisition proposal, if the Board has determined in good faith, after consultation with its financial advisor and outside legal counsel and after taking into account any revisions to the terms of the merger agreement that may be offered in writing by Great Outdoors Group in accordance with the procedures described below, that (a) such acquisition proposal constitutes a superior proposal, and (b) the failure to make an adverse recommendation change or cause Sportsman’s Warehouse to validly terminate the merger agreement pursuant to a superior proposal termination event would reasonably be expected to result in a breach of the Board’s fiduciary duties under applicable law; provided, that prior to making such adverse recommendation change or terminating the merger agreement pursuant to a superior proposal termination event:

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Sportsman’s Warehouse must provide Great Outdoors Group at least four business days’ prior written notice of its intention to take such action, including the material terms and conditions of, and the identity of the person making any such superior proposal and contemporaneously provide to Great Outdoors Group a copy of the superior proposal, a copy of any proposed Company Acquisition Agreement and all related documentation;

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during such four business day period following the date on which such notice is received, Sportsman’s Warehouse must and must cause its Representatives to, if requested by Great Outdoors Group, negotiate with Great Outdoors Group in good faith to make such adjustments to the terms and conditions of the merger agreement as Great Outdoors Group may propose;

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upon the end of such notice period (or such subsequent notice period as contemplated by the bullet below), the Board must have considered in good faith any revisions to the terms of the merger agreement proposed in writing by Great Outdoors Group and capable of being accepted by Sportsman’s Warehouse, and must have determined, after consultation with its financial advisor and outside legal counsel, that the superior proposal nevertheless continues to constitute a superior proposal; and

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in the event of any change to any of the financial terms or any other material terms of such superior proposal, Sportsman’s Warehouse shall, in each case, have delivered to Great Outdoors Group an additional notice (consistent with the notice described in the first bullet above) and a new three business day notice period shall commence during which time Sportsman’s Warehouse shall be required to comply with the requirements described in this section anew with respect to such additional notice, including the first three bullets of this paragraph above.

Further, notwithstanding any of the foregoing and anything else to the contrary in the merger agreement, prior to approval of the merger proposal being obtained from Sportsman’s Warehouse’s stockholders, the Board may make an adverse recommendation change in response to an intervening event (as defined below) if it determines in good faith, after consultation with Sportsman’s Warehouse’s financial advisor and outside legal counsel, that the failure of the Board to make an adverse recommendation change would reasonably be expected to result in a breach of the Board’s fiduciary duties under applicable law. The Board may not make such adverse recommendation change until (i) Sportsman’s Warehouse provides Great Outdoors Group at least four business days’ prior written notice of its intention to effect such an adverse recommendation change and specifying the reasons therefor, which notice shall include a description of the applicable intervening event, (ii) during the four business day period following the date on which such notice is received, Sportsman’s Warehouse, if requested by Great Outdoors Group, negotiates, and causes its Representatives to negotiate, in good faith with Great Outdoors Group to make adjustments to the terms and conditions of the merger agreement, and (iii) following the end of such four business day period, the Board, after consultation with Sportsman’s Warehouse’s financial advisor and outside legal counsel and taking into account any revisions to the terms and conditions of the merger agreement proposed in writing by Great Outdoors Group and capable of being accepted by Sportsman’s Warehouse, shall have determined in good faith that the failure of the Board to make such an adverse recommendation change would reasonably be expected to result in a breach of the Board’s fiduciary duties under applicable law.
The merger agreement defines “intervening event” to mean an event, fact, circumstance, development or occurrence that is material to Sportsman’s Warehouse and its subsidiaries, taken as a whole, that (i) is not known to or reasonably foreseeable by the Board as of the date of the merger agreement and did not result from or arise out of the announcement or pendency of the merger agreement; (ii) becomes known to or by the Board prior to obtaining stockholder approval of the merger proposal; and (iii) does not relate to an acquisition proposal or any matter relating thereto or consequence thereof; provided, however, that in no event will the following events or developments constitute an “intervening event”: (a) the receipt, existence or terms of an acquisition proposal or any matter relating thereto or consequence thereof, (b) any events or developments relating to Great Outdoors Group or Merger Sub or any of their subsidiaries or (c) changes in the market price or trading volume of the equity securities of Sportsman’s Warehouse, any changes in the ratings or the ratings outlook for Sportsman’s Warehouse or any of its subsidiaries by any applicable rating agency, any changes in any analyst’s recommendations or ratings with respect to Sportsman’s Warehouse (it being understood that the exceptions described in clause (c) will not prevent or otherwise affect the underlying cause of any such event or development referred to therein from being taken into account in determining whether an intervening event has occurred (to the extent such event or development does not otherwise fall within any of the exceptions provided in clauses (a) or (b))).
Stockholders Meeting
Sportsman’s Warehouse has agreed to cause the special meeting of its stockholders to be duly called and held as soon as reasonably practicable following clearance of this proxy statement (and in any event no more than 45 days after such clearance) by the SEC for the purpose of voting on the adoption of the merger agreement, the adjournment of the special meeting, if necessary to solicit additional proxies if there are not sufficient votes to adopt the merger agreement, and a non-binding advisory proposal to approve change-in-control payments to executives of Sportsman’s Warehouse. Subject to the provisions of the merger agreement discussed above in the sections entitled “— Solicitation Period for Acquisition Proposals” beginning on page 82 and “— No Solicitation of Acquisition Proposals; Board Recommendation Changes” beginning on page 83, the Board has agreed to (i) recommend adoption of the merger agreement by stockholders of Sportsman’s Warehouse, (ii) use its reasonable best efforts to obtain stockholder approval of the merger proposal, and (iii) otherwise comply with all legal requirements applicable to the special meeting.
Filings; Other Actions; Notification
Sportsman’s Warehouse and Great Outdoors Group have agreed to cooperate with each other and use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable law to consummate the merger and the other transactions contemplated by the merger agreement as promptly as practicable, including:
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preparing and filing as promptly as practicable after the date of the merger agreement with any governmental authority all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents;

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obtaining and maintaining all approvals, consents, registrations, permits, authorizations, licenses, waivers and other confirmations required to be obtained from any governmental authority or any other third party that are necessary in connection with the consummation of the transactions contemplated by the merger agreement;

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defending or contesting any action, suit or proceeding challenging the merger agreement or the transactions contemplated by the merger agreement; and

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executing and delivering any additional instruments necessary to consummate the transactions contemplated by the merger agreement.

Each of Great Outdoors Group and Sportsman’s Warehouse is required to make (i) an appropriate filing of a notification and report form pursuant to the HSR Act as promptly as practicable (and in any event within ten business days after the date of the merger agreement) and (ii) each other appropriate filing required by the antitrust laws of any applicable foreign jurisdiction as promptly as practicable (and in any event within ten business days after the date of the merger agreement).
Each of Great Outdoors Group and Sportsman’s Warehouse is also required to use reasonable best efforts to certify compliance as soon as reasonably practicable with any request under applicable antitrust laws for additional information, documents, or other materials received by each of them or any of their respective subsidiaries or affiliates from any governmental authority in respect of such filings or such transactions, and cooperate with each other in connection with any such filing, and in connection with resolving any investigation or other inquiry of any governmental authority under applicable antitrust laws with respect to any such filing or any such transaction; provided, however, that subject to reasonable consultation with Sportsman’s Warehouse, Great Outdoors Group will make the final determination as to the appropriate course of action regarding obtaining clearance from any governmental authority under applicable antitrust laws and resolving any investigation or other inquiry of any governmental authority under any applicable antitrust laws.
Notwithstanding the foregoing, none of Great Outdoors Group, Merger Sub nor any of their affiliates will be obligated to consent to any divestiture or other structural or conduct relief obligations with respect to its or Sportsman’s Warehouse’s assets or business in order to obtain clearance from any such governmental authority.

Employee Benefits Matters
Great Outdoors Group has agreed that employees of Sportsman’s Warehouse and any subsidiary of Sportsman’s Warehouse who continue to be employed after the effective time (which we refer to collectively as the “continuing employees”) will, during the period commencing at the effective time and ending on the first anniversary of the effective time (or, if earlier, the termination date of the employee), be provided with (i) base salary or wages, and target cash incentive compensation opportunity no less favorable, and (ii) other employee benefits (other than equity compensation) no less favorable in the aggregate, in each case, than the compensation and benefits (other than any equity-based compensation, ESPP participation and severance benefits) provided to such continuing employee immediately prior to the effective time.
Additionally, during the period commencing on the effective time and ending on the first anniversary of the effective time (or, if earlier, until all obligations have been satisfied), Great Outdoors Group has agreed to assume, honor and continue the employment, severance, change in control, retention and termination plans and agreements maintained by Sportsman’s Warehouse prior to the effective time and set forth in the disclosure letter.
From and after the effective time, Great Outdoors Group has agreed to (i) for purposes of determining eligibility to participate and vesting and for purposes of determining the level of benefits under any vacation, paid time off or severance plan only, ensure that each continuing employee’s employment with Sportsman’s Warehouse or any of its subsidiaries (including certain predecessors) will be treated as if such service were with Great Outdoors Group, Merger Sub or their affiliates (except to the extent it would result in a duplication of benefits or apply to benefit accruals under any defined benefit pension plan), (ii) use its commercially reasonable efforts to cause any pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods under welfare benefit plans of Great Outdoors Group or its affiliates to be waived with respect to the continuing employees, except to the extent such conditions would not have been satisfied or waived under comparable plans immediately prior to the effective time, and (iii) use its commercially reasonable efforts to give each continuing employee credit for eligible expenses for co-payments, deductible, and similar expenses paid under the Sportsman’s Warehouse benefit plans the continuing employee participated in prior to the effective time for purposes of satisfying the co-payment, deductible, and out-of-pocket expense requirements under the relevant benefit plans of Great Outdoors Group or its affiliates in which the continuing employees will participate for the plan year in which the effective time occurs.
Other Covenants and Agreements
The merger agreement contains certain other covenants and agreements, including covenants relating to:
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with respect to Sportsman’s Warehouse, giving Great Outdoors Group and its Representatives access to certain information during the period from the date of the merger agreement to the earlier of the effective time and valid termination of the merger agreement in accordance with its terms, and reasonable access during normal business hours to employees, offices (subject to Sportsman’s Warehouse taking actions to ensure compliance by Sportsman’s Warehouse and its subsidiaries and their respective directors, officers and employees with any COVID-19 measures), properties, books and records;

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cooperation between Sportsman’s Warehouse and Great Outdoors Group in the preparation of this proxy statement;

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cooperation between Sportsman’s Warehouse and Great Outdoors Group in connection with press releases and other public announcements with respect to the merger or the merger agreement;

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notification by each party in response to certain events, including, among others, (i) written notice or other written communications from any person alleging the consent of such person is or may be required in connection with the transactions contemplated by the merger agreement, (ii) any written notice or other written communication from any governmental authority in connection with the transactions contemplated by the merger agreement, (iii) any actions, suits, claims, investigations or proceedings commenced or, to their knowledge, threatened against Sportsman’s Warehouse or any of its subsidiaries or Great Outdoors Group or any of its subsidiaries, as the case may be, that relate to the consummation of the transactions contemplated by the merger agreement, and (iv) any representation or warranty made in the merger agreement becoming untrue or inaccurate and such inaccuracy or breach would cause the applicable party to fail to satisfy any condition to closing of the merger related to performance of covenants and agreements or accuracy of representations and warranties;
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with respect to Sportsman’s Warehouse, taking all reasonable steps intended to cause any dispositions of our common stock (including derivatives thereof) resulting from the transactions contemplated by the merger agreement by each individual who is a covered person for purposes of Section 16 of the Exchange Act to be exempt under Rule 16b-3 promulgated under the Exchange Act; and

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cooperation between Sportsman’s Warehouse and Great Outdoors Group in the defense or settlement of any litigation brought by Sportsman’s Warehouse stockholders against Sportsman’s Warehouse relating to transactions contemplated by the merger agreement.

Conditions to the Merger
The respective obligations of Sportsman’s Warehouse, Great Outdoors Group and Merger Sub to consummate the merger are subject to the satisfaction of the following conditions:
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the affirmative vote of the holders of a majority of the outstanding shares of our common stock in favor of the adoption of the merger agreement;

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no restraint will be in effect enjoining or otherwise prohibiting the consummation of the merger; and

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any applicable waiting period (and any extensions thereof) under the HSR Act relating to the merger will have expired or been terminated.

The obligations of Great Outdoors Group and Merger Sub to consummate the merger are subject to the satisfaction of the following further conditions:
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Sportsman’s Warehouse must have performed or complied with, in all material respects, all of its obligations under the merger agreement required to be performed by it at or prior to the effective time;

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the representations and warranties of Sportsman’s Warehouse regarding the absence of a material adverse effect since February 1, 2020 must be true in all respects as of the date of the merger agreement and as of the effective time as if made at and as of such time;

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the representations and warranties of Sportsman’s Warehouse and its subsidiaries regarding organization, good standing and qualification, corporate authority and approval, and the capitalization and ownership of Sportsman’s Warehouse’s subsidiaries, and the representations and warranties of Sportsman’s Warehouse regarding broker’s and finder’s fees, the opinion of its financial advisor, and the inapplicability of certain takeover statutes (disregarding all materiality and material adverse effect qualifications contained therein) must be true in all material respects as of the date of the merger agreement and at and as of the effective time as if made at and as of such time (other than such representations and warranties that by their terms address matters only as of another specified time, which must be true only as of such time);

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the representations and warranties of Sportsman’s Warehouse regarding certain aspects of its capital structure (disregarding all materiality and material adverse effect qualifications contained therein) must be true and correct in all but de minimis respects as of the date of the merger agreement and as of the effective time as if made at and as of such time (other than such representations and warranties that by their terms address matters only as of another specified time, which must be true only as of such time);

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Sportsman’s Warehouse’s other representations and warranties set forth in the merger agreement (disregarding all materiality and material adverse effect qualifications contained therein) must be true and correct as of the date of the merger agreement and at and as of the effective time as if made at and as of such time (other than such representations and warranties that by their terms address matters only as of another specified time, which must be true only as of such time) with only such exceptions as would not have, individually or in the aggregate, a material adverse effect;

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Great Outdoors Group must have received a certificate signed on behalf of Sportsman’s Warehouse by an executive officer of Sportsman’s Warehouse, certifying as to the satisfaction of all of the above conditions; and

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since the date of the merger agreement, a material adverse effect on Sportsman’s Warehouse shall not have occurred.

Sportsman’s Warehouse’s obligations to consummate the merger are subject to the satisfaction of the following further conditions:
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each of Great Outdoors Group and Merger Sub must have performed, in all material respects, all of its obligations under the merger agreement required to be performed by it at or prior to the effective time;

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the representations and warranties of Great Outdoors Group and Merger Sub regarding availability of funds and contracts or commitments with directors, officers and stockholders of Sportsman’s Warehouse must be true in all respects at and as of the effective time as if made at and as of such time (other than such representations and warranties that by their terms address matters only as of another specified time, which must be true only as of such time);

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the representations and warranties of Great Outdoors Group and Merger Sub regarding organization, good standing and qualification, corporate authority and approval, must be true in all material respects at and as of the effective time as if made at and as of such time (other than such representations and warranties that by their terms address matters only as of another specified time, which must be true only as of such time);

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Great Outdoors Group’s and Merger Sub’s other representations and warranties set forth in the merger agreement (disregarding all materiality and parent material adverse effect qualifications contained therein) must be true at and as of the effective time as if made at and as of such time (other than such representations and warranties that by their terms address matters only as of another specified time, which must be true only as of such time) with only such exceptions as would not have, individually or in the aggregate, a parent material adverse effect; and

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Sportsman’s Warehouse must have received a certificate signed by an executive officer of Great Outdoors Group as to the satisfaction of all of the above conditions.

Termination
Sportsman’s Warehouse and Great Outdoors Group may, by mutual written agreement, terminate the merger agreement and abandon the merger at any time prior to the effective time.
The merger agreement may also be terminated and the merger abandoned at any time prior to the effective time, as follows:
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by either Sportsman’s Warehouse or Great Outdoors Group if:

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the merger has not been consummated on or before the end date (which date will be automatically extended for up to an additional 90 days if any applicable waiting period (and any extensions thereof) under the HSR Act relating to the merger has not expired or been terminated on or prior to the end date); provided, that this right to terminate the merger agreement due to failure of the merger to be consummated on or before the end date will not be available to any party whose breach of any provision of the merger agreement primarily results in the failure of the merger to be consummated by the end date (with Great Outdoors Group and Merger Sub being deemed a single party for the purposes of the foregoing proviso);

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any restraint is in effect permanently enjoining or otherwise permanently prohibiting the consummation of the merger, and such restraint has become final and non-appealable, which we refer to as a “restraint termination event”; provided, that this right to terminate the merger agreement due to any such restraint will not be available to any party whose breach of any provision of the merger agreement results in such restraint; or

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at a meeting of the stockholders of Sportsman’s Warehouse called for the purpose of voting on the merger proposal (including any adjournment or postponement thereof), approval of the merger proposal is not obtained from the stockholders of Sportsman’s Warehouse upon a vote taken thereon;

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by Great Outdoors Group, if:

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prior to obtaining approval of the merger proposal from the stockholders of Sportsman’s Warehouse, the Board makes an adverse recommendation change, which we refer to as an “adverse recommendation change termination event”;

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any member of the Board or any executive officer of Sportsman’s Warehouse, has breached, or has caused or directed Sportsman’s Warehouse, its subsidiaries or their respective Representatives to breach, in any material respect, no solicitation obligations under the provisions of the merger agreement described in the section above entitled “— No Solicitation of Acquisition Proposals; Board Recommendation Changes” beginning on page 83, provided, that Great Outdoors Group will only be permitted to terminate the merger agreement in the event of such breach if Great Outdoors Group exercises such termination right no later than the earlier of (i) the date that is 10 days after Great Outdoors Group learns or is made aware of such breach and (ii) the date immediately preceding the date that approval of the merger proposal is obtained from the stockholders of Sportsman’s Warehouse, which we refer to as a “no solicitation termination event”; or

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a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Sportsman’s Warehouse set forth in the merger agreement has occurred that would cause Sportsman’s Warehouse to fail to satisfy the applicable condition to closing of the merger related to performance of Sportsman’s Warehouse’s covenants and agreements or accuracy of representations and warranties by Sportsman’s Warehouse; provided, that, Great Outdoors Group may not terminate the merger agreement upon such breach or failure to perform (i) prior to the earlier of (a) 30 days following Sportsman’s Warehouse’s receipt of written notice of such breach or failure to perform from Great Outdoors Group and of Great Outdoors Group’s intention to terminate the merger agreement, and (b) the end date, it being understood that Great Outdoors Group may not terminate the merger agreement if such breach or failure to perform is cured, if capable of cure, prior to the end of the period described in this clause (i); or (ii) if Great Outdoors Group’s breach of any provision of the merger agreement would cause the applicable condition to the closing of the merger related to the performance of Great Outdoors Group’s covenants and agreements or accuracy of representations and warranties by Great Outdoors Group to not be satisfied;

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by Sportsman’s Warehouse, if:

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prior to obtaining approval of the merger proposal from the stockholders of Sportsman’s Warehouse, in accordance with, and subject to compliance with the terms and conditions of the provisions of the merger agreement described in the section above entitled “— Adverse Recommendation Change Exceptions” beginning on page 85 in order to enter into a Company Acquisition Agreement to effect a superior proposal (with such Company Acquisition Agreement being entered into substantially concurrently with the termination of the merger agreement); provided, that, Sportsman’s Warehouse pays the applicable termination fee to Great Outdoors Group substantially concurrently with such termination, as described in the section below entitled “— Termination Fees”, which we refer to as the “superior proposal termination event”; or

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a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Great Outdoors Group or Merger Sub has occurred that would cause Great Outdoors Group or Merger Sub to fail to satisfy the applicable condition to closing of the merger related to performance of Great Outdoors Group and Merger Sub’s covenants and agreements or accuracy of representations and warranties by Great Outdoors Group and Merger Sub; provided, that Sportsman’s Warehouse may not terminate the merger agreement upon such breach or failure to perform (i) prior to the earlier of (a) 30 days following Great Outdoors Group’s receipt of written notice of such breach or failure to perform from Sportsman’s

Warehouse and of Sportsman’s Warehouse’s intention to terminate the merger agreement, and (b) the end date, it being understood that Sportsman’s Warehouse may not terminate the merger agreement if such breach or failure to perform is cured, if capable of cure, prior to the end of the period described in this clause (i); or (ii) if Sportsman’s Warehouse’s breach of any provision of the merger agreement would cause the applicable condition to the closing of the merger related to the performance of Sportsman’s Warehouse’s covenants and agreements or accuracy of representations and warranties by Sportsman’s Warehouse to not be satisfied.
Termination Fees
In certain circumstances, Sportsman’s Warehouse or Great Outdoors Group may be required to pay to the other party a termination fee if the merger agreement is terminated.
A termination fee would be payable by Sportsman’s Warehouse if any of the following occur:
•
Sportsman’s Warehouse terminates the merger agreement pursuant to a superior proposal termination event, in which case Sportsman’s Warehouse must pay Great Outdoors Group (or its designees) a termination fee in the amount of $23,000,000 substantially concurrently with such termination, provided, that the termination fee payable by Sportsman’s Warehouse in the event of such termination would be $9,000,000 if such termination occurred prior to the no-shop period start date or with respect to a superior proposal made by an excluded party, prior to the cut-off time;

•
Great Outdoors Group terminates the merger agreement pursuant to an adverse recommendation change termination event or a no solicitation termination event, in which case Sportsman’s Warehouse must pay Great Outdoors Group (or its designee) a termination fee in the amount of $23,000,000 as promptly as reasonably practicable (and, in any event, within two business days after such termination); or

•
if (i) after December 21, 2020 and prior to obtaining approval of the merger proposal from the stockholders of Sportsman’s Warehouse, a bona fide acquisition proposal has been publicly made, publicly announced or otherwise communicated to the Board or to Sportsman’s Warehouse or has been made directly to the stockholders of Sportsman’s Warehouse generally (and in, any such case, such acquisition proposal is not withdrawn), (ii) thereafter, (a) either Great Outdoors Group or Sportsman’s Warehouse terminates the merger agreement for the failure of the merger to be consummated by the end date (at a time when Great Outdoors Group is also entitled to terminate the merger agreement for such failure) or for failure to obtain approval of the merger proposal from the stockholders of Sportsman’s Warehouse, or (b) Great Outdoors Group terminates the merger agreement pursuant to a no solicitation termination event, and (iii) within 12 months after such termination, Sportsman’s Warehouse consummates any acquisition proposal or enters into a definitive agreement in respect of any acquisition proposal that is later consummated (in each case, the references to “20%” in the definition of “acquisition proposal” being deemed to be references to “50%”); in which case Sportsman’s Warehouse must pay Great Outdoors Group a termination fee in the amount of $23,000,000 on the date of consummation of such acquisition proposal.

A termination fee would be payable by Great Outdoors Group in the following circumstances:
•
If the merger agreement is terminated by Great Outdoors Group or Sportsman’s Warehouse pursuant to any restraint termination event and if the applicable restraint is in connection with or pursuant to any antitrust law, Great Outdoors Group must pay Sportsman’s Warehouse a termination fee in the amount of $55,000,000 concurrently with such termination, in the case of a termination by Great Outdoors Group, or within two business days following such termination, in the case of a termination by Sportsman’s Warehouse; provided that no termination fee shall be payable by Great Outdoors Group if Sportsman’s Warehouse’s breach of the merger agreement resulted in such restraint; or

•
If (i) the merger agreement is terminated by Great Outdoors Group or Sportsman’s Warehouse for the failure of the merger to be consummated by the end date and (ii) as of the time of the termination, either (a) a restraint remains in effect enjoining or otherwise prohibiting the consummation of the merger, or (b) any applicable waiting period (or extension thereof) under the HSR Act relating to the merger has not expired or been terminated (solely due to a restraint arising under, or an applicable law that is, an antitrust law), then Great Outdoors Group must pay Sportsman’s Warehouse a termination fee in the amount of $55,000,000 concurrently with such termination, in the case of a termination by Great Outdoors Group, or within two business days following such termination, in the case of a termination by Sportsman’s Warehouse; provided that no termination fee shall be payable if Sportsman’s Warehouse’s breach of the merger agreement resulted in the failure of the merger to be consummated by the end date.
Directors’ and Officers’ Indemnification and Insurance
The obligations of Sportsman’s Warehouse and its subsidiaries under their respective organizational documents and all agreements in respect of all rights to indemnification, exculpation from liability and advancement of expenses, in effect as of the date of the merger agreement between Sportsman’s Warehouse or any of its subsidiaries and any of their respective present or former directors, officers, employees or agents (which we refer to as the “indemnified persons”) shall survive the merger and may not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any indemnified person.
For six (6) years after the effective time, the surviving corporation (and each of its subsidiaries) and Great Outdoors Group will cause the organizational documents of the surviving corporation and its subsidiaries to contain provisions that are no less advantageous with respect to elimination of liability of directors, indemnification of officers, directors and employees, and advancement of expenses than are presently set forth in the organizational documents of Sportsman’s Warehouse and its subsidiaries as of the date of the merger agreement.
Additionally, for six (6) years after the effective time, the surviving corporation will indemnify and hold harmless all indemnified persons to the fullest extent permitted by the DGCL and any other applicable law in the event of any threatened or actual claim, suit, action, proceeding or investigation, whether civil, criminal or administrative, based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that such indemnified person is or was a director, officer, employee or agent of Sportsman’s Warehouse, its subsidiaries or any of their respective predecessors, or (ii) the merger agreement or any of the transactions contemplated thereby, whether in any case asserted or arising before, on or after the effective date. Neither Great Outdoors Group nor the surviving corporation will settle, compromise or consent to the entry of a judgment in any threatened or actual claim for which indemnification could be sought by an indemnified person under the merger agreement, unless such settlement, compromise or consent includes an unconditional release of such indemnified person from all liability arising out of such claim or such indemnified person otherwise consents in writing to such settlement, compromise or consent. Great Outdoors Group and the surviving corporation will cooperate with an indemnified person in the defense of any matter for which such indemnified person could seek indemnification under the merger agreement.
Prior to the effective time, Sportsman’s Warehouse will, or if Sportsman’s Warehouse is unable to, Great Outdoors Group will cause the surviving corporation to, obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of Sportsman’s Warehouse’s existing directors’ and officers’ insurance policies and Sportsman’s Warehouse’s existing fiduciary liability insurance policies, in each case for a claims reporting or discovery period of at least six (6) years from and after the effective time with respect to any claim related to any period of time at or prior to the effective time with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under Sportsman’s Warehouse’s existing policies; provided that Sportsman’s Warehouse will give Great Outdoors Group a reasonable opportunity to participate in the selection of such “tail” insurance policy and Sportsman’s Warehouse shall give good faith consideration to any comments made by Great Outdoors Group with respect thereto; and provided, that the annual premium for such “tail” insurance policy shall not exceed 300% of the annual premium paid by Sportsman’s Warehouse in its last full fiscal year, and if the cost for such “tail” insurance policy exceeds such amount, then Sportsman’s Warehouse (or the surviving corporation, as the case may be) shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.
The indemnified persons have the right to enforce the provisions of the merger agreement relating to their indemnification. Such provisions may not be terminated or modified in such a manner as to adversely affect any indemnified person without the prior written consent of such indemnified person.

If Great Outdoors Group or the surviving corporation (i) consolidates with or merges into any other person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys its properties and assets to any person, then proper provision must be made so that such continuing or surviving corporation or entity or transferee of such assets, as the case may be, assumes the obligations set forth above relating to the indemnified person.
Expenses
Except as otherwise provided in the merger agreement, all costs and expenses incurred in connection with the merger agreement will be paid by the party incurring such cost or expense.
Specific Performance
Sportsman’s Warehouse, Great Outdoors Group and Merger Sub have agreed that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties to the merger agreement do not perform their obligations under the merger agreement in accordance with its specified terms or otherwise breach such provisions. Sportsman’s Warehouse, Great Outdoors Group and Merger Sub have further agreed that each party is entitled to an injunction or injunctions, specific performance or any other equitable relief to prevent breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement without proof of damages.
Amendments
The merger agreement may be amended or waived prior to the effective time if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to the merger agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. However, once the merger proposal has been adopted by Sportsman’s Warehouse’s stockholders, there may not be any amendment or waiver that requires further approval by Sportsman’s Warehouse’s stockholders without such approval having been obtained in addition to any other remedy to which such parties are entitled under the merger agreement at law or in equity.
Governing Law
The merger agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.

PROPOSAL 2: NON-BINDING, ADVISORY VOTE ON MERGER-RELATED COMPENSATION
FOR SPORTSMAN’S WAREHOUSE’S NAMED EXECUTIVE OFFICERS
This section sets forth the information required by Item 402(t) of the SEC’s Regulation S-K regarding compensation for each named executive officer of Sportsman’s Warehouse that is based on, or otherwise relates to, the merger. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section we use such term to describe the merger-related compensation that may be payable to our named executive officers. The “golden parachute” compensation that may be payable to these individuals is subject to a non-binding, advisory vote of Sportsman’s Warehouse’s stockholders, as described below in this section.
The table below sets forth, for the purposes of this golden parachute disclosure, the approximate amount of the payments and benefits that each of Sportsman’s Warehouse’s named executive officers could receive, assuming that (i) the effective time occurred on July 1, 2021 (which is the assumed date solely for purposes of this golden parachute compensation disclosure), (ii) each of Sportsman’s Warehouse’s named executive officers experienced a qualifying termination (as defined in Mr. Barker’s employment agreement and Mr. Julian’s severance agreement, each as described on pages 68 and 69 above) and received his severance payments at such time, and (iii) none of the named executive officers would receive “excess parachute payments” subject to an excise tax under Section 4999 of the Code. The amounts below are determined using the merger consideration of $18.00 per share, and are based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table. These amounts are based upon the named executive officer’s compensation levels in effect on January 31, 2021 and outstanding equity awards on January 31, 2021. As a result of the foregoing assumptions, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below. For a narrative description of the terms and conditions applicable to the payments quantified in the table below, see “The Merger — Interests of Certain Persons in the Merger” on page 66.
Golden Parachute Compensation
Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)
Jon Barker	1,495,000	9,126,666	54,169	10,675,835
Robert K. Julian	537,708	3,941,118	38,612	4,517,438

(1)
The estimated amount listed in this column for Mr. Barker represents the aggregate value of cash severance (i.e., continued payment of executive’s base salary for 18 months plus a pro-rata portion of Mr. Barker’s target annual cash bonus amount for fiscal year 2021 payable in lump sum) that Mr. Barker would be entitled to receive from Sportsman’s Warehouse under his employment agreement upon a “double trigger” qualifying termination, where Mr. Barker is terminated by Sportsman’s Warehouse without gross misconduct or by Mr. Barker for good reason on or after a change in control of Sportsman’s Warehouse (the terms “gross misconduct,” and “good reason” are each defined in Mr. Barker’s employment agreement). The estimated amount listed in this column for Mr. Julian represents the aggregate value of cash severance (i.e., continued payment of executive’s base salary for 12 months plus a pro-rata portion of Mr. Julian’s target annual cash bonus amount for fiscal year 2021 payable in lump sum) that Mr. Julian would be entitled to receive from Sportsman’s Warehouse under his severance agreement upon a qualifying termination, where Mr. Julian is terminated by Sportsman’s Warehouse without gross misconduct or by Mr. Julian for good reason (the terms “gross misconduct,” and “good reason” are each defined in Mr. Julian’s severance agreement). For additional information, see the section entitled “The Merger — Interests of Certain Persons in the Merger — Potential Payments Upon Termination or Change in Control” beginning on page 68.

The following table quantifies each separate form of cash compensation included in the aggregate total reported in the column (as in effect on January 31, 2021).

Name	Continued Payment of Base Salary ($)	Pro-Rata Annual Target Bonus Payment ($)	Total ($)
Jon Barker	1,170,000	325,000	1,495,000
Robert K. Julian	445,000	92,708	537,708

(2)
Pursuant to the terms of the merger agreement, each outstanding Sportsman’s Warehouse RSU and PSU award held by Mr. Barker or Mr. Julian immediately prior to the effective time will be cashed out as described in the section entitled “The Merger — Interests of Certain Persons in the Merger — Treatment of Outstanding Equity-Based Awards” beginning on page 66.

For purposes of this note and the table above, (i) the value of each outstanding Sportsman’s Warehouse RSU award is calculated by using the merger consideration of $18.00 per share multiplied by the number of shares of our common stock subject to the Sportsman’s Warehouse RSU award, and (ii) the value of each outstanding PSU award is calculated using the merger consideration of $18.00 per share multiplied by the number of PSUs equal to the sum of the maximum number of PSUs subject to the award corresponding to each of the fiscal year 2020, fiscal year 2021 and fiscal year 2022 performance periods.
The following table illustrates the allocation of the aggregate total reported in the column for each named executive officer’s (i) Sportsman’s Warehouse RSUs and (ii) Sportsman’s Warehouse PSUs (with the number of PSUs determined as described above).
Name	RSUs ($)	PSUs (at Maximum Level of Performance) ($)	Total ($)
Jon Barker	6,009,462	3,117,204	9,126,666
Robert K. Julian	2,582,334	1,358,784	3,941,118
As additional information, the following table illustrates the executive officers’ respective RSU and PSU values, calculated as described above, except with the number of PSUs determined taking into account (i) 200% of the target number of PSUs corresponding to the fiscal year 2020 performance period, and (ii) 100% of the target number of PSUs corresponding to each of the fiscal year 2021 and fiscal year 2022 performance period.
Name	RSUs ($)	PSUs($)	Total ($)
Jon Barker	6,009,462	2,078,136	8,087,598
Robert K. Julian	2,582,334	905,850	3,488,184

(3)
This column includes the estimated amount of Mr. Barker’s COBRA premiums for medical insurance for 18 months ($31,669), which will be provided if Mr. Barker’s employment is terminated by Sportsman’s Warehouse without gross misconduct, or by Mr. Barker for good reason, on or after a change in control (the terms “gross misconduct” and “good reason” are each defined in Mr. Barker’s employment agreement). With respect to Mr. Julian, this column includes the estimated amount of Mr. Julian’s COBRA premiums for medical insurance for 12 months ($21,112), which will be provided if Mr. Julian’s employment is terminated by Sportsman’s Warehouse without gross misconduct or by Mr. Julian for good reason (the terms “gross misconduct” and “good reason” are each defined in Mr. Julian’s severance agreement). Mr. Barker’s and Mr. Julian’s agreements are further described in the section entitled “The Merger — Interests of Certain Persons in the Merger — Potential Payments Upon Termination or Change in Control” beginning on page 68. This column also includes $17,500 for each executive officer for Sportsman’s Warehouse’s obligation to reimburse the executive officers for the legal fees they incur in connection with the review and negotiation of their employment arrangements in connection with the merger, assuming that each executive officer is reimbursed for half of the total aggregate reimbursement that has been approved ($35,000). Mr. Barker is also eligible to receive continued participation in Sportsman’s Warehouse’s employee merchandise discount program for 12 months after his termination where Mr. Barker’s employment is terminated by Sportsman’s Warehouse without gross misconduct or by Mr. Barker for good reason. While the value of this benefit to Mr. Barker cannot be determined at this time as it is dependent upon the extent to which Mr. Barker would purchase company merchandise during that 12-month period, for purposes of these disclosures, we have assumed the value of this benefit to Mr. Barker is $5,000, which is approximately the amount of the employee discount on the items Mr. Barker purchased from Sportsman’s Warehouse in 2020. The employee discount benefit does not result in any incremental cost to Sportsman’s Warehouse.
Merger-Related Compensation Proposal
Pursuant to Section 14A of the Exchange Act and Rule 14a-21(c) thereunder, Sportsman’s Warehouse is seeking non-binding, advisory stockholder approval of the compensation of Sportsman’s Warehouse’s named executive officers that is based on or otherwise relates to the merger as disclosed above in this section. The proposal gives Sportsman’s Warehouse’s stockholders the opportunity to express their views on the merger-related compensation of Sportsman’s Warehouse’s named executive officers.
Accordingly, Sportsman’s Warehouse is asking Sportsman’s Warehouse stockholders to vote in favor of the adoption of the following resolution, on a non-binding, advisory basis:
“RESOLVED, that the compensation that will or may be paid or become payable to Sportsman’s Warehouse’s named executive officers in connection with the merger, and the agreements or understandings pursuant to which such compensation will or may be paid or become payable, in each case as disclosed pursuant to Item 402(t) of Regulation S-K under the heading “Proposal 2: Non-Binding, Advisory Vote on Merger-Related Compensation for Sportsman’s Warehouse’s Named Executive Officers” (which disclosure includes the Golden Parachute Compensation Table required pursuant to Item 402(t) of Regulation S-K) are hereby APPROVED.”
Approval of the proposal to approve the merger-related executive compensation requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote “AGAINST” approval of the compensation proposal. In addition, if you do not submit a valid proxy or virtually attend the special meeting to vote your shares of common stock or if you hold your shares of common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares on the proposal to approve the merger-related executive compensation, your shares will not be voted at the special meeting and will not be counted in determining the outcome of the proposal to approve the merger-related executive compensation.
The vote on the proposal to approve the merger-related executive compensation is a vote separate and apart from the vote on the merger proposal. Accordingly, you may vote to approve the merger proposal and vote not to approve the proposal to approve the merger-related executive compensation and vice versa. If the merger is completed, the merger-related compensation will be paid to Sportsman’s Warehouse’s named executive officers to the extent payable in accordance with the terms of the compensation agreements and arrangements even if Sportsman’s Warehouse common stockholders fail to approve the proposal to approve the merger-related executive compensation.
The Board unanimously recommends a vote “FOR” the proposal to approve the merger-related executive compensation.

PROPOSAL 3: ADJOURNMENT OF THE SPECIAL MEETING
Sportsman’s Warehouse may seek to adjourn the special meeting from time to time to a later date or time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting (or any adjournment thereof) to adopt and approve the merger agreement. We do not intend to move to a vote on this adjournment proposal if the merger proposal is approved by the requisite number of shares of Sportsman’s Warehouse common stock at the special meeting.
In this adjournment proposal, Sportsman’s Warehouse’s stockholders are being asked to approve a proposal that will give the Board the authority to adjourn the special meeting from time to time to a later date or time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting (or any adjournment thereof) to approve the merger proposal. If the stockholders approve this adjournment proposal, we could adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against the merger proposal to defeat that proposal, we could adjourn the special meeting without a vote on the merger proposal and seek to convince the holders of those shares to change their votes to votes in favor of the merger proposal.
If the special meeting is adjourned, Sportsman’s Warehouse stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. If you sign and return a proxy and do not indicate how you wish to vote on any proposal, or if you indicate how you wish to vote on the merger proposal and leave the Sportsman’s Warehouse adjournment proposal blank, your shares will be voted in favor of the Sportsman’s Warehouse adjournment proposal even if you voted against one or more of the other proposals.
The approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote “AGAINST” approval of the adjournment proposal. If you do not submit a valid proxy or virtually attend the special meeting to vote your shares of common stock or if you hold your shares of common stock in street name and fail to instruct your broker, bank or other nominee how to vote your shares on the adjournment proposal, your shares will not be voted at the special meeting and will not be counted in determining the outcome of the adjournment proposal. In addition, even if a quorum is not present at the special meeting, either the chairman of the Board or the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote thereon may adjourn the special meeting to another place, date or time until a quorum shall be present or represented.
The Board unanimously recommends a vote “FOR” the adjournment proposal.

MARKET PRICE OF COMMON STOCK
Our common stock is listed for trading on Nasdaq under the symbol “SPWH.”
The closing price of our common stock on Nasdaq on December 21, 2020, the last trading day prior to the public announcement of the execution of the merger agreement, was $12.65 per share. On [•], 2021, the most recent practicable date before this proxy statement was mailed to our stockholders, the closing price for our common stock on Nasdaq was $[•] per share. In addition, the merger consideration represents a premium of approximately 46.2% and 32.5% to the 7-day and 180-day, respectively, volume weighted average price per share of our common stock prior to the public announcement of the execution of the merger agreement. You are encouraged to obtain current market quotations for our common stock in connection with voting your shares of common stock.
Sportsman’s Warehouse does not pay dividends, and the merger agreement prohibits us from declaring or paying any dividend or other distribution with respect to our common stock.
If the merger is completed, our common stock will be delisted from Nasdaq and deregistered under the Exchange Act, and there will be no further market for our common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of January 29, 2021, the number and percentage of outstanding shares of our common stock beneficially owned by each person known by us to beneficially own more than 5% of such stock, by each director and named executive officer, and by all current directors and executive officers as a group.
We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has sole or shared “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as otherwise indicated in the footnotes to the table below, we believe that the beneficial owners of the Sportsman’s Warehouse common stock listed below, based on the information furnished by such owners, have sole voting power and investment power with respect to such shares, subject to applicable community property laws. We have based our calculation of the percentage of beneficial ownership on 43,648,226 shares of Sportsman’s Warehouse common stock issued and outstanding as of January 29, 2021.
In computing the number of shares of Sportsman’s Warehouse common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Sportsman’s Warehouse common stock as to which the person has the right to acquire beneficial ownership within 60 days of January 29, 2021, including shares of our common stock underlying RSUs and PSUs that are currently releasable or releasable within 60 days of January 29, 2021. We did not deem these shares outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South, Suite A, West Jordan, Utah 84088. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Beneficially Owned
5% Stockholders
T. Rowe Price(1)	5,527,037	12.67%
BlackRock, Inc.(2)	3,048,042	6.98%
Magnetar Financial LLC(3)	3,000,332	6.87%
Franklin Resources, Inc.(4)	2,878,016	6.59%
BBRC Asset Management US, LLC(5)	2,446,225	5.60%
Cannell Capital LLC(6)	2,360,213	5.41%
Directors and Named Executive Officers
Jon Barker(7)	242,062	*
Robert K. Julian(8)	23,944	*
Joseph P. Schneider(9)	80,336	*
Martha Bejar(10)	20,900	*
Christopher Eastland(11)	2,687	*
Gregory P. Hickey(12)	52,605	*
Richard McBee(13)	51,456	*
Philip Williamson(14)	15,337	*
All Current Directors and Executive Officers as a group (9 persons)	489,327	1.12%

*
Less than 1.0% of total.

(1)
Based on a Schedule 13G/A filed with the SEC by T. Rowe Price Associates, Inc. and T. Rowe Price Small-Cap Value Fund, Inc. on February 14, 2020. According to the Schedule 13G/A, as of December 31, 2019, T. Rowe Price Associates, Inc. has sole voting power over 1,241,884 shares of common stock and sole dispositive power. The Schedule 13G/A also discloses that T. Rowe Price Small-Cap Value Fund, Inc. has sole voting power over 4,239,253 shares of common stock. The address of each of T. Rowe Price Associates, Inc. and T. Rowe Price Small-Cap Value Fund, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

(2)
Based on a Schedule 13G/A filed with the SEC by BlackRock, Inc. on February 1, 2021. According to the Schedule 13G/A, as of December 31, 2020, BlackRock, Inc. has sole voting power over 3,004,344 shares of common stock, and sole dispositive power over 3,048,042 shares of common stock. The address of BlackRock, Inc. is 55 East 52nd Street New York, New York 10055.

(3)
Based on a Schedule 13D filed with the SEC by Magnetar Financial LLC on January 6, 2021. According to the Schedule 13D as of December 27, 2020, Magnetar Financial LLC, Magnetar Capital Partners LP, Supernova Management LLC and Alec N. Litowitz have shared voting power over 3,000,332 shares of common stock, and shared dispositive power over 3,000,332 shares of common stock. The address of Magnetar Financial LLC is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(4)
Based on a Schedule 13G/A filed with the SEC by Franklin Resources, Inc. (“FRI”), Charles B. Johnson, Rupert H. Johnson, Jr., and Franklin Advisers, Inc. on February 5, 2020. According to the Schedule 13G/A, as of December 31, 2019, FRI has sole voting power over 2,878,016 shares of common stock. According to the Schedule 13G/A, Charles B. Johnson and Rupert H. Johnson, Jr. each own in excess of 10% of the outstanding common stock of FRI and are the principal stockholders of FRI. As such, they may be deemed to be the beneficial owners of securities held by persons and entities for whom or for which FRI subsidiaries provide investment management services. The Schedule 13G/A states that FRI, Charles B. Johnson and Rupert H. Johnson, Jr. each disclaim any pecuniary interest in any of such securities. The address of FRI is One Franklin Parkway, San Mateo, California, 94403.

(5)
Based on a Schedule 13G filed with the SEC by BBRC Asset Management US, LLC on March 26, 2020. According to the Schedule 13G, as of March 16, 2020, BBRC Asset Management US, LLC and Lars Munson have shared voting power over 2,446,225 shares of common stock, and shared dispositive power over 2,446,225 shares of common stock. The address of BBRC Asset Management US, LLC is 330 Madison Avenue, 20th Floor, New York, NY 10017. The Schedule 13G also discloses that Lars Munson may be considered a control person over BBRC Asset Management US, LLC.

(6)
Based on a Schedule 13G/A filed with the SEC by Cannell Capital LLC on February 14, 2020. According to the Schedule 13G/A, as of December 31, 2019, Cannell Capital LLC and J. Carlo Cannell have shared voting power over 2,360,213 shares of common stock, and shared dispositive power over 2,360,213 shares of common stock. The address of Cannell Capital LLC is 245 Meriwether Circle, Alta, WY 83414.

(7)
Includes (i) 191,576 shares held directly by Mr. Barker, (ii) 28,863 shares of common stock issuable pursuant to restricted stock units vesting on March 24, 2021, and (iii) 21,623 shares of common stock held by Karen Seaman with whom the reporting person shares a household. Mr. Barker disclaims beneficial ownership of the shares of common stock held by Ms. Seaman, except to the extent of his indirect pecuniary interests, if any, in those shares. This report shall not be deemed an admission that Mr. Barker is the beneficial owner of such securities for purposes of Section 16 or for any other purpose. Does not include (i) 50,237 restricted stock units vesting on April 16, 2021, (ii) 90,735 restricted stock units vesting in two equal annual installments beginning on April 16, 2021, (iii) 57,726 restricted stock units vesting in two equal annual installments beginning on March 24, 2022, and (iv) 106,297 restricted stock unites vesting on April 16, 2022.

(8)
Includes 11,363 shares held directly by Mr. Julian and 12,581 shares of common stock issuable pursuant to restricted stock units vesting on March 24, 2021. Does not include (i) 19,102 restricted stock units vesting in three equal annual installments beginning on April 16, 2021, (ii) 25,163 restricted stock units vesting in two equal annual installments beginning on March 24, 2022, and (iii) 86,617 restricted stock units vesting on April 16, 2022.

(9)
Includes 7,229 shares of common stock issuable pursuant to restricted stock units vesting within 60 days of January 29, 2021. Does not include 2,410 restricted stock units vesting in three equal monthly installments beginning on April 3, 2021.

(10)
Includes 4,714 shares of common stock issuable pursuant to restricted stock units vesting within 60 days of January 29, 2021. Does not include 1,572 restricted stock units vesting in three equal monthly installments beginning on April 3, 2021.

(11)
Includes 2,687 shares of common stock issuable pursuant to restricted stock units vesting within 60 days of January 29, 2021. Does not include 1,343 restricted stock units vesting in three equal monthly installments beginning on April 3, 2021.

(12)
Includes 4,714 shares of common stock issuable pursuant to restricted stock units vesting within 60 days of January 29, 2021. Does not include 1,572 restricted stock units vesting in three equal monthly installments beginning on April 3, 2021.

(13)
Includes 4,714 shares of common stock issuable pursuant to restricted stock units vesting within 60 days of January 29, 2021. Does not include 1,572 restricted stock units vesting in three equal monthly installments beginning on April 3, 2021.

(14)
Includes 4,714 shares of common stock issuable pursuant to restricted stock units vesting within 60 days of January 29, 2021. Does not include 1,572 restricted stock units vesting in three equal monthly installments beginning on April 3, 2021.

APPRAISAL RIGHTS
If the merger is completed, Sportsman’s Warehouse’s stockholders who do not vote in favor of the merger proposal and who properly demand appraisal of their shares of our common stock, and otherwise comply with the requirements for perfecting and preserving appraisal rights, will be entitled to appraisal rights under Section 262 of the DGCL.
Pursuant to Section 262 of the DGCL, if you do not wish to accept the merger consideration provided for in the merger agreement, you have the right to demand appraisal of your shares of our common stock and to receive payment in cash for the fair value of your shares of our common stock as of the effective time, exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value (or, in certain circumstances described below, on the difference between the amount determined to be the fair value and the amount paid to each stockholder entitled to appraisal prior to the entry of judgment in the appraisal proceeding). The fair value per share of your shares of our common stock as determined by the Delaware Court of Chancery in an appraisal proceeding may be less than, equal to or more than the merger consideration that you would otherwise be entitled to receive under the terms of the merger agreement. These rights are known as appraisal rights. Sportsman’s Warehouse’s stockholders who do not vote in favor of the merger proposal, who properly demand appraisal for their shares in compliance with the provisions of Section 262 of the DGCL and who continue to hold their shares of record from the date of making the demand for appraisal through the effective time will be entitled to such appraisal rights. Strict compliance with the statutory procedures set forth in Section 262 of the DGCL is required. Failure to follow precisely any of the statutory requirements may result in the loss of your appraisal rights.
This section is intended only as a brief summary of certain provisions of the statutory procedures that a stockholder must follow under the DGCL in order to seek and perfect appraisal rights. This summary, however, is not a complete statement of all applicable requirements and the law pertaining to appraisal rights under the DGCL, and is qualified in its entirety by reference to Section 262 of the DGCL, the full text of which appears in Annex C to this proxy statement. The following summary does not constitute any legal or other advice, nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 262 of the DGCL.
Pursuant to Section 262 of the DGCL, when a merger agreement will be submitted for adoption at a meeting of stockholders, a company must notify each of its stockholders who were stockholders of record on the record date for notice of such meeting, with respect to shares for which appraisal rights are available, not less than 20 days before the meeting to vote on the merger agreement, that appraisal rights are available. A copy of Section 262 of the DGCL must be included with the notice.
This proxy statement constitutes Sportsman’s Warehouse’s notice pursuant to Section 262 of the DGCL to our stockholders that appraisal rights are available in connection with the merger and the full text of Section 262 of the DGCL is attached to this proxy statement as Annex C, in compliance with the requirements of Section 262 of the DGCL. If you wish to exercise your appraisal rights, you should carefully review the text of Section 262 of the DGCL contained in Annex C. Failure to strictly comply, timely and properly, with the requirements of Section 262 of the DGCL may result in the loss of your appraisal rights. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of our common stock, Sportsman’s Warehouse encourages stockholders considering exercising such rights to seek the advice of financial and legal counsel.
If you wish to demand appraisal of your shares of our common stock, you must satisfy each of the following conditions: (i) you must deliver to Sportsman’s Warehouse a written demand for appraisal of your shares of our common stock before the vote is taken on the merger proposal at the special meeting, which written demand must reasonably inform us of the identity of the stockholder of record of shares of our common stock who intends to demand appraisal of his, her or its shares of our common stock (provided that if you do not hold record ownership of your shares, such demand must be made by or on behalf of the record holder thereof); (ii) you must hold your shares of our common stock from the date of making such demand through the effective time; (iii) you must not vote or submit a proxy in favor of, or consent in writing to, the merger proposal with respect to your shares of our common stock for which you intend to demand appraisal; and (iv) you or any other stockholder or beneficial owner of shares of our common stock entitled to demand appraisal in connection with the merger must file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of our common stock of all such stockholders within 120 days after the effective time. Sportsman’s Warehouse, as the surviving corporation to the merger, is under no obligation to file any such petition and has no present intent of doing so. Accordingly, it is your obligation to initiate all necessary action to perfect your appraisal rights in respect of your shares of our common stock within the time prescribed in Section 262 of the DGCL.
If any of these conditions is not satisfied with respect to any of your shares of our common stock and the merger is completed, your shares of our common stock will be deemed to have been converted as of the effective time into the right to receive the merger consideration for such shares of our common stock, without interest, as provided in the merger agreement, but you will lose your appraisal rights with respect to such shares of our common stock. A vote in favor of the adoption and approval of the merger agreement and merger, by proxy submitted by mail, over the Internet, by telephone or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A proxy with respect to any shares of our common stock that is submitted and does not contain voting instructions will, unless revoked, be voted “FOR” the merger proposal, result in the loss of the stockholder’s right of appraisal with respect to such shares and nullify any previously delivered written demand for appraisal in respect thereof. Therefore, a stockholder who submits a proxy for his, her or its shares of our common stock in favor of the adoption and approval of the merger agreement and the merger or that does not contain voting instructions and who wishes to exercise appraisal rights with respect to such shares must either revoke such proxy, submit a later-dated proxy with respect to such shares containing instructions to vote “AGAINST” the merger proposal or “ABSTAIN” from voting on the merger proposal. A stockholder who submits a proxy for his, her or its shares of our common stock and who wishes to exercise appraisal rights with respect to such shares may also submit a proxy containing instructions to vote “AGAINST” the merger proposal or attend the special meeting virtually and vote in person “AGAINST” the merger proposal or “ABSTAIN” from voting on the merger proposal with respect to such shares. Voting against or failing to vote for the merger proposal by itself does not constitute a demand for appraisal within the meaning of Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote on the merger proposal.
All demands for appraisal (i) should be addressed to Sportsman’s Warehouse Holdings, Inc., Attention: Secretary, 1475 West 9000 South, Suite A, West Jordan, Utah 84088, (ii) must be delivered to Sportsman’s Warehouse before the vote is taken to approve the merger proposal at the special meeting, and (iii) must be executed by, or on behalf of, the applicable stockholder of record of the shares of our common stock for which appraisal is sought. The demand will be sufficient if it reasonably informs Sportsman’s Warehouse of the identity of the stockholder and the intention of the stockholder to demand appraisal of the fair value of his, her or its shares of our common stock. A stockholder’s failure to deliver to Sportsman’s Warehouse the written demand for appraisal prior to the taking of the vote on the merger proposal at the special meeting will result in the loss of appraisal rights.
Only a stockholder of record of shares of our common stock is entitled to demand an appraisal of the shares registered in that holder’s name on the date the written demand for appraisal is made. Accordingly, to be effective, a demand for appraisal by a holder of our common stock must be made by, or on behalf of, the stockholder of record. The demand should set forth, fully and correctly, the record stockholder’s name as it appears on the stockholder’s stock certificate(s) or in the transfer agent’s records, and in the case of uncertificated shares, should specify the stockholder’s mailing address and the number of shares registered in the stockholder’s name. The demand should state that the person intends thereby to demand appraisal of the stockholder’s shares in connection with the merger. The demand cannot be made by the beneficial owner if he or she is not also the stockholder of record of such shares of our common stock. If the beneficial owner is not the stockholder of record of such shares, the beneficial holder must have the applicable stockholder of record, such as a bank, broker or other nominee, submit the required demand in respect of those shares of our common stock. If you hold your shares of our common stock through a broker, bank or other nominee and you wish to exercise your appraisal rights, you should consult with your broker, bank or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee and obtaining notice of the effective time.

If shares of our common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal must be made in that capacity. If the shares of our common stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand must be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the stockholder or stockholders of record and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the stockholder or stockholders of record. A stockholder of record, such as a bank, broker or other nominee, who holds shares of our common stock as a nominee for others may exercise his or her right of appraisal with respect to such shares of our common stock held for one or more beneficial owners, while not exercising this right with respect to shares of our common stock held for other beneficial owners. In that case, the written demand should state the number of shares of our common stock as to which appraisal is sought. Where no number of shares of our common stock is expressly mentioned, the demand will be presumed to cover all shares of our common stock held in the name of the stockholder of record. If a stockholder holds shares of our common stock through a broker who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as the record owner.
Within ten days after the effective time, Sportsman’s Warehouse, as the surviving corporation in the merger, must give notice of the date that the merger became effective to each of Sportsman’s Warehouse’s stockholders of record who has demanded appraisal in accordance with Section 262 of the DGCL and who did not vote in favor of the merger proposal. At any time within 60 days after the effective time, any stockholder who has demanded an appraisal but has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw the stockholder’s demand and accept the merger consideration, without interest, in accordance with the terms of the merger agreement for that holder’s shares of our common stock by delivering to Sportsman’s Warehouse, as the surviving corporation, a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the effective time will require written approval of Sportsman’s Warehouse, as the surviving corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, with such approval conditioned upon such terms as the Delaware Court of Chancery deems just; provided that the foregoing will not affect the right of any stockholder that has made an appraisal demand but that has not commenced an appraisal proceeding or joined such proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the merger consideration, without interest, less any required withholding taxes, pursuant to the merger agreement within 60 days after the effective time. If Sportsman’s Warehouse, as the surviving corporation, does not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to any stockholder who withdraws such stockholder’s demand for appraisal within 60 days after the effective time, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder will be entitled to receive only the appraised value of his, her or its shares of our common stock determined in any such appraisal proceeding, plus interest, if any, which value may be less than, equal to or more than the merger consideration that such stockholders would otherwise be entitled to receive in accordance with the terms of the merger agreement.
Within 120 days after the effective time, but not thereafter, either Sportsman’s Warehouse, as the surviving corporation, or any stockholder who has complied with the requirements of Section 262 of the DGCL and is otherwise entitled to appraisal rights under Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of our common stock held by all such stockholders. Upon the filing of the petition by a stockholder, service of a copy of such petition shall be made upon Sportsman’s Warehouse, as the surviving corporation. Sportsman’s Warehouse, as the surviving corporation, has no obligation to file such a petition, has no present intention to file a petition and holders should not assume that the surviving corporation will file a petition. Accordingly, it is the obligation of the holders of our common stock to initiate all necessary petitions to perfect their appraisal rights in respect of shares of our common stock within the time prescribed in Section 262 of the DGCL, and the failure of a stockholder to file such a petition within the period specified in Section 262 of the DGCL could nullify the stockholder’s previous written demand for appraisal. In addition, within 120 days after the effective time, any stockholder who has properly complied with the requirements of Section 262 of the DGCL and who did not vote in favor of the merger proposal will be entitled to receive from the surviving corporation, upon written request, a statement setting forth the aggregate number of shares of our common stock not voted in favor of the merger proposal and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The statement must be mailed within ten days after such written request has been received by Sportsman’s Warehouse, as the surviving corporation, or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later. A person who is the beneficial owner of shares of our common stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition for appraisal or request from the surviving corporation such statement.
If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to Sportsman’s Warehouse, as the surviving corporation, then Sportsman’s Warehouse, as the surviving corporation, will be obligated, within 20 days after receiving service of a copy of the petition, to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares of our common stock and with whom agreements as to the value of their shares of our common stock have not been reached. After notice to stockholders who have demanded appraisal and Sportsman’s Warehouse, as the surviving corporation, from the Register in Chancery, if such notice is ordered by the Delaware Court of Chancery, the Delaware Court of Chancery is empowered to conduct a hearing upon the petition and determine those stockholders who have complied with Section 262 of the DGCL and who have become entitled to the appraisal rights provided by Section 262 of the DGCL and shall give notice of the time and place fixed for the hearing on the petition by registered or certified mail to Sportsman’s Warehouse, as the surviving corporation, and all the holders of shares of our common stock who have properly and timely demanded an appraisal and who have not withdrawn such demand on the list at the addresses shown therein. Notice will also be published by at least one publication at least one week before the day of the hearing in a newspaper of general circulation published in the City of Wilmington, Delaware, or in another publication deemed advisable by the Delaware Court of Chancery. The Delaware Court of Chancery may require stockholders who have demanded payment for their shares of our common stock and who hold stock represented by certificates to submit their stock certificates to the Register in Chancery for notation of the pendency of the appraisal proceedings; if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder. Additionally, and notwithstanding anything herein to the contrary, because our common stock will have been publicly listed on Nasdaq immediately prior to the effective time, the Delaware Court of Chancery is required under Section 262 of the DGCL to dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (i) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of our common stock or (ii) the value of the consideration provided in the merger for such total number of shares of common stock exceeds $1 million.
After determination by the Delaware Court of Chancery of the stockholders entitled to appraisal of their shares of our common stock, the appraisal proceeding is conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the fair value of the shares of our common stock as of the effective time after taking into account all relevant factors exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value (or, in certain circumstances described below, on the difference between the amount determined to be the fair value and the amount paid to each stockholder entitled to appraisal prior to the entry of judgment in the appraisal proceeding). When the fair value has been determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon accrued during the pendency of the proceedings, if the Delaware Court of Chancery so determines, by Sportsman’s Warehouse, as the surviving corporation, to the stockholders entitled to receive the same, upon surrender by those stockholders of the certificates representing their shares of our common stock or, in the case of holders of uncertificated shares of our common stock, forthwith. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective time through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective time and the date of payment of the judgment. Notwithstanding anything herein to the contrary, at any time before the entry of judgment in the proceedings, Sportsman’s Warehouse, as the surviving corporation, has the right, pursuant to Section 262 of the DGCL, to pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter only upon the sum of (i) the difference, if any, between the amount paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (ii) interest theretofore accrued, unless paid at that time.
You should be aware that an investment banking opinion as to the fairness from a financial point of view of the consideration to be received in a sale transaction, such as the merger, is not an opinion as to “fair value” under Section 262 of the DGCL. Although we believe that the merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and stockholders should recognize that such an appraisal could result in a determination of a value that may be less than, equal to or more than the merger consideration that stockholders would otherwise be entitled to receive in accordance with the terms of the merger agreement. Moreover, we do not anticipate offering more than the merger consideration to any stockholder exercising appraisal rights and reserve the right to assert, in any appraisal proceeding, that, for purposes of Section 262 of the DGCL, the fair value of a share of our common stock is less than the merger consideration. In determining “fair value,” the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that in making this determination of fair value, the court must consider market value, asset value, dividends, earnings, future prospects, the nature of the enterprise and any other factors which were known, or which could be ascertained as of the date of the merger which “throw any light on future prospects of the merged corporation.” Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
Upon application by Sportsman’s Warehouse, as the surviving corporation, or by any holder of our common stock entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any holder of shares of our common stock whose name appears on the verified list and who has submitted such stockholder’s stock certificates, if any, to the Delaware Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights. The Delaware Court of Chancery will direct the payment of the fair value of our shares of common stock, together with interest, if any, by Sportsman’s Warehouse, as the surviving corporation, to the stockholders entitled thereto. Payment will be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and in the case of holders of shares of our common stock represented by certificates upon the surrender to Sportsman’s Warehouse, as the surviving corporation, of such stockholder’s certificates.
The costs of the appraisal proceeding (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and imposed upon the surviving corporation and the stockholders participating in the appraisal proceeding by the Delaware Court of Chancery, as it deems equitable in the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts used in the appraisal proceeding, to be charged pro rata against the value of all shares of our common stock entitled to appraisal. Any stockholder who demanded appraisal rights will not, after the effective time, be entitled to vote shares of our common stock subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares of our common stock, other than with respect to payment as of a record date prior to the effective time. If no petition for appraisal is filed within 120 days after the effective time, or if the stockholder otherwise fails to perfect, successfully withdraws or loses such holder’s right to appraisal, then the right of that stockholder to appraisal will cease and that stockholder will be deemed to have been automatically canceled, ceased to exist, and converted at the effective time into the right to receive the merger consideration (without interest) for each of his, her or its shares of our common stock pursuant to the merger agreement. Inasmuch as Sportsman’s Warehouse has no obligation to file such a petition, and Sportsman’s Warehouse has no present intention to do so, any holder of shares of our common stock who desires such a petition to be filed is advised to file it on a timely basis. A stockholder will fail to perfect or effectively lose the right to appraisal if no petition for appraisal is filed within 120 days after the effective time.
Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL may result in the loss of a stockholder’s statutory appraisal rights.
The process of demanding and exercising appraisal rights requires compliance with the prerequisites of Section 262 of the DGCL. In view of the complexity of Section 262 of the DGCL, Sportsman’s Warehouse’s stockholders who may wish to pursue appraisal rights are encouraged to consult their legal and financial advisors. To the extent there are any inconsistencies between the foregoing summary and Section 262 of the DGCL, Section 262 of the DGCL will govern.

DELISTING AND DEREGISTRATION OF COMMON STOCK
If the merger is completed, our common stock will be delisted from Nasdaq and deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC on account of our common stock.
SUBMISSION OF STOCKHOLDER PROPOSALS
If the merger is consummated, we will not have public stockholders, and there will be no public participation in any future stockholder meetings.
The deadline to receive stockholder proposals under Rule 14a-8 of the Exchange Act to be considered for inclusion in Sportsman’s Warehouse’s proxy statement for the 2021 annual meeting of stockholders (which we refer to as the “2021 Annual Meeting”) was December 18, 2020 (which was 120 calendar days prior to the one-year anniversary of the date Sportsman’s Warehouse’s proxy statement for Sportsman’s Warehouse’s 2020 annual meeting was first mailed or made available to stockholders). If, however, the date of the 2021 Annual Meeting is changed by more than 30 days from the anniversary date of the previous year’s annual meeting of stockholders on June 3, 2020, then the deadline will be a reasonable time before we begin to print and mail proxy materials for the 2021 Annual Meeting. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and related proxy for the 2021 Annual Meeting in accordance with regulations governing the solicitation of proxies.
Stockholders who wish to nominate persons for election to the Board at the 2021 Annual Meeting or wish to present a proposal at the 2021 Annual Meeting, but whose stockholder proposal will not be included in the proxy materials Sportsman’s Warehouse distributes for such meeting, must deliver written notice of the nomination or proposal to Sportsman’s Warehouse’s Secretary no earlier than the close of business on February 3, 2021 and no later than the close of business on March 5, 2021 (provided, however, that if the 2021 Annual Meeting is more than 30 days before or more than 70 days after the anniversary of this year’s meeting, nominations and proposals must be received no earlier than the close of business on the 120th day prior to the date of the 2021 Annual Meeting and no later than the close of business on the 90th day prior to the date of the 2021 Annual Meeting or the tenth day following the day on which public announcement of the date of the 2021 Annual Meeting is first made). The stockholder’s written notice must include certain information concerning the stockholder and each nominee as specified in Section 2.15 of our bylaws. If a stockholder’s written notice is not received between the dates specified above and does not satisfy these additional informational requirements, the notice will not be considered properly submitted and will not be acted upon at the 2021 Annual Meeting. A stockholder’s written notice should be sent to the attention of the Secretary, Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South, Suite A, West Jordan, Utah 84088.

WHERE YOU CAN FIND MORE INFORMATION
Sportsman’s Warehouse files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC, including us. The address of that site is www.sec.gov.
You can also review Sportsman’s Warehouse’s SEC filings on its web site at www.sportsmans.com. Through links on the “Investor Relations” portion of our website, we make available free of charge our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, any amendments to those reports and other information filed with, or furnished to, the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act. Such material is made available through our website as soon as reasonably practicable after we electronically file the information with, or furnish it to, the SEC. The information contained on or that can be accessed through our website does not constitute part of this proxy statement, other than documents that we file with the SEC that are specifically incorporated by reference into this proxy statement.
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE
The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference herein is deemed to be part of this proxy statement. This proxy statement incorporates by reference the documents and reports listed below (other than, in each case, the portions that are deemed to have been furnished and not filed in accordance with SEC rules):
•
our Annual Report on Form 10-K, for the fiscal year ended February 1, 2020, filed with the SEC on April 9, 2020;

•
our Quarterly Reports on Form 10-Q, for the quarterly period ended May 2, 2020, filed with the SEC on June 5, 2020, for the quarterly period ended August 1, 2020, filed with the SEC on September 4, 2020 and for the quarterly period ended October 31, 2020, filed with the SEC on December 3, 2020; and

•
our Current Reports on Form 8-K, filed with the SEC on June 5, 2020, July 10, 2020 and December 21, 2020.

We also incorporate by reference the information contained in all other documents we file with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than the portions that are deemed to have been furnished and not filed in accordance with SEC rules, unless otherwise indicated therein) on or after the date of this proxy statement and through the date on which the special meeting is held (including any adjournments or postponements thereof). Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.
We will provide, free of charge, to each person, including any beneficial owner, to whom a proxy statement is delivered a copy of any or all of the documents incorporated by reference into this proxy statement (including any exhibits that are specifically incorporated by reference in those documents). Any such request can be made by writing or telephoning us at the following address and telephone number:
Sportsman’s Warehouse Holdings, Inc.
1475 West 9000 South, Suite A
West Jordan, Utah 84088
Tel: (801) 566-6681
You should rely only on the information contained in this proxy statement, including the annexes attached hereto or the information incorporated by reference herein, to vote your shares at the special meeting of Sportsman’s Warehouse stockholders. We have not authorized anyone to provide you with information or any representation about the merger that is different from, or in addition to, that contained in this proxy statement. You should not assume that the information contained in this proxy statement is accurate as of any date other than the date of this proxy statement, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

Annex A
Execution Copy
AGREEMENT AND PLAN OF MERGER
dated as of
December 21, 2020
among
SPORTSMAN’S WAREHOUSE HOLDINGS, INC.,
GREAT OUTDOORS GROUP, LLC
and
PHOENIX MERGER SUB I, INC.

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER
AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated as of December 21, 2020 among Sportsman’s Warehouse Holdings, Inc., a Delaware corporation (the “Company”), Great Outdoors Group, LLC, a Delaware limited liability company (“Parent”), and Phoenix Merger Sub I, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”).
WITNESSETH:
WHEREAS, each of the Company Board and the Board of Directors of Merger Subsidiary (a) have adopted and deemed it advisable and in the best interests of the Company and Merger Subsidiary and the respective stockholders of the Company and Merger Subsidiary to adopt and approve this Agreement pursuant to which, among other things, Parent would acquire the Company by means of a merger of Merger Subsidiary with and into the Company on the terms and subject to the conditions set forth in this Agreement, (b) have approved the execution, delivery and performance by the Company and Merger Subsidiary of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, and (c) have resolved to recommend adoption of this Agreement and approval of the transactions contemplated hereby, including the Merger, by the respective stockholders of the Company and Merger Subsidiary.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:
ARTICLE 1
Definitions
Section 1.01.   Definitions. (a) As used herein, the following terms have the following meanings:
“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Acceptable Confidentiality Agreement” means a confidentiality agreement that contains provisions that are no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreements (excluding, for this purpose, the Confidentiality Agreements referenced in clause (b) and clause (c) of such definition), provided, that such confidentiality agreement may contain a less restrictive or no standstill restriction, in which case the Confidentiality Agreement (excluding, for this purpose, the Confidentiality Agreements referenced in clause (b) and clause (c) of such definition) shall be deemed to be amended to contain only such less restrictive provision, or to omit such provision, as applicable. The Company shall provide Parent with copies of any Acceptable Confidentiality Agreements promptly following execution thereof.
“Acquisition Proposal” means, other than the transactions contemplated by this Agreement, any offer or proposal of any Third Party relating to (a) any acquisition or purchase (including through any lease, exchange, exclusive license, transfer or disposition, in each case, other than in the ordinary course of business consistent with past practice), direct or indirect, of assets equal to 20% or more of the consolidated assets of the Company or to which 20% or more of the consolidated revenues or earnings of the Company are attributable or 20% or more of any class of equity or voting securities of the Company, (b) any tender offer or exchange offer that, if consummated, would result in such Third Party beneficially owning 20% or more of any class of equity or voting securities of the Company, or (c) a merger, consolidation, business combination, sale of all or substantially all of the assets, liquidation, dissolution or other similar extraordinary transaction (i) involving the Company or any of its Subsidiaries whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of the Company or to which 20% or more of the consolidated revenues or earnings of the Company and its Subsidiaries, taken as a whole, are attributable or (ii) pursuant to which the stockholders of the Company immediately prior to the consummation of such transaction would, as a result of such transaction, hold less than 80% of the equity interests in the surviving entity of such transaction.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person; provided, that, for the avoidance of doubt, as it applies to Parent and Merger Sub, “Affiliate” shall not include minority members, shareholders or co-investors of such entities. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto.
“Antitrust Authority” means the Federal Trade Commission, the Department of Justice, any attorney general of any state of the United States, the European Commission or any other competition authority of any jurisdiction.
“Applicable Law” means, with respect to any Person, any federal, state, local or foreign statute, law (including common law), ordinance, code, rule, Order or regulation enacted, adopted, promulgated or applied by a Governmental Authority that is legally binding upon and applicable to such Person.
“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York, are authorized or required by Applicable Law to close.
“Code” means the Internal Revenue Code of 1986, as amended.
“Company Balance Sheet” means the consolidated balance sheet of the Company as of February 1, 2020 and the notes thereto set forth in the Company’s Form 10-K filed with the SEC for the fiscal year ended February 1, 2020.
“Company Balance Sheet Date” means February 1, 2020.
“Company Board” means the Board of Directors of the Company.
“Company Disclosure Letter” means the disclosure letter dated the date of this Agreement regarding this Agreement that has been provided by the Company to Parent and Merger Subsidiary.
“Company Owned IP” means any and all Intellectual Property that is owned or purportedly owned by the Company or any of its Subsidiaries (including any and all Company Registered IP).
“Company Registered IP” means all of the Registered IP owned or purportedly owned by the Company or any of its Subsidiaries.
“Company Stock” means shares of common stock, par value $0.01 per share, of the Company.
“Company Stock Plans” means each plan or non-plan award agreement pursuant to which stock options or other equity awards have been granted to current or former employees, officers, directors or other service providers of the Company.
“Company Termination Fee” shall mean (a) if payable in connection with a valid termination of this Agreement by the Company pursuant to Section 10.01(d)(i) prior to the No-Shop Period Start Date or, with respect to a Superior Proposal made by an Excluded Party prior to the Cut-Off Time, an amount in cash equal to $9,000,000 and (b) if payable in any other circumstance, an amount in cash equal to $23,000,000.
“Confidentiality Agreements” mean, collectively, (a) the letter agreement between Parent and the Company dated October 19, 2020, (b) the confidentiality agreement between Parent and the Company dated November 11, 2020 and (c) the clean team agreement between Parent and the Company, dated December 8, 2020.
“Contract” means any legally binding contract, agreement, note, bond, indenture, lease, license, or other written or oral agreement that is in force and effect.
“COVID-19” means the COVID-19 or SARS-CoV-2 virus (or any mutation or variation thereof).
“COVID-19 Measures” means, as applicable to the Company or its Subsidiaries, any quarantine, “shelter in place”, “stay at home”, workforce reduction, social distancing, shut down, closure or sequester order, guideline or recommendation of any Governmental Authority or as required by any Applicable Law, in each case, in connection with or in response to COVID-19.
“Delaware Law” means the General Corporation Law of the State of Delaware.
“Environmental Laws” means any law or other legal requirement pertaining to the environment, pollution, protection of worker health and safety, or exposure of Persons to Hazardous Substances, and relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, Release, threatened Release, re-use, recycling, reclamation, removal, remediation, control or cleanup of any Hazardous Substance in the environment, and including but not limited to the Clean Air Act, as amended (42 U.S.C. § 7401 et seq.), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, including the Superfund Amendments and Reauthorization Act of 1986, each as amended (42 U.S.C. § 9601 et seq.) (“CERCLA”), the Federal Water Pollution Control Act, as amended (33 U.S.C. § 1251 et seq.), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. § 6901 et seq.) (“RCRA”), the Safe Drinking Water Act, as amended (42 U.S.C. § 300f et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. § 2601 et seq.), the Oil Pollution Act of 1990 (33 U.S.C. § 2701 et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. § 5101 et seq.), the Emergency Planning and Community Right to Know Act, as amended (42 U.S.C. § 11001 et seq.), the Occupational Safety and Health Act, as amended (29 U.S.C. § 651 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. § 136 et seq.), and any foreign, state or local laws analogous to any of the foregoing, together with all judicial interpretations thereof.
“Environmental Permits” means all Permits required by Environmental Laws for the operation of the business of the Company or any of its Subsidiaries as currently conducted.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” of any entity means any other entity that, together with such entity, would be treated as a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Code.
“ESPP” means the Company’s Employee Stock Purchase Plan.
“Excluded Party” shall mean any Person or group of Persons from whom the Company or any of its Representatives has received an Acquisition Proposal after the execution of this Agreement and prior to the No-Shop Period Start Date that the Company Board determines in good faith (such determination to be made prior to the No-Shop Period Start Date and after consultation with its outside legal advisor and financial advisor) constitutes or would be reasonably expected to lead to a Superior Proposal; provided that any Person shall cease to be an Excluded Party if, at any time after the No-Shop Period Start Date, the Acquisition Proposal submitted by such Person is withdrawn or terminated or modified in any material respect such that such Acquisition Proposal would no longer constitute or reasonably be expected to lead to a Superior Proposal.
“GAAP” means generally accepted accounting principles in the United States.
“Governmental Authority” means any transnational, domestic or foreign, federal, provincial, state, municipal or local governmental, quasi-governmental, regulatory or administrative authority, department, court, agency or official, including any political subdivision thereof.
“Hazardous Substance” means any hazardous substance as defined in CERCLA, regulations promulgated thereunder, and all applicable state and local Environmental Laws, rules, and regulations relating to hazardous substances; any hazardous waste as defined in RCRA, regulations promulgated thereunder, and all applicable state and local Environmental Law, rules, and regulations relating to hazardous wastes; any pollutant or contaminant as defined in CERCLA, regulations promulgated thereunder, and all applicable state and local Environmental Laws, rules, and regulations relating to pollutants or contaminants; petroleum, including crude oil or any fraction thereof; or any toxic substance, or hazardous material or other chemical or substance (including asbestos in any form, urea formaldehyde, perchlorate or polychlorinated biphenyls, per- and polyfluoroalkyl substances, lead, microbial matter, mold) regulated by or forming the basis of liability under any Environmental Laws.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Intellectual Property” means all intellectual property and related rights in any jurisdiction throughout the world, including any or all of the following and all rights in: (i) all United States, international and foreign patents and applications therefor and all reissues, divisions, divisionals, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (ii) all inventions (whether or not patentable), trade secrets, know how, technologies, content, computer software, databases and data, original works of authorship (whether published or unpublished), business methods, algorithms, processes, techniques, technical and business data and customer and vendor lists, confidential information and proprietary information; (iii) all copyrights and copyright registrations, including rights in computer software and databases, throughout the world, mask works and mask work registrations; (iv) all industrial designs and any registrations and applications therefor throughout the world; (v) all trade names, logos, trademarks and service marks, trade dress, domain names, URLs, social media platform identifiers, tags and handles and other designations of origin or source, all registrations and applications therefor throughout the world and all goodwill symbolized by any of the foregoing; (vi) rights of attribution and integrity and other moral rights of an author; (vii) rights in, arising out of, or associated with a person’s name, voice, signature, photograph, or likeness, including rights of personality, publicity or similar rights; (viii) all claims or causes of action arising out of or related to past, present or future infringement or misappropriation of the foregoing, including the right to sue for and recover damages for such infringement or misappropriation; and (ix) any and all other proprietary rights in any jurisdiction worldwide.
“Intervening Event” means an event, fact, circumstance, development or occurrence that is material to the Company and its Subsidiaries, taken as a whole, that (a) is not known to or reasonably foreseeable by the Company Board as of the date of this Agreement and did not result from or arise out of the announcement or pendency of this Agreement; (b) becomes known to or by the Company Board prior to obtaining the Company Stockholder Approval; and (c) does not relate to an Acquisition Proposal or any matter relating thereto or consequence thereof; provided, however, that in no event shall the following events or developments constitute an “Intervening Event”: (i) the receipt, existence or terms of an Acquisition Proposal or any matter relating thereto or consequence thereof, (ii) any events or developments relating to Parent or Merger Subsidiary or any of their Subsidiaries or (iii) changes in the market price or trading volume of the equity securities of the Company, any changes in the ratings or the ratings outlook for the Company or any of the Subsidiaries of the Company by any applicable rating agency, any changes in any analyst’s recommendations or ratings with respect to the Company (it being understood that the exceptions in this clause (iii) shall not prevent or otherwise affect the underlying cause of any such event or development referred to therein (to the extent not otherwise falling within any of the exceptions provided by clauses (i) through (ii)) from being taken into account in determining whether an Intervening Event has occurred).
“knowledge” of any Person that is not an individual means the actual knowledge (after reasonable inquiry) of such Person’s executive officers; provided, however, that “knowledge” of the Company means the actual knowledge (after reasonable inquiry) of the individuals listed in Section 1.01(a) of the Company Disclosure Letter.
“Lien” means, with respect to any property or asset, any mortgage, lien (statutory or otherwise), pledge, charge, security interest, encumbrance, option or other adverse claim or similar restriction of any kind in respect of such property or asset, other than a Permitted Lien.
“Material Adverse Effect” means any change, effect, event, circumstance, development, condition or occurrence that (a) has, or would reasonably be expected to have, a material adverse effect on the financial condition, business, assets or results of operations of the Company and its Subsidiaries, taken as a whole, excluding any change, effect, event, circumstance, development, condition or occurrence resulting from or arising in connection with (i) changes in the financial, securities, credit or other capital markets or general economic or regulatory, legislative or political conditions, (ii) changes or conditions generally affecting the outdoor sporting goods retail or firearms retail industries, (iii) geopolitical conditions, any outbreak or escalation of hostilities, acts of war (whether or not declared), acts of armed hostility, sabotage, terrorism or national or international calamity (or material worsening of any such conditions), (iv) any hurricane, tornado, tsunami, flood, volcanic eruption, earthquake, nuclear incident, pandemic (including COVID-19 or the taking of actions to ensure compliance by the Company and its Subsidiaries and their respective directors, officers, employees, consultants and customers with any COVID-19 Measure), quarantine restrictions, weather conditions or other natural or man-made disaster or other force majeure event,

(v) changes in Applicable Law or GAAP or authoritative interpretation or enforcement thereof, including any changes in any Applicable Laws with respect to the sale of firearms, ammunition and other similar products in any jurisdiction in which the Company or any of its Subsidiaries has operations, sales or other business relationships, (vi) the failure, in and of itself, of the Company to meet any internal or published projections, forecasts, budgets, guidance, estimates or predictions in respect of revenues, earnings or other financial or operating metrics or other matters before, on or after the date of this Agreement, or changes or prospective changes in the market price or trading volume of the securities of the Company or the credit rating of the Company (it being understood that the underlying facts giving rise or contributing to such failure or change may be taken into account in determining whether there has been a Material Adverse Effect if such facts are not otherwise excluded under this definition), (vii) the identity of, or any facts or circumstances solely relating to Parent, Merger Subsidiary or their respective Affiliates, or the negotiation, announcement or pendency of the transactions contemplated by this Agreement (provided, that the exception set forth in this clause (vii) shall not apply with respect to the representation and warranty in Section 4.04 to the extent that the purpose of such representation or warranty is to address the consequences resulting from the execution, delivery or performance of this Agreement or the consummation of the Merger and, to the extent related to such representation and warranty, the condition set forth in Section 9.02(a)(ii)), (viii) any stockholder class action, derivative or similar litigation, suit, action or proceeding challenging the Merger or the other transactions contemplated hereby, (ix) the matters set forth on Section 1.01(b) of the Company Disclosure Letter, and (x) any action taken by the Company or any of its Subsidiaries at the written request, or with the written consent, of Parent or Merger Subsidiary; provided, however, that any change, effect, event, fact, condition or occurrence referred to in clauses (i), (ii), (iii) or (iv) shall be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur to the extent (and only to the extent) that such change, effect, event, circumstance, development, condition or occurrence has a materially disproportionate effect on the Company and its Subsidiaries, taken as a whole, compared to other participants in the outdoor sporting goods retail or firearms retail industries (whichever such group is more severely impacted); or (b) prevents, materially impedes, interferes with, hinders or delays, or would reasonably be expected to prevent or, materially impede, interfere with, hinder or delay the consummation by the Company of the Merger or any of the other transactions contemplated by this Agreement.
“Minimum Liquidity” means the aggregate amount of the Company’s and its Subsidiaries’ (a) unrestricted cash on hand plus (b) available borrowings under the Company’s revolving line of credit facility in effect as of the date of this Agreement.
“Nasdaq” means The Nasdaq Stock Market LLC.
“Orders” means any judgment, order or decree of a Governmental Authority of competent jurisdiction.
“Parent Material Adverse Effect” means any change, effect, event, circumstance, development, condition or occurrence that prevents or materially impedes, interferes with, hinders or delays or would reasonably be expected to prevent or materially impede, interfere with, hinder or delay (a) the consummation by Parent or Merger Subsidiary of the Merger or any of the other transactions contemplated by this Agreement on a timely basis or (b) the compliance by Parent or Merger Subsidiary of its obligations under this Agreement in any material respect.
“Permits” means all approvals, authorizations, registrations, licenses, exemptions, permits and consents of Governmental Authorities.
“Permitted Liens” means (a) Liens for Taxes that are not due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established and maintained in accordance with GAAP, (b) mechanics’, carriers’, workmen’s, warehousemen’s, repairmen’s or other like Liens arising or incurred in the ordinary course of business consistent with past practice, (c) Liens incurred in the ordinary course of business consistent with past practice in connection with workers’ compensation, unemployment insurance and other types of social security or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government Contracts, performance and return of money bonds and similar obligations, (d) zoning, building and other similar codes and regulations, which are not violated in any material respect by the current use or occupancy of the applicable real property or the business operated thereon, (e) Liens the existence of which are disclosed in the notes to the consolidated financial statements of the Company included in the Company SEC Documents filed on or after the Applicable Date, (f) any conditions that would be disclosed by a current, accurate survey or physical inspection (other than such matters that, individually or in the aggregate, materially and adversely impair title to or the current use of the subject real property in the business of the Company and the Subsidiaries as currently conducted), (g) matters shown by the public records, including any reservation, exception, encroachment, easement, right-of way, covenant, condition, restriction or similar title exception or encumbrance affecting the title to the Leased Real Property, (h) Liens, easements, rights-of-way, covenants and other similar restrictions that have been placed of record by any developer, landlord (including statutory landlord Liens) or other Person on property over which the Company or any of its Subsidiaries has easement rights or on any property leased by the Company or any of its Subsidiaries and subordination or similar agreements relating thereto, (i) licenses granted under Intellectual Property and (j) Liens (other than Liens securing indebtedness for borrowed money), defects or irregularities in title, easements, rights-of-way, covenants, restrictions and other similar matters that would not reasonably be expected to, individually or in the aggregate, materially impair the continued use and operation of the assets to which they relate in the business of the Company and its Subsidiaries as currently conducted.
“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
“Public Official” means: (a) any Representative of any regional, federal, state, provincial, county or municipal government or government department, agency, or other division; (b) any Representative of any commercial enterprise that is owned or controlled by a government; (c) any Representative of any public international organization; (d) any Person acting in an official capacity for any government or government entity, enterprise, or organization identified above; or (e) any political party, party official or candidate for political office.
“Registered IP” means all registered Intellectual Property and applications therefor.
“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migrating, dumping, or disposing of Hazardous Substances into the environment, including the indoor and outdoor environment and all media, including ambient air, surface water, groundwater, land surface or subsurface strata, and natural resources, and including the abandonment or discarding of any barrels, containers and other closed receptacles.
“Representative” means, with respect to any Person, such Person’s directors, officers, employees, Affiliates, investment bankers, attorneys, accountants and other advisors or representatives.
“Sanctioned Country” means a country or territory that is a target of comprehensive Sanctions (as of the date hereof, Cuba, Iran, North Korea, Syria and the Crimea region of Ukraine).
“Sanctioned Person” means (i) any person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of Commerce or the U.S. Department of State; or (ii) any other Persons that are targets of U.S. government restrictions of a similar nature.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of Commerce or the U.S. Department of State.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.
“SEC” means the United States Securities and Exchange Commission.
“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at any time directly or indirectly owned by such Person.

“Superior Proposal” mean a bona fide, written Acquisition Proposal (with references to 20% or more and 80% being deemed to be replaced with a reference to a majority) by a Third Party, which the Company Board determines in good faith after consultation with the Company’s outside legal counsel and financial advisors to be (a) reasonably likely to be consummated and (b) more favorable to the Company and its stockholders from a financial point of view than the Merger, taking into account all factors which the Company Board deems relevant (including the financing terms thereof, the conditionality and the timing and likelihood of consummation of such Acquisition Proposal).
“Tax” means any and all federal, state, local, foreign or other taxes, including income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, real property gains, value added, excise, natural resources, severance, stamp, occupation, premium, real property, personal property, capital stock, social security (or similar), unemployment, disability, payroll, license, employee or other withholding, or other tax, duty, fee, levy, imposts imposed by a Governmental Authority, whether disputed or not, including any interest, additions, fines and penalties in respect of the foregoing.
“Tax Return” means any Tax return, statement, report, election, declaration, disclosure, schedule or form (including any estimated Tax or information return or report) filed or required to be filed with any Taxing Authority, including any attachments thereto.
“Taxing Authority” means any Governmental Authority (domestic or foreign) responsible for the imposition or collection of any Tax.
“Third Party” means any Person, including as defined in Section 13(d) of the 1934 Act, other than Parent or any of its Affiliates.
“Trade Laws” means any law, regulations, Orders, Permit or other decision or requirement having the force or effect of law and as amended from time to time, of any Governmental Authority, concerning the importation of products, the exportation or reexportation of products (including hardware, software, and technology and services), the terms and conduct of international transactions, and the making or receiving of international payments, including, as applicable, the Tariff Act of 1930 and other laws and programs administered or enforced by U.S. Customs and Border Protection and U.S. Immigration and Customs Enforcement, and their predecessor agencies, the Export Control Reform Act of 2018, Export Administration Regulations, International Emergency Economic Powers Act, Trading With the Enemy Act, Arms Export Control Act, International Traffic in Arms Regulations, Executive Orders of the President regarding embargoes and restrictions on transactions with designated entities, the embargoes and restrictions administered by the U.S. Department of the Treasury, Office of Foreign Assets Control and the antiboycott laws administered by the U.S. Departments of Commerce and Treasury, and any similar customs and international trade laws in any jurisdiction in which the Company conducts business.
“Transaction Documents” means this Agreement and any other agreement or certificate executed and delivered in connection with this Agreement.
(b)   Each of the following terms is defined in the Section set forth opposite such term:
Term	Section
Adverse Recommendation Change	6.03(e)
Agreement	Preamble
Anti-corruption Laws	4.23(a)
Antitrust Laws	8.01(b)
Applicable Date	Article 4
ATF	4.12(b)
Breach	4.15(i)
Certificate of Merger	2.01(b)
Certificates	2.03(a)
Chosen Court	11.08

Term	Section
Claim	7.03(b)
Closing	2.01(a)
Closing Date	2.01(a)
Company	Preamble
Company 401(k) Plan	7.04(e)
Company Acquisition Agreement	6.03(e)
Company Board Recommendation	4.02(b)
Company Employee	7.04(a)
Company Equity Awards	4.05(c)
Company RSU	2.05(a)
Company RSU Merger Consideration	2.05(a)
Company SEC Documents	4.07(a)
Company Securities	4.05(b)
Company Stockholder Approval	4.02(a)
Company Stockholder Meeting	6.02
Company Subsidiary Securities	4.06(c)
Cut-Off Time	6.03(b)
Data Security Obligations	4.15(i)
Dissenting Shares	2.04
Effective Time	2.01(b)
Employee Plan	4.17(a)
End Date	10.01(b)(i)
Firearms, Ammunition and Explosives Laws	4.12(b)
Foreign Antitrust Laws	4.03
FCPA	4.23(a)
Indemnified Person	7.03(a)
Internal Controls	4.07(f)
IRS	4.17(a)
Leased Real Property	4.14(a)
Major Supplier	4.22
Material Contract	4.21(a)
Maximum Tail Premium	7.03(c)
Merger	2.01
Merger Consideration	2.02(a)
Merger Subsidiary	Preamble
Multiemployer Plan	4.17(c)
No-Shop Period Start Date	6.03(a)
Parent	Preamble
Parent Termination Fee	11.04(b)(iii)
Paying Agent	2.03(a)
Payment Fund	2.03(b)
Preferred Stock	4.05(a)
Proxy Statement	4.09

Term	Section
Real Property Lease	4.14(a)
Reference Time	4.05(a)
Regulated Data	4.15(i)
Restraints	9.01(b)
Surviving Corporation	2.01
Uncertificated Shares	2.03(a)
Section 1.02.   Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The table of contents and captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Annexes, Exhibits and Schedules are to Articles, Sections, Annexes, Exhibits and Schedules of this Agreement unless otherwise specified. All Annexes, Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any terms used in any Annex, Exhibit or Schedule or in any certificate or other document made or delivered pursuant hereto but not otherwise defined therein shall have the meaning as defined in this Agreement. The definition of terms herein shall apply equally to the singular and the plural. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word “will” shall be construed to have the same meaning as the word “shall”. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or thing extends, and such shall not mean simply “if”. The word “or” shall not be exclusive. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. Unless otherwise specified, references to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder. References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. The phrase “date hereof” or “date of this Agreement” shall be deemed to refer to the date set forth in the preamble of this Agreement. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date; and, if no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1). References to “law”, “laws” or to a particular statute or law shall be deemed also to include any Applicable Law. Any references in this Agreement to “dollars” or “$” shall be to U.S. dollars.
ARTICLE 2
The Merger
Section 2.01.   The Merger. Upon the terms and subject to the satisfaction or waiver of the conditions set forth in this Agreement, and in accordance with Delaware Law, at the Effective Time, Merger Subsidiary shall be merged (the “Merger”) with and into the Company in accordance with Delaware Law, whereupon, the separate existence of Merger Subsidiary shall cease and the Company shall be the surviving corporation (the “Surviving Corporation”).
(a)   Subject to the provisions of Article 9, the closing of the Merger (the “Closing”) shall take place by means of the exchange of signatures electronically at 7:00 a.m. San Francisco, California time, as soon as possible, but in any event no later than three (3) Business Days after the date the conditions set forth in Article 9 (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permissible, waiver of those conditions at the Closing) have been satisfied or, to the extent permissible, waived by the party or parties entitled to the benefit of such conditions, or at such other time or on such other date as Parent and the Company may mutually agree (the “Closing Date”).
(b)   As promptly as practicable on the Closing Date, the parties hereto shall cause a certificate of merger meeting the requirements of Section 251 of Delaware Law (the “Certificate of Merger”) relating to the Merger to be properly executed and filed with the Secretary of State of the State of Delaware in accordance with the terms and conditions of Delaware Law and in such form as is reasonably satisfactory to both Parent and the Company. The Merger shall become effective at the time of filing of the Certificate of Merger with the Secretary of State of the State of Delaware in accordance with Delaware Law, or at such later time which the parties hereto shall have agreed and designated in the Certificate of Merger as the effective time of the Certificate of Merger (the “Effective Time”).
(c)   The Merger shall have the effects set forth in this Agreement and the applicable provisions of Delaware Law. Without limiting the generality of the foregoing and subject thereto, at the Effective Time, all the property, rights, privileges, immunities, powers and franchises of the Company and Merger Subsidiary shall vest in the Company as the Surviving Corporation in the Merger, and all debts, liabilities, obligations and duties of the Company and Merger Subsidiary shall become the debts, liabilities, obligations and duties of the Company as the Surviving Corporation in the Merger.
Section 2.02.   Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof:
(a)   except as otherwise provided in Section 2.02(b) or Section 2.04, each share of Company Stock outstanding immediately prior to the Effective Time, other than the Dissenting Shares, shall be automatically canceled and converted into the right to receive $18.00 in cash, without interest and subject to Section 2.06 (the “Merger Consideration”).
(b)   each share of Company Stock held by the Company or any Subsidiary of the Company as treasury stock or owned by Parent or Merger Subsidiary, or by any other Subsidiary of Parent, immediately prior to the Effective Time shall be canceled and shall cease to exist, and no payment shall be made with respect thereto; and
(c)   each share of common stock of Merger Subsidiary outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock, par value $0.01 per share, of the Surviving Corporation and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.
Section 2.03.   Surrender and Payment.
(a)   Prior to the Effective Time, Parent shall appoint an agent reasonably acceptable to the Company (the “Paying Agent”) for the purpose of paying the Merger Consideration in respect of (i) certificates representing shares of Company Stock (the “Certificates”) or (ii) uncertificated shares of Company Stock (the “Uncertificated Shares”). Prior to the Effective Time, Parent shall make available to the Paying Agent the Merger Consideration to be paid in respect of the Certificates and the Uncertificated Shares. Promptly after the Effective Time (but in no event later than two (2) Business Days after the Effective Time), Parent shall send, or shall cause the Paying Agent to send, to each holder of record of shares of Company Stock at the Effective Time a letter of transmittal (in a form that was reasonably acceptable to the Company prior to the Effective Time) and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates or transfer of the Uncertificated Shares to the Paying Agent) for use in such exchange.
(b)   Each holder of shares of Company Stock that have been converted into the right to receive the Merger Consideration shall be entitled to receive, upon (i) surrender to the Paying Agent of a Certificate, together with a properly completed letter of transmittal, or (ii) receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the Merger Consideration in respect of the Company Stock represented by a Certificate or Uncertificated Share. Until so surrendered or transferred, as the case may be, each such Certificate or Uncertificated Share shall represent after the Effective Time for all purposes only the right to receive such Merger Consideration. At or prior to the Effective Time or in the case of payments pursuant to Section 2.04, when ascertained, Parent shall deposit, or cause to be deposited, with the Paying Agent, for the benefit of the holders of Company Stock, cash in an amount sufficient to pay the Merger Consideration (such cash being hereinafter referred to as the “Payment Fund”). The Payment Fund shall, pending its disbursement to the holders of Company Stock, be invested by the Paying Agent as directed by Parent or, after the Effective Time, the Surviving Corporation in (w) short-term direct obligations of the United States of America, (x) short-term obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (y) short-term commercial paper rated the highest quality by either Moody’s Investors Service, Inc. or Standard and Poor’s Ratings Services, or (z) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks reasonably acceptable to the Company; provided, that no such investment or losses shall affect the amounts payable to such holders of Company Stock and Parent shall promptly replace or cause to be replaced any funds deposited with the Paying Agent that are lost through any investment so as to ensure that the Payment Fund is at all times maintained at a level sufficient for the Paying Agent to pay the Merger Consideration. Earnings from investments, subject to the immediately preceding proviso, shall be paid to and shall be the sole and exclusive property of Parent and the Surviving Corporation. Except as contemplated by Section 2.03(e) hereof, the Payment Fund shall not be used for any other purpose.
(c)   If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Uncertificated Share is registered, it shall be a condition to such payment that (i) either such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Uncertificated Share shall be properly transferred and (ii) the Person requesting such payment shall pay to the Paying Agent any transfer or other Taxes required as a result of such payment to a Person other than the registered holder of such Certificate or Uncertificated Share or establish to the satisfaction of the Paying Agent that such Tax has been paid or is not payable.
(d)   After the Effective Time, there shall be no further registration of transfers of shares of Company Stock outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation or the Paying Agent, they shall be canceled and exchanged for the Merger Consideration provided for, and in accordance with the procedures set forth, in this Article 2.
(e)   Any portion of the Merger Consideration made available to the Paying Agent pursuant to Section 2.03(a) that remains unclaimed by the holders of shares of Company Stock one (1) year after the Effective Time shall be returned to Parent, upon demand, and any such holder who has not exchanged shares of Company Stock for the Merger Consideration in accordance with this Section 2.03 prior to that time shall thereafter look only to Parent for payment of the Merger Consideration, in respect of such shares without any interest thereon. Notwithstanding the foregoing, Parent shall not be liable to any holder of shares of Company Stock for any amounts paid to a Public Official pursuant to applicable abandoned property, escheat or similar laws. Any amounts remaining unclaimed by holders of shares of Company Stock immediately prior to such time when such amounts would otherwise escheat to or become property of any Governmental Authority shall become, to the extent permitted by Applicable Law, the property of Parent free and clear of any claims or interest of any Person previously entitled thereto.
(f)   Any portion of the Merger Consideration made available to the Paying Agent pursuant to Section 2.04 in respect of any Dissenting Shares shall be returned to Parent, upon demand.
Section 2.04.   Dissenting Shares. Notwithstanding any other provision of this Agreement to the contrary, shares of Company Stock that are outstanding immediately prior to the Effective Time and which are held by stockholders who shall have, in all respects, properly exercised appraisal rights of such shares and perfected a demand for and are entitled to appraisal for such shares in accordance with Section 262 of Delaware Law and, as of the Effective Time, have complied in all respects with Section 262 of Delaware Law and shall not have waived, effectively withdrawn or lost such Person’s rights to such appraisal and payment under Delaware Law with respect to such shares (collectively, the “Dissenting Shares”) shall not be converted into or represent the right to receive the Merger Consideration pursuant to Section 2.02. Such stockholders instead shall only be entitled to receive the fair value of such Dissenting Shares held by them in accordance with the provisions of, and as provided by, Section 262 of Delaware Law. At the Effective Time, such Dissenting Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist and such stockholders shall cease to have any rights with respect thereto except the rights set forth in Section 262 of

Delaware Law. All Dissenting Shares held by stockholders who shall have failed to perfect or who effectively shall have waived, withdrawn, or otherwise lost the right to appraisal of such shares of Company Stock under Section 262 of Delaware Law shall thereupon be deemed to have been canceled and converted into and to have become exchangeable, as of the Effective Time, for the right to receive, without any interest thereon, and after giving effect to any required Tax withholdings, the Merger Consideration upon surrender in the manner provided in Section 2.03. The Company shall (a) give Parent prompt notice of any notice or demand for appraisal or payment for shares of Company Stock or any withdrawals of such demands received by the Company prior to the Effective Time, (b) give Parent the opportunity to direct all negotiations and proceedings with respect to any such demands and (c) not, without the prior written consent of Parent, make any payment with respect to, or settle or offer to settle or otherwise negotiate, any such demands, or approve any withdrawal of any such demands, or waive any failure to timely deliver a written demand for appraisal or otherwise to comply with the provisions under Section 262 of Delaware Law, or agree to do any of the foregoing.
Section 2.05.   Company Equity Awards.
(a)   At or immediately prior to the Effective Time, each award of restricted stock units with respect to shares of Company Stock granted under a Company Stock Plan (each, a “Company RSU”) that is outstanding immediately prior to the Effective Time shall be canceled by virtue of the Merger and without any action on the part of the holder thereof and converted into the right to receive, in consideration of the cancellation of such Company RSU and in settlement therefor, an amount in cash equal to (i) the number of shares of Company Stock subject to such Company RSU immediately prior to the Effective Time (as to any such Company RSU subject to performance-based vesting conditions, with such number of shares determined in accordance with the applicable award agreement and after giving effect to the change in control provisions applicable to such award), multiplied by (ii) the Merger Consideration (such amount, the “Company RSU Merger Consideration”). Parent shall cause the Surviving Corporation to pay the Company RSU Merger Consideration, without interest and less any required Tax withholdings, to the holder of the applicable Company RSU through its payroll at or reasonably promptly after the Effective Time (but in no event later than three (3) Business Days after the Effective Time). Following the Effective Time, no holder of any Company RSU shall have the right to acquire any equity interest in the Company or the Surviving Corporation in respect thereof. As of the Effective Time, all Company Stock Plans shall terminate, and, except as provided in this Section 2.05, no further rights with respect to Company RSUs or other awards thereunder shall be granted or remain outstanding or in effect thereunder.
(b)   Prior to the Effective Time, the Company Board (or, if appropriate, any committee thereof administering any Company Stock Plan) shall adopt such resolutions or take action by written consent in lieu of a meeting, providing for the transactions contemplated by Section 2.05(a), including (1) the termination of all Company Stock Plans effective as of the Effective Time and (2) so that, following the Effective Time, no holder of any Company RSU shall have the right to acquire any equity interest in the Company or the Surviving Corporation in respect thereof.
(c)   The rights of participants in the ESPP with respect to any offering period underway immediately prior to the Effective Time under the ESPP shall be determined by treating the last Business Day prior to the Effective Time as the last day of such offering period and by making such other pro-rata adjustments as may be necessary to reflect the shortened offering period but otherwise treating such shortened offering period as a fully effective and completed offering period for all purposes under the ESPP. After the date of this Agreement, no new participants shall be permitted to enroll in the ESPP, no participant may increase the rate of his or her participation in the ESPP from the level in effect on the date of this Agreement, and no new offering or purchase period shall commence under the ESPP. The ESPP shall terminate as of the Effective Time. The Company and the Company Board (or, if appropriate, any committee thereof administering the ESPP) shall adopt such resolutions, or take action by written consent in lieu of a meeting, providing for the transactions contemplated by this Section 2.05(c).
Section 2.06.   Withholding Rights. Each of the Paying Agent, Merger Subsidiary, the Surviving Corporation and Parent shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Article 2 such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign Tax law. If the Paying Agent, Merger Subsidiary, the Surviving Corporation or Parent, as the case may be, withholds any such amounts and properly pays such amounts over to the appropriate Taxing Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such withholding was made.
Section 2.07.   Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the shares of Company Stock represented by such Certificate, as contemplated by this Article 2.
ARTICLE 3
The Surviving Corporation
Section 3.01.   Certificate of Incorporation. The certificate of incorporation of the Company shall be amended and restated, as a result of the Merger, at the Effective Time to read in its entirety in the form attached hereto as Exhibit A and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation until amended in accordance with Applicable Law.
Section 3.02.   Bylaws. The bylaws of the Company shall be amended and restated at the Effective Time to read in their entirety in the form attached hereto as Exhibit B and, as so amended and restated, shall be the bylaws of the Surviving Corporation until amended in accordance with Applicable Law.
Section 3.03.   Directors and Officers. From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with Applicable Law, (a) the directors of Merger Subsidiary at the Effective Time shall be the directors of the Surviving Corporation and (b) the officers of the Company at the Effective Time shall be the officers of the Surviving Corporation.
ARTICLE 4
Representations and Warranties of the Company
Subject to Section 11.05, except as disclosed in the Company SEC Documents filed with the SEC on its Electronic Data Gathering Analysis and Retrieval System on or after February 2, 2018 (the “Applicable Date”) but at least two (2) Business Days prior to the date of this Agreement (but excluding any forward-looking disclosures set forth in any “risk factors” section, any disclosures in any “forward-looking statements” section and any other disclosures included therein that are cautionary, predictive or forward-looking in nature, which in no event shall be deemed to be an exception to or a disclosure against any representation or warranty set forth in this Article 4) or as set forth in the Company Disclosure Letter, the Company represents and warrants to Parent and Merger Subsidiary that:
Section 4.01.   Corporate Existence and Power.
(a)   The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority, and all Permits required to own, lease and operate its properties and assets and to carry on its business as currently conducted, except where the failure to have such power or Permits would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. The Company is duly qualified to do business as a foreign corporation and (where applicable and recognized) is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.
(b)   True, complete and correct copies of the certificate of incorporation and bylaws of the Company, each as amended to the date of this Agreement, have been made available through filings with the SEC. Each of the certificate of incorporation and bylaws of the Company is in full force and effect, and the Company is not in violation of any of the provisions of such documents.
Section 4.02.   Corporate Authorization.
(a)   The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to be delivered by the Company at Closing and the consummation by the Company of the transactions contemplated hereby are within the Company’s corporate powers and, except for the Company Stockholder Approval required in connection with the consummation of the Merger, have been duly authorized by all necessary corporate action on the part of the Company. The affirmative vote of the holders of a majority of the outstanding shares of Company Stock in favor of adoption of this Agreement is the only vote of the holders of any of the Company’s capital stock necessary in connection with the consummation of the Merger (the “Company Stockholder Approval”). Assuming due authorization, execution and delivery by Parent and Merger Subsidiary, this Agreement constitutes, and each Transaction Document to which the Company is a party will constitute, a valid and binding agreement of the Company enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).
(b)   At a meeting duly called and held, pursuant to resolutions that have not been subsequently rescinded, withdrawn or qualified, the Company Board has (i) determined that this Agreement and the transactions contemplated hereby are advisable and in the best interests of the Company’s stockholders, (ii) approved and declared advisable this Agreement and the transactions contemplated hereby, (iii) directed that this Agreement be submitted to the Company’s stockholders to be adopted and (iv) resolved, subject to Section 6.03, to recommend adoption and approval of this Agreement by the Company’s stockholders (such recommendation in the preceding clause (iv), the “Company Board Recommendation”).
Section 4.03.   Governmental Authorization. Neither the execution, delivery or performance by the Company of this Agreement and the other Transaction Documents to be delivered pursuant hereto by the Company at the Closing nor the consummation by the Company of the transactions contemplated hereby require any action by or in respect of, or filing with, any Governmental Authority, other than (a) the filing of the Certificate of Merger with respect to the Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, (b) compliance with any applicable requirements of the HSR Act and competition, merger control, antitrust or similar Applicable Law of any jurisdiction outside of the United States (“Foreign Antitrust Laws”), (c) compliance with any applicable requirements of the 1933 Act, 1934 Act and any other applicable state or federal securities laws, (d) compliance with any applicable rules of Nasdaq, and (e) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.
Section 4.04.   Non-contravention. Neither the execution, delivery or performance by the Company of this Agreement or the Transaction Documents to be delivered pursuant hereto by the Company at the Closing nor the consummation of the transactions contemplated hereby do or will (a) subject to obtaining the Company Stockholder Approval, contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or any equivalent organizational or governing documents of any Subsidiary of the Company, (b) assuming compliance with the matters referred to in Section 4.03, contravene, conflict with or result in a violation or breach of any provision of any Applicable Law, (c) assuming compliance with the matters referred to in Section 4.03, require any consent or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Company or any of its Subsidiaries is entitled under any provision of any agreement or other instrument binding upon the Company or any of its Subsidiaries or (d) result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of the Company or any of its Subsidiaries, with only such exceptions, in the case of each of clauses (b) through (d), as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.
Section 4.05.   Capitalization.
(a)   The authorized capital stock of the Company consists of 100,000,000 shares of Company Stock and 20,000,000 shares of preferred stock, par value $0.01 per share, of the Company (“Preferred Stock”). As of 5:00 p.m., California time, on December 15, 2020 (the “Reference Time”), there were (i) 43,615,660 shares of Company Stock outstanding, (ii) an aggregate of 1,415,865 shares of Company Stock reserved for issuance pursuant to outstanding Company RSUs (assuming maximum vesting levels), and (iii) no shares of Preferred Stock outstanding. All outstanding shares of capital stock of the Company have been, and all shares that may be issued pursuant to any Company Stock Plan or other Employee Plan will be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and nonassessable.
(b)   Except as set forth in this Section 4.05 and for changes since the Reference Time expressly permitted pursuant to Section 6.01(c) or Section 6.01(c) of the Company Disclosure Letter, there are no issued, reserved for issuance or outstanding: (i) shares of capital stock or other voting securities of or ownership interests in the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or other voting securities of or ownership interests in the Company, (iii) warrants, calls, options, subscriptions or other rights or agreements to acquire from the Company, or other obligation of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company or (iv) restricted shares, stock appreciation rights, restricted stock units, performance units, profits interests, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of or voting securities of the Company (the items in clauses (i) through (iv) being referred to collectively as the “Company Securities”). Neither the Company nor any of its Subsidiaries has an obligation to repurchase, redeem or otherwise acquire any capital stock or equity or voting securities of the Company, other than to satisfy applicable withholding obligations in connection with the settlement of Company RSUs. Neither the Company nor any of its Subsidiaries is a party to any voting agreement, voting trusts, stockholder agreements, registration rights agreements or similar agreements with respect to the voting of any Company Securities.
(c)   Section 4.05(c) of the Company Disclosure Letter sets forth a complete and correct list, as of the Reference Time, of each outstanding award of Company RSUs (collectively, the “Company Equity Awards”), including, with respect to each such award, (i) the grant date, (ii) the name of the holder thereof, (iii) the number of shares of Company Stock subject to such award, (iv) the number of vested and unvested shares of Company Stock subject to such award and (v) the expiration date, if any.
(d)   Except as set forth on Section 4.05(d) of the Company Disclosure Letter, no (i) shares of capital stock of the Company or (ii) Company Securities are owned by any Subsidiary of the Company.
Section 4.06.   Subsidiaries.
(a)   Section 4.06(a) of the Company Disclosure Letter sets forth a complete and correct list, as of the date of this Agreement, of each Subsidiary of the Company and its place and form of organization
(b)   Each Subsidiary of the Company has been duly organized, is validly existing and (where applicable) in good standing under the laws of its jurisdiction of organization. Each Subsidiary of the Company has all organizational powers and all Permits required to own, lease and operate its properties and assets and to carry on its business as currently conducted, except where the failure to have such power or Permits would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. Each such Subsidiary is duly qualified to do business as a foreign entity and (where applicable) is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.
(c)   All of the outstanding capital stock of or other voting securities of, or ownership interests in, each Subsidiary of the Company, is owned by the Company, directly or indirectly, free and clear of any Lien (other than Permitted Liens) and free of any transfer restriction (other than transfer restrictions of general applicability as may be provided under the 1933 Act or other applicable securities laws), including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests. There are no issued, reserved for issuance or outstanding (i) securities of the Company or any of its Subsidiaries convertible into, or exchangeable for, shares of capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company, (ii) warrants, calls, options, subscriptions or other rights or agreements to acquire from the Company or any of its Subsidiaries, or other obligations of the Company or any of its Subsidiaries to issue, any capital stock or other voting securities of, or ownership interests in, or any securities convertible into, or exchangeable for, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company or (iii) restricted shares, stock appreciation rights, stock-based performance units, profits interests, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company (the items in clauses (i) through (iii) being referred to collectively as the “Company Subsidiary Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Subsidiary Securities. Neither the Company nor any of its Subsidiaries is a party to any voting agreement, voting trusts, stockholder agreements, registration rights agreements or similar agreements with respect to the voting of any Company Subsidiary Securities.
Section 4.07.   SEC Filings and the Sarbanes-Oxley Act.
(a)   Since the Applicable Date, the Company has timely filed with or furnished to the SEC all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed with or furnished to the SEC by the Company (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Company SEC Documents”).
(b)   No Subsidiary of the Company is required to file or furnish any report, statement, schedule, form or other document with, or make any other filing with, or furnish any other material to, the SEC.
(c)   As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such filing), each Company SEC Document filed pursuant to the 1934 Act did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.
(d)   Each Company SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the 1933 Act, as of the date such registration statement or amendment became effective, complied in all material respects with the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.
(e)   (i) There are no material outstanding or unresolved comments from the SEC with respect to the Company SEC Documents and (ii) to the knowledge of the Company, none of the Company SEC Documents is the subject of outstanding SEC comments or an outstanding SEC investigation.
(f)   The Company and each of its officers are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act. The management of the Company has, in material compliance with Rule 13a-15 under the 1934 Act, designed disclosure controls and procedures to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the management of the Company by others within those entities, and disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board (i) any significant deficiencies in the design or operation of internal control over financial reporting (“Internal Controls”) which would adversely affect the Company’s ability to record, process, summarize and report financial data and have identified for the Company’s auditors any material weaknesses in Internal Controls and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls.
(g)   The Company and its Subsidiaries maintain a system of Internal Controls (as defined in Rule 13a-15 under the 1934 Act) sufficient to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of Company financial statements for external purposes in accordance with GAAP. The Company has disclosed, based on its most recent evaluation of Internal Controls prior to the date of this Agreement, to the Company’s auditors and audit committee (i) any significant deficiencies and material weaknesses in the design or operation of the Company’s Internal Controls, which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Control.
(h)   Since the Applicable Date, the Company has complied in all material respects with the applicable listing and corporate governance rules and regulations of Nasdaq.

Section 4.08.   Financial Statements.   The audited consolidated financial statements and unaudited consolidated quarterly financial statements (in each case, including the related notes and schedules) of the Company included or incorporated by reference in the Company SEC Documents (a) have been prepared in conformity with GAAP applied on a consistent basis for the periods then ended (except as may be indicated in the notes thereto) and (b) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (except, in the case of any unaudited quarterly financial statements with respect to clause (a) or (b), as permitted by Form 10-Q of the SEC or other rules and regulations of the SEC and subject to normal and recurring year-end audit adjustments that were not or will not be material in amount or effect). Since February 2, 2019, there has been no change in the Company’s accounting policies or methods of making accounting estimates or changes in estimates that are material to the Company’s financial statements.
Section 4.09.   Disclosure Documents.   The information supplied by the Company for inclusion in the proxy statement, or any amendment or supplement thereto, to be sent to the Company stockholders in connection with the Merger and the other transactions contemplated by this Agreement (the “Proxy Statement”) shall not, on the date the Proxy Statement, and any amendments or supplements thereto, is first filed with the SEC or first mailed to the stockholders of the Company or at the time of the Company Stockholder Approval contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 4.09 shall not apply to statements or omissions included or incorporated by reference in the Proxy Statement based upon information supplied by Parent, Merger Subsidiary or any of their respective Representatives specifically for use or incorporation by reference therein. The Proxy Statement will comply as to form in all material respects with the provisions of the 1934 Act and the rules and regulations thereunder and other Applicable Law.
Section 4.10.   Absence of Certain Changes.
(a)   From the Company Balance Sheet Date until the date of this Agreement, there have not been any changes, effects, events, circumstances, developments, conditions or occurrences that have had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b)   Except for actions taken to ensure compliance by the Company and its Subsidiaries and their respective directors, officers, employees, consultants or customers with respect to any COVID-19 Measures, from the Company Balance Sheet Date until the date of this Agreement, (i) the business of the Company and its Subsidiaries has been conducted in all material respects in the ordinary course of business consistent with past practice and (ii) there has not been any action taken by the Company or any of its Subsidiaries that, if taken during the period from the date of this Agreement through the Effective Time without Parent’s consent, would constitute a breach of Section 6.01 (other than Section 6.01(c), Section 6.01(d) and Section 6.01(j)).
(c)   From the Company Balance Sheet Date until the date of this Agreement, there has not been, with respect to the Company or any of its Subsidiaries, (i) any Tax election (or the rescission of any Tax election) that has a material effect on Taxes, (ii) any amendment with respect to any Tax Return relating to a material amount of Taxes, (iii) any settlement or compromise of any material Tax claim, (iv) any material Tax audit or assessment, (v) the entry into of any closing agreement, (vi) any extension or waiver of the statute of limitations relating to a material amount of Taxes, (vii) any action to surrender any right to claim a material Tax refund, (viii) any change to an annual Tax accounting period, or (ix) any change of any Tax accounting method that has a material effect on Taxes, except, in each case, for actions taken in the ordinary course.
Section 4.11.   No Undisclosed Material Liabilities. There are no liabilities or obligations of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than: (i) liabilities or obligations disclosed, reflected or reserved against in the Company Balance Sheet; (ii) liabilities or obligations incurred in the ordinary course of business consistent with past practice since the Company Balance Sheet Date; (iii) liabilities or obligations incurred under this Agreement or in connection with the transactions contemplated hereby; (iv) liabilities or obligations that would not be required to be reflected or reserved against in the Company

Balance Sheet under GAAP and (v) liabilities or obligations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.
Section 4.12.   Compliance with Laws and Court Orders; Permits.
(a)   The Company and each of its Subsidiaries (i) are, and have at all times since the Applicable Date been, in material compliance with Applicable Law, and (ii) since the Applicable Date, have not received any written notices from any Governmental Authority alleging, nor, to the Company’s knowledge, has any Governmental Authority otherwise threatened, that the Company or any of its Subsidiaries is in material violation of Applicable Law. The Company and each of its Subsidiaries has in full force and effect all Permits which are necessary for it conduct its business as presently conducted, except for such Permits the absence of which have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.
(b)   Without limiting the generality of Section 4.12(a), each of the Company and its Subsidiaries (i) conducts its business and is in material compliance with all federal, state and local laws governing or otherwise regulating the importation, transportation, purchase or other acquisition, possession or sale or other transfer of firearms, ammunition or explosives, including without limitation the Gun Control Act of 1968, as amended (Chapter 44 of Title 18, United States Code), the National Firearms Act of 1934, as amended (Chapter 53 of Title 26, United States Code), and the Arms Export Control Act (22 U.S.C. § 2778), as well as all applicable rules and regulations of the Bureau of Alcohol, Tobacco, Firearms and Explosives (the “ATF”) (collectively, the “Firearms, Ammunition and Explosives Laws”); and (ii) possesses, and is in compliance with the terms of, all material Permits required in order for the Company and its Subsidiaries to conduct their respective businesses including with respect to the sale of firearms, ammunition and explosives. Since the Applicable Date, neither the Company nor any of its Subsidiaries has received from the ATF or any other Governmental Authority any notice of revocation, suspension, termination or material impairment of any such Permit and has no reason to believe that the ATF or any other Governmental Authority may issue any such notice, except for any such notice that would not, individually or in the aggregate, be material to the business of the Company or its Subsidiaries taken as a whole. Neither the Company nor any of its Subsidiaries (1) has received from the ATF or any other Governmental Authority any notice of material violation of any Firearms, Ammunition and Explosives Law or other Applicable Laws or (2) has any reason to believe that the ATF or any other Governmental Authority may issue any such notice.
(c)   There is no material judgment, decree, injunction, rule or order of any arbitrator or Governmental Authority outstanding against the Company or any of its Subsidiaries.
Section 4.13.   Litigation.   There is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company, any of its Subsidiaries or any present or former officer, director or employee of the Company or any of its Subsidiaries for whom the Company or any of its Subsidiaries may be liable before (or, in the case of threatened actions, suits, investigations or proceedings, that would be before) or by any Governmental Authority or arbitrator that has resulted or would reasonably be expected to result in material liability to the Company or its Subsidiaries taken as a whole. Since the Applicable Date, there have not been, nor are there currently pending, any internal investigations conducted by the Company Board (or any committee thereof) or at the request of the Company Board (or any committee thereof) by any Third Party, in each case concerning any actual or alleged financial, accounting, conflict of interest, fraudulent or deceptive conduct or other misfeasance or malfeasance issues relating to the Company, in each case except for those that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.
Section 4.14.   Properties.
(a)   The Company and its Subsidiaries do not own any real property. Section 4.14(a) of the Company Disclosure Letter sets forth a true, correct and complete list of all leases, subleases or other occupancy agreements (including all amendments, extensions, renewals and guaranties with respect thereto) (each a “Real Property Lease”) for real property (such real property, the “Leased Real Property”) pursuant to which the Company or any of its Subsidiaries is a tenant, subtenant or occupant as of the date of this Agreement. Except as would not have, individually or in the aggregate, a Material Adverse Effect, each Real Property

Lease is valid and binding on the Company or its Subsidiary, as applicable, and is in full force and effect and enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).
(b)   Except as would not have, individually or in the aggregate, a Material Adverse Effect, none of the Company, any of its Subsidiaries nor, to the Company’s knowledge, any of the other parties thereto, is in breach of or default under any Real Property Lease and, to the Company’s knowledge, no circumstances or state of facts presently exists which, with the giving of notice or passage of time, or both, would constitute a breach or default under any Real Property Lease. The Company and its Subsidiaries are not parties to any written or oral sublease, license, occupancy agreement or other Contract of any kind that grants to any other Person the right to use or occupy any Leased Real Property. There is no pending, and to the knowledge of the Company, there is no threatened condemnation, eminent domain, taking or similar proceeding affecting any Leased Real Property or any portion thereof. The Company has made available to Parent and Merger Subsidiary prior to the date of this Agreement true and complete copies of each Real Property Lease. No security deposit or portion thereof deposited with respect to any Real Property Lease has been applied in respect of a breach or default under such Real Property Lease which has not been redeposited in full. Neither the Company nor any Company Subsidiary owes, or will owe in the future, any material brokerage commissions or finder’s fees with respect to any Real Property Lease.
(c)   The Company and its Subsidiaries have good, valid and marketable title to, or leases and has a valid leasehold interest in, all of the assets, properties and interests in properties (tangible or intangible) reflected as being owned or leased to the Company or its Subsidiaries in the Company Balance Sheet or acquired after the Company Balance Sheet Date (including a valid leasehold interest in all Leased Real Property), free and clear of all Liens, except (i) for Permitted Liens, (ii) for assets disposed of in the ordinary course of business consistent with past practices after the Company Balance Sheet Date and (iii) as would not have, individually or in the aggregate, a Material Adverse Effect. Except as would not have, individually or in the aggregate, a Material Adverse Effect, such assets, properties and interests in properties (tangible and intangible) include all assets, properties and interests in properties (tangible and intangible) necessary to enable the Company and its Subsidiaries to carry on their respective businesses as presently conducted and the Company or a Company Subsidiary has peaceful, undisturbed possession of all the Leased Real Property. All tangible personal property used by the Company or its Subsidiaries in the operation of their respective business is in reasonably good condition and repair, subject to reasonable wear and tear considering the age and ordinary course of use of such property consistent with past practice.
Section 4.15.   Intellectual Property.
(a)   The Company and/or its Subsidiaries have valid title and exclusive ownership interest in the Company Owned IP, free and clear of any Liens (other than Permitted Liens). The Company and its Subsidiaries have the valid and enforceable right to use the Company Owned IP in the operation of their business as currently conducted. The Company and its Subsidiaries also have the valid and enforceable right to use all other Intellectual Property used or held for use by the Company and its Subsidiaries in the operation of their businesses as currently conducted, except where such failure would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.
(b)   There are no legal actions, proceedings, disputes or claims pending or, to the knowledge of the Company, threatened in writing, alleging infringement, misappropriation or any other violation of any Intellectual Property rights of any Third Party by the Company or any of its Subsidiaries, challenging ownership by the Company or any of its Subsidiaries in and to the Company Owned IP or alleging that any Company Registered IP is invalid or unenforceable, that would reasonably be expected to have a Material Adverse Effect on the Company.
(c)   None of the Company or its Subsidiaries has infringed, misappropriated or otherwise violated any Intellectual Property rights of any Person, except for such infringements, misappropriations or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.
(d)   None of the Company or its Subsidiaries is aware that any Company Owned IP has been infringed, misappropriated or otherwise violated by any Third Party, except for such infringements,

misappropriations or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.
(e)   Section 4.15(e) of the Company Disclosure Letter contains a complete and correct list, as of the date of this Agreement, of all Company Registered IP, indicating for each item, as applicable, the type of application or registration, application or registration number, date and jurisdiction of filing or issuance and current legal owner. Except as would not reasonably be expected to have a Material Adverse Effect on the Company, (i) to the knowledge of the Company, all issued Company Registered IP is valid and enforceable, (ii) the Company and its Subsidiaries have paid all maintenance and renewal fees and filed all statements of use reasonably necessary to maintain the Company Registered IP, and (iii) none of the issued Company Registered IP has been adjudged invalid or unenforceable in whole or in part.
(f)   The Company and its Subsidiaries have taken commercially reasonable steps to protect the trade secrets in the Company Owned IP and to protect any confidential information provided to them by any other Person under obligation of confidentiality, except, in each case, where failures to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.
(g)   The Company and its Subsidiaries have obtained from all parties (including Company Employees and current or former consultants and subcontractors) who have contributed to any, or otherwise who would have any rights in or to, any material Company Owned IP, written and enforceable agreements assigning to the Company or one of its Subsidiaries, as applicable, all Intellectual Property created by that Person within the scope of such Person’s employment or consulting duties (or equivalent assignment of rights under the law) and prohibiting such Person from using or disclosing trade secrets or confidential information of the Company or such Subsidiary, except use for or disclosure to the Company or its Subsidiaries. To the knowledge of the Company, no Company Employee or current or former consultant or subcontractor of the Company or its Subsidiaries is in violation in any material respect of any such agreement.
(h)   The Company and its Subsidiaries lawfully own, lease or license all computer systems, software, hardware, data communication equipment and lines, telecommunications equipment and lines, hosting locations and systems, and all other information technology systems that are used in the operations of the businesses of the Company and its Subsidiaries (collectively, the “ Computer Systems”) and the Computer Systems are reasonably sufficient for the businesses of the Company and its Subsidiaries as currently conducted. The Company and its Subsidiaries use commercially reasonable efforts to (i) maintain and protect the integrity, confidentiality, security, and operation of the Computer Systems and all information stored or contained therein or transmitted thereby against any unauthorized use, access, interruption, modification, or corruption, (ii) ensure that the Computer Systems are free from any material bug, virus or malware, and (iii) implement security patches and upgrades that are generally available for the Computer Systems. The Company and its Subsidiaries have taken commercially reasonable measures to implement and maintain information security, disaster recovery and business continuity plans, procedures and facilities. Since the Applicable Date, to the knowledge of Company, there have been no failures, breakdowns, breaches, outages or unavailability of the Computer Systems used by the Company or its Subsidiaries, in each case, which has caused a material disruption in or to the Company or its Subsidiaries, the use of the Computer Systems, or the operation of the businesses of the Company and its Subsidiaries.
(i)   Except, in each case, where failure to do so would not reasonably be expected to be material to the Company and its Subsidiaries, (i) the Company and its Subsidiaries have complied and are presently in compliance with all internal and external Company privacy policies, contractual obligations, Applicable Laws (including federal and state consumer protection laws and state privacy laws, such as the California Consumer Privacy Act), Orders and industry standards applicable to the industries in which the Company and its Subsidiaries operate, including the Payment Card Industry Data Security Standards (“Data Security Obligations”), in each case, relating to the collection, use, transfer, import, export, storage, protection, disposal and disclosure by the Company or any of its Subsidiaries of personal, personally identifiable, sensitive, confidential or regulated data (“Regulated Data”); (ii) neither the Company nor any of its Subsidiaries has received any notification of or complaint regarding non-compliance with any Data Security Obligation; (iii) the Company is not aware of any action, suit, investigation or proceeding by or before any court or governmental agency, authority or body pending or threatened against the Company or any of its Subsidiaries alleging non-compliance with any Data Security Obligation; (iv) the Company and its Subsidiaries have established, maintained, implemented, and complied with, commercially reasonable information security for the Computer Systems and data protection controls, policies and procedures, that are designed to protect against and prevent any unauthorized access, use or disclosure of any Regulated Data used in connection with the operation of the Company’s and its Subsidiaries’ businesses (collectively, a “Breach”); and (v) there has not been a Breach of any Computer System or a Breach of any Regulated Data controlled by Company and its Subsidiaries. Neither the execution and delivery of this Agreement nor the Closing will, as a result of any contractual obligation to which the Company or any of its Subsidiaries is a party, result in a material breach or violation of, or constitute a material default under, any Data Security Obligation.
Section 4.16.   Taxes.
(a)   All material Tax Returns required by Applicable Law to be filed with any Taxing Authority by the Company or any of its Subsidiaries have been filed when due (taking into account any extension of time within which to file) in accordance with all Applicable Law, and all such material Tax Returns were, at the time of filing, true and complete in all material respects.
(b)   The Company and each of its Subsidiaries has paid or has withheld and remitted to the appropriate Taxing Authority all material Taxes due and payable, other than such Taxes that are being contested in good faith by appropriate proceedings.
(c)   Neither the Company nor any of its Subsidiaries has granted any extension or waiver of the statute of limitations period applicable to any income or franchise Tax Return, which period (after giving effect to such extension or waiver) has not yet expired.
(d)   There is no claim, audit, action, suit, proceeding or investigation now pending or, to the Company’s knowledge, threatened against or with respect to the Company or its Subsidiaries in respect of any Tax or Tax asset.
(e)   No material deficiency with respect to Taxes has been assessed against the Company or any of its Subsidiaries that has not been fully paid or adequately reserved in the Company’s financial statements in accordance with GAAP.
(f)   The Company and its Subsidiaries have withheld all Taxes that are required to be withheld with respect to amounts paid to its employees, agents, shareholders, contractors and other Third Parties and remitted such amounts to the proper authorities.
(g)   There are no Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of the Company or any of its Subsidiaries.
(h)   During the last three (3) years, neither the Company nor any of its Subsidiaries has been a party to any transaction treated by the parties thereto as one to which Section 355 of the Code (or any similar provision of state, local or foreign law) applied.
(i)   None of the Company or any of its Subsidiaries (i) has ever been a member of an affiliated group of corporations within the meaning of Section 1504 of the Code (other than an affiliated group of which the Company was the common parent corporation); and (ii) has any liability for Taxes of any Person under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Applicable Law).
(j)   Within the past three (3) years, no claim has been made by a Taxing Authority in a jurisdiction where the Company or any of its Subsidiaries has not filed a material Tax Return that the Company or any of its Subsidiaries is or may be required to file such material Tax Return or be subject to a material type of Tax in that jurisdiction.
(k)   None of the Company or any of its Subsidiaries is a party to, is bound by or has any obligation under any material Tax sharing, allocation or indemnity agreement or similar Contract or arrangement (other than any such agreement relating solely to an affiliated group consisting of the Company and its Subsidiaries and of which the Company was the common parent corporation or any such agreement entered into in the ordinary course of business the primary purpose of which is not the sharing of Taxes).

(l)   Neither the Company nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period described in Section 897(c)(1)(A)(ii) of the Code.
(m)   Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period ending after the Closing Date as a result of (i) any change in method of accounting for a Tax period ending on or prior to the Closing Date, (ii) use of an improper method of accounting for a taxable period ending on or prior to the Closing Date, (iii) any closing agreement described in Section 7121 of the Code (or any similar provision of state, local or foreign Applicable Law) entered into prior to the Closing, (iv) any installment sale or open transaction commenced prior to the Closing, or (v) any prepaid amount received or paid prior to the Closing.
(n)   Neither the Company nor any of its Subsidiaries has, or has had, a branch or permanent establishment in any country other than the country of its organization.
(o)   Pacific Flyway Wholesale, LLC, Sportsman’s Warehouse Development I, and Sportsman’s Warehouse Development II each is, and has been since formation, validly treated as a disregarded entity for U.S. federal income tax purposes.
(p)   Neither the Company nor any of its Subsidiaries has engaged in any transaction that is a “reportable transaction” under Section 1.6011-4(b) of the Treasury Regulations.
Section 4.17.   Employee Benefit Plans.
(a)   Section 4.17 of the Company Disclosure Letter contains a complete and correct list, as of the date of this Agreement, of each material Employee Plan. “Employee Plan” means each “employee benefit plan,” as defined in Section 3(3) of ERISA, whether or not subject to ERISA, and each other material employment, severance or similar Contract, plan, practice, arrangement or policy providing for compensation, bonuses, profit-sharing, stock option or other stock-related rights or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangements), health or medical benefits, employee assistance program, disability or other welfare benefits, sick leave benefits, and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance benefits), which is maintained, administered or contributed to by the Company or any of its Subsidiaries or with respect to which the Company or any of its Subsidiaries has any liability, actual or contingent, including through any of their ERISA Affiliates, other than any plan, policy, program, arrangement or understanding mandated by Applicable Law. The Company has delivered the following documents to Parent with respect to each material Employee Plan: (i) correct and complete copies of all documents embodying such Employee Plan, and each trust, insurance or other funding document, including (without limitation) all amendments thereto, (ii) the most recent summary plan description together with the summary or summaries of material modifications thereto, if any, (iii) all Internal Revenue Service (“IRS”) or Department of Labor determination, opinion, notification and advisory letters, (iv) the most recent annual report (Form Series 5500 and all schedules, financial statements and actuarial reports attached thereto), if any, and (v) all discrimination tests for the most recent plan year.
(b)   Neither the Company nor any of its Subsidiaries or their respective ERISA Affiliates sponsors, maintains or contributes to, or has in the past six (6) years sponsored, maintained or contributed to, and the Company and its Subsidiaries have no liability, actual or contingent, under, any Employee Plan subject to Section 302 or Title IV of ERISA or Section 412 of the Code.
(c)   Neither the Company nor any of its Subsidiaries or their respective ERISA Affiliates contributes to, or has in the past six (6) years contributed to, and the Company and its Subsidiaries have no liability, actual or contingent, under, any multiemployer plan, as defined in Section 3(37) of ERISA (a “Multiemployer Plan”), or any plan that has two or more contributing sponsors at least two of whom are not under common control within the meaning of Section 4063 of ERISA.
(d)   Each Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter, or has pending or has time remaining in which to file an application for such determination from the IRS, and, to the knowledge of the Company, no revocation of any such determination letter has been threatened by any Governmental Authority and, to the knowledge of the Company, no circumstances have occurred that would reasonably be expected to result in disqualification of any such Employee Plan or related trust.
(e)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, (i) each Employee Plan has been maintained in compliance with its terms and with the requirements prescribed by any and all statutes, Orders, rules and regulations including ERISA and the Code, which are applicable to such Employee Plan, and whether as a matter of substantive law or in order to secure any intended Tax qualification, (ii) no “Prohibited Transaction,” within the meaning of Section 4975 of the Code or Sections 406 or 407 of ERISA and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Employee Plan, and (iii) all contributions, reserves or premium payments required to have been made or accrued, or that are due, as of the date hereof to or with respect to the Employee Plans have been timely made or accrued.
(f)   Except as expressly provided in this Agreement, the consummation of the transactions contemplated by this Agreement will not (either alone or together with any other event, to the extent such other event standing alone would not by itself trigger such benefit) (i) entitle any employee, director or independent contractor of the Company or any of its Subsidiaries to any payment, forgiveness of indebtedness, vesting or distribution, (ii) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable under or trigger any other material obligation pursuant to, any Employee Plan, or (iii) result in any payment (whether in cash or property or the vesting of property), to any “disqualified individual” (as such term is defined in Section 280G of the Code and the regulations thereunder) that could reasonably be expected to, individually or in combination with any other such payment, be characterized as an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code).
(g)   Neither the Company nor any of its Subsidiaries has any liability in respect of post-retirement health, medical or life insurance or other welfare benefits for retired, former or current employees of the Company or its Subsidiaries except (i) benefits in the nature of severance pay with respect to one or more of the Employee Plans identified on Section 4.17 of the Company Disclosure Letter, or (ii) coverage or benefits as required under Section 4980B of the Code or any other Applicable Law. Except as would not reasonably be expected to result, individually or in the aggregate, in a material liability to the Company or any of its Subsidiaries, the Company and its Subsidiaries and ERISA Affiliates have complied with the requirements of Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA.
(h)   Except as would not reasonably be expected to result, individually or in the aggregate, in a material liability to the Company or its Subsidiaries, each Employee Plan that is a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code) that is subject to Section 409A of the Code has been maintained and operated in good faith compliance with Section 409A of the Code.
(i)   Except as would not reasonably be expected to result, individually or in the aggregate, in a material liability to the Company or its Subsidiaries, the Company and its Subsidiaries and each Employee Plan that is a “group health plan” as defined in Section 733(a)(1) of ERISA is and has been in compliance with the Patient Protection and Affordable Care Act of 2010, as amended, and the regulations and other applicable regulatory guidance issued thereunder. Except as would not reasonably be expected to result, individually or in the aggregate, in a material liability to the Company or any of its Subsidiaries, no event has occurred, and no condition exists, that would reasonably be expected to subject the Company or any of its Subsidiaries to any liability under Code Section 4980D, or 4980H or 4980I.
(j)   There is no action, suit, investigation, audit or proceeding pending against or, to the knowledge of the Company, threatened against, any Employee Plan before any Governmental Authority, other than routine claims for benefits, that would reasonably be expected to result in any material liability to the Company or any of its Subsidiaries.
Section 4.18.   Labor and Employment Matters.
(a)   Neither the Company nor any of its Subsidiaries is a party to or bound by any collective bargaining agreement or other agreement with a labor union or organization. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, there is no, and has not been since the Applicable Date any unfair labor practice, charge or complaint, labor dispute or labor arbitration proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries. There is no, and since the Applicable Date, there has not been any (i) activity or proceeding by a labor union or Representative thereof to the knowledge of the Company to organize any employees of the Company or any of its Subsidiaries or (ii) lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to such employees.
(b)   The Company is, and since the Applicable Date has been, in material compliance with all Applicable Laws respecting employment, including those applicable to discrimination in employment, terms and conditions of employment, worker classification (including the proper classification of workers as independent contractors and consultants), wages, hours and occupational safety and health and employment practices, including the Immigration Reform and Control Act and the Worker Adjustment and Retraining Notification Act of 1988.
(c)   Except as would not have, individually or in the aggregate, a Material Adverse Effect, there are no labor- or employment-related claims, disputes, grievances, controversies,agency charges, administrative proceedings, formal discrimination complaints, audits, or to the knowledge of the Company, investigations pending or, to the Company’s knowledge, threatened against the Company or any of its Subsidiaries.
(d)   To the knowledge of the Company, no officer, executive or other key employee of the Company or any of its Subsidiaries has any present intention to terminate or materially alter or modify the nature of his or her employment with the Company or such Subsidiary within the first twelve (12) months following the Effective Time.
Section 4.19.   Insurance. Except as would not, individually or in the aggregate, have a Material Adverse Effect on the Company, (i) the Company and its Subsidiaries maintain insurance in such amounts and against such risks as is sufficient to comply with Applicable Law and as are customary in all material respects for companies of similar size in the same or similar lines of business, (ii) all insurance policies of the Company and its Subsidiaries are in full force and effect and all premiums due and payable thereon have been paid, (iii) neither the Company nor any of its Subsidiaries is in breach of, or default under, any such insurance policy or has taken any action or failed to take any action which, with notice or lapse or time or both, would constitute a breach or default of any such insurance policy, (iv) no written notice of cancelation or termination has been received with respect to any such insurance policy, other than in connection with ordinary renewals, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action which, with notice or lapse or time or both, would permit termination of any such insurance policy, and (v) no claim for coverage pending under any such policies has been denied by an insurer. The Company has made available to Parent true and complete copies of all material insurance policies held or maintained by the Company and its Subsidiaries as of the date hereof relating to the business, assets and operations of the Company and its Subsidiaries.
Section 4.20.   Environmental Matters. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company:
(a)   (i) No action, claim, suit or proceeding is pending or, to the knowledge of the Company, threatened by any Governmental Authority or other Person, in each case that alleges that the Company or any of its Subsidiaries has violated or has any liability under any Environmental Law, (ii) there is no judgment, decree, injunction or order of any Governmental Authority issued under any Environmental Law outstanding against the Company or any of its Subsidiaries and (iii) neither the Company nor any of its Subsidiaries have received any written notice, demand, potentially responsible party or other letter, claim or request for information that would reasonably be expected to result in any liability to the Company or any of its Subsidiaries under any Environmental Law;
(b)   since December 31, 2015, the Company and its Subsidiaries have been in compliance with all Environmental Laws and have obtained and have been in compliance with all Environmental Permits;
(c)   to the knowledge of the Company, there has been no Release or threatened Release of any Hazardous Substance that has resulted in any liability or obligation to conduct any removal, remedial or corrective action of the Company or any of its Subsidiaries under or pursuant to any Environmental Law; and

(d)   neither the Company nor its Subsidiaries have undertaken or assumed any liability of any Third Party under any Environmental Law by Contract or, to the Company’s knowledge, by operation of Applicable Law.
The parties agree and acknowledge that this Section 4.20 shall be the Company’s sole and exclusive representations and warranties regarding environmental matters, Environmental Laws and Hazardous Substances.
Section 4.21.   Material Contracts.
(a)   Except for (x) this Agreement, (y) any Employee Plans and (z) the Contracts filed as exhibits to the Company SEC Documents after the Applicable Date but at least one (1) day prior to the date hereof, Section 4.21 of the Company Disclosure Letter contains a true, complete and correct list, as of the date of this Agreement, of each Contract described below in this Section 4.21 under which the Company or any of its Subsidiaries is a party and bound by, in each case as of the date of this Agreement (together with Contracts filed as exhibits to the Company SEC Documents after the Applicable Date but at least one (1) day prior to the date hereof, each, a “Material Contract”):
(i)   any Contract that (A) contains a provision that materially limits, curtails or restricts, the ability of the Company or any of its Subsidiaries to (1) compete or conduct activities in any geographic area or line of business with any Person or (2) hire or solicit any Person, other than pursuant to nondisclosure and confidentiality agreements entered into in the ordinary course of business consistent with past practice, (B) includes any “most favored nation”, exclusive marketing, right of first refusal, first offer or first negotiation or other material exclusive rights of any type or scope, in each case, that is granted by the Company to a Third Party, (C) contains “take or pay”, “requirements” or other similar provisions obligating the Company or any of its Subsidiaries to provide the quantity of goods or services required by another Person, or (D) that otherwise materially restricts the Company or any of its Subsidiaries;
(ii)   any Contract providing for (A) the acquisition or divestiture of a business or material assets of the Company or its Subsidiaries (including equity interests and whether by merger, sale of stock, sale of assets or otherwise) or (B) any exclusive licensing agreement that contains representations, covenants, indemnities or other obligations (including “earnout” or other contingent payment obligations), in each case, that would reasonably be expected to result in the receipt or making of future payments in excess of $2,500,000;
(iii)   any Contract (excluding licenses for off-the-shelf computer software or software-as-a-service that are generally available to the Company or its Subsidiaries on commercial terms) under which the Company or any of its Subsidiaries is granted any license, option or other right (including a covenant not to be sued or right to enforce or prosecute any patents) with respect to any Intellectual Property of a Third Party, or under which any Third Party is granted any license, option or other right (including a covenant not to be sued or right to enforce or prosecute any patents) with respect to any material Intellectual Property of the Company or any of its Subsidiaries, other than non-exclusive licenses granted in the ordinary course of business that are not material to the Company and its Subsidiaries, taken as a whole;
(iv)   any Contract providing for contribution or any guaranty in an amount that is material to the Company and its Subsidiaries, taken as a whole;
(v)   any material Contract with a Major Supplier;
(vi)   any Contract with any Governmental Authority that is material to the conduct of the business of the Company and its Subsidiaries, taken as a whole;
(vii)   each Contract entered into in connection with the settlement or other resolution of any action or proceeding (A) under which the Company or any of its Subsidiaries have any continuing obligations, liabilities or restrictions that are material to the Company and its Subsidiaries, taken as a whole, or (B) that involved or would reasonably be expected to involve payment by the Company or any of its Subsidiaries of more than $2,500,000 on or after February 2, 2020;

(viii)   each Contract under which the Company or any of its Subsidiaries has, directly or indirectly, made any loan, capital contribution to, or other investment in, any Person (except for the Company or any of its Subsidiaries), other than (A) extensions of credit in the ordinary course of business consistent with past practice and (B) investments in marketable securities in the ordinary course of business consistent with past practice;
(ix)   each Contract (other than Real Property Leases) not otherwise described in any other subsection of this Section 4.21(a) pursuant to which the Company or any of its Subsidiaries is obligated to pay, or entitled to receive, payments (A) in excess of $1,000,000 in the twelve (12) month period following the date of this Agreement or (B) in excess of $5,000,000 in the aggregate under such Contract after the date of this Agreement, in each case, which cannot be terminated by the Company or such Subsidiary of the Company on less than sixty (60) days’ notice without material payment or penalty;
(x)   any joint venture, joint development, or legal partnership, or any strategic alliance, joint development or partnership agreement that is material to the Company and its Subsidiaries, taken as a whole;
(xi)   each Contract with a temporary employee staffing agency, employee leasing agency, or professional employer organization;
(xii)   each Contract relating to the creation, incurrence, assumption or guarantee of outstanding indebtedness of the Company or the Subsidiaries of the Company for borrowed money (whether incurred, assumed, guaranteed or secured by any asset) or creating any Lien (other than Permitted Liens) on any material assets of the Company or its Subsidiaries;
(xiii)   any Contract with an Affiliate that would be required to be disclosed by Item 404(a) of Regulation S-K promulgated under the 1934 Act; and
(xiv)   any Contract that requires the Company or any Subsidiary of the Company to make any capital commitment or capital expenditure in excess of $2,500,000 during any twelve (12) month period following the date hereof or in excess of $5,000,000 in the aggregate under such Contract, other than as expressly set forth in the capital expenditure budget set forth in Section 6.01(d) of the Company Disclosure Letter.
(b)   Except as would not have, individually or in the aggregate, a Material Adverse Effect, each Material Contract is in full force and effect and is a legal, valid and binding agreement of the Company or its Subsidiary, as the case may be, and, to the knowledge of the Company, of each other party thereto, enforceable against the Company or such Subsidiary, as the case may be, and, to the knowledge of the Company, against the other party or parties thereto, in each case, in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar Applicable Law affecting creditors’ rights generally and by general principles of equity. Except as would not have, individually or in the aggregate, a Material Adverse Effect, none of the Company, any of its Subsidiaries or, to the knowledge of the Company, any other party thereto is in default or breach under the terms of any Material Contract and, to the knowledge of the Company, no event or condition or circumstance has occurred that, with or without notice or lapse of time or both, would constitute any event of default thereunder.
(c)   Copies of each Material Contract have been filed with the SEC or made available by the Company to Parent. All Contracts, including amendments thereto, required to be filed as an exhibit to any report of the Company filed pursuant to the 1934 Act of the type described in Item 601(b)(10) of Regulation S-K promulgated by the SEC have been so filed.
Section 4.22.   Major Suppliers.   Section 4.22 of the Company Disclosure Letter lists the ten (10) largest suppliers of the Company and its Subsidiaries (determined on the basis of aggregate purchases made by the Company and its Subsidiaries over the four consecutive fiscal quarter period ended February 1, 2020) (each, a “Major Supplier”). Except as would not reasonably be expected to have a Material Adverse Effect on the Company, the Company has not received, as of the date of this Agreement, any notice in writing from any Major Supplier that it intends to terminate, amend or modify in a manner adverse to the Company, or not renew, its agreement or arrangement with the Company or its Subsidiaries.

Section 4.23.   Compliance with the U.S. Foreign Corrupt Practices Act and Other Applicable Anti-Corruption Laws.
(a)   Since December 1, 2015, the Company and its Subsidiaries, and to the Company’s knowledge, all Person’s acting on behalf of the Company or any of its Subsidiaries, have materially complied with the U.S. Foreign Corrupt Practices Act of 1977 (the “FCPA”) and other anti-corruption laws applicable to the Company or its Subsidiaries (collectively, “Anti-corruption Laws”).
(b)   Since December 1, 2015, neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any Person acting on behalf of the Company or any of its Subsidiaries, has offered, given, promised, or authorized the giving of anything of value, directly or indirectly, to or from any Person, including any Public Official, for the purposes of (i) improperly influencing any action or decision of a Person in his or her official capacity, (ii) inducing a Public Official to do or omit to do any act in violation of the lawful duty of such official, (iii) securing any improper advantage, or (iv) improperly inducing a Person to use his or her influence with any Governmental Authority to affect or influence any act or decision of such Governmental Authority to assist the Company or any Subsidiary in obtaining or retaining business or any business advantage for or with, or directing business to, any Person, in any such case where such action would violate in any material respect any Anti-corruption Laws.
(c)   To the Company’s knowledge, since December 1, 2015, there have been no material violations, internal investigations, enforcement actions, penalties or threats of penalty, whistleblower reports, governmental investigations, internal or external audits, voluntary disclosures to a Governmental Authority, or pending litigation related to Anti-corruption Laws, involving the Company or any of its Subsidiaries.
(d)   The Company and its Subsidiaries have instituted an anti-corruption compliance program designed to achieve compliance with Anti-corruption Laws.
(e)   Since December 1, 2015, the Company and its Subsidiaries have maintained accurate and reasonably detailed books and records and maintained adequate internal controls as required under the accounting provisions of the FCPA.
Section 4.24.   Finders’ Fees.   Except for Robert W. Baird & Co. Incorporated, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who is entitled to any fee or commission from the Company or any of its Affiliates in connection with the transactions contemplated by this Agreement.
Section 4.25.   Opinion of Financial Advisor.   The Company Board has received the opinion of Robert W. Baird & Co. Incorporated, financial advisor to the Company, to the effect that, as of the date of this Agreement, the Merger Consideration to be received by the holders of shares of Company Stock (other than Parent and its Affiliates) in the Merger is fair, from a financial point of view, to such holders, and such opinion has not been modified, amended, qualified, revoked or rescinded in any respect. A signed copy of such opinion will be made available to Parent for information purposes only promptly following the date of this Agreement. The Company has been authorized by Robert W. Baird & Co. Incorporated to include its written opinion in its entirety in the Proxy Statement.
Section 4.26.   Antitakeover Statutes.   Subject to the accuracy of Section 5.09, on or prior to the date of this Agreement, the Company Board has taken all necessary actions so that the restrictions on business combinations set forth in Section 203 of Delaware Law and any other similar Applicable Law are not applicable to this Agreement, the Merger or the transactions contemplated hereby. No other state takeover statute, “control share acquisition,” “fair price,” “moratorium,” “business combination” or similar statute or regulation applies to or purports to apply to this Agreement, the Merger or the other transactions contemplated hereby.
Section 4.27.   Trade Laws.   Except as would not have, individually or in the aggregate, a Material Adverse Effect on the Company: (a) the Company is, and at all times since the Applicable Date has been, in compliance with all applicable Trade Laws, (b) there are no material pending or,to the knowledge of the Company, threatened unresolved claims concerning any liability of the Company with respect to any false statement or omission made by the Company in violation of any applicable Trade Laws or any applicable export licenses, (c) none of the Company or any Company Subsidiary or, to the knowledge of the Company, any of their directors, officers, or employees is a Sanctioned Person, and (d) neither the Company nor any Company Subsidiary, nor to the knowledge of the Company, any of their directors, officers, employees or any Person acting on their behalf has engaged in transactions or dealings, directly or indirectly, with any Sanctioned Person or in any Sanctioned Country that at the time of the transaction or dealing was unlawful.
ARTICLE 5
Representations and Warranties of Parent and Merger Subsidiary
Parent and Merger Subsidiary jointly and severally represent and warrant to the Company that:
Section 5.01.   Corporate Existence and Power.
(a)   Parent is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Merger Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Each of Parent and Merger Subsidiary has all corporate or other powers and all Permits required to own, lease and operate its properties and assets and to carry on its business as currently conducted, except where the failure to have such power or Permits would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Since the date of its incorporation, Merger Subsidiary has not engaged in any activities other than in connection with or as contemplated by this Agreement. Parent owns beneficially and of record all of the outstanding capital stock of Merger Subsidiary.
(b)   Parent has heretofore made available to the Company true, complete and correct copies of the certificates of incorporation and bylaws of Merger Subsidiary as currently in effect. Neither Parent nor Merger Subsidiary is in violation of any of the provisions of their respective certificates of incorporation, bylaws, limited liability company agreements or other organizational documents.
Section 5.02.   Corporate Authorization.   The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement, and the Transaction Documents to be delivered pursuant hereto, and the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby are within the corporate powers of Parent and Merger Subsidiary and have been duly authorized by all necessary corporate action. Parent, as sole stockholder of Merger Subsidiary, has delivered an action by written consent (which shall become effective immediately after the execution and delivery of this Agreement in accordance with Section 228(c) of Delaware Law) adopting and approving this Agreement and no other corporate proceedings on the part of Parent or Merger Subsidiary are necessary to authorize this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Parent and Merger Subsidiary and, assuming due authorization, execution and delivery by the Company, this Agreement constitutes a valid and binding agreement of each of Parent and Merger Subsidiary, enforceable against each of Parent and Merger Subsidiary in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).
Section 5.03.   Governmental Authorization.   Neither the execution, delivery or performance by Parent and Merger Subsidiary of this Agreement or the Transaction Documents to be delivered pursuant hereto by Parent or Merger Subsidiary at the Closing nor the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby require any action by or in respect of, or filing with, any Governmental Authority, other than (a) the filing of Certificate of Merger with respect to the Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which Parent is qualified to do business, (b) compliance with any applicable requirements of the HSR Act and Foreign Antitrust Laws, (c) compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other state or federal securities laws, (d) compliance with any applicable rules of Nasdaq, and (e) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 5.04.   Non-contravention.   Neither the execution, delivery and performance by Parent and Merger Subsidiary of this Agreement, or the Transaction Documents to be delivered pursuant hereto by Parent or Merger Subsidiary at the Closing, as applicable, nor the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby, including the Merger, do or will (a) contravene, conflict with, or result in any violation or breach of any provision of the certificates of incorporation or bylaws of

Parent or Merger Subsidiary, (b) assuming compliance with the matters referred to in Section 5.03, contravene, conflict with or result in a violation or breach of any provision of any Applicable Law, (c) assuming compliance with the matters referred to in Section 5.03, require any consent or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Parent or any of its Subsidiaries is entitled under any provision of any agreement or other instrument binding upon Parent or any of its Subsidiaries or any license, franchise, Permit, certificate, approval or other similar authorization by which any asset of Parent or any of its Subsidiaries is bound or (d) result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of Parent or any of its Subsidiaries, except, in the case of each of clauses (b) through (d), as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 5.05.   Disclosure Documents.   The information supplied by Parent or Merger Subsidiary for inclusion in the Proxy Statement shall not, on the date the Proxy Statement, and any amendments or supplements thereto, is first filed with the SEC or first mailed to the stockholders of the Company or at the time of the Company Stockholder Approval, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 5.05 shall not apply to statements or omissions included or incorporated by reference in the Proxy Statement based upon information supplied by the Company or any of its Representatives specifically for use or incorporation by reference therein.
Section 5.06.   Financing.   Parent has, and as of the Effective Time shall have and shall have at all times between the date of this Agreement and the Effective Time, sufficient funds immediately available to fully fund all of Parent’s and Merger Subsidiary’s obligations under this Agreement, including payment of the aggregate Merger Consideration and payment of all fees and expenses related to the transactions contemplated by this Agreement, and such obligations are not and will not be subject to the receipt by Parent of any financing or the consummation of any other transaction.
Section 5.07.   Certain Arrangements.   There are no Contracts or commitments to enter into Contracts (a) between Parent, Merger Subsidiary or any of their Affiliates, on the one hand, and any director or officer of the Company or any of its Subsidiaries, on the other hand, or (b) pursuant to which any stockholder of the Company would be entitled to receive consideration of a different amount or nature than the Merger Consideration or pursuant to which any stockholder of the Company agrees to vote or approve this Agreement or the Merger or agrees to vote against any Superior Proposal.
Section 5.08.   Litigation.   There are no actions pending or, to the knowledge of Parent and Merger Subsidiary, threatened against Parent, Merger Subsidiary or any of their respective Affiliates, other than any such action that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the consummation of Merger by Parent or Merger Subsidiary, and neither Parent nor Merger Subsidiary nor any of its Affiliates is a party to or subject to the provisions of any order which would reasonably be expected to prevent or materially delay the consummation of Merger by Parent or Merger Subsidiary.
Section 5.09.   Ownership of Company Securities.   Parent and its Affiliates do not “beneficially own” (within the meaning of Regulation 13D promulgated under the 1934 Act) and do not “own”, and have not “owned” (each, as defined in Section 203 of Delaware Law) at any times during the past three (3) years, any shares of Company Stock, Company Securities or other securities of the Company or any options, warrants or other rights to acquire Company Stock, Company Securities or other securities of, or any other economic interest (through derivative securities or otherwise) in, the Company.
Section 5.10.   No Vote of Parent Stockholders.   No vote of the stockholders of Parent or the holders of any other securities of Parent (equity or otherwise) is required by any Applicable Law, the certificate of incorporation or bylaws or other equivalent organizational documents of Parent or the applicable rules of any exchange on which securities of Parent are traded, in order for Parent to consummate the transactions contemplated hereby. For purposes of this Section 5.10, “Parent” also includes the equity holders of Parent.

Section 5.11.   Finders’ Fees.   Except for J.P. Morgan Securities LLC, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Parent, Merger Subsidiary or any of their respective Subsidiaries who is entitled to any fee or commission from Parent, Merger Subsidiary or any of their respective Affiliates in connection with the transactions contemplated by this Agreement.
ARTICLE 6
Covenants of the Company
The Company agrees that:
Section 6.01.   Conduct of the Company.   Except for matters set forth in Section 6.01 of the Company Disclosure Letter, for any actions taken to ensure compliance by the Company and its Subsidiaries and their respective directors, officers, employees, consultants and customers with any COVID-19 Measures, as permitted by this Agreement, as required by Applicable Law or with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), from and after the date of this Agreement until the Effective Time (or the earlier valid termination of this Agreement in accordance with Article 10 hereof), the Company shall, and shall cause each of its Subsidiaries to, conduct its business in the ordinary course of business consistent with past practice and use its reasonable best efforts to (x) preserve intact its present business organization, (y) keep available the services of its directors, officers and key employees and (z) preserve the goodwill of and relationships with its customers, lenders, suppliers and others having material business relationships with it. Without limiting the generality of the foregoing, except for matters set forth in Section 6.01 of the Company Disclosure Letter, actions taken to ensure compliance by the Company and its Subsidiaries and their respective directors, officers, employees, consultants and customers with any COVID-19 Measures, required by Applicable Law or with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), from and after the date of this Agreement until the Effective Time (or the earlier valid termination of this Agreement in accordance with Article 10 hereof), the Company shall not, nor shall it permit any of its Subsidiaries to:
(a)   (i) amend, modify or rescind the certificate of incorporation or bylaws of the Company or (ii) amend in any manner adverse to Parent or Merger Subsidiary, the comparable organizational documents of any Subsidiary of the Company;
(b)   (i) split, combine or reclassify any shares of its capital stock, (ii) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock, property or otherwise) in respect of, or enter into any agreement with respect to the voting of, any capital stock of the Company or any of its Subsidiaries, other than dividends and distributions by a direct or indirect wholly owned Subsidiary of the Company to its parent or (iii) redeem, repurchase or otherwise acquire or offer to redeem, repurchase or otherwise acquire any Company Securities or any Company Subsidiary Securities, other than (A) the withholding of shares of Company Stock to satisfy Tax obligations with respect to awards granted pursuant to the Company Stock Plans, and (B) as required by any Employee Plan as in effect on the date of this Agreement;
(c)   (i) issue, deliver, sell, grant, pledge, transfer, subject to any Lien (other than Permitted Liens) or otherwise encumber or dispose of any Company Securities or Company Subsidiary Securities, other than the issuance of (A) any shares of Company Stock upon the settlement of Company RSUs that are outstanding on the date of this Agreement in accordance with their terms on the date of this Agreement, (B) the issuance of shares of Company Stock as required by the ESPP and (C) any Company Subsidiary Securities to the Company or any other Subsidiary of the Company or (ii) amend any term of any Company Security or any Company Subsidiary Security;
(d)   incur any capital expenditures or any obligations or liabilities in respect thereof, except for (i) those contemplated by the capital expenditure budget as set forth in Section 6.01(d) of the Company Disclosure Letter and (ii) any unbudgeted capital expenditures not to exceed $2,500,000 individually or $5,000,000 in the aggregate;
(e)   merge or consolidate the Company or any of its Subsidiaries with any Person or adopt a plan or agreement of, or resolutions providing for or authorizing, complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization, each with respect to the Company or any of its

Subsidiaries (other than the dissolution of any inactive Subsidiary of the Company and reorganizations solely among Subsidiaries of the Company);
(f)   acquire or offer to acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any properties, interests or businesses, or any assets or securities in connection with the acquisition of properties, interests or businesses, other than (i) acquisitions for consideration that is individually not in excess of $2,500,000, or in the aggregate not in excess of $5,000,000, (ii) pursuant to the existing Contracts set forth on Section 6.01(f) of the Company Disclosure Letter or (iii) acquisitions of Third Party products and services, inventory or equipment in the ordinary course of business consistent with past practice;
(g)   sell, lease or otherwise transfer, or create or incur any Lien (other than Permitted Liens) on, any of the Company’s or its Subsidiaries’ assets, securities, properties, interests or businesses, other than sales, leases, dispositions or transfers for consideration that is individually not in excess of $2,500,000, or in the aggregate not in excess of $5,000,000, other than (i) pursuant to existing Contracts or commitments or (ii) sales of Company products and services, inventory or used equipment in the ordinary course of business consistent with past practice;
(h)   grant any license under any of Company Owned IP, other than non-exclusive licenses granted to a customer or supplier in the ordinary course of business consistent with past practice;
(i)   make any loans, advances or capital contributions to, or investments in, any other Person in excess of $2,500,000 in the aggregate (other than (i) to the Company or any of its Subsidiaries in the ordinary course of business consistent with past practice or (ii) accounts receivable and extensions of credit and advances of expenses to employees, in each case, in the ordinary course of business consistent with past practice);
(j)   except in the ordinary course of business consistent with past practice, (i) enter into any Contract that would, if entered into prior to the date of this Agreement, be a Material Contract or Real Property Lease, (ii) materially modify, materially amend or terminate any Real Property Lease or Material Contract or (iii) waive, release, terminate, amend, renew or assign any material rights or claims of the Company or any of its Subsidiaries under any Real Property Lease or Material Contract;
(k)   except (v) as required by the terms of any Employee Plan as in effect on the date of this Agreement, (w) in the ordinary course of business consistent with past practice, (x) disclosed on Section 6.01(k) of the Company Disclosure Letter, or (y) as would not be material to the Company: (i) hire any new officer to whom a written offer of employment has not previously been made and accepted prior to the date of this Agreement, (ii) grant to any current or former director or officer of the Company or any of its Subsidiaries any increase (or to any current or former employee of the Company or any of its Subsidiaries any special or extraordinary increase other than ordinary course annual increases that are consistent with past practice) in compensation, bonus or benefits in addition to those pursuant to arrangements in effect on the date of this Agreement, (iii) make any current or former officer, director or employee of the Company a participant in or party to any employee retention, change of control or severance plan or grant any material increase in any employee retention, change of control or severance compensation or (iv) establish, adopt, enter into or materially amend any Employee Plan (other than entering into offer letters that contemplate “at will” employment, where permitted by Applicable Law, or employment agreements consistent with the Company’s past practices in the applicable jurisdiction) or collective bargaining agreement; provided, however, that the foregoing shall not restrict the Company or any of its Subsidiaries from entering into or making available to newly hired employees, or to employees in the context of promotions based on job performance or to fill a vacant position, Employee Plans and benefits and compensation practices and arrangements (excluding equity grants) that have a value that is consistent with those previously provided to similarly situated employees or newly hired employees;
(l)   (i) institute, pay, discharge, compromise, settle or satisfy (or agree to do any of the preceding with respect to) any claims, liabilities or obligations (whether absolute, accrued, asserted or unasserted, contingent or otherwise), in excess of $2,500,000 in any individual case or $5,000,000 in the aggregate, other than as required by their terms as in effect on the date of this Agreement and other than such claims, liabilities or obligations reserved against on the Company Balance Sheet (for amounts not in excess of such reserves); provided, that the payment, discharge, settlement or satisfaction of such claim, liability or obligation does not include any material obligations (other than the payment of money) to be performed by the Company or any of its Subsidiaries following the Closing, or (ii) waive, relinquish, release, grant, transfer or assign any right with a value of more than $2,500,000 in any individual case or $5,000,000 in the aggregate;
(m)   make any material change in any financial accounting principles, methods or practices (including any Tax accounting policies or procedures) or any of its methods of reporting income, deductions or other material items for financial or Tax accounting purposes, in each case except for any such change required by GAAP or Applicable Law, including Regulation S-X under the 1934 Act;
(n)   voluntarily terminate, cancel, amend or modify any material insurance coverage policy maintained by the Company or any of its Subsidiaries that is not concurrently replaced by a comparable amount of insurance coverage, other than renewals in the ordinary course of business consistent with past practice;
(o)   other than in the ordinary course of business consistent with past practice, make, change or revoke any material Tax election, change any annual Tax accounting period, adopt or change any method of material Tax accounting, amend or refile any material Tax Return, enter into any closing agreement, settle or compromise any Tax claim or assessment or consent to any extension or waiver of the statutory period of limitations applicable to any claim or assessment in respect of Taxes;
(p)   incur, create, redeem, repurchase, prepay, defease or cancel any debt or issue any debt securities, or assume or guarantee the obligations of any Person (other than a wholly owned Company Subsidiary) for borrowed money, except for borrowings and repayments under the Company’s revolving line of credit facility in effect as of the date of this Agreement to fund acquisitions of inventory and other working capital purposes (including successive repayments and reborrowings); provided, that the Company shall, at all times between the date hereof and the Effective Time, maintain Minimum Liquidity of at least $50,000,000;
(q)   engage in any transaction with, or enter into any agreement, arrangement or understanding with any Affiliate of the Company or other person covered by Item 404 of Regulation S-K promulgated under the 1934 Act; or
(r)   agree, authorize or commit to do any of the foregoing.
In the event the Company or any of its Subsidiaries intends to rely upon the exception for actions taken to ensure compliance by the Company and its Subsidiaries and their respective directors, officers, employees, consultants and customers with any COVID-19 Measures, the Company shall use its reasonable best efforts (taking into account any reasonable timing constraints) to discuss with and shall consider in good faith the views of Parent with respect to such actions taken to ensure compliance with such COVID-19 Measures.
Section 6.02.   Company Stockholder Meeting.   The Company shall cause a meeting of its stockholders (the “Company Stockholder Meeting”) to be duly called and held as soon as reasonably practicable following clearance of the Proxy Statement (and in any event no more than forty-five (45) days after such clearance) by the SEC for the purpose of voting on the adoption of this Agreement, the adjournment the Company Stockholder Meeting, if necessary to solicit additional proxies if there are not sufficient votes to adopt this Agreement, and a non-binding advisory proposal to approve change-in-control payments to executives of the Company. Except as required by Applicable Law, the Company shall not submit any other proposal to its stockholders at the Company Stockholder Meeting without the prior written consent of Parent. The record date and meeting date of the Company Stockholder Meeting shall be selected by the Company after reasonable consultation with Parent. Notwithstanding anything to the contrary herein, the Company may, in its reasonable discretion, adjourn or postpone the Company Stockholder Meeting (a) after consultation with Parent, to the extent necessary to ensure that any required supplement or amendment to the Proxy Statement is provided to the Company’s stockholders within a reasonable amount of time in advance of the Company Stockholder Meeting, (b) as otherwise required by Applicable Law or (c) if as of the time for which the Company Stockholder Meeting is scheduled as set forth in the Proxy Statement, there are insufficient shares of Company Stock represented (in person or by proxy) to obtain Company Stockholder Approval; provided, however, that unless and only for so long as the Company is in a Parent notice period in accordance with Section 6.03(e) or Section 6.03(f), the Company Stockholder Meeting shall not be adjourned for more than thirty (30) days in the aggregate from the originally scheduled date of the Company Stockholder Meeting without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed). The Company shall, upon the reasonable request of Parent, advise Parent on a daily basis on each of the last seven (7) days prior to the date of the Company Stockholder Meeting (and any reconvening thereof) as to the aggregate tally of proxies received by the Company with respect to the Company Stockholder Approval and whether such proxies have been voted affirmatively or negatively with respect to each of the proposals to be presented at the Company Stockholder Meeting. Subject to Section 6.03, the Company Board shall (i) recommend adoption of this Agreement by the Company’s stockholders, (ii) use its reasonable best efforts to obtain the Company Stockholder Approval and (iii) otherwise comply with all legal requirements applicable to such meeting. Notwithstanding anything to the contrary set forth this Agreement, but subject to the fourth sentence of this Section 6.02, unless this Agreement is terminated pursuant to, and in accordance with, Section 10.01, (i) the obligation of the Company to establish a record date for, give notice of, and convene and hold the Company Stockholder Meeting and to hold a vote of the Company’s stockholders on the adoption of this Agreement at the Company Stockholder Meeting pursuant to this Section 6.02 shall not be limited or otherwise affected by the commencement, disclosure, announcement or submission to it of any Acquisition Proposal (whether or not a Superior Proposal) or by an Adverse Recommendation Change, and (ii) in any case in which the Company makes an Adverse Recommendation Change pursuant to Section 6.03, the Company shall nevertheless submit this Agreement to a vote of its stockholders at the Company Stockholder Meeting for the purpose of the adoption of this Agreement.
Section 6.03.   No Solicitation.
(a)   Notwithstanding anything to the contrary contained in this Agreement, during the period beginning on the date of this Agreement and continuing until 11:59 p.m. New York City time on January 31, 2021 (the “No-Shop Period Start Date”), the Company and its Subsidiaries and their respective directors, officers, employees, investment bankers, attorneys, accountants and other advisors or Representatives shall have the right to (i) solicit, initiate, propose or induce the making, submission or announcement of, or encourage, facilitate or assist, any proposal or offer that could constitute an Acquisition Proposal, (ii) provide information (including non-public information and data) relating to the Company or any of its Subsidiaries and afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries to any Person (and its Representatives, including potential financing sources) pursuant to an Acceptable Confidentiality Agreement; provided, however, that the Company shall provide to Parent and Merger Subsidiary any non-public information or data that is provided to any Person given such access that was not previously provided or made available to Parent or Merger Subsidiary prior to or substantially concurrently with the time it is provided to such Person, (iii) engage in, enter into, continue or otherwise participate in, any discussions or negotiations with any Persons (and their respective Representatives, including potential financing sources) with respect to any Acquisition Proposals (or inquiries, proposals or offers or other efforts that would reasonably be expected to lead to a Acquisition Proposal) and (iv) cooperate with or assist or participate in or facilitate any such inquiries, proposals, offers, discussions or negotiations or any effort or attempt to make any Acquisition Proposals. As promptly as reasonably practicable, and in any event within one (1) Business Day following the No-Shop Period Start Date, the Company shall deliver to Parent a written notice setting forth the identity of each Excluded Party.
(b)   Except as expressly permitted by this Section 6.03, from the No-Shop Period Start Date (or, with respect to an Excluded Party, from 11:59 p.m. New York City time on the twentieth (20th) day following the No-Shop Period Start Date) (the twentieth (20th) day, the “Cut-Off Time”) until the earlier to occur of the valid termination of this Agreement pursuant to Article 10 and the Effective Time, the Company shall not, and shall cause each of its Subsidiaries and its and their respective officers and directors, and shall instruct its and its Subsidiaries’ other Representatives not to, directly or indirectly, (i) solicit, initiate, or knowingly encourage or knowingly facilitate any proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal, or (ii) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other Person any information in connection with or for the purpose of knowingly encouraging or knowingly facilitating, any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal. The Company shall, and the Company shall cause its Subsidiaries, and its and their respective officers and directors to, and shall use its reasonable best efforts to cause its and its Subsidiaries’ other Representatives to, immediately after the No Shop Period Start Date (or, with respect to an Excluded Party, the Cut-Off Time), cease any and all existing solicitation, discussions or negotiations with any Persons (or provision of any nonpublic information to any Persons) with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal, except as set forth in the last sentence of this Section 6.03(b). Within five (5) Business Days following the No-Shop Period Start Date (or, with respect to an Excluded Party, within five (5) Business Days after the Company Stockholder Approval has been obtained), the Company shall (A) request in writing that each Person that has heretofore executed a confidentiality agreement in connection with its consideration of an Acquisition Proposal or potential Acquisition Proposal promptly destroy or return to the Company all nonpublic information heretofore furnished by the Company or any of its Representatives to such Person or any of its Representatives in accordance with the terms of such confidentiality agreement and (B) terminate access to any physical or electronic data rooms relating to a possible Acquisition Proposal by such Person and its Representatives. Notwithstanding the commencement of the No-Shop Period Start Date, the Company may continue to engage in the activities described in clauses (ii) and (iii) of Section 6.03(a) (subject to compliance with the terms thereof) with respect to any Excluded Party, including with respect to any amended or modified Acquisition Proposal submitted by any Excluded Party following the No-Shop Period Start Date until obtaining the Company Stockholder Approval, and the restrictions in this Section 6.03(b) shall not apply with respect thereto.
(c)   Notwithstanding anything to the contrary contained in this Agreement, if, at any time from and after the No-Shop Period Start Date and prior to the Company obtaining the Company Stockholder Approval, the Company receives a bona fide written Acquisition Proposal that is not withdrawn from any Person that did not result from a material breach of Section 6.03(b), and if the Company Board determines in good faith, after consultation with its financial advisors and outside legal counsel, (i) that such Acquisition Proposal constitutes or would reasonably be expected to lead to a Superior Proposal, and (ii) failure to take the actions set forth in clauses (A) and (B) below would reasonably be expected to result in a breach of the Company Board’s fiduciary duties under Applicable Law, then the Company and its Representatives may, in response to such Acquisition Proposal, (A) furnish, pursuant to an Acceptable Confidentiality Agreement, information (including non-public information) with respect to the Company and its Subsidiaries to the Person that has made such written Acquisition Proposal and its Representatives; provided, that the Company shall, prior to or substantially concurrently with the delivery to such Person, provide to Parent any information concerning the Company or any of its Subsidiaries that is provided or made available to such Person or its Representatives unless such information has been previously provided to Parent; and (B) engage in or otherwise participate in discussions or negotiations with the Person making such Acquisition Proposal and its Representatives regarding such Acquisition Proposal. The Company shall promptly (and in any event within 24 hours) notify Parent in writing if the Company Board makes the determinations set forth in this Section 6.03(c).
(d)   At any time after the No-Shop Period Start Date (or, with respect to an Excluded Party, the Cut-Off Time) and until the earlier to occur of the valid termination of this Agreement pursuant to Article 10 and the Effective Time, the Company shall (i) promptly (and in no event later than 24 hours after receipt) notify Parent in writing in the event that the Company or any of its Subsidiaries or its or their Representatives receives an Acquisition Proposal or any offer, proposal, inquiry or request for information or discussions relating to the Company or its Subsidiaries that is or would be reasonably likely to lead to an Acquisition Proposal or in each case, any amendment or modification to the material terms of any Acquisition Proposal, including the identity of the Person making the Acquisition Proposal or offer, proposal, inquiry or request and the material terms and conditions thereof (and, if the Acquisition Proposal is made in writing, an unredacted copy of such Acquisition Proposal, any relevant proposed transaction agreements and a copy of any financing commitments), and (ii) keep Parent reasonably informed, on a reasonably current basis, as to any material developments with respect to such Acquisition Proposal, offer, proposal, inquiry or request.
(e)   Notwithstanding anything else in this Agreement to the contrary, from the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article 10 and the Effective Time, except as expressly permitted by this Section 6.03(e) or Section 6.03(f), neither the Company Board nor any committee thereof shall (i) (A) change, qualify, withhold, withdraw or modify, or authorize or resolve to or publicly propose or announce its intention to change, qualify, withhold, withdraw or modify, in each case in any manner adverse to Parent, the Company Board Recommendation, or fail to include the Company Board Recommendation in the Proxy Statement, (B) adopt, approve, endorse or recommend to the stockholders of the Company, or resolve to or publicly propose or announce its intention to adopt, approve, endorse or recommend to the stockholders of the Company, an Acquisition Proposal, (C) within ten (10) Business Days of Parent’s written request, fail to make or reaffirm the Company Board Recommendation following the date any Acquisition Proposal or any material modification thereto is first published or sent or given to the stockholders of the Company; provided, that Parent may not make any such request on more than one occasion in respect of any Acquisition Proposal or more than one occasion in respect of any material modification of an Acquisition Proposal, (D) fail to recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9 against any Acquisition Proposal that is a tender offer or exchange offer subject to Regulation 14D promulgated under the 1934 Act within ten (10) Business Days after the commencement (within the meaning of Rule 14d-2 under the 1934 Act) of such tender offer or exchange offer, or (E) publicly propose or agree to any of the foregoing (any action described in this clause (i) being referred to as an “Adverse Recommendation Change”), or (ii) cause or direct the Company or any of its Subsidiaries to enter into any letter of intent, memorandum of understanding, agreement (including an acquisition agreement, merger agreement, option agreement, expense reimbursement agreement, joint venture agreement or other similar agreement), legally binding commitment or agreement in principle with respect to, or that would reasonably be expected to lead to, any Acquisition Proposal (other than an Acceptable Confidentiality Agreement entered into in accordance with Section 6.03(c)) (a “Company Acquisition Agreement”) or publicly propose or agree to do any of the foregoing. Notwithstanding anything to the contrary set forth in this Agreement, prior to obtaining the Company Stockholder Approval, the Company Board may, in response to an Acquisition Proposal received by the Company after the date of this Agreement that did not result from a material breach of Section 6.03(b), (x) make an Adverse Recommendation Change or (y) cause the Company to validly terminate this Agreement in accordance with Section 10.01(d)(i) in order to cause the Company to enter into a definitive agreement with respect to an Acquisition Proposal, if and only if the Company Board has determined in good faith, after consultation with its financial advisor and outside legal counsel and after taking into account any revisions to the terms of this Agreement that may be offered in writing by Parent in accordance with this Section 6.03(e), (I) that such Acquisition Proposal constitutes a Superior Proposal, and (II) that the failure to make an Adverse Recommendation Change or cause the Company to validly terminate this Agreement in accordance with Section 10.01(d)(i) would reasonably be expected to result in a breach of the Company Board’s fiduciary duties under Applicable Law; provided, that prior to making such Adverse Recommendation Change or terminating this Agreement in accordance with Section 10.01(d)(i), (A) the Company shall have given Parent at least four (4) Business Day’s prior written notice of its intention to take such action, including the material terms and conditions of, and the identity of the Person making any such Superior Proposal and contemporaneously provided to Parent a copy of the Superior Proposal, a copy of any proposed Company Acquisition Agreement and all related documentation, (B) during such four (4) Business Day period following the date on which such notice is received, the Company shall and shall cause its Representatives to, if requested by Parent, negotiate with Parent in good faith to make such adjustments to the terms and conditions of this Agreement as Parent may propose, (C) upon the end of such notice period (or such subsequent notice period as contemplated by clause (D)), the Company Board shall have considered in good faith any revisions to the terms of this Agreement proposed in writing by Parent and capable of being accepted by the Company, and shall have determined, after consultation with its financial advisors and outside legal counsel, that the Superior Proposal would nevertheless continue to constitute a Superior Proposal, and (D) in the event of any change to any of the financial terms or any other material terms of such Superior Proposal, the Company shall, in each case, have delivered to Parent an additional notice consistent with that described in clause (A) above of this proviso and a new notice period under clause (A) of this proviso shall commence (provided, that the notice period thereunder shall only be three (3) Business Days) during which time the Company shall be required to comply with the requirements of this Section 6.03(e) anew with respect to such additional notice, including clauses (A) through (C) above of this proviso. For the avoidance of doubt, the Cut-Off Time shall be tolled and shall not take effect during the periods described in the foregoing sentence.
(f)   The foregoing notwithstanding, prior to obtaining the Company Stockholder Approval, the Company Board may, in response to an Intervening Event, make an Adverse Recommendation Change, if the Company Board determines in good faith, after consultation with the Company’s financial advisors and outside legal counsel, that the failure of the Company Board to take such action would reasonably be expected to result in a breach of the Company Board’s fiduciary duties under Applicable Law; provided, however, that the Company Board shall not be entitled to effect such an Adverse Recommendation Change until (i) the Company shall have given Parent at least four (4) Business Day’s prior written notice of its intention to effect such an Adverse Recommendation Change and specifying the reasons therefor, which notice shall include a description the applicable Intervening Event, (ii) during the four (4) Business Day period following the date on which such notice is received, the Company shall and shall cause its Representatives to, if requested by Parent, negotiate in good faith with Parent, to make adjustments to the terms and conditions of this Agreement and (iii) following the end of such four (4) Business Day period, the Company Board, after consultation with the Company’s financial advisors and outside legal counsel and taking into account any revisions to the terms and conditions of this Agreement proposed in writing by Parent and capable of being accepted by the Company, shall have determined in good faith that the failure of the Company Board to make such an Adverse Recommendation Change would reasonably be expected to result in a breach of the Company Board’s fiduciary duties under Applicable Law.
(g)   Nothing contained in this Section 6.03 shall prohibit the Company or the Company Board from (i) taking and disclosing to the stockholders of the Company a position contemplated by Rule 14e-2(a) or Rule 14d-9 promulgated under the 1934 Act, (ii) making any disclosure to the stockholders of the Company that is required by Applicable Law or (iii) making any “stop, look and listen” communication to the stockholders of the Company pursuant to Rule 14d-9(f) under the 1934 Act; provided, however, that this Section 6.03(g) shall not be deemed to permit the Company Board to make an Adverse Recommendation Change other than in accordance with Section 6.03(e) or Section 6.03(f).
Section 6.04.   Access to Information.
(a)   From the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement in accordance with Article 10 hereof, and subject to Applicable Law and the Confidentiality Agreements, the Company shall, and shall cause each of its Subsidiaries to, (i) give to Parent, its counsel, financial advisors, auditors and other authorized Representatives reasonable access during normal business hours to the employees, offices (subject to the Company taking actions to ensure compliance by the Company and its Subsidiaries and their respective directors, officers and employees with any COVID-19 Measures), properties, books and records of such party, (ii) furnish reasonably promptly to Parent, its counsel, financial advisors, auditors and other authorized Representatives all information (financial or otherwise) as such Persons may reasonably request concerning the Company’s and its Subsidiaries’ business, properties and personnel, and (iii) instruct its employees, counsel, financial advisors, auditors and other authorized Representatives to reasonably cooperate with Parent in its investigation. Any investigation pursuant to this Section 6.04 shall be conducted under supervision of appropriate personnel of the Company and in such manner as not to unreasonably interfere with the conduct of the business of the Company, and shall not include the collection or analysis of any environmental samples, except for the purposes of assessing a “recognized environmental condition” identified in any Phase I environmental site assessment and then only upon prior written consent from the Company (which consent shall not be unreasonably withheld, conditioned or delayed), and, if required under the applicable Real Property Lease, the prior written consent of the lessor of the applicable property.
(b)   Notwithstanding the foregoing in this Section 6.04 or the provisions of Section 8.01, the Company may, as it deems advisable and necessary, reasonably designate any competitively sensitive material provided under this Section 6.04 and Section 8.01 as “Outside Counsel Only Material”. Outside Counsel Only Material and the information contained therein shall be given only to the outside counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, directors or other Representatives of the recipient unless express permission is obtained in advance from the Company or its legal counsel. Anything to the contrary contained in this Section 6.04 and Section 8.01 notwithstanding, materials provided pursuant to this Section 6.04 or Section 8.01 may be redacted (i) as necessary to comply with terms of any applicable confidentiality arrangements to which the Company or any of its Subsidiaries is a party as of the date of this Agreement (provided, that the Company shall use its commercially reasonable efforts to allow for such access or disclosure that does not result in a violation), and (ii) as necessary to address reasonable legal privilege concerns (provided, that the Company shall use its reasonable best efforts to allow for such access or disclosure to the maximum extent that does not result in such loss of any such attorney-client, attorney work product or other legal privilege); provided, however, that if any of the restrictions in the foregoing clauses (i)-(ii) shall apply, the Company shall advise Parent of the subject matter of any such information that cannot be disclosed and shall use commercially reasonable efforts to make appropriate alternate disclosure arrangements, including adopting additional specific procedures to protect the confidentiality of sensitive material and to ensure protection of legal privilege.
(c)   Parent will hold, and will cause its Representatives and Affiliates to hold, any nonpublic information, including any information exchanged pursuant to this Section 6.04 and Section 8.01, in confidence to the extent required by and in accordance with, and will otherwise comply with, the terms of the Confidentiality Agreements.
Section 6.05.   Section 16 Matters.   Prior to the Effective Time, the Company shall take all reasonable steps intended to cause any dispositions of Company Stock (including derivative securities with respect to Company Stock) resulting from the transactions contemplated by Article 2 of this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the 1934 Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the 1934 Act.
ARTICLE 7
Covenants of Parent and Merger Subsidiary
Parent and Merger Subsidiary jointly and severally agree that:
Section 7.01.   Obligations of Merger Subsidiary.   Parent shall take all action necessary to cause Merger Subsidiary to perform its obligations under this Agreement and to consummate the Merger on the terms and subject to the conditions set forth in this Agreement.
Section 7.02.   Parent Owned Shares.   Parent shall vote or cause to be voted all shares of Company Stock beneficially owned by it or any of its Affiliates in favor of adoption and approval of this Agreement at the Company Stockholder Meeting.
Section 7.03.   Indemnification and Insurance.   Parent shall cause the Surviving Corporation, and the Surviving Corporation hereby agrees, to do the following:
(a)   All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time and rights to advancement of expenses relating thereto now existing in favor of any Person who is or prior to the Effective Time becomes, or has been at any time prior to the date of this Agreement, a present or former director, officer, employee or agent (including as a fiduciary with respect to an employee benefit plan) of the Company, any of its Subsidiaries or any of their respective predecessors (each, an “Indemnified Person”) as provided in the certificate of incorporation and bylaws of the Company, the organizational documents of any Subsidiary of the Company or any indemnification agreement, or other agreement containing any indemnification provisions, including any employment agreements, between such Indemnified Person and the Company or any of its Subsidiaries shall survive the Merger and shall not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such Indemnified Person. For six (6) years after the Effective Time, the Surviving Corporation and each of its Subsidiaries shall, and Parent will cause the Surviving Corporation and each of its Subsidiaries to, cause to be maintained in effect provisions in the certificate of incorporation and bylaws of the Surviving Corporation and each of its Subsidiaries (or in such documents of any successor to the business of the Surviving Corporation or any of its Subsidiaries) regarding elimination of liability of directors, indemnification of officers, directors and employees and advancement of expenses that are no less advantageous to the intended beneficiaries than the corresponding provisions in the certificate of incorporation and bylaws of the Company and each of its Subsidiaries in existence on the date of this Agreement. From and after the Effective Time, any agreement of any Indemnified Person with the Company or any of its Subsidiaries regarding elimination of liability, indemnification or advancement of expenses shall be assumed by the Surviving Corporation, shall survive the Merger and shall continue in full force and effect in accordance with its terms.
(b)   For six years after the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, indemnify and hold harmless all Indemnified Persons to the fullest extent permitted by Delaware Law and any other Applicable Law in the event of any threatened or actual claim, suit, action, proceeding or investigation (a “Claim”), whether civil, criminal or administrative, based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that the Indemnified Person is or was a director (including in a capacity as a member of any board committee), officer, employee or agent of the Company, any of its Subsidiaries or any of their respective predecessors or (ii) this Agreement or any of the transactions contemplated hereby, whether in any case asserted or arising before, on or after the Effective Time, against any losses, claims, damages, liabilities, costs, expenses (including reasonable attorney’s fees and expenses in advance of the final disposition of any claim, suit, proceeding or investigation to each Indemnified Person to the fullest extent permitted by Applicable Law upon receipt of any undertaking required by Applicable Law), judgments, fines and amounts paid in settlement of or in connection with any such threatened or actual Claim. Neither Parent nor the Surviving Corporation shall settle, compromise or consent to the entry of any judgment in any threatened or actual Claim for which indemnification could be sought by an Indemnified Person hereunder, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Person from all liability arising out of such Claim or such Indemnified Person otherwise consents in writing to such settlement, compromise or consent. Parent and the Surviving Corporation shall cooperate with an Indemnified Person in the defense of any matter for which such Indemnified Person could seek indemnification hereunder.
(c)   Prior to the Effective Time, the Company shall, or if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and the Company’s existing fiduciary liability insurance policies, in each case for a claims reporting or discovery period of at least six (6) years from and after the Effective Time with respect to any claim related to any period or time at or prior to the Effective Time (including claims with respect to the adoption of this Agreement and the consummation of the transactions contemplated hereby) with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies; provided, that the Company shall give Parent a reasonable opportunity to participate in the selection of such “tail” insurance policy and the Company shall give good faith consideration to any comments made by Parent with respect thereto; and provided, that the premium per annum payable for such “tail” insurance policy shall not exceed 300% of the amount per annum the Company paid in its last full fiscal year (which amount is set forth in Section 7.03(c) of the Company Disclosure Letter) (such maximum amount, the “Maximum Tail Premium”) and if the cost for such “tail” insurance policy exceeds the Maximum Tail Premium, then the Company (or the Surviving Corporation, as the case may be) shall obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Tail Premium.
(d)   If Parent or the Surviving Corporation (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys of its property and assets to any Person, then, and in each such case, proper provision shall be made so that the applicable successor, assign or transferee shall assume the obligations set forth in this Section 7.03 (including this Section 7.03(d)).
(e)   The rights of each Indemnified Person under this Section 7.03 shall be in addition to any rights such Person may have under the certificate of incorporation and bylaws of the Company or any of its Subsidiaries, under Delaware Law or any other Applicable Law, under any agreement of any Indemnified Person with the Company or any of its Subsidiaries or otherwise. These rights shall survive consummation of the Merger and are intended to benefit, and shall be enforceable by, each Indemnified Person. The obligations of Parent and the Surviving Corporation under this Section 7.03 shall not be terminated or modified in such a manner as to adversely affect the rights of any Indemnified Person without the consent of such Indemnified Person.
(f)   The Surviving Corporation shall pay, and Parent shall cause the Surviving Corporation to pay, on an as-incurred basis the fees and expenses of such Indemnified Person (including the reasonable fees and expenses of counsel) in advance of the final disposition of any action, suit, proceeding or investigation that is the subject of the right to indemnification, provided, that such Person shall, prior to the receipt of any such advancements, undertake to reimburse the Surviving Corporation for all amounts so advanced if a court of competent jurisdiction determines, by a final, nonappealable order or judgment, that such Person is not entitled to indemnification.
Section 7.04.   Employee Matters.
(a)   With respect to employees of the Company or its Subsidiaries immediately before the Effective Time who continue such employment immediately following the Effective Time (each, a “Company

Employee”), for a period of twelve (12) months following the Closing (or, if earlier, the termination of the applicable Company Employee’s employment with Parent, the Surviving Corporation and their Affiliates), Parent shall, or shall cause the Surviving Corporation to provide (i) base salary or wage rate and target cash incentive compensation opportunity no less favorable and (ii) other employee benefits (other than equity compensation) no less favorable in the aggregate, in each case, than the compensation and benefits (other than any equity-based compensation, ESPP participation and severance benefits) provided to the Company Employee immediately prior to the Effective Time.
(b)   Without limiting the generality of Section 7.04(a), from and after the Effective Time, Parent shall, or shall cause the Surviving Corporation, to assume, honor and continue during the twelve (12) month period following the Effective Time or, if sooner, until all obligations thereunder have been satisfied, all of the Company’s employment, severance, change in control, retention and termination plans and agreements, in each case, as in effect as of the Effective Time, which are set forth on Section 7.04(b) of the Company Disclosure Letter, including with respect to any payments, benefits or rights arising as a result of the transactions contemplated by this Agreement (either alone or in combination with any other event), without any amendment or modification, other than any amendment or modification required to comply with Applicable Law or with the consent of the applicable Company Employee.
(c)   With respect to any employee benefit plan maintained by Parent, the Surviving Corporation or any of their Affiliates, for purposes of determining eligibility to participate and vesting and for purposes of determining the level of benefits under any vacation, paid time off or severance plan only, each Company Employee’s service with the Company or any of its Subsidiaries prior to the Effective Time (as well as service with any predecessor employer of the Company or any such Subsidiary, to the extent service with the predecessor employer is recognized by the Company or such Subsidiary under the comparable Employee Plans) shall be treated as service with Parent, the Surviving Corporation or their Affiliates; provided, however, that such service need not be recognized to the extent that such recognition would result in any duplication of benefits or apply to any defined benefit pension plans.
(d)   Parent shall use commercially reasonable efforts to waive, or shall cause the Surviving Corporation or any of its Affiliates to use commercially reasonable efforts to waive, any pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods under any welfare benefit plan maintained by the Parent, the Surviving Corporation or any of their Affiliates in which any Company Employee (or the dependents of any eligible employee) will be eligible to participate from and after the Effective Time, except to the extent that such pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods would not have been satisfied or waived under the comparable Employee Plan immediately prior to the Effective Time. Parent shall use commercially reasonable efforts to recognize, or shall cause the Surviving Corporation or any of its Affiliates to use commercially reasonable efforts to recognize, the dollar amount of all co-payments, deductibles and similar expenses incurred by each Company Employee (and his or her eligible dependents) under the applicable Employee Plan during the calendar year in which the Effective Time occurs for purposes of satisfying such year’s deductible and out-of-pocket limitations under the relevant welfare benefit plans in which such Company Employee will be eligible to participate from and after the Effective Time.
(e)   If requested by Parent in writing at least fifteen (15) Business Days prior to the Effective Time, the Company shall cause any Employee Plan that is a defined contribution plan intended to be qualified under Section 401(a) of the Code and that includes a cash or deferred arrangement under Code Section 401(k) (a “Company 401(k) Plan”) to be terminated effective as of the day immediately prior to the Effective Time and contingent upon the occurrence of the Closing. In the event that Parent requests that the Company 401(k) Plan be terminated, the Company shall provide Parent with evidence that such Employee Plan has been terminated effective as of the day immediately prior to the Effective Time and contingent upon the occurrence of the Closing (the form and substance of which shall be reasonably acceptable to Parent) not later than two (2) Business Days immediately preceding the Effective Time, and the Parent shall cause the Company Employees to be eligible to participate, effective as soon as practicable following the Effective Time, in a defined contribution plan intended to be qualified under Section 401(a) of the Code sponsored or maintained by Parent or one of its Subsidiaries.
(f)   Nothing in this Section 7.04 shall create any right in any Person, including any employees, former employees, any participant in any Employee Plan or any beneficiary thereof, with respect to any Employee

Plan, nor create any right to continued employment with Parent, Company, the Surviving Corporation or any of their Affiliates, nor be construed in any way as modifying or amending the provisions of an Employee Plan or any employee benefit plan, program or policy of Parent or its Affiliates, including the Surviving Corporation, nor obligate Parent, the Surviving Corporation or any of their Affiliates to maintain any Employee Plan or other benefit plan.
Section 7.05.   No Impeding Actions.   Each of Parent and Merger Subsidiary agrees that, from the date of this Agreement to the earlier of the Effective Time and the valid termination of this Agreement in accordance with Article 10 hereof, it shall not: (a) take any action that is intended to or would reasonably be likely to result in any of the conditions to consummating the Merger becoming incapable of being satisfied or (b) take any action or fail to take any action which would, or would be reasonably likely to, individually or in the aggregate, prevent, materially delay or materially impede the ability of Parent or Merger Subsidiary to consummate the Merger or the other transactions contemplated under this Agreement.
ARTICLE 8
Covenants of Parent, Merger Subsidiary and the Company
The parties hereto agree that:
Section 8.01.   Reasonable Best Efforts.
(a)   On the terms and subject to the conditions of this Agreement, the Company and Parent shall cooperate with each other and use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Law to consummate the Merger and the other transactions contemplated by this Agreement as promptly as practicable, including (i) preparing and filing as promptly as practicable after the date of this Agreement with any Governmental Authority all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, (ii) obtaining and maintaining all approvals, consents, registrations, Permits, authorizations, licenses, waivers and other confirmations required to be obtained from any Governmental Authority or any other third party that are necessary in connection with the consummation of the transactions contemplated by this Agreement, (iii) defending or contesting any action, suit or proceeding challenging this Agreement or the transactions contemplated hereby and (iv) executing and delivering any additional instruments necessary to consummate the transactions contemplated hereby.
(b)   In furtherance and not in limitation of the foregoing, each of Parent and the Company shall (i) make (A) an appropriate filing of a Notification and Report Form pursuant to the HSR Act as promptly as practicable (and in any event within ten (10) Business Days after the date of this Agreement) and (B) each other appropriate filing required pursuant to any Foreign Antitrust Law (collectively with the HSR Act, the “Antitrust Laws”) as promptly as practicable (and in any event within ten (10) Business Days after the date of this Agreement), in each case with respect to the transactions contemplated hereby, (ii) use reasonable best efforts to certify compliance as soon as reasonably practicable with any request under any Antitrust Laws for additional information, documents, or other materials received by each of them or any of their respective Subsidiaries or Affiliates from any Governmental Authority in respect of such filings or such transactions and (iii) cooperate with each other in connection with any such filing (including, to the extent permitted by Applicable Law, providing copies of all such documents to the non-filing parties prior to filing and considering all reasonable additions, deletions or changes suggested in connection therewith) and in connection with resolving any investigation or other inquiry of any Governmental Authority under any of the Antitrust Laws with respect to any such filing or any such transaction; provided, however, that, subject to reasonable consultation with the Company, Parent shall make the final determination as to the appropriate course of action regarding obtaining clearance from any Governmental Authority under any of the Antitrust Laws and resolving any investigation or other inquiry of any Governmental Authority under any of the Antitrust Laws. Each such party shall use its best efforts to furnish to each other all information required for any application or other filing to be made pursuant to any Applicable Law in connection with the transactions contemplated by this Agreement. Each such party shall promptly inform the other parties hereto of any oral communication with, and provide copies of written communications with, any Governmental Authority regarding any such filings or any such transaction. No party hereto shall independently participate in any formal meeting with any Governmental Authority in respect of any such filings, investigation, or other inquiry without giving the other parties hereto prior notice of the meeting and, to the extent permitted by such Governmental Authority, the opportunity to attend and/or participate. Subject to Applicable Law, the parties hereto will consult and cooperate with one another in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto relating to proceedings under any of the Antitrust Laws. The parties shall take reasonable efforts to share information protected from disclosure under the attorney-client privilege, work product doctrine, joint defense privilege or any other privilege pursuant to this section so as to preserve any applicable privilege.
(c)   Notwithstanding anything herein to the contrary: Parent shall (i) use its reasonable best efforts to take any and all action necessary to ensure that no Governmental Authority enters any order, decision, judgment, decree, ruling, injunction (preliminary or permanent), or establishes any law, rule, regulation or other action preliminarily or permanently restraining, enjoining or prohibiting the consummation of the Merger and to ensure that no Antitrust Authority with the authority to clear, authorize or otherwise approve the consummation of the Merger, fails to do so by the End Date; and (ii) not take any action (including the acquisition by it or its Affiliates of any interest in any Person that derives revenues from products, services or lines of business similar to the Company’s products, services or lines of business) if such action would make it materially more likely that there would arise any impediments under any Antitrust Law that may be asserted by any Governmental Authority to the consummation of the transactions contemplated hereby as soon as practicable. In the event that any action is threatened or instituted challenging the Merger as violative of any Antitrust Law, Parent shall use its reasonable best efforts to take all action necessary to avoid or resolve such action. In the event that any permanent or preliminary injunction or other order is entered or becomes reasonably foreseeable to be entered in any proceeding that would make consummation of the transactions contemplated hereby in accordance with the terms of this Agreement unlawful or that would restrain, enjoin or otherwise prevent or materially delay the consummation of the transactions contemplated by this Agreement, Parent shall use its reasonable best efforts to take promptly any and all steps necessary to vacate, modify or suspend such injunction or order so as to permit such consummation prior to the End Date; provided, however, that (x) the Company will not enter into any agreement or understanding that places divestiture or structural or conduct relief obligations on the Company as a condition for obtaining any clearance from any such Governmental Authority and (y) neither Parent nor any of its Affiliates will be obligated by any provision in this Agreement to consent to any divestiture or other structural or conduct relief with respect to Parent’s or the Company’s assets or business in order to obtain clearance from any such Governmental Authority.
Section 8.02.   Proxy Statement.   As promptly as practicable (and in no event later than forty-five (45) days after the date of this Agreement), the Company shall prepare and file the Proxy Statement in preliminary form with the SEC; provided, that the Company shall provide Parent and its counsel a reasonable opportunity to review the Company’s proposed preliminary Proxy Statement in advance of filing and consider in good faith any comments reasonably proposed by Parent and its counsel. Subject to Section 6.03, the Proxy Statement shall include the recommendation of the Company Board in favor of approval and adoption of this Agreement and the Merger. Prior to filing or mailing the Proxy Statement or any related documents (or in each case, any amendment or supplement thereto), the Company shall provide Parent with an opportunity to review and comment on such document or written response and shall consider in good faith any comments on such document or response reasonably proposed by Parent. The Company shall use its reasonable best efforts to cause the Proxy Statement to be mailed to its stockholders as promptly as practicable following clearance of the Proxy Statement by the SEC, and in any event within five (5) Business Days after such clearance. Parent and Merger Subsidiary shall furnish to the Company all information concerning Parent and Merger Subsidiary as may be reasonably required by the Company in connection with the Proxy Statement. Each of the Company, Parent and Merger Subsidiary shall promptly correct any information provided by it for use in the Proxy Statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company shall take all steps necessary to amend or supplement the Proxy Statement and to cause the Proxy Statement, as so amended or supplemented, to be filed with SEC and mailed to its stockholders, in each case as and to the extent required by Applicable Law. The Company shall (a) as promptly as practicable after receipt thereof, provide Parent and its counsel with copies of any written comments, and advise Parent and its counsel of any oral comments, with respect to the Proxy Statement (or any amendment or supplement thereto) received from the SEC or its staff, (b) provide Parent and its counsel a reasonable opportunity to review the Company’s proposed response to such comments and (c) consider in good faith any comments reasonably proposed by Parent and its counsel. Notwithstanding any other provision herein to the contrary, no amendment or supplement to the Proxy Statement to modify any information solely relating to Parent or Merger Subsidiary and any of their respective Affiliates shall be made without the prior written approval of Parent unless required by Applicable Law (and then only after Parent has been provided an opportunity to review and comment on such amendment or supplement and the Company has considered in good faith any comments on such amendment or supplement reasonably proposed by Parent).
Section 8.03.   Public Announcements.   The initial press release issued by Parent and the Company concerning this Agreement and the transactions contemplated hereby shall be a joint press release, the contents of which have received prior approval from both such parties, and thereafter, subject to Section 6.03, and unless and until an Adverse Recommendation Change has occurred, Parent and the Company (a) shall consult with each other (i) in accordance with Section 8.03 of the Company Disclosure Letter and (ii) before issuing any press release, having any communication with the press (whether or not for attribution), making any other public statement or scheduling any press conference or conference call with investors or analysts with respect to this Agreement or the transactions contemplated hereby; and (b) except in respect of any such press release, communication, other public statement, press conference or conference call as may be required by Applicable Law or any listing agreement with or rule of any national securities exchange or association, shall not issue any such press release, have any such communication, make any such other public statement or schedule any such press conference or conference call prior to consultation in accordance with clause (a) hereof.
Section 8.04.   Further Assurances.   At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Subsidiary, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Subsidiary, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.
Section 8.05.   Notices of Certain Events.   Each of the Company and Parent shall promptly notify the other of:
(a)   any written notice or other written communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;
(b)   any written notice or other written communication from any Governmental Authority in connection with the transactions contemplated by this Agreement;
(c)   any actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against the Company or any of its Subsidiaries or Parent and any of its Subsidiaries, as the case may be, that relate to the consummation of the transactions contemplated by this Agreement; and
(d)   any representation or warranty made in this Agreement becoming untrue or inaccurate such that the conditions set forth in Article 9 would not be satisfied or of any failure to comply with any covenant to be complied with under this Agreement such that the conditions in Article 9 would not be satisfied.
The failure to deliver any such notice shall not affect any of the conditions set forth in Article 9 or give rise to any right to terminate under Article 9.
Section 8.06.   Transaction Litigation.   Prior to the earlier of the Effective Time or the termination of this Agreement, the Company shall control the defense of any litigation brought by stockholders of the Company against the Company and/or its directors relating to the transactions contemplated by this Agreement, including the Merger; provided, however, that the Company (a) shall promptly provide Parent with copies of all proceedings and correspondence relating to such litigation and (b) shall give Parent the opportunity to participate with the Company regarding the defense or settlement of any such litigation. Prior to the earlier of the Effective Time and the valid termination of this Agreement in accordance with its terms, the Company shall not settle or make an offer to settle any litigation against the Company or any director by any stockholder relating to this Agreement, the Merger or the other transactions contemplated by this Agreement, in each case, without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed).
Section 8.07.   No Control of Other Party’s Business.   Nothing contained in this Agreement shall give Parent or Merger Subsidiary, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ operations.
ARTICLE 9
Conditions to the Merger
Section 9.01.   Conditions to the Obligations of Each Party.   The obligations of the Company, Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction of the following conditions:
(a)   the Company Stockholder Approval shall have been obtained in accordance with Delaware Law;
(b)   no temporary restraining order, preliminary or permanent injunction or other judgment issued by any Governmental Authority of competent jurisdiction (collectively, “Restraints”) shall be in effect enjoining or otherwise prohibiting the consummation of the Merger; and
(c)   any applicable waiting period (and any extensions thereof) under the HSR Act relating to the Merger shall have expired or been terminated.
Section 9.02.   Conditions to the Obligations of Parent and Merger Subsidiary.    The obligations of Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction of the following further conditions:
(a)   (i) the Company shall have performed or complied with, in all material respects, all of its obligations hereunder required to be performed by it at or prior to the Effective Time, (ii) (A) the representations and warranties of the Company contained in Section 4.10(a) shall be true in all respects as of the date of this Agreement and at and as of the Effective Time as if made at and as of such time, (B) the representations and warranties of the Company contained in Section 4.01(a), Section 4.02, Section 4.06, Section 4.24, Section 4.25 and Section 4.26 (disregarding all materiality and Material Adverse Effect qualifications contained therein) shall be true in all material respects as of the date of this Agreement and at and as of the Effective Time as if made at and as of such time (other than such representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), (C) the representations and warranties of the Company set forth in Section 4.05 (disregarding all materiality and Material Adverse Effect qualifications contained therein) shall be true and correct in all but de minimis respects as of the date of this Agreement and as of the Effective Time as if at and as of such time (other than such representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), and (D) the other representations and warranties of the Company contained in Article 4 (disregarding all materiality and Material Adverse Effect qualifications contained therein) shall be true and correct as of the date of this Agreement and at and as of the Effective Time as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), with, in the case of this clause (D) only, only such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect, and (iii) Parent shall have received a certificate signed by an executive officer of the Company to the foregoing effect; and
(b)   since the date of this Agreement there shall not have occurred a Material Adverse Effect on the Company.
Section 9.03.   Conditions to the Obligations of the Company.   The obligations of the Company to consummate the Merger are subject to the satisfaction of the following further conditions:
(a)   (i) each of Parent and Merger Subsidiary shall have performed, in all material respects, all of its obligations hereunder required to be performed by it at or prior to the Effective Time, (ii) (A) the representations and warranties of Parent and Merger Subsidiary contained in, Section 5.06 and Section 5.07, shall be true in all respects at and as of the Effective Time as if made at and as of such time (other than such representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), (B) the representations and warranties of Parent and Merger Subsidiary contained in Section 5.01(a) and Section 5.02, shall be true in all material respects at and as of the Effective Time as if made at and as of such time (other than such representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time) and (C) the other representations and warranties of Parent and Merger Subsidiary contained in Article 5 (disregarding all materiality and Parent Material Adverse Effect qualifications contained therein) shall be true at and as of the Effective Time as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), with, in the case of this clause (C) only, only such exceptions as would not have, individually or in the aggregate, a Parent Material Adverse Effect, and (iii) the Company shall have received a certificate signed by an executive officer of Parent to the foregoing effect.
Section 9.04.   Frustration of Closing Conditions.   Neither Parent nor Merger Subsidiary, on the one hand, nor the Company, on the other hand, may rely on the failure of any condition set forth in Article 9 to be satisfied if such failure was caused by the failure of Parent or Merger Subsidiary, on the one hand, or the Company, on the other hand, to perform any of its obligations under this Agreement, to act in good faith or to use its reasonable best efforts to consummate the Merger and the other transactions contemplated by this Agreement, as required by and subject to Section 8.01.
ARTICLE 10
Termination
Section 10.01.   Termination.   This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding any adoption and approval of this Agreement by the stockholders of the Company):
(a)   by mutual written agreement of the Company and Parent; or
(b)   by either the Company or Parent, if:
(i)   the Merger has not been consummated on or before the date that is 270 days after the date of this Agreement (the “End Date”); provided, that the End Date will be automatically extended for up to ninety (90) days if the conditions set forth in Section 9.01(c) have not been satisfied on or prior to the End Date; provided, further, that the right to terminate this Agreement pursuant to this Section 10.01(b)(i) shall not be available to any party whose breach of any provision of this Agreement primarily results in the failure of the Merger to be consummated by the End Date (it being understood that Parent and Merger Subsidiary shall be deemed a single party for purposes of the foregoing proviso); or
(ii)   any Restraint shall be in effect permanently enjoining or otherwise permanently prohibiting the consummation of the Merger, and such Restraint shall have become final and nonappealable; provided, that the right to terminate this Agreement pursuant to this Section 10.01(b)(ii) shall not be available to any party whose breach of any provision of this Agreement results in such Restraint; or
(iii)   at the Company Stockholder Meeting (including any adjournment or postponement thereof), the Company Stockholder Approval shall not have been obtained upon a vote taken thereon; or
(c)   by Parent:
(i)   prior to obtaining the Company Stockholder Approval, if the Company Board shall have effected an Adverse Recommendation Change; or
(ii)   if any member of the Company Board or any executive officer of the Company, has breached, or has caused or directed the Company, its Subsidiaries or their respective Representatives to breach, in any material respect, any of the obligations under Section 6.03(b); provided, that Parent shall only be permitted to terminate this Agreement pursuant to this Section 10.01(c)(ii) if Parent exercises such termination right no later than the earlier of (A) the date that is ten (10) days after Parent learns or is made aware of such breach of Section 6.03(b) and (B) the date immediately preceding the date that the Company Stockholder Approval is obtained; or
(iii)   if a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company set forth in this Agreement shall have occurred that would cause the condition set forth in Section 9.02(a) not to be satisfied; provided, that Parent will not be entitled to terminate this Agreement pursuant to this Section 10.01(c)(iii) prior to the earlier of (A) thirty (30) days following the Company’s receipt of written notice of breach from Parent and of Parent’s intention to terminate this Agreement pursuant to this Section 10.01(c)(iii) and (B) the End Date, it being understood that Parent will not be entitled to terminate this Agreement pursuant to this Section 10.01(c)(iii) with respect to such breach or failure to perform if such breach or failure to perform is cured, if capable of cure, prior to the end of such period; provided, further, that the right to terminate this Agreement pursuant to this Section 10.01(c)(iii) shall not be available to Parent if Parent’s breach of any provision of this Agreement would cause the conditions set forth in Section 9.03(a) not to be satisfied; or
(d)   by the Company:
(i)   if, prior to obtaining the Company Stockholder Approval, in accordance with, and subject to compliance with the terms and conditions of, Section 6.03(e) in order to enter into a Company Acquisition Agreement to effect a Superior Proposal (with such Company Acquisition Agreement being entered into substantially concurrently with the termination of this Agreement); provided, that concurrently with such termination, the Company pays the Company Termination Fee pursuant to Section 11.04(b); or
(ii)   a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Parent or Merger Subsidiary set forth in this Agreement shall have occurred that would cause the conditions set forth in Section 9.03(a) not to be satisfied; provided, that the Company will not be entitled to terminate this Agreement pursuant to this Section 10.01(d)(ii) prior to the earlier of (A) thirty (30) days following the Parent’s receipt of written notice of breach from the Company and of the Company’s intention to terminate this Agreement pursuant to this Section 10.01(d)(ii) and (B) the End Date, it being understood that the Company will not be entitled to terminate this Agreement pursuant to this Section 10.01(d)(ii) with respect to such breach or failure to perform if such breach or failure to perform is cured, if capable of cure, prior to the end of such period; provided, further, that the right to terminate this Agreement pursuant to this Section 10.01(d)(ii) shall not be available to the Company if the Company’s breach of any provision of this Agreement would cause the condition set forth in Section 9.02(a) not to be satisfied.
The party desiring to terminate this Agreement pursuant to this Section 10.01 (other than pursuant to Section 10.01(a)) shall give written notice of such termination to the other party.
Section 10.02.   Effect of Termination.   If this Agreement is terminated pursuant to Section 10.01, this Agreement shall become void and of no effect without liability of any party (or any stockholder, director, officer, employee, agent, consultant or Representative of such party) to the other party hereto; provided, that (a) the provisions of this Section 10.02 and Section 11.01, Section 11.04, Section 11.07, Section 11.08, Section 11.09 and Section 11.13, and the Confidentiality Agreements shall survive any termination hereof pursuant to Section 10.01 and (b) subject to Section 11.04(b)(v) or Section 11.04(b)(vi), neither the Company nor Parent shall be relieved or released from any liabilities or damages arising out of its willful and material breach of any provision of this Agreement.
ARTICLE 11
Miscellaneous
Section 11.01.   Notices.   All notices, requests and other communications to any party hereunder shall be in writing (including email (provided, that such email states that it is a notice delivered pursuant to this Section 11.01)) and shall be given, if to Parent or Merger Subsidiary, to:
Great Outdoors Group, LLC
2500 East Kearney Ave.
Springfield, Missouri 65898
Attention: John L. Morris, Founder and CEO
with a copy to (which shall not constitute notice):
King & Spalding LLP
1180 Peachtree St NE
Atlanta, GA 30309
Attention: Keith Townsend; Robert J. Leclerc
Email: ktownsend@kslaw.com; rleclerc@kslaw.com
if to the Company, to:
Sportsman’s Warehouse Holdings, Inc.
1475 West 9000 South Suite A
West Jordan, Utah 84088
Attention: Robert K. Julian, Secretary and Chief Financial Officer
Email: rjulian@sportsmans.com
with a copy to (which shall not constitute notice):
O’Melveny & Myers LLP
400 South Hope Street, 18th Floor
Los Angeles, California 90071
Attention: John-Paul Motley
Email: jpmotley@omm.com
and
O’Melveny & Myers LLP
610 Newport Center Drive, 17th Floor
Newport Beach, California 92660
Attention: Andor D. Terner
Email: aterner@omm.com
or to such other address or email address as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.
Section 11.02.   Non-Survival of Representations and Warranties.   The representations, warranties, covenants and agreements contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time; provided, that this Section 11.02 shall not limit any covenant or agreement by the parties that by its terms contemplates performance after the Effective Time.
Section 11.03.   Amendments and Waivers.
(a)   Any provision of this Agreement may be amended or waived at any time prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided, however, that after the Company Stockholder Approval has been obtained, there shall be no amendment or waiver that by Applicable Law requires further approval by the stockholders of the Company without such approval having been obtained.
(b)   No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.
Section 11.04.   Expenses.
(a)   General. Except as otherwise provided in this Section 11.04, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.
(b)   Termination Fees.
(i)   If this Agreement is terminated (A) by the Company pursuant to Section 10.01(d)(i) or (B) by Parent pursuant to Section 10.01(c)(i) or Section 10.01(c)(ii), then the Company shall pay the Company Termination Fee to Parent (or its designee), substantially concurrently with the termination in the case of a termination by the Company, or as promptly as reasonably practicable (and, in any event, within two (2) Business Days following such termination) in the case of a termination by Parent, in each case, payable by wire transfer of immediately available funds.
(ii)   If (A) after the date of this Agreement and prior to the receipt of the Company Stockholder Approval, a bona fide Acquisition Proposal shall have been publicly made, publicly announced or otherwise communicated to the Company Board or to the Company or shall have been made directly to the stockholders of the Company generally (and in, any such case, such Acquisition Proposal is not withdrawn), (B) thereafter, this Agreement is terminated by Parent or the Company pursuant to Section 10.01(b)(i) (at a time when Parent could have terminated this Agreement pursuant to such provision), Section 10.01(b)(iii) or Section 10.01(c)(ii), and (C) within twelve (12) months after such termination, the Company consummates any Acquisition Proposal or enters into a definitive agreement in respect of any Acquisition Proposal that is later consummated, then the Company shall pay to Parent the Company Termination Fee by wire transfer of same-day funds on the date of consummation of such Acquisition Proposal. For purposes of this Section 11.04(b)(ii), all references to “20%” in the definition of “Acquisition Proposal” shall be deemed to be references to “50%”.
(iii)   If this Agreement is terminated by Parent or the Company pursuant to Section 10.01(b)(ii), if the Restraint is in connection with an Antitrust Law or the Order is pursuant to any Antitrust Law, then Parent shall pay, by wire transfer of immediately available funds to an account designated in writing by the Company, to the Company $55,000,000 (the “Parent Termination Fee”) concurrently with such termination, in the case of a termination by Parent, or within two (2) Business Days following such termination, in the case of a termination by the Company; provided, that no Parent Termination Fee shall be payable by Parent pursuant this Section 11.04(b)(iii) if Parent terminates this Agreement pursuant to Section 10.01(b)(ii) at a time when the Company is not permitted to terminate this Agreement pursuant to such section as a result of the provisos set forth therein.
(iv)   If (A) this Agreement is terminated by Parent or the Company pursuant to Section 10.01(b)(i) and (B) as of the time of such termination, the only conditions to Closing set forth in Section 9.01 and Section 9.02 that have not been satisfied (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, each of which shall be capable of being satisfied if the Closing Date were the date the notice of termination is delivered) are those set forth in Section 9.01(b) or Section 9.01(c) (solely due to a Restraint arising under, or an Applicable Law that is, an Antitrust Law), then Parent shall pay, by wire transfer of immediately available funds to an account designated in writing by the Company, to the Company the Parent Termination Fee concurrently with such termination, in the case of a termination by Parent, or within two (2) Business Days following such termination, in the case of a termination by the Company; provided, that no Parent Termination Fee shall be payable by Parent pursuant this Section 11.04(b)(iv) if Parent terminates this Agreement pursuant to Section 10.01(b)(i) at a time when the Company is not permitted to terminate this Agreement pursuant to such section as a result of the provisos set forth therein.
(v)   In no event shall the Company be required to pay the Company Termination Fee on more than one occasion. Parent and Merger Subsidiary agree that if the Company Termination Fee is paid in full to Parent pursuant to Section 11.04(b)(i) or Section 11.04(b)(ii), Parent and Merger Subsidiary shall be precluded from any other remedy against the Company, at law or in equity or otherwise, and neither Parent nor Merger Subsidiary shall seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against the Company or any of the Company’s Subsidiaries or any of their respective directors, officers, employees, partners, managers, members, stockholders or Affiliates or their respective Representatives in connection with this Agreement or the transactions contemplated hereby.
(vi)   In no event shall Parent be required to pay the Parent Termination Fee on more than one occasion. The Company agrees that if the Parent Termination Fee is paid in full to the Company pursuant to Section 11.04(b)(iii) or Section 11.04(b)(iv), then the Company shall be precluded from any other remedy against Parent or Merger Subsidiary, at law or in equity or otherwise, and the Company shall not seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against Parent, Merger Subsidiary or any of their respective Subsidiaries or any of their respective directors, officers, employees, partners, managers, members, stockholders or Affiliates or their respective Representatives in connection with this Agreement or the transactions contemplated hereby.
Section 11.05.   Disclosure Letter References.   Notwithstanding anything to the contrary herein, the parties hereto agree that any reference in a particular Section of the Company Disclosure Letter shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of) the representations, warranties, covenants, agreements or other provisions hereof of the relevant party that are contained in the corresponding Section of this Agreement, and any other representations, warranties, covenants, agreements or other provisions hereof of such party that is contained in this Agreement, but only if the relevance of that reference as an exception to (or a disclosure for purposes of) such representations, warranties, covenants, agreements and other provisions hereof, would be reasonably apparent on its face. The mere inclusion of an item in the Company Disclosure Letter as an exception to a representation, warranty, covenant, agreement or other provision hereof shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would reasonably be expected to have a Material Adverse Effect on the Company.
Section 11.06.   Binding Effect; Benefit; Assignment.
(a)   The provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors and permitted assigns. Except as provided in Article 2 and Section 7.03, no provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and permitted assigns.
(b)   No party may assign, delegate or otherwise transfer, by operation of law or otherwise, any of its rights or obligations under this Agreement without the consent of each other party hereto, except that Parent or Merger Subsidiary may transfer or assign all (but not less than all) of its rights and obligations under this Agreement to one of its wholly-owned Subsidiaries at any time and Parent may transfer the shares of capital stock of Merger Subsidiary to one of its wholly-owned, direct or indirect, Subsidiaries at any time; provided, that no such transfer or assignment shall relieve Parent or Merger Subsidiary of its obligations hereunder or enlarge, alter or change any obligation of any other party hereto or due to Parent or Merger Subsidiary. Any purported assignment not permitted under this Section 11.06(b) shall be null and void.
Section 11.07.   Governing Law.   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State.
Section 11.08.   Consent to Jurisdiction.   Each of Parent, Merger Subsidiary and the Company irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, New Castle County, for the purposes of any suit, action or other proceeding arising out of this Agreement, the other agreements contemplated hereby or any transaction contemplated hereby (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over any such suit, action or other proceeding, any state or federal court within the State of Delaware) (the “Chosen Court”). Each of Parent, Merger Subsidiary and the Company agrees to commence any action, suit or proceeding relating hereto in the applicable Chosen Court pursuant to the immediately preceding sentence. Each of Parent, Merger Subsidiary and the Company further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth above shall be effective service of process for any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction in this Section 11.08. Each of Parent, Merger Subsidiary and the Company irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the applicable Chosen Court, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of Parent, Merger Subsidiary and the Company irrevocably waives any objections or immunities to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or relating to this Agreement or the transactions contemplated hereby which is instituted in any such court. The parties agree that a final trial court judgment in any such suit, action or other proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment. Each of the parties hereto agrees that service of process, summons, notice or document by registered mail addressed to it at the addresses set forth in Section 11.01 shall be effective service of process for any suit, action or proceeding brought in any such court. The parties agree that service of process may also be effected by certified or registered mail, return receipt requested, or by reputable overnight courier service, directed to the other party at the addresses set forth herein in Section 11.01, and service so made shall be completed when received.
Section 11.09.   WAIVER OF JURY TRIAL.   EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 11.10.   Counterparts; Effectiveness.   This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Delivery of an executed counterpart of a signature page to this Agreement by “.pdf” format or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement.
Section 11.11.   Entire Agreement; No Other Representations and Warranties.
(a)   This Agreement, including the Company Disclosure Letter, together with the Confidentiality Agreements, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.
(b)   Except for the representations and warranties made by the Company in Article 4, neither the Company nor any other Person makes, and neither Parent nor Merger Subsidiary is relying on, any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries or with respect to any other information made available to Parent or Merger Subsidiary in connection with the transactions contemplated by this Agreement. Neither the Company nor any other Person will have or be subject to any liability or indemnification obligation to Parent, Merger Subsidiary or any other Person resulting from the distribution to Parent or Merger Subsidiary, or Parent’s or Merger Subsidiary’s use of, any such information, including any information, documents, projections, forecasts or other material made available to Parent or Merger Subsidiary in certain “data rooms” or management presentations in expectation of the transactions contemplated by this Agreement, unless, and then only to the extent that, any such information is expressly included in a representation or warranty contained in Article 4. The Company has made available to Parent and Merger Subsidiary, and may continue to make available, certain estimates, projections and other forecasts for the business of the Company and its Subsidiaries and certain plan and budget information. Each of Parent and Merger Subsidiary acknowledges that these estimates, projections, forecasts, plans and budgets and the assumptions on which they are based were prepared for specific purposes and may vary significantly from each other. Further, each of Parent and Merger Subsidiary acknowledges that there are uncertainties inherent in attempting to make such estimates, projections, forecasts, plans and budgets, that Parent and Merger Subsidiary are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts, plans and budgets so furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans and budgets), and that neither Parent nor Merger Subsidiary is relying on any estimates, projections, forecasts, plans or budgets furnished by the Company, its Subsidiaries or their respective Affiliates and Representatives, and neither Parent nor Merger Subsidiary shall, and shall cause its Affiliates and their respective Representatives not to, hold any such Person liable with respect thereto, to the fullest extent permitted by Applicable Law.
(c)   Except for the representations and warranties contained in Article 5, the Company acknowledges that none of Parent, Merger Subsidiary or any other Person on behalf of Parent or Merger Subsidiary makes any other express or implied representation or warranty with respect to Parent or Merger Subsidiary or with respect to any other information made available to the Company in connection with the transactions contemplated by this Agreement.
Section 11.12.   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
Section 11.13.   Specific Performance.   The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate the Merger and the other transactions contemplated by this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 11.08 without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement at law or in equity, and the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, neither the Company nor Parent would have entered into this Agreement. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the other parties hereto have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or in equity. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 11.13 shall not be required to provide any bond or other security in connection with any such order or injunction. If, prior to the End Date, any party brings any suit, action or proceeding, in each case in accordance with Section 11.08, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, the End Date shall automatically be extended by (A) the amount of time during which such suit, action or proceeding is pending, plus twenty (20) Business Days or (B) such other time period established by the court presiding over such suit, action or proceeding, as the case may be; provided, that nothing in this sentence shall limit the right of any party hereto to validly terminate this Agreement pursuant to Section 10.01 (other than, with respect to Section 10.01(b)(i), the extension of the End Date as provided by this sentence).
[The remainder of this page has been intentionally left blank; the next page is the signature page.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date set forth on the cover page of this Agreement.
SPORTSMAN’S WAREHOUSE HOLDINGS, INC.
By:
/s/ Jon Barker

Name: Jon Barker
Title: President and Chief Executive Officer
GREAT OUTDOORS GROUP, LLC
By:
/s/ John L. Morris

Name: John L. Morris
Title: Chief Executive Officer
PHOENIX MERGER SUB I, INC.
By:
/s/ John L. Morris

Name: John L. Morris
Title: Chief Executive Officer
[Signature Page to Agreement and Plan of Merger]

Exhibit A
Amended and Restated Certificate of Incorporation of Surviving Corporation

Ex. A-1

EXHIBIT A
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SPORTSMAN’S WAREHOUSE HOLDINGS, INC.
FIRST: The name of the corporation (which is hereinafter referred to as the “Corporation”) is Sportsman’s Warehouse Holdings, Inc.
SECOND: The registered office of the Corporation in the State of Delaware is located at 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The registered agent at such address is The Corporation Trust Company.
THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).
FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is 1,000, all of which shares shall be common stock having a par value of $0.01 per share.
FIFTH: The business and affairs of the Corporation shall be managed by or under the direction of the Corporation’s board of directors (the “Board”). The number of directors of the Corporation shall be fixed from time to time by the Board. Unless and except to the extent that the bylaws of the Corporation so require, the election of directors of the Corporation need not be by written ballot.
SIXTH: In furtherance and not in limitation of the powers conferred upon it by law, the Board is expressly authorized to adopt, amend or repeal the bylaws of the Corporation.
SEVENTH: No director shall be personally liable to the Corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such elimination from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. If the DGCL is amended hereafter to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the DGCL, as so amended. Any repeal or modification of this Article Seventh, because of amendments or modifications of the DGCL or otherwise, shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to the effective date of such repeal or modification.
EIGHTH: Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL, or (d) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of the capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article Eighth.

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IN WITNESS WHEREOF, the undersigned, being the incorporator hereinbefore named, has executed this Amended and Restated Certificate of Incorporation this            day of            , 2021.
By:

Name:
Title:

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Exhibit B
Amended and Restated Bylaws of Surviving Corporation

Ex. B-1

EXHIBIT B
BY-LAWS
OF
SPORTSMAN’S WAREHOUSE HOLDINGS, INC.
ARTICLE I
OFFICES
Section 1.01   Offices.   The address of the registered office of Sportsman’s Warehouse Holdings, Inc. (hereinafter called the “Corporation”) in the State of Delaware shall be the registered office set forth in the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”). The Corporation may have other offices, both within and without the State of Delaware, as the board of directors of the Corporation (the “Board of Directors”) from time to time shall determine or the business of the Corporation may require.
Section 1.02   Books and Records.   Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be maintained on any information storage device, method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases); provided, that the records so kept can be converted into clearly legible paper form within a reasonable time, and, with respect to the stock ledger, the records so kept comply with Section 224 of the Delaware General Corporation Law. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.
ARTICLE II
MEETINGS OF THE STOCKHOLDERS
Section 2.01   Place of Meetings.   All meetings of the stockholders shall be held at such place, if any, either within or without the State of Delaware, or by means of remote communication, as shall be designated from time to time by resolution of the Board of Directors and stated in the notice of meeting.
Section 2.02   Annual Meeting.   The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such date, time and place, if any, as shall be determined by the Board of Directors and stated in the notice of the meeting.
Section 2.03   Special Meetings.   Special meetings of stockholders for any purpose or purposes shall be called pursuant to a resolution approved by the Board of Directors and may not be called by any other person or persons. The only business which may be conducted at a special meeting shall be the matter or matters set forth in the notice of such meeting.
Section 2.04   Adjournments.   Any meeting of the stockholders, annual or special, may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time, place, if any, thereof, and the means of remote communication, if any, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date is fixed for stockholders entitled to vote at the adjourned meeting, the Board of Directors shall fix a new record date for notice of the adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date fixed for notice of the adjourned meeting.
Section 2.05   Notice of Meetings.   Notice of the place, if any, date, hour, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and means of remote communication, if any, of every meeting of stockholders shall be given by the Corporation not less than 10 days nor more than 60 days before the meeting (unless a different time is specified by law) to every stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. Notices of special

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meetings shall also specify the purpose or purposes for which the meeting has been called. Notices of meetings to stockholders may be given by mailing the same, addressed to the stockholder entitled thereto, at such stockholder’s mailing address as it appears on the records of the Corporation and such notice shall be deemed to be given when deposited in the U.S. mail, postage prepaid. Without limiting the manner by which notices of meetings otherwise may be given effectively to stockholders, any such notice may be given by electronic transmission in accordance with applicable law. Notice of any meeting need not be given to any stockholder who shall, either before or after the meeting, submit a waiver of notice or who shall attend such meeting, except when the stockholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of the meeting shall be bound by the proceedings of the meeting in all respects as if due notice thereof had been given.
Section 2.06   List of Stockholders.   The Corporation shall prepare a complete list of the stockholders entitled to vote at any meeting of stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares of each class of capital stock of the Corporation registered in the name of each stockholder at least ten days before any meeting of the stockholders. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, on a reasonably accessible electronic network if the information required to gain access to such list was provided with the notice of the meeting or during ordinary business hours, at the principal place of business of the Corporation for a period of at least ten days before the meeting. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting the whole time thereof and may be inspected by any stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for inspection by any stockholder during the whole time of the meeting as provided by applicable law. Except as provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders or to vote in person or by proxy at any meeting of stockholders.
Section 2.07   Quorum.   Unless otherwise required by law, the Certificate of Incorporation or these by-laws, at each meeting of the stockholders, a majority in voting power of the shares of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power, by the affirmative vote of a majority in voting power thereof, to adjourn the meeting from time to time, in the manner provided in Section 2.04, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.
Section 2.08   Conduct of Meetings.   The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate. At every meeting of the stockholders, the president, or in his or her absence or inability to act, the person whom the president shall appoint, shall act as chair of, and preside at, the meeting. The secretary or, in his or her absence or inability to act, the person whom the chair of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chair of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations, and procedures and to do all such acts as, in the judgment of such chair, are appropriate for the proper conduct of the meeting. Such rules, regulations, or procedures, whether adopted by the Board of Directors or prescribed by the chair of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (c) rules and procedures for maintaining order at the meeting and the safety of those present; (d) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chair of the meeting shall determine; (e) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (f) limitations on the time allotted to questions or comments by participants.

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Section 2.09   Voting; Proxies.   Unless otherwise required by law or the Certificate of Incorporation, the election of directors shall be decided by a plurality of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election. Unless otherwise required by law, the Certificate of Incorporation, or these by-laws, any matter, other than the election of directors, brought before any meeting of stockholders shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot.
Section 2.10   Inspectors at Meetings of Stockholders.   The Board of Directors, in advance of any meeting of stockholders, may, and shall if required by law, appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall (a) ascertain the number of shares outstanding and the voting power of each, (b) determine the shares represented at the meeting, the existence of a quorum and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Board of Directors, the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies, votes, or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a stockholder shall determine otherwise. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election.
Section 2.11   Consent of Stockholders Without a Meeting.   Any action to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing or by electronic transmission, setting forth the action to be so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware (by hand or by certified or registered mail, return receipt requested), its principal place of business, an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded, or to an information processing system designated by the Corporation for receiving such consents in accordance with applicable law. Every consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Section 2.11, consents signed by a sufficient number of holders to take action are delivered to the Corporation as aforesaid. Prompt notice of the taking of the corporate action without a meeting by less than unanimous consent shall, to the extent required by applicable law, be given to those stockholders who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

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Section 2.12   Fixing the Record Date.
(a)   In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than ten days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for the determination of stockholders entitled to vote therewith at the adjourned meeting.
(b)   In order that the Corporation may determine the stockholders entitled to consent to corporate action without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action without a meeting: (i) when no prior action by the Board of Directors is required by law, the record date for such purpose shall be the first date on which a signed consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery (by hand, or by certified or registered mail, return receipt requested) to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded and (ii) if prior action by the Board of Directors is required by law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.
(c)   In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
ARTICLE III
BOARD OF DIRECTORS
Section 3.01   General Powers.   The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may adopt such rules and procedures, not inconsistent with the Certificate of Incorporation, these by-laws, or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.
Section 3.02   Number; Term of Office.   The Board of Directors shall consist of at least one (1) member. Each director shall hold office until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification, or removal.
Section 3.03   Newly Created Directorships and Vacancies.   Any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the Board of Directors,

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may be filled by the affirmative vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director. A director so elected shall be elected to hold office until the earlier of the expiration of the term of office of the director whom he or she has replaced, a successor is duly elected and qualified, or the earlier of such director’s death, resignation or removal.
Section 3.04   Resignation.   Any director may resign at any time by notice given either in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the date of receipt of such notice by the Corporation or at such later time as is therein specified. A verbal resignation shall not be deemed effective until confirmed by the director in writing or by electronic transmission to the Corporation.
Section 3.05   Removal.   Except as prohibited by applicable law or the Certificate of Incorporation, the stockholders entitled to vote in an election of directors may remove any director from office at any time, with or without cause, by the affirmative vote of a majority in voting power thereof.
Section 3.06   Fees and Expenses.   Directors shall receive such fees and expenses as the Board of Directors shall from time to time prescribe.
Section 3.07   Regular Meetings.   Regular meetings of the Board of Directors may be held without notice at such times and at such places as may be determined from time to time by the Board of Directors.
Section 3.08   Special Meetings.   Special meetings of the Board of Directors may be held at such times and at such places as may be determined by the president on at least 24 hours’ notice to each director given by one of the means specified in Section 3.11 hereof other than by mail or on at least three days’ notice if given by mail. Special meetings shall be called by the president in like manner and on like notice on the written request of any two or more directors.
Section 3.09   Telephone Meetings.   Board of Directors’ meetings or Board of Directors’ committee meetings may be held by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other and be heard. Participation by a director in a meeting pursuant to this Section 3.09 shall constitute presence in person at such meeting.
Section 3.10   Adjourned Meetings.   A majority of the directors present at any meeting of the Board of Directors, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place. At least 24 hours’ notice of any adjourned meeting of the Board of Directors shall be given to each director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.11 hereof other than by mail, or at least three days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.
Section 3.11   Notices.   Subject to Section 3.08, Section 3.10, and Section 3.12 hereof, whenever notice is required to be given to any director by applicable law, the Certificate of Incorporation, or these by-laws, such notice shall be deemed given effectively if given in person or by telephone, mail addressed to such director at such director’s address as it appears on the records of the Corporation, facsimile, email, or by other means of electronic transmission.
Section 3.12   Waiver of Notice.   Whenever notice to directors is required by applicable law, the Certificate of Incorporation, or these by-laws, a waiver thereof, in writing signed by, or by electronic transmission by, the director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors or meeting of a committee of the Board of Directors need be specified in any waiver of notice.
Section 3.13   Organization.   At each meeting of the Board of Directors, a director selected by the Board of Directors shall preside. The secretary shall act as secretary at each meeting of the Board of Directors. If the secretary is absent from any meeting of the Board of Directors, an assistant secretary shall

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perform the duties of secretary at such meeting; and in the absence from any such meeting of the secretary and all assistant secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.
Section 3.14   Quorum of Directors.   Except as otherwise permitted by the Certificate of Incorporation, these by-laws, or applicable law, the presence of a majority of the Board of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board of Directors.
Section 3.15   Action by Majority Vote.   Except as otherwise expressly required by these by-laws, the Certificate of Incorporation, or by applicable law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.
Section 3.16   Action Without Meeting.   Unless otherwise restricted by the Certificate of Incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the Board of Directors or committee in accordance with applicable law.
Section 3.17   Committees of the Board of Directors.   The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it to the extent so authorized by the Board of Directors. Unless the Board of Directors provides otherwise, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board of Directors provides otherwise, each committee designated by the Board of Directors may make, alter, and repeal rules and procedures for the conduct of its business. In the absence of such rules and procedures each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this Article III.
ARTICLE IV
OFFICERS
Section 4.01   Positions and Election.   The officers of the Corporation shall be elected annually by the Board of Directors and shall include a president, a treasurer, and a secretary. The Board of Directors, in its discretion, may also elect one or more vice chairs (who must be directors), and one or more vice presidents, assistant treasurers, assistant secretaries, and other officers. Any two or more offices may be held by the same person.
Section 4.02   Term.   Each officer of the Corporation shall hold office until such officer’s successor is elected and qualified or until such officer’s earlier death, resignation, or removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors at any time, with or without cause, by the majority vote of the members of the Board of Directors then in office. The removal of an officer shall be without prejudice to his or her contract rights, if any. The election or appointment of an officer shall not of itself create contract rights. Any officer of the Corporation may resign at any time by giving written notice of his or her resignation to the president or the secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall

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not be necessary to make it effective. Should any vacancy occur among the officers, the position shall be filled for the unexpired portion of the term by appointment made by the Board of Directors.
Section 4.03   The President.   The president shall have general supervision over the business of the Corporation and other duties incident to the office of president, and any other duties as may be from time to time assigned to the president by the Board of Directors and subject to the control of the Board of Directors in each case.
Section 4.04   Vice Presidents.   Each vice president shall have such powers and perform such duties as may be assigned to him or her from time to time by the Board of Directors or the president.
Section 4.05   The Secretary.   The secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for committees when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the president. The secretary shall keep in safe custody the seal of the Corporation and have authority to affix the seal to all documents requiring it and attest to the same.
Section 4.06   The Treasurer.   The treasurer shall have the custody of the corporate funds and securities, except as otherwise provided by the Board of Directors, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and the directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.
Section 4.07   Duties of Officers May Be Delegated.   In case any officer is absent, or for any other reason that the Board of Directors may deem sufficient, the president or the Board of Directors may delegate for the time being the powers or duties of such officer to any other officer or to any director.
ARTICLE V
STOCK CERTIFICATES AND THEIR TRANSFER
Section 5.01   Certificates Representing Shares.   The shares of stock of the Corporation shall be represented by certificates; provided that the Board of Directors may provide by resolution or resolutions that some or all of any class or series shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock. If shares are represented by certificates, such certificates shall be in the form, other than bearer form, approved by the Board of Directors. The certificates representing shares of stock of each class shall be signed by, or in the name of, the Corporation by any two authorized officers of the Corporation. Any or all such signatures may be facsimiles. Although any officer, transfer agent, or registrar whose manual or facsimile signature is affixed to such a certificate ceases to be such officer, transfer agent, or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent, or registrar were still such at the date of its issue.
Section 5.02   Transfers of Stock.   Stock of the Corporation shall be transferable in the manner prescribed by law and in these by-laws. Transfers of stock shall be made on the books of the Corporation only by the holder of record thereof, by such person’s attorney lawfully constituted in writing and, in the case of certificated shares, upon the surrender of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred. To the extent designated by the president or any vice president or the treasurer of the Corporation, the Corporation may recognize the transfer of fractional uncertificated shares, but shall not otherwise be required to recognize the transfer of fractional shares.

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Section 5.03   Transfer Agents and Registrars.   The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.
Section 5.04   Lost, Stolen, or Destroyed Certificates.   The Board of Directors may direct a new certificate or uncertificated shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed upon the making of an affidavit of that fact by the owner of the allegedly lost, stolen, or destroyed certificate. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen, or destroyed certificate, or the owner’s legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate or uncertificated shares.
ARTICLE VI
GENERAL PROVISIONS
Section 6.01   Seal.   The seal of the Corporation shall be in such form as shall be approved by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise, as may be prescribed by law or custom or by the Board of Directors.
Section 6.02   Fiscal Year.   The fiscal year of the Corporation shall be the calendar year unless otherwise determined by the Board of Directors.
Section 6.03   Checks, Notes, Drafts, Etc.   All checks, notes, drafts, or other orders for the payment of money of the Corporation shall be signed, endorsed, or accepted in the name of the Corporation by such officer, officers, person, or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.
Section 6.04   Dividends.   Subject to applicable law and the Certificate of Incorporation, dividends upon the shares of capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors. Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock, unless otherwise provided by applicable law or the Certificate of Incorporation.
Section 6.05   Conflict with Applicable Law or Certificate of Incorporation.   These by-laws are adopted subject to any applicable law and the Certificate of Incorporation. Whenever these by-laws may conflict with any applicable law or the Certificate of Incorporation, such conflict shall be resolved in favor of such law or the Certificate of Incorporation.
ARTICLE VII
INDEMNIFICATION AND ADVANCEMENT OF EXPENSES
Section 7.01   Definitions.   For purposes of this Article VII, the following terms shall have the meanings set forth below: (a) “Action” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative. (b) “Indemnified Party” means any person who is or was a party or is threatened to be made a party to any Action by reason of the fact that such person is or was a director or officer of the Corporation (which shall include actions taken in connection with or relating to the incorporation of the Corporation) or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including any employee benefit plan of the Corporation.
Section 7.02   Indemnification.   The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any Indemnified Party against any and all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Indemnified Party. Notwithstanding the preceding sentence, except as provided in Section 7.05 of this Article VII, the Corporation shall be required to indemnify an Indemnified Party in

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connection with an Action (or part thereof) commenced by such Indemnified Party only if the commencement of such Action (or part thereof) by the Indemnified Party was authorized in the specific case by the Board of Directors.
Section 7.03   Determination.   Any indemnification under this Article VII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that the indemnification of Indemnified Party is proper in the circumstances because such Indemnified Party has met the applicable standard of conduct required by applicable law, as the case may be. Such determination shall be made, with respect to an Indemnified Party who is a director or officer at the time of such determination, (a) by a majority vote of the directors who are not parties to such Action, even though less than a quorum, or (b) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (d) by the stockholders. Such determination shall be made, with respect to former directors or officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former Indemnified Party of the Corporation has been successful on the merits or otherwise in defense of any Action or in defense of any claim, issue or matter therein, such Indemnified Party shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such Indemnified Party in connection therewith, without the necessity of authorization in the specific case.
Section 7.04   Expenses Payable in Advance.   Expenses, including without limitation attorneys’ fees, incurred by an Indemnified Party in defending any Action shall be paid by the Corporation in advance of the final disposition of such Action upon receipt of an undertaking by or on behalf of such Indemnified Party to repay such amount if it shall ultimately be determined that such Indemnified Party is not entitled to be indemnified by the Corporation as authorized in this Article VII.
Section 7.05   Claim.   If a claim for indemnification under this Article VII (following the final disposition of such proceeding) is not paid in full within sixty (60) days after the Corporation has received a claim therefor by the Indemnified Party, or if a claim for any advancement of expenses under this Article VII is not paid in full within thirty (30) days after the Corporation has received a statement or statements requesting such amounts to be advanced, the Indemnified Party shall thereupon (but not before) be entitled to file suit to recover the unpaid amount of such claim. If successful in whole or in part, the Indemnified Party shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action, the Corporation shall have the burden of proving that the Indemnified Party is not entitled to the requested indemnification or advancement of expenses under applicable law.
Section 7.06   Other Indemnification or Advancement.   The rights to indemnification and advancement of expenses provided by this Article VII shall not be construed to be exclusive of or limit any other rights to which any Indemnified Party or other person may be entitled under the Certificate of Incorporation or any bylaw, agreement, vote of the stockholders or disinterested directors or otherwise, both as to action in such Indemnified Party’s official capacity and as to action in another capacity while holding office.
Section 7.07   Insurance.   The Corporation may purchase and maintain insurance in the amounts the Board of Directors deems appropriate or advisable on behalf of any Indemnified Party against any liability asserted against such Indemnified Party and incurred by such Indemnified Party in such Indemnified Party’s capacity, or arising out of such Indemnified Party’s status, as an Indemnified Party, whether or not the Corporation would have the power to indemnify such Indemnified Party against such liability under applicable provisions of law.
ARTICLE VIII
AMENDMENTS
Section 8.01   Amendments.   These by-laws may be adopted, amended, or repealed or new by-laws adopted by the Board of Directors. The stockholders may make additional by-laws and may adopt, amend, or repeal any by-laws whether such by-laws were originally adopted by them or otherwise.

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Annex B
December 21, 2020
Board of Directors
Sportsman’s Warehouse Holdings, Inc.
1475 West 9000 South Suite A
West Jordan, UT 84088
The Board of Directors:
We understand that Sportsman’s Warehouse Holdings, Inc. (the “Company”) proposes to enter into an agreement and plan of merger (the “Agreement”) with Great Outdoors Group, LLC (“Parent”) and Phoenix Merger Sub I, Inc., a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Agreement, among other things, Merger Sub will merge with and into the Company (the “Merger”), and that, in connection with the Merger, (a) each outstanding share of common stock, par value $.01 per share, of the Company, other than shares held by stockholders who have properly exercised appraisal rights (“Company Common Stock”) and shares held by the Company, Parent and their respective subsidiaries (including Merger Sub), will be canceled and converted into the right to receive $18.00 in cash (the “Consideration”), without interest and subject to deduction and withholding such amounts as may be required pursuant to any tax laws, and (b) the Company will be the surviving corporation of the Merger (collectively, the “Transaction”).
In connection with your consideration of the Transaction, the Board of Directors (the “Board”) of the Company (in its capacity as such) has requested the opinion of Robert W. Baird & Co. Incorporated (“Baird”) as to the fairness, from a financial point of view, to the holders of the Company Common Stock (other than Parent and its affiliates) of the Consideration to be received by such holders in the Transaction. We express no opinion about the fairness of any amount or nature of the compensation or consideration payable to any of the Company’s officers, directors or employees, or any class of such persons, or to any particular stockholder relative to the Consideration to be received by the holders of Company Common Stock.You have not asked us to express, and we are not expressing, any opinion with respect to any of the other financial or non-financial terms, conditions, determinations or actions with respect to the Transaction.
In conducting our financial analyses and in arriving at our opinion, we have reviewed such information and have taken into account such financial and economic factors, investment banking procedures and considerations as we have deemed relevant under the circumstances. In that connection, and subject to the various assumptions, qualifications and limitations set forth herein, we have, among other things: (i) reviewed certain internal information, primarily financial in nature, including (A) financial forecasts concerning the business and operations of the Company (the “Forecasts”) furnished to us, and prepared and certified, by the Company’s management for purposes of our analysis, and (B) financial statements of the Company for the fiscal years ended January 31, 2018 through 2020 and interim financial statements of the Company for the period ended October 31, 2020, which the Company’s management has prepared and identified as being the most current financial statements available; (ii) reviewed certain publicly available information, including, but not limited to, the Company’s recent filings with the Securities and Exchange Commission; (iii) reviewed the principal financial terms of the draft of the Agreement sent to us on December 19, 2020 in the form
Robert W. Baird & Co.
227 West Monroe Street
Chicago IL 60606
www.rwbaird.com

Board of Directors of Sportsman’s Warehouse Holdings, Inc. December 21, 2020 page 2 expected to be presented to the Board as they related to our analysis; (iv) compared the financial position and operating results of the Company with those of certain other publicly traded companies we deemed relevant; (v) compared the historical market prices, trading activity and market trading multiples of the Company Common Stock with those of certain other publicly traded companies we deemed relevant; (vi) compared the proposed Consideration with the reported implied enterprise values of certain other transactions we deemed relevant; and (vii) reviewed the Company’s certificate regarding information, financial statements and projections addressed to Robert W. Baird & Co. Incorporated. We have held discussions with members of the Company’s senior management concerning the Company’s historical and current financial condition and operating results, as well as the future prospects of the Company. We have not been engaged or requested to, and we did not, solicit third party indications of interest in acquiring all or any part of the Company. We have also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant for the preparation of this opinion.
In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of all of the financial and other information that was publicly available or provided to us by or on behalf of the Company. We have not independently verified any publicly available information or information supplied to us by the Company or Parent. We have not been engaged to independently verify, have not assumed any responsibility to verify, assume no liability for, and express no opinion on, any such information, and we have assumed and relied upon, without independent verification, that the Company is not aware of any information that might be material to our opinion that has not been provided to us. We have assumed and relied upon, without independent verification, that: (i) all material assets and liabilities (contingent or otherwise, known or unknown) of the Company are as set forth in the Company’s most recent financial statements provided to us, and there is no information or facts that would make any of the information reviewed by us incomplete or misleading; (ii) the financial statements of the Company provided to us present fairly the results of operations, cash flows and financial condition of the Company for the periods, and as of the dates, indicated and were prepared in conformity with U.S. generally accepted accounting principles consistently applied; (iii) the Forecasts for the Company were reasonably prepared on bases reflecting the best available estimates and good faith judgments of the Company’s senior management as to the future performance of the Company, and we have relied, without independent verification, upon such Forecasts in the preparation of this opinion, although we express no opinion with respect to the Forecasts or any judgments, estimates, assumptions or basis on which they were based, and we have assumed, without independent verification, that the Forecasts used in our analysis will be realized in the amounts and on the time schedule contemplated; (iv) in all respects material to our analysis, the Transaction will be consummated in accordance with the terms and conditions of the Agreement without any amendment or modification thereto and without waiver by any party of any of the conditions to their respective obligations thereunder; (v) in all respects material to our analysis, the representations and warranties contained in the Agreement are true and correct and that each party will perform all of the covenants and agreements required to be performed by it under the Agreement; and (vi) all corporate, governmental, regulatory or other consents and approvals (contractual or otherwise) required to consummate the Transaction have been, or will be, obtained without the need for any material changes to the Consideration or other material financial terms or conditions of the Transaction or that would otherwise materially affect the Company or our analysis. We have not considered any strategic, operating or cost benefits and/or synergies that might result from the Transaction in our analysis. We have relied upon and assumed, without independent verification, that the final form of any draft documents referred to above will not differ in any material respect from such draft documents. We have relied, without independent verification, as to all legal, regulatory, accounting, insurance and tax matters regarding the Transaction on the advice of the Company and its professional advisors, and we have assumed that all such advice was correct and we have not expressed an opinion on such matters as they relate to the Transaction. In conducting our review, we have

Board of Directors of Sportsman’s Warehouse Holdings, Inc. December 21, 2020 page 3 not undertaken or obtained an independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise, known or unknown) or solvency of the Company or Parent nor have we made a physical inspection of the properties or facilities of the Company or Parent. In each case above, we have made the assumptions and taken the actions or inactions described above with your knowledge and consent.
Our opinion necessarily is based upon economic, monetary and market conditions as they exist and can be evaluated on the date hereof, and our opinion does not predict or take into account any changes which may occur, or information which may become available, after the date hereof. We are under no obligation to update, revise, reaffirm or withdraw this opinion, or otherwise comment on or consider events occurring after the date hereof. Furthermore, we express no opinion as to the price or trading range at which any of the Company’s securities (including Company Common Stock) will trade following the date hereof. Such price and trading range may be affected by a number of factors, including but not limited to (i) dispositions of Company Common Stock by stockholders within a short period of time after, or other market effects resulting from, the announcement of the Transaction; (ii) changes in prevailing interest rates and other factors which generally influence the price of securities; (iii) adverse changes in the current capital markets; (iv) the occurrence of adverse changes in the financial condition, business, assets, results of operations or prospects of the Company or in the Company’s industry; (v) any necessary actions by, or restrictions of, federal, state or other governmental agencies or regulatory authorities; and (vi) timely completion of the Transaction on terms and conditions that are acceptable to all parties at interest. As you are aware, there is significant uncertainty as to the potential direct and indirect business, financial, economic and market implications and consequences of the spread of the coronavirus and associated illnesses and the actions and measures that countries, central banks, international financing and funding organizations, stock markets, businesses and individuals may take to address the spread of the coronavirus and associated illnesses including, without limitation, those actions and measures pertaining to fiscal or monetary policies, legal and regulatory matters and the credit, financial and stock markets (collectively, the “Pandemic Effects”), and the Pandemic Effects could have a material impact on our analyses and this opinion.
Our opinion has been prepared at the request and for the information of the Board, and may not be used for any other purpose or disclosed to any other party without our prior written consent. This opinion does not address the relative merits or risks of: (i) the Transaction, the Agreement or any other agreements or other matters provided for, or contemplated by, the Agreement; (ii) any other transactions that may be, or might have been, available as an alternative to the Transaction; or (iii) the Transaction compared to any other potential alternative transactions or business strategies considered by the Board and, accordingly, we have relied upon our discussions with the senior management of the Company with respect to the availability and consequences of any alternatives to the Transaction. This opinion does not constitute a recommendation to the Board, any security holder of the Company or any other person as to how any such person should vote or act with respect to the Transaction or whether any stockholder of the Company should make any election with respect to the Transaction.
We have acted as financial advisor to the Company in connection with the Transaction and will receive a fee (a “Transaction Fee”) for our services, substantially all of which is contingent upon the consummation of the Transaction. We will also receive a separate fee for rendering this opinion, which fee is not contingent upon the conclusions of our opinion or the consummation of the Transaction, but is fully creditable against the contingent Transaction Fee (to the extent paid). In addition, the Company has agreed to reimburse us for certain of our expenses and to indemnify us and certain related parties against certain liabilities that may arise out of our engagement. We will not receive any other significant payment or compensation contingent upon the successful completion of the Transaction.
No material relationship between the Company, Parent or any other party or affiliate to the Transaction is mutually understood to be contemplated in which any compensation is intended to be received.

Board of Directors of Sportsman’s Warehouse Holdings, Inc. December 21, 2020 page 4
In the ordinary course of business, Baird may from time to time provide investment banking, advisory, brokerage and other services to clients that may be competitors or suppliers to, or customers or security holders of, the Company or Parent or any other party that may be involved in the Transaction and their respective affiliates or that may otherwise participate or be involved in the same or a similar business or industry as the Company or Parent. In addition, Baird and certain of its employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may from time to time hold or trade the securities of the Company (including Company Common Stock) for their own account or the accounts of our customers and, accordingly, may at any time hold long or short positions or effect transactions in such securities. Baird has also prepared equity analyst research reports from time to time regarding the Company, and may continue to do so. Baird may also serve as a market maker in the publicly traded securities of the Company.
Our opinion was approved by our firm’s internal fairness committee.
Based upon and subject to the foregoing, including the various assumptions, qualifications and limitations set forth herein, we are of the opinion that, as of the date hereof, the Consideration to be received by the holders of Company Common Stock (other than Parent and its affiliates) in the Transaction is fair, from a financial point of view, to such holders.
Very truly yours,
/s/ Robert W. Baird & Co. Incorporated
ROBERT W. BAIRD & CO. INCORPORATED

Annex C
Section 262 of the DGCL
(a)
Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b)
Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1)
Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2)
Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a.
Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b.
Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c.
Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d.
Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3)
In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4)
[Repealed.]

(c)
Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.
(d)
Appraisal rights shall be perfected as follows:

(1)
If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2)
If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(e)
Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f)
Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g)
At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal,

(2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h)
After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i)
The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j)
The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k)
From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l)
The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Submit your proxy by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week

Your submission of a proxy by phone or Internet authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE –
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Use the Internet to submit your proxy.

PHONE – 1-866-883-3382
Use a touch-tone telephone to submit your proxy.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided in time to be received by [•], 2021.

If you submit your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

Please detach here

The Board of Directors Recommends a Vote FOR Proposals 1, 2 and 3.

Vote on the Merger Proposal

1. To adopt and approve the Agreement and Plan of Merger, dated December 21, 2020, by and among Great Outdoors Group, LLC, Phoenix Merger Sub I, Inc., a wholly-owned subsidiary of Great Outdoors Group, LLC, and Sportsman's Warehouse Holdings, Inc., as amended from time to time, pursuant to which Phoenix Merger Sub I, Inc. will be merged with an into Sportsman's Warehouse Holdings, Inc., with Sportsman's Warehouse Holdings, Inc. continuing as the surviving corporation in the merger and a wholly-owned subsidiary of Great Outdoors Group, LLC. ☐ For ☐ Against ☐ Abstain

Vote on Executive Compensation Proposal

2. To approve, on a non-binding, advisory basis, the specified compensation that may be paid or may become payable to Sportsman's Warehouse Holdings, Inc.'s named executive officers based on or otherwise relating to the merger. ☐ For ☐ Against ☐ Abstain

Vote on Adjournment Proposal

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

NOTE: At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Date ______________________________

Address Change? Mark box, sign, and indicate changes below: ☐

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporate organizations should provide the full name of the organization, and title and name of the authorized officer signing the Proxy on behalf of such organization. When signing as attorney, executor, administrator, trustee, guardian, or other fiduciary, please give full title as such.

Sportsman's Warehouse Holdings, Inc.

SPECIAL MEETING OF STOCKHOLDERS

[•], [•], 2021
[•] Mountain Time

To register for the virtual meeting, please follow the instructions below:

- Visit **register.proxypush.com/spwh** on your smartphone, tablet or computer. You must pre-register prior to the deadline of [•], [•], at [•] MT in order to attend. You will need the latest versions of Chrome, Safari, Internet Explorer, Edge or Firefox. Please ensure your browser is compatible.
- As a stockholder, you will then be required to enter your control number which is located in the upper right hand corner of this proxy card or notice.

After registering, you will receive a confirmation email. Approximately one hour prior to the start of the meeting, an email will be sent to the email address you provided during registration with a unique link to the virtual meeting.

proxy

This proxy is solicited on behalf of the Board of Directors for use at the Special Meeting on [•], 2021.

By signing the proxy, you revoke all prior proxies and appoint Jon Barker and Robert K. Julian, and each of them with full power of substitution, and authorize them to represent and to vote all of your shares of stock of Sportsman's Warehouse Holdings, Inc. held of record on January 29, 2021 which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held on [•], at [•] on the matters set forth in the Notice of Special Meeting of Stockholders and Proxy Statement, dated [•], a copy of which has been received by the undersigned, and any other matters which may come before the Special Meeting and all adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3. BY EXECUTING THIS PROXY, THE UNDERSIGNED STOCKHOLDER AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

See reverse for voting instructions.